UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22375

PIMCO Equity Series

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive office)

Bijal Parikh

Treasurer (Principal Financial & Accounting Officer)

PIMCO Equity Series

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: June 30

Date of reporting period: December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

•	PIMCO Equity Series Funds
•	PIMCO Equity Series RAE Funds
•	PIMCO Equity Series RealPath® Blend Funds
•	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF
•	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF
•	PIMCO RAFI Dynamic Multi-Factor International Equity ETF
•	PIMCO RAFI ESG U.S. ETF

PIMCO EQUITY SERIES®

Semiannual Report

December 31, 2020

PIMCO Dividend and Income Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series prospectus. The Shareholder Reports for the other series of the PIMCO Equity Series are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Equity Series Semiannual Report, which covers the six-month reporting period ended December 31, 2020. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended December 31, 2020

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic. Looking back before the reporting period began, second-quarter 2020 U.S. annualized gross domestic product (“GDP”) was -31.4%. This represented the steepest quarterly decline on record. With the economy reopening, third-quarter GDP growth was 33.4%, the largest quarterly increase on record. The Commerce Department’s initial estimate for fourth-quarter annualized GDP growth — released after the reporting period ended — was 4.0%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, before the reporting period began, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. In August 2020, Fed Chair Jerome Powell said the central bank had changed how it viewed the trade-off between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation run higher, which could mean that interest rates remain low for an extended period. Meanwhile, in March 2020, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy. A subsequent $900 billion stimulus package was finalized in December 2020.

Economies outside the U.S. were significantly impacted by the pandemic too. In its October 2020 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that it expects 2020 GDP in the eurozone, U.K. and Japan will be -8.3%, -9.8% and -5.3%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.5% and 0.7%, respectively, in 2019.

Against this backdrop, central banks and governments around the world took a number of aggressive actions. Looking back, in March 2020, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European

2	PIMCO EQUITY SERIES

Union agreed on a €1.8 trillion spending package to bolster its economy. In December 2020, the ECB expanded its monetary stimulus program by another €500 billion.

The Bank of England reduced its key lending rate to 0.10% — a record low — in March, added £100 billion to its quantitative easing program in June, and increased its bond-buying program by £150 billion to £895 billion in November. Finally, toward the end of the year, the U.K. and the European Union agreed to a long-awaited Brexit deal. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. In May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package. Finally, in December 2020, the Bank of Japan announced a new ¥73.6 trillion stimulus package.

Short-term U.S. Treasury yields edged modestly lower, whereas long-term yields moved higher, albeit from a very low level during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 0.93% at the end of the reporting period, versus 0.66% on June 30, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 0.78%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 4.20%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also rallied. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 10.82%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 7.89%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 10.29%.

Despite the headwinds from the pandemic, global equities produced strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 22.16%, partially fueled by a sharp rally in November and December 2020, because, in our view, investor sentiment improved after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 23.00%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 31.14%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 24.12% and European equities, as represented by the MSCI Europe Index (in EUR), returned 10.91%.

Commodity prices were volatile and produced mixed results. When the reporting period began, Brent crude oil was approximately $41 a barrel. Brent crude oil ended the reporting period at roughly $52 a barrel. We believe that oil prices rallied because producers reduced their output and investors anticipated stronger demand as global

SEMIANNUAL REPORT	DECEMBER 31, 2020	3

Chairman’s Letter (Cont.)

growth improved and several new COVID-19 vaccines were introduced. Elsewhere, copper prices moved higher, while gold declined.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with the U.S. election and several geopolitical events. The U.S. dollar weakened against a number of other major currencies. For example, the U.S. dollar returned -8.74%, -10.23% and -4.53% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding the funds, please contact your account manager or financial adviser, or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at www.pimco.com to learn more about our global viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Equity Series

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO EQUITY SERIES

Important Information About the PIMCO Dividend and Income Fund

PIMCO Equity Series (the “Trust”) is an open-end management investment company that includes PIMCO Dividend and Income Fund (the “Fund”).

We believe that equity funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds are subject to notable risks. Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions.

The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all equity securities.

The Fund may be subject to various risks as described in its prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Fund’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19

SEMIANNUAL REPORT	DECEMBER 31, 2020	5

Important Information About the PIMCO Dividend and Income Fund (Cont.)

and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance may vary by share class based on each class’s expense ratios. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2 and I-3 shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods

6	PIMCO EQUITY SERIES

or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or share class may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Class A	Class C	Diversification Status

PIMCO Dividend and Income Fund	12/14/11	12/14/11	12/14/11	—	12/14/11	12/14/11	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither the Fund’s prospectus nor the Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

SEMIANNUAL REPORT	DECEMBER 31, 2020	7

Important Information About the PIMCO Dividend and Income Fund (Cont.)

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

The SEC adopted a rule that allows the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling 888.877.4626. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Fund is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Fund is uncertain at this time.

8	PIMCO EQUITY SERIES

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SEMIANNUAL REPORT	DECEMBER 31, 2020	9

PIMCO Dividend and Income Fund

Cumulative Returns Through December 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended December 31, 2020

	6 Months*	1 Year	5 Years	Fund Inception (12/14/11)
PIMCO Dividend and Income Fund Institutional Class	17.62%	(1.35)%	5.86%	6.08%
PIMCO Dividend and Income Fund I-2	17.52%	(1.52)%	5.78%	5.98%
PIMCO Dividend and Income Fund Class A	17.45%	(1.71)%	5.47%	5.70%
PIMCO Dividend and Income Fund Class A (adjusted)	11.04%	(7.14)%	4.28%	5.04%
PIMCO Dividend and Income Fund Class C	16.99%	(2.51)%	4.68%	4.90%
PIMCO Dividend and Income Fund Class C (adjusted)	15.99%	(3.46)%	4.68%	4.90%
MSCI World Index±	23.00%	15.90%	12.19%	12.12%
75% MSCI World Index/25% Bloomberg Barclays Global Aggregate USD Unhedged±±	18.71%	14.73%	10.52%	9.84%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return

± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices.

±± The benchmark is a blend of 75% MSCI World Index/25% Bloomberg Barclays Global Aggregate USD Unhedged. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. Bloomberg Barclays Global Aggregate (USD Unhedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of funs shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.80% for Institutional Class shares, 0.90% for I-2 shares, 1.15% for Class A shares, and 1.90% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO EQUITY SERIES

Institutional Class - PQIIX	I-2 - PQIPX
Class A - PQIZX	Class C - PQICX

Geographic Breakdown as of December 31, 2020†§

United States	55.7%
Japan	9.1%
Australia	6.5%
United Kingdom	6.4%
France	3.6%
Spain	3.3%
Germany	2.6%
Switzerland	2.0%
Italy	1.3%
Cayman Islands	1.3%
Netherlands	1.3%
Short-Term Instruments‡	0.7%
Other	6.2%

Sector Breakdown as of December 31, 2020†§

Financials	15.3%
Energy	10.8%
U.S. Government Agencies	9.7%
Materials	8.3%
Industrials	8.0%
Consumer Staples	7.1%
Communication Services	6.6%
Health Care	6.5%
Consumer Discretionary	5.0%
Information Technology	4.7%
Asset-Backed Securities	3.5%
Non-Agency Mortgage-Backed Securities	3.4%
Utilities	3.0%
U.S. Treasury Obligations	2.9%
Real Estate	2.0%
Sovereign Issues	1.4%
Short-Term Instruments‡	0.7%
Other	1.1%

†	% of Investments, at value.
§	Geographic and Sector Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

SEMIANNUAL REPORT	DECEMBER 31, 2020	11

PIMCO Dividend and Income Fund (Cont.)

Investment Objective and Strategy Overview

PIMCO Dividend and Income Fund seeks to provide current income that exceeds the average yield on global stocks, and as a secondary objective, seeks to provide long-term capital appreciation, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of income-producing investments, and will typically invest between 60-80% of its assets in equity and equity-related securities (such portion of the Fund’s portfolio, the “Equity Sleeve”) providing exposure to a portfolio of stocks (the “RAE Income Global Portfolio”) through investment in the securities that comprise the RAE Income Global Portfolio. Equity-related securities include securities having an equity component (e.g., hybrids, bank capital) and equity derivatives. With respect to investments in equity securities, there is no limitation on the market capitalization range of the issuers in which the Fund may invest. The stocks for the Equity Sleeve are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of global equities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

Equity Portfolio:

»	Security selection in the consumer discretionary sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»

Underweight exposure to, and security selection in, the real estate sector contributed to relative returns, as the sector underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»	Overweight exposure to, and security selection in, the materials sector contributed to relative returns, as the sector and the Fund’s holdings outperformed the benchmark index.

»	Security selection in the communications services and health care sectors detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

»

Underweight exposure to, and security selection in, the information technology sector detracted from relative returns, as the sector outperformed the benchmark index and the Fund’s holdings underperformed the benchmark index.

Fixed Income Portfolio:

»	Long exposure to investment grade corporate credit contributed to performance, as these securities posted positive returns.

»	Long exposure to emerging market external debt in select countries, including Mexico and Brazil, contributed to performance, as prices for these securities increased.

»	Long exposure to non-agency mortgage backed securities contributed to performance, as prices for these securities appreciated.

»	There were no material detractors to the Fund on an absolute basis.

12	PIMCO EQUITY SERIES

Expense Example

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from July 1, 2020 to December 31, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During Period*	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,176.20	$4.35	$1,000.00	$1,021.62	$4.04	0.78%
I-2	1,000.00	1,175.20	4.90	1,000.00	1,021.11	4.56	0.88
Class A	1,000.00	1,174.50	6.29	1,000.00	1,019.83	5.85	1.13
Class C	1,000.00	1,169.90	10.45	1,000.00	1,015.98	9.71	1.88

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 187/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	DECEMBER 31, 2020	13

Financial Highlights PIMCO Dividend and Income Fund

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

Institutional Class

07/01/2020 - 12/31/2020+	$9.71	$0.19	$1.51	$1.70	$(0.28)	$0.00	$(0.28)

06/30/2020	11.27	0.33	(1.57)	(1.24)	(0.32)	0.00	(0.32)

06/30/2019	11.54	0.39	(0.18)	0.21	(0.48)	0.00	(0.48)

06/30/2018	11.09	0.36	0.41	0.77	(0.32)	0.00	(0.32)

06/30/2017	9.94	0.30	1.08	1.38	(0.23)	0.00	(0.23)

06/30/2016	12.29	0.43	(1.58)	(1.15)	(0.44)	(0.76)	(1.20)

I-2

07/01/2020 - 12/31/2020+	9.72	0.18	1.53	1.71	(0.28)	0.00	(0.28)

06/30/2020	11.29	0.32	(1.58)	(1.26)	(0.31)	0.00	(0.31)

06/30/2019	11.56	0.38	(0.19)	0.19	(0.46)	0.00	(0.46)

06/30/2018	11.11	0.34	0.42	0.76	(0.31)	0.00	(0.31)

06/30/2017	9.96	0.30	1.07	1.37	(0.22)	0.00	(0.22)

06/30/2016	12.30	0.39	(1.54)	(1.15)	(0.43)	(0.76)	(1.19)

Class A

07/01/2020 - 12/31/2020+	9.70	0.17	1.52	1.69	(0.27)	0.00	(0.27)

06/30/2020	11.27	0.29	(1.57)	(1.28)	(0.29)	0.00	(0.29)

06/30/2019	11.53	0.35	(0.19)	0.16	(0.42)	0.00	(0.42)

06/30/2018	11.08	0.31	0.42	0.73	(0.28)	0.00	(0.28)

06/30/2017	9.94	0.27	1.07	1.34	(0.20)	0.00	(0.20)

06/30/2016	12.29	0.39	(1.57)	(1.18)	(0.41)	(0.76)	(1.17)

Class C

07/01/2020 - 12/31/2020+	9.70	0.13	1.51	1.64	(0.22)	0.00	(0.22)

06/30/2020	11.29	0.21	(1.57)	(1.36)	(0.23)	0.00	(0.23)

06/30/2019	11.48	0.26	(0.18)	0.08	(0.27)	0.00	(0.27)

06/30/2018	11.06	0.22	0.42	0.64	(0.22)	0.00	(0.22)

06/30/2017	9.92	0.18	1.07	1.25	(0.11)	0.00	(0.11)

06/30/2016	12.27	0.31	(1.57)	(1.26)	(0.33)	(0.76)	(1.09)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)	Effective June 16, 2016, the Fund’s Investment advisory fee was decreased by 0.20% to an annual rate of 0.49%.
(e)	Effective October 1, 2020, the Fund’s Investment advisory fee was decreased by 0.04% to an annual rate of 0.45%.

14	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.13	17.62%	$18,207	0.78	%(e)*	0.79	%(e)*	0.76	%(e)*	0.77	%(e)*	3.53	%*	107%

9.71	(11.38)	16,438	0.83		0.84		0.80		0.81		3.05		158

11.27	2.06	20,685	0.95		0.96		0.80		0.81		3.48		108

11.54	6.89	23,027	0.85		0.86		0.80		0.81		3.04		80

11.09	14.01	23,087	0.80		0.81		0.79		0.80		2.88		93

9.94	(9.06)	31,840	0.83	(d)	1.00	(d)	0.83	(d)	1.00	(d)	4.03		114

11.15	17.64	18,522	0.88	(e)*	0.89	(e)*	0.86	(e)*	0.87	(e)*	3.43	*	107

9.72	(11.52)	19,236	0.93		0.94		0.90		0.91		2.95		158

11.29	1.91	25,573	1.05		1.06		0.90		0.91		3.40		108

11.56	6.80	27,286	0.95		0.96		0.90		0.91		2.94		80

11.11	13.86	24,731	0.90		0.91		0.89		0.90		2.79		93

9.96	(9.05)	34,120	0.93	(d)	1.10	(d)	0.93	(d)	1.10	(d)	3.53		114

11.12	17.45	108,273	1.13	(e)*	1.14	(e)*	1.11	(e)*	1.12	(e)*	3.17	*	107

9.70	(11.72)	96,148	1.18		1.19		1.15		1.16		2.70		158

11.27	1.61	122,533	1.30		1.31		1.15		1.16		3.13		108

11.53	6.60	138,561	1.20		1.21		1.15		1.16		2.70		80

11.08	13.54	144,912	1.15		1.16		1.14		1.15		2.53		93

9.94	(9.38)	167,857	1.18	(d)	1.35	(d)	1.18	(d)	1.35	(d)	3.67		114

11.12	16.99	34,076	1.88	(e)*	1.89	(e)*	1.86	(e)*	1.87	(e)*	2.44	*	107

9.70	(12.36)	46,644	1.93		1.94		1.90		1.91		1.92		158

11.29	0.87	83,059	2.05		2.06		1.90		1.91		2.34		108

11.48	5.72	115,183	1.95		1.96		1.90		1.91		1.91		80

11.06	12.70	140,710	1.90		1.91		1.89		1.90		1.75		93

9.92	(10.07)	195,393	1.93	(d)	2.10	(d)	1.93	(d)	2.10	(d)	2.91		114

SEMIANNUAL REPORT	DECEMBER 31, 2020	15

Statement of Assets and Liabilities PIMCO Dividend and Income Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$193,288
Investments in Affiliates	741

Financial Derivative Instruments
Exchange-traded or centrally cleared	24
Over the counter	305
Cash	42
Deposits with counterparty	651
Foreign currency, at value	456
Receivable for investments sold	503
Receivable for TBA investments sold	22,794
Receivable for Fund shares sold	89
Interest and/or dividends receivable	1,195
Dividends receivable from Affiliates	1
Reimbursement receivable from PIMCO	1
Other assets	1

Total Assets	220,091

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$3,668
Payable for sale-buyback transactions	770

Financial Derivative Instruments
Exchange-traded or centrally cleared	33
Over the counter	191
Payable for investments purchased	145
Payable for investments in Affiliates purchased	1
Payable for TBA investments purchased	35,345
Payable for unfunded loan commitments	6
Payable for Fund shares redeemed	653
Accrued investment advisory fees	76
Accrued supervisory and administrative fees	66
Accrued distribution fees	24
Accrued servicing fees	34
Accrued reimbursement to PIMCO	1

Total Liabilities	41,013

Net Assets	$179,078

Net Assets Consist of:

Paid in capital	$276,267
Distributable earnings (accumulated loss)	(97,189)

Net Assets	$179,078

Cost of investments in securities	$172,127
Cost of investments in Affiliates	$740
Cost of foreign currency held	$449
Cost or premiums of financial derivative instruments, net	$(1,905)

* Includes repurchase agreements of:	$522

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2020 (Unaudited)

Net Assets:

Institutional Class	$18,207
I-2	18,522
Class A	108,273
Class C	34,076

Shares Issued and Outstanding:

Institutional Class	1,636
I-2	1,661
Class A	9,735
Class C	3,064

Net Asset Value Per Share Outstanding(a):

Institutional Class	$11.13
I-2	11.15
Class A	11.12
Class C	11.12

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

SEMIANNUAL REPORT	DECEMBER 31, 2020	17

Statement of Operations PIMCO Dividend and Income Fund

Six Months Ended December 31, 2020 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest	$1,094
Dividends, net of foreign taxes*	2,771
Dividends from Investments in Affiliates	2
Total Income	3,867

Expenses:

Investment advisory fees	421
Supervisory and administrative fees	350
Distribution fees - Class C	139
Servicing fees - Class A	133
Servicing fees - Class C	46
Trustee fees	7
Interest expense	21
Miscellaneous expense	5
Total Expenses	1,122
Waiver and/or Reimbursement by PIMCO	(7)
Net Expenses	1,115

Net Investment Income (Loss)	2,752

Net Realized Gain (Loss):

Investments in securities	(2,057)
Investments in Affiliates	1
Exchange-traded or centrally cleared financial derivative instruments	(2,153)
Over the counter financial derivative instruments	(461)
Foreign currency	23

Net Realized Gain (Loss)	(4,647)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	26,887
Exchange-traded or centrally cleared financial derivative instruments	2,736
Over the counter financial derivative instruments	290
Foreign currency assets and liabilities	(50)

Net Change in Unrealized Appreciation (Depreciation)	29,863

Net Increase (Decrease) in Net Assets Resulting from Operations	$27,968

* Foreign tax withholdings - Dividends	$79

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO EQUITY SERIES	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Dividend and Income Fund

(Amounts in thousands†)	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$2,752	$5,539
Net realized gain (loss)	(4,647)	(17,040)
Net change in unrealized appreciation (depreciation)	29,863	(15,771)

Net Increase (Decrease) in Net Assets Resulting from Operations	27,968	(27,272)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(452)	(569)
I-2	(463)	(701)
Class A	(2,591)	(3,061)
Class C	(693)	(1,420)

Total Distributions(a)	(4,199)	(5,751)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(23,157)	(40,361)

Total Increase (Decrease) in Net Assets	612	(73,384)

Net Assets:

Beginning of period	178,466	251,850
End of period	$179,078	$178,466

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	DECEMBER 31, 2020	19

Schedule of Investments PIMCO Dividend and Income Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 107.9%

ASSET-BACKED SECURITIES 3.8%

CAYMAN ISLANDS 0.6%

Evans Grove CLO Ltd.
1.144% due 05/28/2028 •	$676	$673

TruPS Financials Note Securitization Ltd.
1.809% due 09/20/2039 •	415	399

Total Cayman Islands		1,072

UNITED STATES 3.2%

Conseco Finance Corp.
6.280% due 09/01/2030	205	216

Credit Suisse First Boston Mortgage Securities Corp.
0.768% due 01/25/2032 •	946	915

EMC Mortgage Loan Trust
1.448% due 02/25/2041 •	28	28

Legacy Mortgage Asset Trust
1.898% due 01/28/2070 •	756	762

LP Credit Card ABS Master Trust
1.740% due 08/20/2024 •	254	263

Morgan Stanley Home Equity Loan Trust
0.248% due 12/25/2036 •	1,638	976

Navient Student Loan Trust
1.198% due 12/27/2066 •	466	472

Residential Asset Securities Corp. Trust
1.033% due 01/25/2034 •	891	888

Structured Asset Investment Loan Trust
0.298% due 09/25/2036 •	1,305	1,275

Total United States		5,795

Total Asset-Backed Securities (Cost $6,557)		6,867

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.5%

BERMUDA 0.0%

Ingersoll Rand Co. Ltd.
1.897% due 03/01/2027	9	9

Total Bermuda		9

CANADA 0.0%

Bausch Health Cos., Inc.
3.148% due 06/02/2025	4	3

Total Canada		3

LUXEMBOURG 0.0%

Intelsat Jackson Holdings S.A.
3.600% - 6.500% due 07/13/2022	13	14

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.000% due 11/27/2023	$14	$14
8.625% due 01/02/2024	13	13

Total Luxembourg		41

UNITED KINGDOM 0.0%

Froneri International PLC
2.397% due 01/31/2027	10	10

Valaris PLC
TBD% due 08/17/2021 «	2	2

Total United Kingdom		12

UNITED STATES 0.5%

Avolon TLB Borrower (U.S.) LLC
2.250% due 02/12/2027	7	7

Beacon Roofing Supply, Inc.
2.397% due 01/02/2025	10	10

BWAY Holding Co.
3.480% due 04/03/2024	10	9

Caesars Resort Collection LLC
2.897% due 12/23/2024	97	95

Core & Main LP
3.750% due 08/01/2024	10	10

Diamond Resorts Corp.
4.750% due 09/02/2023	96	91

Emerald TopCo, Inc.
3.714% due 07/24/2026	3	3

Envision Healthcare Corp.
3.897% due 10/10/2025	101	85

EyeCare Partners LLC
3.750% - 3.897% due 02/18/2027	5	5

Hilton Worldwide Finance LLC
1.898% due 06/22/2026	230	228

Jefferies Finance LLC
3.188% due 06/03/2026	4	4

Lealand Finance Company B.V. (1.147% Cash and 3.000% PIK)
4.147% due 06/30/2025 (a)	3	2

McDermott Technology Americas, Inc.
3.147% due 01/29/2021 «	1	1

MH Sub LLC
3.647% due 09/13/2024	19	19

Nascar Holdings, Inc.
2.900% due 10/19/2026	3	3

Neiman Marcus Group Ltd. LLC
13.000% due 09/25/2025	89	95

Pacific Drilling Co. LLC
1.000% due 12/31/2025 µ	6	6

PetSmart, Inc.
4.500% due 03/11/2022	13	12

20	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

PUG LLC
3.647% due 02/12/2027	$4	$4

Refinitiv U.S. Holdings, Inc.
3.397% due 10/01/2025	114	113

Syniverse Holdings, Inc.
6.000% due 03/09/2023	13	11

U.S. Renal Care, Inc.
5.147% due 06/26/2026	13	13

Westmoreland Mining Holdings LLC
9.250% due 03/15/2022	1	1

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 (a)	4	2

Whatabrands LLC
2.970% due 07/31/2026	2	2

Total United States		831

Total Loan Participations and Assignments (Cost $920)		896

	SHARES
COMMON STOCKS 71.7%

AUSTRALIA 7.0%

CONSUMER DISCRETIONARY 0.3%

Harvey Norman Holdings Ltd.	11,857	43

Wesfarmers Ltd.	11,081	430

		473

CONSUMER STAPLES 0.2%

Coles Group Ltd.	3,706	52

Metcash Ltd.	54,990	143

Woolworths Group Ltd.	4,999	152

		347

ENERGY 0.0%

Woodside Petroleum Ltd.	4,570	80

FINANCIALS 1.8%

Australia & New Zealand Banking Group Ltd.	21,197	372

Bank of Queensland Ltd.	8,473	50

Bendigo & Adelaide Bank Ltd.	28,132	203

Commonwealth Bank of Australia	20,479	1,302

National Australia Bank Ltd.	30,291	528

Suncorp Group Ltd.	12,936	97

Westpac Banking Corp.	50,203	747

		3,299

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.1%

Aurizon Holdings Ltd.	58,454	$176

MATERIALS 4.5%

BHP Group Ltd.	135,899	4,440

BHP Group PLC	23,430	619

Boral Ltd.	5,418	21

Fortescue Metals Group Ltd.	50,264	908

Rio Tinto Ltd.	23,980	2,109

		8,097

UTILITIES 0.1%

AGL Energy Ltd.	15,336	142

Total Australia		12,614

AUSTRIA 0.0%

MATERIALS 0.0%

voestalpine AG	2,051	73

Total Austria		73

BELGIUM 0.2%

COMMUNICATION SERVICES 0.1%

Proximus SADP	4,886	96

FINANCIALS 0.1%

Ageas S.A.	2,011	107

KBC Group NV	244	17

		124

MATERIALS 0.0%

Solvay S.A.	653	77

Total Belgium		297

BRAZIL 0.0%

ENERGY 0.0%

Dommo Energia S.A. (c)(i)	1	0

Dommo Energia S.A. «(i)	19,637	5

		5

Total Brazil		5

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2020	21

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

	SHARES	MARKET VALUE (000S)
CANADA 0.5%

CONSUMER DISCRETIONARY 0.0%

Magna International, Inc.	211	$15

ENERGY 0.3%

ARC Resources Ltd.	24,485	115

Canadian Natural Resources Ltd.	3,439	83

Enbridge, Inc.	8,964	287

Inter Pipeline Ltd.	3,906	36

Suncor Energy, Inc.	3,551	59

Vermilion Energy, Inc.	9,553	43

		623

FINANCIALS 0.2%

Canadian Imperial Bank of Commerce	932	80

Power Corp. of Canada	11,718	269

		349

Total Canada		987

DENMARK 0.2%

FINANCIALS 0.2%

Danske Bank A/S	14,827	245

HEALTH CARE 0.0%

Novo Nordisk A/S ‘B’	448	31

Total Denmark		276

FINLAND 0.8%

FINANCIALS 0.6%

Nordea Bank Abp (c)	105,560	865

Sampo Oyj ‘A’	3,228	138

		1,003

INDUSTRIALS 0.1%

Kone Oyj ‘B’	515	42

Wartsila Oyj Abp	16,181	162

		204

MATERIALS 0.1%

UPM-Kymmene Oyj	5,888	220

Total Finland		1,427

	SHARES	MARKET VALUE (000S)
FRANCE 2.8%

COMMUNICATION SERVICES 0.1%

Orange S.A.	10,413	$124

CONSUMER DISCRETIONARY 0.7%

Renault S.A.	25,756	1,128

Valeo S.A.	2,719	107

		1,235

ENERGY 1.4%

Total SE	59,326	2,561

FINANCIALS 0.3%

AXA S.A.	4,085	98

BNP Paribas S.A.	1,905	100

Natixis S.A.	40,812	140

Societe Generale S.A. (c)	10,762	224

		562

HEALTH CARE 0.1%

Sanofi	2,220	215

INDUSTRIALS 0.2%

Bouygues S.A.	2,556	105

Cie de Saint-Gobain (c)	2,523	116

Rexel S.A.	2,112	33

		254

Total France		4,951

GERMANY 2.3%

COMMUNICATION SERVICES 0.1%

Deutsche Telekom AG	4,014	73

Telefonica Deutschland Holding AG	55,120	152

		225

CONSUMER DISCRETIONARY 0.6%

Bayerische Motoren Werke AG	2,809	248

Daimler AG	9,708	688

TUI AG	5,173	32

		968

22	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2020

	SHARES	MARKET VALUE (000S)
CONSUMER STAPLES 0.1%

Metro AG	20,974	$236

FINANCIALS 0.1%

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	670	199

HEALTH CARE 0.0%

Bayer AG	1,204	71

INDUSTRIALS 0.4%

Deutsche Lufthansa AG	5,089	67

Deutsche Post AG	1,607	80

Hochtief AG	1,043	101

Siemens AG	3,102	447

		695

MATERIALS 0.9%

Aurubis AG	1,248	97

BASF SE	17,071	1,349

Covestro AG	2,657	164

Evonik Industries AG	1,497	49

		1,659

UTILITIES 0.1%

E.ON SE	9,892	110

Total Germany		4,163

HONG KONG 0.1%

CONSUMER DISCRETIONARY 0.0%

Yue Yuen Industrial Holdings Ltd.	25,000	52

INDUSTRIALS 0.0%

CK Hutchison Holdings Ltd.	2,500	17

INFORMATION TECHNOLOGY 0.1%

VTech Holdings Ltd.	7,300	57

REAL ESTATE 0.0%

Shimao Property Holdings Ltd.	13,500	43

Total Hong Kong		169

	SHARES	MARKET VALUE (000S)
ITALY 1.2%

ENERGY 0.4%

Eni SpA	70,677	$738

FINANCIALS 0.6%

Assicurazioni Generali SpA	1,767	31

Intesa Sanpaolo SpA	437,067	1,033

Poste Italiane SpA	3,413	35

UnipolSai Assicurazioni SpA	13,308	35

		1,134

UTILITIES 0.2%

Enel SpA	28,776	293

Total Italy		2,165

JAPAN 9.9%

COMMUNICATION SERVICES 1.0%

KDDI Corp.	6,000	178

Nippon Telegraph & Telephone Corp.	21,000	538

Softbank Corp.	79,500	998

		1,714

CONSUMER DISCRETIONARY 1.0%

Bridgestone Corp.	4,200	138

Honda Motor Co. Ltd.	4,600	130

Isuzu Motors Ltd.	7,800	74

Mazda Motor Corp.	1,900	13

Nissan Motor Co. Ltd.	52,900	287

Panasonic Corp.	31,500	367

Sekisui House Ltd.	12,000	244

Subaru Corp.	16,100	322

Yamaha Motor Co. Ltd.	7,300	149

		1,724

CONSUMER STAPLES 1.0%

Japan Tobacco, Inc.	80,500	1,641

Kirin Holdings Co. Ltd.	8,500	201

		1,842

ENERGY 0.2%

Idemitsu Kosan Co. Ltd.	6,900	152

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2020	23

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

	SHARES	MARKET VALUE (000S)

JXTG Holdings, Inc.	57,000	$205

		357

FINANCIALS 2.0%

Aozora Bank Ltd.	3,300	61

Japan Post Holdings Co. Ltd.	39,600	308

Mitsubishi UFJ Financial Group, Inc.	169,800	752

Mizuho Financial Group, Inc.	31,330	398

MS&AD Insurance Group Holdings, Inc.	5,900	180

ORIX Corp.	17,100	263

Resona Holdings, Inc.	31,800	111

Sumitomo Mitsui Financial Group, Inc.	48,500	1,503

		3,576

HEALTH CARE 0.2%

Astellas Pharma, Inc.	5,700	88

Takeda Pharmaceutical Co. Ltd.	4,800	174

		262

INDUSTRIALS 2.5%

Amada Co. Ltd.	8,900	98

Asahi Glass Co. Ltd.	2,200	77

ITOCHU Corp.	7,400	213

Kajima Corp.	2,000	27

Komatsu Ltd.	11,400	315

Marubeni Corp.	79,900	532

Mitsubishi Corp.	72,400	1,785

Mitsubishi Electric Corp.	2,700	41

Mitsubishi Heavy Industries Ltd.	8,200	251

Mitsui & Co. Ltd.	7,500	137

NSK Ltd.	23,300	203

Sojitz Corp.	55,300	123

Sumitomo Corp.	53,300	706

Taisei Corp.	400	14

		4,522

INFORMATION TECHNOLOGY 1.5%

Canon, Inc.	99,200	1,922

Hitachi Ltd.	3,900	154

Konica Minolta, Inc.	20,400	78

	SHARES	MARKET VALUE (000S)

Mixi, Inc.	5,900	$147

Nippon Electric Glass Co. Ltd.	6,500	142

Seiko Epson Corp.	12,000	178

Tokyo Electron Ltd.	200	75

		2,696

MATERIALS 0.3%

JFE Holdings, Inc.	3,000	29

Mitsubishi Chemical Holdings Corp.	20,900	126

Mitsubishi Gas Chemical Co., Inc.	3,600	83

Mitsui Chemicals, Inc.	500	15

Nitto Denko Corp.	1,000	89

Showa Denko KK	600	13

Sumitomo Chemical Co. Ltd.	20,500	83

Ube Industries Ltd.	7,600	138

		576

REAL ESTATE 0.2%

Daito Trust Construction Co. Ltd.	3,400	317

Daiwa House Industry Co. Ltd.	800	24

		341

UTILITIES 0.0%

Tohoku Electric Power Co., Inc.	6,500	54

Total Japan		17,664

LUXEMBOURG 0.0%

MATERIALS 0.0%

Ternium S.A. SP - ADR (c)	1,427	42

Total Luxembourg		42

MEXICO 0.0%

CONSUMER DISCRETIONARY 0.0%

Desarrolladora Homex S.A.B. de C.V. (c)	41,996	0

Total Mexico		0

24	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2020

	SHARES	MARKET VALUE (000S)
NETHERLANDS 1.0%

COMMUNICATION SERVICES 0.1%

Koninklijke KPN NV	18,763	$57

VEON Ltd. ADR	107,413	162

		219

CONSUMER STAPLES 0.1%

Koninklijke Ahold Delhaize NV	3,570	101

ENERGY 0.3%

Royal Dutch Shell PLC ‘A’	26,210	460

FINANCIALS 0.5%

ABN AMRO Bank NV	17,370	170

Aegon NV	17,593	70

ASR Nederland NV	882	35

ING Groep NV	17,893	167

NN Group NV	12,676	548

		990

INDUSTRIALS 0.0%

Randstad NV	206	13

Signify NV (c)	1,119	47

		60

Total Netherlands		1,830

NEW ZEALAND 0.0%

UTILITIES 0.0%

Contact Energy Ltd.	4,118	27

Total New Zealand		27

NORWAY 0.3%

COMMUNICATION SERVICES 0.1%

Telenor ASA	6,550	111

ENERGY 0.2%

Equinor ASA	20,891	353

MATERIALS 0.0%

Norsk Hydro ASA	7,721	36

Total Norway		500

	SHARES	MARKET VALUE (000S)
PORTUGAL 0.0%

UTILITIES 0.0%

EDP - Energias de Portugal S.A.	10,879	$68

Total Portugal		68

SPAIN 3.6%

COMMUNICATION SERVICES 0.9%

Telefonica S.A.	388,173	1,544

ENERGY 0.9%

Repsol S.A.	162,550	1,638

FINANCIALS 1.1%

Banco Bilbao Vizcaya Argentaria S.A.	298,166	1,478

Bankia S.A.	164,517	293

Mapfre S.A.	97,677	191

		1,962

INDUSTRIALS 0.2%

ACS Actividades de Construccion Y Servicios S.A.	12,381	411

UTILITIES 0.5%

Endesa S.A.	13,576	372

Naturgy Energy Group S.A.	19,732	459

Red Electrica Corp. S.A.	3,550	73

		904

Total Spain		6,459

SWEDEN 0.5%

COMMUNICATION SERVICES 0.0%

Telia Co. AB	3,314	14

CONSUMER DISCRETIONARY 0.1%

Hennes & Mauritz AB ‘B’ (c)	3,841	81

FINANCIALS 0.4%

Skandinaviska Enskilda Banken AB ‘A’ (c)	4,168	43

Swedbank AB ‘A’ (c)	40,453	709

		752

Total Sweden		847

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2020	25

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

	SHARES	MARKET VALUE (000S)
SWITZERLAND 2.1%

CONSUMER STAPLES 0.1%

Nestle S.A.	1,336	$158

FINANCIALS 1.0%

Swiss Re AG	9,187	865

Zurich Insurance Group AG	2,308	973

		1,838

HEALTH CARE 0.6%

Novartis AG	3,359	316

Roche Holding AG	1,941	676

		992

INDUSTRIALS 0.4%

ABB Ltd.	12,046	338

Adecco Group AG	4,886	326

Siemens Energy AG (c)	794	29

		693

Total Switzerland		3,681

UNITED KINGDOM 4.2%

COMMUNICATION SERVICES 0.3%

BT Group PLC	167,932	303

Vodafone Group PLC	78,121	128

WPP PLC	7,749	84

		515

CONSUMER DISCRETIONARY 0.2%

Fiat Chrysler Automobiles NV (c)	3,199	58

Kingfisher PLC	3,692	14

Marks & Spencer Group PLC	20,175	37

Persimmon PLC	8,365	316

		425

CONSUMER STAPLES 1.4%

British American Tobacco PLC	24,162	897

Imperial Brands PLC	78,771	1,652

		2,549

	SHARES	MARKET VALUE (000S)
ENERGY 0.1%

BP PLC	55,162	$190

FINANCIALS 0.3%

HSBC Holdings PLC	17,916	93

Legal & General Group PLC	24,085	88

M&G PLC	32,643	88

Standard Life Aberdeen PLC	66,299	254

		523

INDUSTRIALS 0.2%

Royal Mail PLC	78,043	360

MATERIALS 1.5%

Amcor PLC	8,148	96

Evraz PLC	42,172	269

Rio Tinto PLC	29,798	2,243

		2,608

UTILITIES 0.2%

Centrica PLC	282,966	179

SSE PLC	4,919	101

		280

Total United Kingdom		7,450

UNITED STATES 35.0%

COMMUNICATION SERVICES 4.6%

AT&T, Inc.	125,759	3,617

CenturyLink, Inc.	250,471	2,442

Clear Channel Outdoor Holdings, Inc. (c)	29,821	49

iHeartMedia, Inc. ‘A’ (c)	1,656	21

iHeartMedia, Inc. ‘B’ «(c)	23	0

Omnicom Group, Inc.	763	48

Verizon Communications, Inc.	33,769	1,984

		8,161

CONSUMER DISCRETIONARY 2.7%

Bed Bath & Beyond, Inc.	21,697	385

Foot Locker, Inc.	478	19

Ford Motor Co.	121,188	1,065

Gap, Inc.	6,110	123

26	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2020

	SHARES	MARKET VALUE (000S)

General Motors Co.	2,822	$118

Home Depot, Inc.	51	14

Kohl’s Corp.	12,812	521

L Brands, Inc.	7,771	289

Las Vegas Sands Corp.	3,205	191

Macy’s, Inc.	130,403	1,467

McDonald’s Corp.	336	72

Newell Brands, Inc.	13,147	279

Nordstrom, Inc.	2,276	71

Tapestry, Inc.	1,151	36

Target Corp.	576	102

		4,752

CONSUMER STAPLES 4.8%

Altria Group, Inc.	100,230	4,109

Archer-Daniels-Midland Co.	3,042	153

Bunge Ltd.	1,160	76

Coca-Cola Co.	3,012	165

General Mills, Inc.	2,033	120

Kraft Heinz Co.	16,550	574

PepsiCo, Inc.	397	59

Philip Morris International, Inc.	37,595	3,112

Procter & Gamble Co.	359	50

Walgreens Boots Alliance, Inc.	4,355	174

		8,592

ENERGY 7.8%

Chevron Corp.	17,714	1,496

ConocoPhillips	1,801	72

Exxon Mobil Corp.	119,982	4,946

Helmerich & Payne, Inc.	9,805	227

HollyFrontier Corp.	1,655	43

Kinder Morgan, Inc.	23,208	317

Marathon Petroleum Corp.	1,862	77

Occidental Petroleum Corp.	159,806	2,766

ONEOK, Inc.	9,922	381

Phillips 66	4,312	302

Schlumberger NV	66,267	1,447

Targa Resources Corp.	16,503	435

Valero Energy Corp.	16,994	961

Williams Cos., Inc.	23,315	467

		13,937

	SHARES	MARKET VALUE (000S)
FINANCIALS 2.0%

American International Group, Inc.	1,169	$44

Blackstone Group, Inc.	1,247	81

CIT Group, Inc.	735	26

Comerica, Inc.	1,713	96

Fifth Third Bancorp	5,924	163

Franklin Resources, Inc.	8,459	211

Huntington Bancshares, Inc.	2,911	37

Invesco Ltd.	36,838	642

KeyCorp.	5,481	90

MetLife, Inc.	4,350	204

Navient Corp.	12,730	125

PNC Financial Services Group, Inc.	944	141

Principal Financial Group, Inc.	5,872	291

Prudential Financial, Inc.	6,528	510

U.S. Bancorp	367	17

Unum Group	2,454	56

Wells Fargo & Co.	29,803	900

		3,634

HEALTH CARE 6.1%

AbbVie, Inc.	39,152	4,195

Amgen, Inc.	2,541	584

Bristol-Myers Squibb Co.	4,207	261

Cardinal Health, Inc.	4,456	239

Eli Lilly & Co.	322	54

Gilead Sciences, Inc.	23,419	1,365

Johnson & Johnson	6,252	984

Merck & Co., Inc.	7,124	583

Pfizer, Inc.	73,811	2,717

		10,982

INDUSTRIALS 1.2%

3M Co.	5,352	936

Caterpillar, Inc.	651	119

Cummins, Inc.	461	105

Eaton Corp. PLC	1,784	214

Emerson Electric Co.	1,234	99

Illinois Tool Works, Inc.	477	97

Lockheed Martin Corp.	127	45

ManpowerGroup, Inc.	521	47

Neilsen Holdings PLC	3,163	66

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2020	27

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

	SHARES	MARKET VALUE (000S)

Neiman Marcus Group Ltd. LLC «(i)	1,124	$102

Noble Corp. PLC «(i)	380	3

Union Pacific Corp.	358	75

United Parcel Service, Inc. ‘B’	1,487	250

Westmoreland Mining Holdings LLC «(i)	53	0

		2,158

INFORMATION TECHNOLOGY 3.5%

Broadcom, Inc.	577	253

Cisco Systems, Inc.	12,321	551

Corning, Inc.	3,692	133

Hewlett Packard Enterprise Co.	3,892	46

HP, Inc.	6,238	153

International Business Machines Corp.	29,805	3,752

Juniper Networks, Inc.	3,109	70

NetApp, Inc.	1,807	120

QUALCOMM, Inc.	3,400	518

Seagate Technology PLC	7,324	455

Texas Instruments, Inc.	1,138	187

Western Digital Corp.	1,029	57

Xerox Holdings Corp.	2,444	57

		6,352

MATERIALS 1.5%

Dow, Inc.	8,252	458

Eastman Chemical Co.	737	74

International Paper Co.	12,407	617

LyondellBasell Industries NV ‘A’	15,081	1,382

WestRock Co.	2,896	126

		2,657

UTILITIES 0.8%

Dominion Energy, Inc.	5,171	389

Duke Energy Corp.	2,703	248

Exelon Corp.	3,106	131

PPL Corp.	15,563	439

Southern Co.	4,204	258

		1,465

Total United States		62,690

Total Common Stocks (Cost $110,993)		128,385

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CONVERTIBLE BONDS & NOTES 0.0%

JERSEY, CHANNEL ISLANDS 0.0%

UTILITIES 0.0%

Ensco Jersey Finance Ltd.
3.000% due 01/31/2024 ^(b)		$2	$0

Total Convertible Bonds & Notes (Cost $1)			0

CORPORATE BONDS & NOTES 8.8%

ARGENTINA 0.0%

INDUSTRIALS 0.0%

YPF S.A.
38.259% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	700	5

Total Argentina			5

BERMUDA 0.0%

INDUSTRIALS 0.0%

NCL Corp. Ltd.
3.625% due 12/15/2024		$2	2

Total Bermuda			2

BRAZIL 0.3%

INDUSTRIALS 0.0%

Odebrecht Oil & Gas Finance Ltd.
0.000% due 02/01/2021 (d)(g)		46	0

Vale Overseas Ltd.
6.875% due 11/21/2036		10	15
6.250% due 08/10/2026		23	28

			43

UTILITIES 0.3%

Petrobras Global Finance BV
6.250% due 12/14/2026	GBP	100	163
5.093% due 01/15/2030		$253	283

			446

Total Brazil			489

CANADA 0.1%

BANKING & FINANCE 0.0%

Brookfield Finance, Inc.
4.700% due 09/20/2047		20	25

Fairfax Financial Holdings Ltd.
4.850% due 04/17/2028		6	7

			32

28	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 0.1%

B.C. Unlimited Liability Co.
4.250% due 05/15/2024	$15	$15

Bombardier, Inc.
7.875% due 04/15/2027	39	36
6.125% due 01/15/2023	2	2
7.500% due 03/15/2025	2	2

		55

Total Canada		87

CAYMAN ISLANDS 0.8%

BANKING & FINANCE 0.8%

Ambac LSNI LLC
6.000% due 02/12/2023 •	72	72

Avolon Holdings Funding Ltd.
5.500% due 01/15/2023	18	19
5.125% due 10/01/2023	16	17
2.875% due 02/15/2025	16	16
3.250% due 02/15/2027	4	4

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022	307	322
5.500% due 02/15/2024	9	10
3.625% due 03/15/2021	13	13
4.500% due 03/15/2023	21	22

U.S. Capital Funding Ltd.
0.504% due 07/10/2043 •	936	815

		1,310

INDUSTRIALS 0.0%

Noble Holding International Ltd.
7.875% due 02/01/2026 ^(b)	26	10

Transocean, Inc.
7.500% due 01/15/2026	10	5
7.250% due 11/01/2025	16	8
8.000% due 02/01/2027	10	5

		28

UTILITIES 0.0%

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^	8	8

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(a)	94	25

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^	1	1

Transocean Phoenix Ltd.
7.750% due 10/15/2024	3	3

		37

Total Cayman Islands		1,375

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CURACAO 0.0%

INDUSTRIALS 0.0%

Teva Pharmaceutical Finance BV
3.650% due 11/10/2021		$2	$2

Total Curacao			2

FRANCE 0.5%

BANKING & FINANCE 0.1%

Societe Generale S.A.
7.375% due 10/04/2023 •(g)(h)		200	216

INDUSTRIALS 0.4%

Altice France S.A.
7.375% due 05/01/2026		700	738

Total France			954

GERMANY 0.4%

BANKING & FINANCE 0.4%

Deutsche Bank AG
4.250% due 10/14/2021		590	605
3.961% due 11/26/2025 •		150	164

			769

Total Germany			769

IRELAND 0.4%

BANKING & FINANCE 0.1%

AIB Group PLC
4.263% due 04/10/2025 •(k)		200	219

INDUSTRIALS 0.3%

Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	300	562

Total Ireland			781

ITALY 0.3%

BANKING & FINANCE 0.3%

UniCredit SpA
7.830% due 12/04/2023		$370	439

Total Italy			439

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2020	29

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JERSEY, CHANNEL ISLANDS 0.2%

INDUSTRIALS 0.2%

AA Bond Co. Ltd.
2.875% due 07/31/2043	GBP	300	$411

Total Jersey, Channel Islands			411

LUXEMBOURG 0.9%

BANKING & FINANCE 0.2%

Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022		$400	422

INDUSTRIALS 0.3%

Altice Financing S.A.
3.000% due 01/15/2028	EUR	200	236

Gazprom OAO Via Gaz Capital S.A.
5.999% due 01/23/2021		$30	30

Intelsat Connect Finance S.A.
9.500% due 02/15/2023 ^(b)		20	5

Intelsat Jackson Holdings S.A.
9.750% due 07/15/2025 ^(b)		39	28
5.500% due 08/01/2023 ^(b)		28	19
8.000% due 02/15/2024		34	35
8.500% due 10/15/2024 ^(b)		229	164

Intelsat Luxembourg S.A.
7.750% due 06/01/2021 ^(b)		54	3

Pacific Drilling SA
8.375% due 10/01/2023 ^(b)		34	9

			529

UTILITIES 0.4%

Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		300	315
6.000% due 11/27/2023		300	336

			651

Total Luxembourg			1,602

MEXICO 0.2%

INDUSTRIALS 0.2%

Corp. GEO S.A.B. de C.V.
8.875% due 03/27/2022 ^«(b)		300	0

Petroleos Mexicanos
6.750% due 09/21/2047		10	9
6.500% due 03/13/2027		40	42
6.500% due 01/23/2029		74	77
6.490% due 01/23/2027		30	32
6.840% due 01/23/2030		82	86

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.690% due 01/23/2050		$10	$10
5.950% due 01/28/2031		67	67
6.950% due 01/28/2060		30	28

			351

Total Mexico			351

MULTINATIONAL 0.0%

INDUSTRIALS 0.0%

Broadcom Corp.
3.875% due 01/15/2027		16	18

Connect Finco SARL
6.750% due 10/01/2026		6	6

			24

Total Multinational			24

NETHERLANDS 0.4%

BANKING & FINANCE 0.3%

Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(g)(h)	EUR	400	503

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (g)		26	42

			545

INDUSTRIALS 0.1%

Teva Pharmaceutical Finance Netherlands BV
2.200% due 07/21/2021		$46	46

UTILITIES 0.0%

Shell International Finance BV
3.250% due 04/06/2050		14	16

Total Netherlands			607

PANAMA 0.0%

INDUSTRIALS 0.0%

Carnival Corp.
11.500% due 04/01/2023		54	63

Total Panama			63

PERU 0.0%

BANKING & FINANCE 0.0%

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	100	30

Total Peru			30

30	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SWITZERLAND 0.1%

BANKING & FINANCE 0.1%

UBS AG
5.125% due 05/15/2024 (h)		$200	$221

Total Switzerland			221

TURKEY 0.1%

BANKING & FINANCE 0.1%

Hazine Mustesarligi Varlik Kiralama A/S
5.800% due 02/21/2022		200	205

Total Turkey			205

UNITED KINGDOM 1.6%

BANKING & FINANCE 1.4%

Barclays PLC
4.972% due 05/16/2029 •(k)		400	480

FCE Bank PLC
1.875% due 06/24/2021	EUR	100	123

HSBC Holdings PLC
6.000% due 09/29/2023 •(g)(h)		320	430

Lloyds Banking Group PLC
7.875% due 06/27/2029 •(g)(h)	GBP	200	339
7.625% due 06/27/2023 •(g)(h)		200	301
7.500% due 09/27/2025 •(g)(h)		$200	230

Natwest Group PLC
8.625% due 08/15/2021 •(g)(h)		200	208

Tesco Property Finance PLC
6.052% due 10/13/2039	GBP	217	405

Unique Pub Finance Co. PLC
5.659% due 06/30/2027		33	47

			2,563

INDUSTRIALS 0.2%

Marston’s Issuer PLC
2.596% due 07/16/2035 ~		200	155

Mitchells & Butlers Finance PLC
0.493% (BP0003M + 0.450%) due 12/15/2030 ~		108	134

Valaris PLC
5.750% due 10/01/2044 ^(b)		$12	1
7.750% due 02/01/2026 ^(b)		2	0

			290

Total United Kingdom			2,853

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED STATES 2.5%

BANKING & FINANCE 0.3%

BGC Partners, Inc.
5.375% due 07/24/2023	$4	$4
3.750% due 10/01/2024	6	6

Brighthouse Financial, Inc.
3.700% due 06/22/2027	5	6

Brixmor Operating Partnership LP
1.264% (US0003M + 1.050%) due 02/01/2022 ~	18	18

Cantor Fitzgerald LP
4.875% due 05/01/2024	2	2

CBL & Associates LP
5.950% due 12/15/2026 ^(b)	17	7

CIT Group, Inc.
4.125% due 03/09/2021	6	6
5.000% due 08/15/2022	30	32

CTR Partnership LP
5.250% due 06/01/2025	12	13

EPR Properties
4.950% due 04/15/2028	2	2
4.750% due 12/15/2026	2	2

Fortress Transportation & Infrastructure Investors LLC
6.750% due 03/15/2022	42	42
6.500% due 10/01/2025	45	47

GLP Capital LP
5.250% due 06/01/2025	3	3
5.300% due 01/15/2029	19	22

Howard Hughes Corp.
5.375% due 03/15/2025	25	26

Hudson Pacific Properties LP
3.950% due 11/01/2027	5	6

Hunt Cos., Inc.
6.250% due 02/15/2026	2	2

Kennedy-Wilson, Inc.
5.875% due 04/01/2024	10	10

Ladder Capital Finance Holdings LLLP
4.250% due 02/01/2027	3	3

Life Storage LP
3.875% due 12/15/2027	2	2

Navient Corp.
6.500% due 06/15/2022	66	70

Newmark Group, Inc.
6.125% due 11/15/2023	10	11

Omega Healthcare Investors, Inc.
3.625% due 10/01/2029	8	9

OneMain Finance Corp.
5.625% due 03/15/2023	196	211
6.125% due 03/15/2024	12	13

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2020	31

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Physicians Realty LP
3.950% due 01/15/2028	$4	$4

Sabra Health Care LP
4.800% due 06/01/2024	3	3

Santander Holdings USA, Inc.
4.400% due 07/13/2027	7	8
3.400% due 01/18/2023	8	9

SL Green Operating Partnership LP
3.250% due 10/15/2022	2	2

Starwood Property Trust, Inc.
4.750% due 03/15/2025	8	8

STORE Capital Corp.
4.500% due 03/15/2028	4	5
4.625% due 03/15/2029	2	2

Welltower, Inc.
4.250% due 04/15/2028	2	2

		618

INDUSTRIALS 1.4%

American Airlines Pass-Through Trust
3.350% due 04/15/2031	9	9

Anheuser-Busch InBev Worldwide, Inc.
4.500% due 06/01/2050	25	32
4.600% due 06/01/2060	9	12

Broadcom, Inc.
4.110% due 09/15/2028	8	9

CCO Holdings LLC
4.750% due 03/01/2030	18	19
4.500% due 08/15/2030	14	15

Centene Corp.
4.750% due 01/15/2025	17	18
4.250% due 12/15/2027	6	6

Charter Communications Operating LLC
1.864% (US0003M + 1.650%) due 02/01/2024 ~	74	76
4.800% due 03/01/2050	16	19

Citrix Systems, Inc.
3.300% due 03/01/2030	3	3

Community Health Systems, Inc.
8.625% due 01/15/2024	87	91
8.000% due 03/15/2026	46	50
6.625% due 02/15/2025	60	63
5.625% due 03/15/2027	130	140
6.000% due 01/15/2029	30	33

Corning, Inc.
5.450% due 11/15/2079	6	8

CVS Pass-Through Trust
8.353% due 07/10/2031 (k)	441	583

DAE Funding LLC
4.500% due 08/01/2022	10	10
5.000% due 08/01/2024	16	16

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Diamond Resorts International, Inc.
7.750% due 09/01/2023	$107	$110

Energy Transfer Operating LP
3.750% due 05/15/2030	7	8
5.000% due 05/15/2050	6	7

Exela Intermediate LLC
10.000% due 07/15/2023	16	5

General Electric Co.
5.550% due 01/05/2026	41	50
6.150% due 08/07/2037	1	1
6.875% due 01/10/2039	8	12

Hilton Domestic Operating Co., Inc.
3.750% due 05/01/2029	200	209

Kraft Heinz Foods Co.
3.000% due 06/01/2026	20	21
3.750% due 04/01/2030	18	19

Level 3 Financing, Inc.
3.875% due 11/15/2029	10	11

Micron Technology, Inc.
5.327% due 02/06/2029	8	10
4.663% due 02/15/2030	12	15

Netflix, Inc.
5.375% due 11/15/2029	8	9

Noble Corp.
15.000% due 02/16/2028 «	5	5

Occidental Petroleum Corp.
1.671% (US0003M + 1.450%) due 08/15/2022 ~	18	18

Ortho-Clinical Diagnostics, Inc.
7.375% due 06/01/2025	3	3

PetSmart, Inc.
5.875% due 06/01/2025	14	14

Post Holdings, Inc.
4.625% due 04/15/2030	6	6

QVC, Inc.
4.850% due 04/01/2024	8	9
4.450% due 02/15/2025	19	20

Staples, Inc.
7.500% due 04/15/2026	2	2

Tenet Healthcare Corp.
4.625% due 07/15/2024	4	4

Topaz Solar Farms LLC
5.750% due 09/30/2039	75	86
4.875% due 09/30/2039	10	11

TransDigm, Inc.
5.500% due 11/15/2027	4	4

Triumph Group, Inc.
5.250% due 06/01/2022	4	4

U.S. Renal Care, Inc.
10.625% due 07/15/2027	6	7

United Airlines Pass-Through Trust
5.875% due 04/15/2029	415	450

32	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Univision Communications, Inc.
5.125% due 02/15/2025	$62	$63

VMware, Inc.
3.900% due 08/21/2027	10	11

Western Digital Corp.
4.750% due 02/15/2026	20	22

Western Midstream Operating LP
6.250% due 02/01/2050	3	3
2.074% (US0003M + 1.850%) due 01/13/2023 ~	4	4

Windstream Escrow LLC
7.750% due 08/15/2028	2	2

Wyndham Destinations, Inc.
6.000% due 04/01/2027	6	7
5.650% due 04/01/2024	5	5
3.900% due 03/01/2023	2	2
4.625% due 03/01/2030	4	4

Zayo Group Holdings, Inc.
6.125% due 03/01/2028	7	7

		2,472

UTILITIES 0.8%

AT&T, Inc.
3.650% due 06/01/2051	8	8
3.850% due 06/01/2060	8	8

CenturyLink, Inc.
4.000% due 02/15/2027	6	6

Edison International
2.950% due 03/15/2023	1	1
2.400% due 09/15/2022	14	14
5.750% due 06/15/2027	7	8
3.125% due 11/15/2022	6	6
3.550% due 11/15/2024	8	9

Enable Midstream Partners LP
4.950% due 05/15/2028	4	4

FirstEnergy Corp.
2.850% due 07/15/2022 (k)	410	417

Pacific Gas & Electric Co.
3.750% due 08/15/2042	2	2
2.950% due 03/01/2026	53	56
4.500% due 12/15/2041	2	2
3.250% due 06/15/2023	23	24
3.750% due 02/15/2024	41	44
3.400% due 08/15/2024	35	37
3.500% due 06/15/2025	19	21
4.000% due 12/01/2046	2	2
3.300% due 03/15/2027	20	22
4.250% due 03/15/2046	4	4
3.750% due 07/01/2028	110	120
4.550% due 07/01/2030	76	86
4.950% due 07/01/2050	105	125
3.150% due 01/01/2026	131	140
4.500% due 07/01/2040	131	147

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Southern California Edison Co.
6.650% due 04/01/2029		$2	$3
5.750% due 04/01/2035		2	3
4.875% due 03/01/2049		1	1
2.850% due 08/01/2029		1	1
3.650% due 02/01/2050		3	4

Sprint Corp.
7.625% due 03/01/2026		7	9

Talen Energy Supply LLC
6.625% due 01/15/2028		4	4

			1,338

Total United States			4,428

VENEZUELA 0.0%

INDUSTRIALS 0.0%

Petroleos de Venezuela S.A.
6.000% due 11/15/2026 ^(b)		300	12
6.000% due 05/16/2024 ^(b)		20	1
9.750% due 05/17/2035 ^(b)		20	1

			14

Total Venezuela			14

Total Corporate Bonds & Notes (Cost $15,076)			15,712

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.7%

UNITED KINGDOM 1.0%

Eurosail PLC
0.741% due 09/13/2045 •	GBP	462	612
0.991% due 06/13/2045 •		682	930

Grifonas Finance PLC
0.000% due 08/28/2039 •	EUR	269	319

Total United Kingdom			1,861

UNITED STATES 2.7%

Banc of America Alternative Loan Trust
6.000% due 04/25/2036 ^		$27	27
6.000% due 07/25/2046 ^		64	62

Banc of America Funding Trust
3.481% due 05/20/2036 ^~		10	10

Banc of America Mortgage Trust
3.077% due 11/20/2046 ^~		5	5
6.000% due 10/25/2036 ^		15	15

Bear Stearns Mortgage Funding Trust
7.500% due 08/25/2036 þ		61	59

Chase Mortgage Finance Trust
3.338% due 09/25/2036 ^~		30	26

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2020	33

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Alternative Loan Trust
6.000% due 06/25/2036 ^	$105	$83
6.000% due 02/25/2037 ^	59	35
6.250% due 12/25/2036 ^•	26	17

Countrywide Home Loan Mortgage Pass-Through Trust
0.648% due 07/25/2037 ^•	17	6

Credit Suisse First Boston Mortgage Securities Corp.
6.000% due 01/25/2036 ^	37	31

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
6.000% due 11/25/2035 ^	328	141

Credit Suisse Mortgage Capital Certificates
2.458% due 12/29/2037 ~	157	121

First Horizon Alternative Mortgage Securities Trust
2.553% due 06/25/2036 ^~	235	215

HSI Asset Loan Obligation Trust
6.000% due 06/25/2037 ^	6	5

JPMorgan Alternative Loan Trust
5.692% due 05/26/2037 ~	62	54

JPMorgan Mortgage Trust
6.500% due 07/25/2036 ^	88	55

Merrill Lynch Mortgage Investors Trust
3.344% due 03/25/2036 ^~	11	8

OBX Trust
0.998% due 04/25/2048 •	290	292

Residential Accredit Loans, Inc. Trust
0.948% due 10/25/2045 •	63	54
5.500% due 03/25/2037 ^	341	324
6.250% due 03/25/2037 ^	27	25

Structured Adjustable Rate Mortgage Loan Trust
3.134% due 10/25/2036 ^~	1,596	1,201

Wells Fargo Alternative Loan Trust
3.327% due 07/25/2037 ^~	803	743

Wells Fargo Commercial Mortgage Trust
3.412% due 09/15/2058	1,048	1,113

Total United States		4,727

Total Non-Agency Mortgage-Backed Securities (Cost $6,254)		6,588

MUNICIPAL BONDS & NOTES 0.5%

CALIFORNIA 0.1%

California State Public Works Board Revenue Notes, Series 2011
5.786% due 12/01/2021	168	176

Total California		176

ILLINOIS 0.1%

Illinois State General Obligation Bonds, (BABs), Series 2010
6.630% due 02/01/2035	15	17
7.350% due 07/01/2035	5	6

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	$60	$65

Total Illinois		88

PUERTO RICO 0.1%

Commonwealth of Puerto Rico General Obligation Bonds, Series 2001
5.125% due 07/01/2031 ^(b)	30	23

Commonwealth of Puerto Rico General Obligation Bonds, Series 2007
5.250% due 07/01/2034 ^(b)	5	4
5.250% due 07/01/2037 ^(b)	5	4

Commonwealth of Puerto Rico General Obligation Bonds, Series 2008
5.500% due 07/01/2032 ^(b)	20	15
5.700% due 07/01/2023 ^(b)	10	8

Commonwealth of Puerto Rico General Obligation Bonds, Series 2009
6.000% due 07/01/2039 ^(b)	5	4

Commonwealth of Puerto Rico General Obligation Bonds, Series 2011
5.375% due 07/01/2030 ^(b)	10	7

Commonwealth of Puerto Rico General Obligation Bonds, Series 2012
5.000% due 07/01/2041 ^(b)	120	84
5.125% due 07/01/2037 ^(b)	10	7

Commonwealth of Puerto Rico General Obligation Notes, Series 2012
5.000% due 07/01/2021 ^(b)	10	7

Puerto Rico Electric Power Authority Revenue Bonds, (BABs), Series 2010
6.125% due 07/01/2040 ^(b)	100	81

Total Puerto Rico		244

VIRGINIA 0.2%

Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	370	387

Total Virginia		387

Total Municipal Bonds & Notes (Cost $624)		895

	SHARES
PREFERRED STOCKS 0.3%

GERMANY 0.1%

INDUSTRIALS 0.1%

Schaeffler AG	17,183	143

Total Germany		143

34	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2020

	SHARES	MARKET VALUE (000S)
UNITED KINGDOM 0.1%

BANKING & FINANCE 0.1%

Nationwide Building Society
10.250% ~	1,130	$274

Total United Kingdom		274

UNITED STATES 0.1%

INDUSTRIALS 0.1%

General Electric Co.
5.000% due 03/15/2021 •(g)	169,000	157

Total United States		157

Total Preferred Stocks (Cost $554)		574

REAL ESTATE INVESTMENT TRUSTS 2.9%

AUSTRALIA 0.0%

REAL ESTATE 0.0%

Stockland	16,671	54

Total Australia		54

CANADA 0.0%

REAL ESTATE 0.0%

H&R Real Estate Investment Trust	1,230	13

RioCan Real Estate Investment Trust	4,149	55

		68

Total Canada		68

FRANCE 0.6%

REAL ESTATE 0.6%

Klepierre S.A.	7,450	168

Unibail-Rodamco-Westfield	10,496	818

		986

Total France		986

HONG KONG 0.0%

REAL ESTATE 0.0%

Link REIT	4,200	38

Total Hong Kong		38

	SHARES	MARKET VALUE (000S)
JAPAN 0.0%

REAL ESTATE 0.0%

Japan Retail Fund Investment Corp.	15	$27

Total Japan		27

UNITED STATES 2.3%

FINANCIALS 0.9%

AGNC Investment Corp.	23,409	365

Annaly Capital Management, Inc.	110,690	935

New Residential Investment Corp.	38,374	382

		1,682

REAL ESTATE 1.4%

Host Hotels & Resorts, Inc.	3,330	49

Iron Mountain, Inc.	18,786	554

Park Hotels & Resorts, Inc.	21,354	366

Simon Property Group, Inc.	3,242	277

Uniti Group, Inc.	32	0

Ventas, Inc.	5,997	294

VEREIT, Inc.	2,686	102

VICI Properties, Inc.	26,432	674

Weyerhaeuser Co.	3,084	103

		2,419

Total United States		4,101

Total Real Estate Investment Trusts (Cost $3,962)		5,274

RIGHTS 0.0%

SPAIN 0.0%

ENERGY 0.0%

Repsol S.A.	91,234	31

Total Rights (Cost $32)		31

	PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 1.7%

ARGENTINA 0.4%

Argentina Government International Bond
0.125% due 07/09/2030 þ	133	127
0.125% due 07/09/2035 þ	373	136

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2020	35

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.125% due 01/09/2038 þ		269	$111
0.125% due 07/09/2041 þ		182	69
1.000% due 07/09/2029		31	14
1.000% due 08/05/2021 (f)	ARS	22,610	161
1.500% due 03/25/2024 (f)		137	1
15.500% due 10/17/2026		1,226	3
34.109% (BADLARPP) due 10/04/2022 ~		28	0
36.174% (BADLARPP + 2.000%) due 04/03/2022 ~		2,640	18

Autonomous City of Buenos Aires Argentina
37.424% (BADLARPP + 3.250%) due 03/29/2024 ~		3,875	22
37.981% (BADLARPP + 5.000%) due 01/23/2022 ~		1,140	8

Provincia de Buenos Aires
34.187% due 05/31/2022		532	3
36.050% due 04/12/2025		389	1

Total Argentina			674

CHINA 0.3%

China Development Bank
2.890% due 06/22/2025	CNY	300	45
3.300% due 02/01/2024		100	15
3.430% due 01/14/2027		100	15
3.680% due 02/26/2026		1,200	187
3.740% due 09/10/2025		300	47
4.150% due 10/26/2025		1,100	175

Total China			484

PERU 0.3%

Peru Government International Bond
5.400% due 08/12/2034	PEN	1	0
5.940% due 02/12/2029		378	130
6.150% due 08/12/2032		336	114
6.350% due 08/12/2028		347	122
6.900% due 08/12/2037		7	2
6.950% due 08/12/2031		235	85
8.200% due 08/12/2026		199	75

Total Peru			528

SAUDI ARABIA 0.3%

Saudi Government International Bond
4.500% due 10/26/2046		$200	243
4.625% due 10/04/2047		200	248

Total Saudi Arabia			491

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOUTH AFRICA 0.1%

South Africa Government International Bond
8.750% due 02/28/2048	ZAR	200	$11
10.500% due 12/21/2026		3,300	267

Total South Africa			278

TURKEY 0.3%

Turkey Government International Bond
4.250% due 03/13/2025		$200	201
4.625% due 03/31/2025	EUR	100	130
5.250% due 03/13/2030		$200	201

Total Turkey			532

VENEZUELA 0.0%

Venezuela Government International Bond
7.000% due 03/31/2038 ^(b)		2	0
7.650% due 04/21/2025 ^(b)		3	1
9.250% due 09/15/2027 ^(b)		44	4

Total Venezuela			5

Total Sovereign Issues (Cost $3,043)			2,992

U.S. GOVERNMENT AGENCIES 10.5%

UNITED STATES 10.5%

Uniform Mortgage-Backed Security
3.000% due 11/01/2029 - 03/01/2050		99	105
3.500% due 02/01/2050		75	80
4.000% due 08/01/2048 - 07/01/2050		5,547	5,924

Uniform Mortgage-Backed Security, TBA
2.000% due 03/01/2051		1,000	1,035
2.500% due 03/01/2051		3,500	3,678
3.000% due 01/01/2051 - 02/01/2051		3,700	3,880
3.500% due 02/01/2051		2,600	2,752
4.000% due 01/01/2051 - 02/01/2051		1,200	1,283

Total U.S. Government Agencies (Cost $18,659)			18,737

U.S. TREASURY OBLIGATIONS 3.1%

UNITED STATES 3.1%

U.S. Treasury Bonds
2.875% due 11/15/2046 (k)		600	765
3.000% due 02/15/2049 (k)		1,550	2,041

36	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

U.S. Treasury Inflation Protected Securities (f)
0.125% due 10/15/2024	$203	$218
0.125% due 07/15/2030	305	342
0.250% due 07/15/2029 (m)	731	828
0.375% due 01/15/2027	34	38
0.375% due 07/15/2027	11	12
0.750% due 07/15/2028	519	603
0.875% due 01/15/2029	358	421
1.000% due 02/15/2048	106	147
1.000% due 02/15/2049	103	146

U.S. Treasury Notes
1.500% due 02/15/2030	71	75

Total U.S. Treasury Obligations (Cost $4,675)		5,636

	SHARES
WARRANTS 0.1%

UNITED STATES 0.1%

COMMUNICATION SERVICES 0.1%

iHeartMedia, Inc. - Exp. 05/01/2039 «	10,786	138

INFORMATION TECHNOLOGY 0.0%

Windstream Holdings LLC - Exp. 03/24/2021 «	40	1

Total Warrants (Cost $212)		139

SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (j) 0.3%
		522

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 0.0%

Argentina Treasury Bond BONCER
1.100% due 04/17/2021 (f)	ARS	1,505	$10

ARGENTINA TREASURY BILLS 0.0%
(3.480)% due 09/13/2021 (d)(e)		4,147	$30

Total Argentina Treasury Bills (Cost $30)			30

Total Short-Term Instruments (Cost $565)			562

Total Investments in Securities (Cost $172,127)			193,288

		SHARES
INVESTMENTS IN AFFILIATES 0.4%

SHORT-TERM INSTRUMENTS 0.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.4%

PIMCO Short-Term Floating NAV Portfolio III		75,110	741

Total Short-Term Instruments (Cost $740)			741

Total Investments in Affiliates (Cost $740)			741

Total Investments 108.3% (Cost $172,867)			$194,029

Financial Derivative Instruments (l)(n) 0.1% (Cost or Premiums, net $(1,905))			105

Other Assets and Liabilities, net (8.4)%			(15,056)

Net Assets 100.0%			$179,078

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 5, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2020	37

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Payment in-kind security.
(b)	Security is not accruing income as of the date of this report.
(c)	Security did not produce income within the last twelve months.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

(i)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Dommo Energia S.A.	12/03/2019	$4	$5	0.00%
Neiman Marcus Group Ltd. LLC	09/25/2020	36	102	0.06
Noble Corp. PLC	12/23/2020	0	3	0.00
Westmoreland Mining Holdings LLC	03/26/2019	0	0	0.00

		$40	$110	0.06%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2020	01/04/2021	$522	U.S. Treasury Bills 0.000% due 12/30/2021	$(532)	$522	$522

Total Repurchase Agreements						$(532)	$522	$522

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
DEU	0.170%	10/13/2020	01/08/2021		$(2,069)	$(2,070)
FOB	0.450	10/28/2020	01/26/2021		(201)	(201)
TDM	0.300	11/20/2020	TBD	(2)	(1,397)	(1,397)

Total Reverse Repurchase Agreements						$(3,668)

38	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2020

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions
BPG	0.180%	10/21/2020	01/21/2021	$(770)	$(770)

Total Sale-Buyback Transactions					$(770)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
DEU	$0	$(2,070)	$0	$(2,070)	$2,041	$(29)
FICC	522	0	0	522	(532)	(10)
FOB	0	(201)	0	(201)	219	18
TDM	0	(1,397)	0	(1,397)	1,480	83

Master Securities Forward Transaction Agreement
BPG	0	0	(770)	(770)	765	(5)

Total Borrowings and Other Financing Transactions	$522	$(3,668)	$(770)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(2,271)	$0	$(1,397)	$(3,668)

Total	$0	$(2,271)	$0	$(1,397)	$(3,668)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(770)	0	0	(770)

Total	$0	$(770)	$0	$0	$(770)

Total Borrowings	$0	$(3,041)	$0	$(1,397)	$(4,438)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(4,438)

(k)	Securities with an aggregate market value of $4,505 have been pledged as collateral under the terms of the above master agreements as of December 31, 2020.

(1)

The average amount of borrowings outstanding during the period ended December 31, 2020 was $(5,549) at a weighted average interest rate of 0.280%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2020	39

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-BTP Italy Government Bond March Futures	03/2021	7	$1,300	$5	$1	$0
U.S. Treasury 10-Year Note March Futures	03/2021	129	17,812	(3)	14	0

				$2	$15	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond March Futures	03/2021	18	$(2,043)	$(11)	$2	$(2)

Total Futures Contracts				$(9)	$17	$(2)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.HY-35 5-Year Index	(5.000)%	Quarterly	12/20/2025	$300	$(12)	$(16)	$(28)	$0	$(1)
CDX.IG-31 5-Year Index	(1.000)	Quarterly	12/20/2023	100	(1)	(2)	(3)	0	1
CDX.IG-33 5-Year Index	(1.000)	Quarterly	12/20/2024	900	(14)	(1)	(15)	0	(1)

					$(27)	$(19)	$(46)	$0	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.EM-34 5-Year Index	1.000%	Quarterly	12/20/2025		$300	$(20)	$13	$(7)	$1	$0
iTraxx Europe Main 34 5-Year Index	1.000	Quarterly	12/20/2025	EUR	800	22	4	26	0	0

						$2	$17	$19	$1	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.250%	Annual	03/17/2031	GBP	900	$(4)	$(7)	$(11)	$0	$(3)
Receive	1-Year BRL-CDI	2.840	Maturity	01/03/2022	BRL	100	0	0	0	0	0
Receive	1-Year BRL-CDI	2.848	Maturity	01/03/2022		100	0	0	0	0	0

40	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2020

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Year BRL-CDI	2.859%	Maturity	01/03/2022	BRL	400	$0	$0	$0	$0	$0
Receive	1-Year BRL-CDI	2.865	Maturity	01/03/2022		200	0	0	0	0	0
Receive	1-Year BRL-CDI	2.870	Maturity	01/03/2022		100	0	0	0	0	0
Receive	1-Year BRL-CDI	2.880	Maturity	01/03/2022		100	0	0	0	0	0
Receive	1-Year BRL-CDI	2.883	Maturity	01/03/2022		300	0	0	0	0	0
Receive	1-Year BRL-CDI	2.884	Maturity	01/03/2022		100	0	0	0	0	0
Receive	1-Year BRL-CDI	2.886	Maturity	01/03/2022		100	0	0	0	0	0
Pay	1-Year BRL-CDI	3.060	Maturity	01/03/2022		3,000	0	1	1	0	0
Pay	1-Year BRL-CDI	5.830	Maturity	01/02/2023		800	8	1	9	0	0
Pay	1-Year BRL-CDI	5.836	Maturity	01/02/2023		600	6	0	6	0	0
Pay	1-Year BRL-CDI	5.855	Maturity	01/02/2023		200	2	0	2	0	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2021		$100	(2)	1	(1)	0	0
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	06/17/2022		500	(7)	1	(6)	0	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2024		3,100	(293)	23	(270)	0	(2)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2026		2,300	(345)	28	(317)	0	(2)
Receive	3-Month USD-LIBOR	1.740	Semi-Annual	12/16/2026		100	(8)	1	(7)	0	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		4,900	(642)	78	(564)	0	(7)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	12/10/2029		100	(12)	2	(10)	0	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2029		200	(15)	3	(12)	0	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/15/2030		300	(30)	4	(26)	0	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	02/12/2030		200	(25)	3	(22)	0	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	03/10/2030		100	(13)	2	(11)	0	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		2,400	(130)	48	(82)	0	(3)
Receive	3-Month USD-LIBOR	1.910	Semi-Annual	10/17/2049		100	(23)	10	(13)	0	0
Receive	3-Month USD-LIBOR	1.895	Semi-Annual	10/18/2049		100	(23)	10	(13)	0	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/11/2049		900	(292)	101	(191)	0	(4)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		100	(26)	10	(16)	0	(1)
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050		100	(16)	10	(6)	0	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		500	(97)	50	(47)	0	(2)
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050		300	(48)	30	(18)	0	(1)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		600	(196)	65	(131)	0	(3)
Pay	3-Month ZAR-JIBAR	7.250	Quarterly	09/19/2023	ZAR	900	5	0	5	0	0
Receive	3-Month ZAR-JIBAR	8.300	Quarterly	03/15/2027		600	(5)	(2)	(7)	0	0
Pay	6-Month AUD-BBR-BBSW	2.750	Semi-Annual	06/17/2026	AUD	5,080	483	13	496	2	0
Receive	6-Month AUD-BBR-BBSW	3.000	Semi-Annual	03/21/2027		80	(9)	(1)	(10)	0	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	800	(2)	(11)	(13)	0	0
Receive(5)	6-Month JPY-LIBOR	0.020	Semi-Annual	09/20/2028	JPY	210,000	4	(1)	3	1	0
Receive(5)	6-Month JPY-LIBOR	0.000	Semi-Annual	03/15/2029		341,000	4	(2)	2	1	0
Receive	28-Day MXN-TIIE	6.950	Lunar	06/17/2022	MXN	32,100	(66)	0	(66)	0	(1)
Pay	28-Day MXN-TIIE	7.640	Lunar	01/03/2023		200	1	0	1	0	0
Pay	28-Day MXN-TIIE	7.645	Lunar	01/03/2023		2,000	6	1	7	0	0
Pay	28-Day MXN-TIIE	7.745	Lunar	01/05/2023		1,400	5	0	5	0	0
Pay	28-Day MXN-TIIE	7.610	Lunar	01/23/2023		6,000	19	1	20	0	0
Pay	28-Day MXN-TIIE	7.805	Lunar	02/06/2023		3,400	12	0	12	0	0
Pay	28-Day MXN-TIIE	7.820	Lunar	02/06/2023		3,400	12	1	13	0	0
Pay	28-Day MXN-TIIE	5.950	Lunar	01/30/2026		600	1	1	2	0	0
Pay	28-Day MXN-TIIE	5.990	Lunar	01/30/2026		4,300	9	4	13	0	0
Pay	28-Day MXN-TIIE	6.080	Lunar	03/10/2026		15,500	35	15	50	1	0
Pay	28-Day MXN-TIIE	6.490	Lunar	09/08/2026		30,000	97	34	131	1	0
Pay	28-Day MXN-TIIE	7.380	Lunar	11/04/2026		100	1	0	1	0	0
Pay	28-Day MXN-TIIE	8.090	Lunar	01/15/2027		3,300	24	5	29	0	0
Pay	28-Day MXN-TIIE	8.120	Lunar	01/15/2027		700	5	1	6	0	0
Pay	28-Day MXN-TIIE	7.865	Lunar	02/02/2027		2,400	16	4	20	0	0
Pay	28-Day MXN-TIIE	8.010	Lunar	02/04/2027		1,200	8	2	10	0	0
Pay	28-Day MXN-TIIE	7.818	Lunar	02/17/2027		1,100	7	2	9	0	0
Pay	28-Day MXN-TIIE	7.150	Lunar	06/11/2027		1,200	6	2	8	0	0
Pay	28-Day MXN-TIIE	7.370	Lunar	10/11/2027		2,500	14	4	18	0	0
Receive	28-Day MXN-TIIE	7.984	Lunar	12/10/2027		2,900	(22)	(4)	(26)	0	0
Receive	28-Day MXN-TIIE	8.005	Lunar	12/21/2027		11,400	(86)	(18)	(104)	0	(1)
Receive	28-Day MXN-TIIE	7.800	Lunar	12/28/2027		1,200	(8)	(2)	(10)	0	0
Receive	28-Day MXN-TIIE	7.910	Lunar	12/30/2027		700	(5)	(1)	(6)	0	0
Receive	28-Day MXN-TIIE	8.030	Lunar	01/31/2028		2,000	(15)	(4)	(19)	0	0
Receive	28-Day MXN-TIIE	8.050	Lunar	01/31/2028		1,900	(15)	(3)	(18)	0	0

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2020	41

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	28-Day MXN-TIIE	7.165%	Lunar	09/06/2032	MXN 400	$2	$1	$3	$0	$0
Pay	28-Day MXN-TIIE	7.380	Lunar	08/14/2037	100	1	0	1	0	0
Pay	28-Day MXN-TIIE	7.360	Lunar	08/21/2037	100	1	0	1	0	0
Receive	28-Day MXN-TIIE	8.103	Lunar	01/04/2038	900	(9)	(2)	(11)	0	0

						$(1,695)	$515	$(1,180)	$6	$(30)

Total Swap Agreements						$(1,720)	$513	$(1,207)	$7	$(31)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$17	$7	$24	$0	$(2)	$(31)	$(33)

(m)

Securities with an aggregate market value of $694 and cash of $651 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

42	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2020

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2021		BRL	112	$		21	$0	$0
	01/2021		JPY	1,563			15	0	0
	01/2021	$		22		BRL	112	0	(1)
	01/2021			43		ZAR	672	3	0
	02/2021			163		NOK	1,520	14	0
	02/2021			153		SEK	1,325	8	0
	02/2021			8		TRY	61	0	0
	03/2021			381		INR	28,672	9	0
	06/2021			214		MXN	4,621	14	0
BPS	01/2021			304		AUD	413	15	0
	01/2021			49		GBP	36	1	0
	01/2021			9		TRY	73	0	0
BRC	01/2021			24			183	1	0
	01/2021		ZAR	237	$		16	0	0
	02/2021	$		15		TRY	113	0	0
CBK	01/2021			147		PEN	528	0	(1)
	01/2021			44		RUB	3,386	2	0
	01/2021			99		ZAR	1,540	6	0
	01/2021		ZAR	837	$		56	0	(1)
	02/2021	$		58		MXN	1,341	9	0
	02/2021			53		RUB	3,933	0	(1)
	02/2021			157		SEK	1,380	11	0
	02/2021			14		TRY	107	0	0
	06/2021		PEN	528	$		146	1	0
DUB	03/2021			103			29	0	0
FBF	02/2021	$		34		TRY	268	1	0
GLM	01/2021		BRL	112	$		22	0	0
	01/2021	$		21		BRL	112	0	0
	01/2021			80		MXN	1,684	5	0
	01/2021			55		RUB	4,215	2	0
	01/2021		ZAR	766	$		51	0	(1)
	02/2021		NZD	946			645	0	(36)
	02/2021	$		22		BRL	112	0	0
	02/2021			109		RUB	8,345	3	0
	02/2021			13		TRY	97	0	0
HUS	01/2021		BRL	1,262	$		249	6	0
	01/2021		GBP	3,245			4,340	0	(98)
	01/2021		PEN	528			149	3	0
	01/2021	$		244		BRL	1,262	0	(1)
	01/2021			124		ZAR	1,935	8	0
	02/2021			249		BRL	1,262	0	(6)
	02/2021			96		CHF	87	3	0
	02/2021			145		NOK	1,320	9	0
	02/2021			163		RUB	12,173	1	0
	02/2021			2		TRY	15	0	0
	03/2021		PEN	41	$		12	0	0
	05/2021	$		383		MXN	7,930	10	0
IND	02/2021			2		TRY	15	0	0
JPM	01/2021			48		CLP	37,608	5	0
	01/2021			10		RUB	734	0	0
	01/2021			42		TRY	330	2	0
	02/2021			38			294	1	0
MYI	01/2021			53		GBP	39	0	0
	01/2021			19		TRY	146	1	0

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2020	43

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	01/2021	$		41		ZAR	636	$2	$0
	02/2021			634		NZD	920	29	0
	02/2021			7		TRY	53	0	0
RYL	02/2021			15			114	0	0
SCX	01/2021		EUR	1,473	$		1,764	0	(35)
	01/2021	$		14		TRY	106	0	0
	01/2021		ZAR	1,468	$		99	0	0
	02/2021		EUR	1,473			1,803	3	0
	02/2021	$		29		RUB	2,260	1	0
	02/2021			21		TRY	159	0	0
	03/2021			142		IDR	2,037,957	4	0
SSB	01/2021		BRL	947	$		182	0	0
	01/2021	$		178		BRL	947	4	0
	01/2021			11		ZAR	164	0	0
	03/2021			254		MXN	5,510	21	0
UAG	01/2021			46			936	1	0
	01/2021			6		RUB	485	0	0
	01/2021			38		TRY	295	1	0
	01/2021		ZAR	296	$		20	0	0
	02/2021	$		367		RUB	27,708	6	(1)
	02/2021			3		TRY	23	0	0

Total Forward Foreign Currency Contracts								$226	$(182)

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC USD versus CNH	CNH	6.520	01/14/2021	48	$0	$0
	Call - OTC USD versus CNH		6.780	01/14/2021	48	0	0
GLM	Put - OTC USD versus CNH		6.534	01/15/2021	38	0	0
	Call - OTC USD versus CNH		6.792	01/15/2021	38	0	0
HUS	Put - OTC USD versus CNH		6.530	02/05/2021	67	(1)	(1)
	Call - OTC USD versus CNH		6.800	02/05/2021	67	(1)	0
	Put - OTC USD versus CNH		6.510	02/08/2021	51	0	0
	Call - OTC USD versus CNH		6.810	02/08/2021	51	0	0
	Put - OTC USD versus CNH		6.450	02/19/2021	58	0	0
	Call - OTC USD versus CNH		6.700	02/19/2021	58	0	0
SCX	Put - OTC USD versus CNH		6.400	03/09/2021	116	(1)	(1)
	Call - OTC USD versus CNH		6.680	03/09/2021	116	(1)	(1)

						$(4)	$(3)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.131%	01/19/2021	100	$(1)	$0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.491	01/19/2021	100	(1)	(1)

							$(2)	$(1)

Total Written Options							$(6)	$(4)

44	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2020

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2020(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BPS	Mexico Government International Bond	1.000%	Quarterly	06/20/2024	0.485%	$100	$(1)	$3	$2	$0
CBK	Brazil Government International Bond	1.000	Quarterly	12/20/2022	0.630	245	(8)	10	2	0
	Brazil Government International Bond	1.000	Quarterly	12/20/2024	1.143	300	(5)	3	0	(2)
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	0.485	40	(1)	2	1	0
GST	Brazil Government International Bond	1.000	Quarterly	12/20/2024	1.143	200	(3)	2	0	(1)
	Colombia Government International Bond	1.000	Quarterly	12/20/2023	0.432	50	(1)	2	1	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	0.323	100	(1)	3	2	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.566	100	(1)	3	2	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2021	0.272	200	(37)	38	1	0
HUS	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.033	400	(12)	12	0	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.376	300	(5)	10	5	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	0.485	100	(1)	3	2	0
JPM	South Africa Government International Bond	1.000	Quarterly	06/20/2023	1.160	100	(5)	5	0	0
MYC	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.566	300	(2)	7	5	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2025	0.812	200	(3)	5	2	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2022	0.905	400	(8)	9	1	0

							$(94)	$117	$26	$(3)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
GST	CMBX.NA.AAA.10 Index	0.500%	Monthly	11/17/2059	$4,000	$(85)	$137	$52	$0

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
AZD	Pay	3-Month CNY-CNREPOFIX	2.445%	Quarterly	06/17/2025	CNY 1,100	$0	$(2)	$0	$(2)
CBK	Pay	3-Month CNY-CNREPOFIX	2.850	Quarterly	01/23/2025	500	0	1	1	0

							$0	$(1)	$1	$(2)

Total Swap Agreements							$(179)	$253	$79	$(5)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2020	45

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
AZD	$0	$0	$0	$0	$0	$0	$(2)	$(2)	$(2)	$0	$(2)
BOA	48	0	0	48	(1)	0	0	(1)	47	0	47
BPS	16	0	2	18	0	0	0	0	18	0	18
BRC	1	0	0	1	0	0	0	0	1	0	1
CBK	29	0	4	33	(3)	0	(2)	(5)	28	0	28
FBF	1	0	0	1	0	0	0	0	1	0	1
GLM	10	0	0	10	(37)	0	0	(37)	(27)	0	(27)
GST	0	0	58	58	0	0	(1)	(1)	57	0	57
HUS	40	0	7	47	(105)	(1)	0	(106)	(59)	0	(59)
JPM	8	0	0	8	0	0	0	0	8	0	8
MYC	0	0	8	8	0	(1)	0	(1)	7	0	7
MYI	32	0	0	32	0	0	0	0	32	0	32
SCX	8	0	0	8	(35)	(2)	0	(37)	(29)	0	(29)
SSB	25	0	0	25	0	0	0	0	25	0	25
UAG	8	0	0	8	(1)	0	0	(1)	7	0	7

Total Over the Counter	$226	$0	$79	$305	$(182)	$(4)	$(5)	$(191)

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

46	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2020

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$17	$17
Swap Agreements	0	1	0	0	6	7

	$0	$1	$0	$0	$23	$24

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$226	$0	$226
Swap Agreements	0	78	0	0	1	79

	$0	$78	$0	$226	$1	$305

	$0	$79	$0	$226	$24	$329

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2	$2
Swap Agreements	0	1	0	0	30	31

	$0	$1	$0	$0	$32	$33

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$182	$0	$182
Written Options	0	0	0	3	1	4
Swap Agreements	0	3	0	0	2	5

	$0	$3	$0	$185	$3	$191

	$0	$4	$0	$185	$35	$224

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(1)	$(1)
Futures	0	0	0	0	23	23
Swap Agreements	0	19	0	0	(2,194)	(2,175)

	$0	$19	$0	$0	$(2,172)	$(2,153)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(493)	$0	$(493)
Swap Agreements	0	27	0	0	5	32

	$0	$27	$0	$(493)	$5	$(461)

	$0	$46	$0	$(493)	$(2,167)	$(2,614)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2020	47

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1	$1
Futures	0	0	(21)	0	(9)	(30)
Swap Agreements	0	(31)	0	0	2,796	2,765

	$0	$(31)	$(21)	$0	$2,788	$2,736

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$154	$0	$154
Written Options	0	0	0	0	2	2
Swap Agreements	0	137	0	0	(3)	134

	$0	$137	$0	$154	$(1)	$290

	$0	$106	$(21)	$154	$2,787	$3,026

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Securities, at Value
Asset-Backed Securities
Cayman Islands	$0	$1,072	$0	$1,072
United States	0	5,795	0	5,795
Loan Participations and Assignments
Bermuda	0	9	0	9
Canada	0	3	0	3
Luxembourg	0	41	0	41
United Kingdom	0	10	2	12
United States	6	824	1	831
Common Stocks
Australia
Consumer Discretionary	0	473	0	473
Consumer Staples	0	347	0	347
Energy	0	80	0	80
Financials	0	3,299	0	3,299
Industrials	0	176	0	176
Materials	0	8,097	0	8,097
Utilities	0	142	0	142
Austria
Materials	0	73	0	73
Belgium
Communication Services	0	96	0	96
Financials	0	124	0	124
Materials	0	77	0	77
Brazil
Energy	0	0	5	5
Canada
Consumer Discretionary	15	0	0	15
Energy	623	0	0	623
Financials	349	0	0	349
Denmark
Financials	0	245	0	245

48	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2020

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Health Care	$0	$31	$0	$31
Finland
Financials	0	1,003	0	1,003
Industrials	0	204	0	204
Materials	0	220	0	220
France
Communication Services	0	124	0	124
Consumer Discretionary	0	1,235	0	1,235
Energy	0	2,561	0	2,561
Financials	0	562	0	562
Health Care	0	215	0	215
Industrials	0	254	0	254
Germany
Communication Services	0	225	0	225
Consumer Discretionary	0	968	0	968
Consumer Staples	0	236	0	236
Financials	0	199	0	199
Health Care	0	71	0	71
Industrials	0	695	0	695
Materials	0	1,659	0	1,659
Utilities	0	110	0	110
Hong Kong
Consumer Discretionary	0	52	0	52
Industrials	0	17	0	17
Information Technology	0	57	0	57
Real Estate	0	43	0	43
Italy
Energy	0	738	0	738
Financials	0	1,134	0	1,134
Utilities	0	293	0	293
Japan
Communication Services	0	1,714	0	1,714
Consumer Discretionary	0	1,724	0	1,724
Consumer Staples	0	1,842	0	1,842
Energy	0	357	0	357
Financials	0	3,576	0	3,576
Health Care	0	262	0	262
Industrials	0	4,522	0	4,522
Information Technology	0	2,696	0	2,696
Materials	0	576	0	576
Real Estate	0	341	0	341
Utilities	0	54	0	54
Luxembourg
Materials	42	0	0	42
Netherlands
Communication Services	162	57	0	219
Consumer Staples	0	101	0	101
Energy	0	460	0	460
Financials	0	990	0	990
Industrials	0	60	0	60
New Zealand
Utilities	0	27	0	27
Norway
Communication Services	0	111	0	111
Energy	0	353	0	353
Materials	0	36	0	36
Portugal
Utilities	0	68	0	68

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2020	49

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Spain
Communication Services	$0	$1,544	$0	$1,544
Energy	0	1,638	0	1,638
Financials	0	1,962	0	1,962
Industrials	0	411	0	411
Utilities	0	904	0	904
Sweden
Communication Services	0	14	0	14
Consumer Discretionary	0	81	0	81
Financials	0	752	0	752
Switzerland
Consumer Staples	0	158	0	158
Financials	0	1,838	0	1,838
Health Care	0	992	0	992
Industrials	29	664	0	693
United Kingdom
Communication Services	0	515	0	515
Consumer Discretionary	0	425	0	425
Consumer Staples	0	2,549	0	2,549
Energy	0	190	0	190
Financials	0	523	0	523
Industrials	0	360	0	360
Materials	96	2,512	0	2,608
Utilities	0	280	0	280
United States
Communication Services	8,161	0	0	8,161
Consumer Discretionary	4,752	0	0	4,752
Consumer Staples	8,592	0	0	8,592
Energy	13,937	0	0	13,937
Financials	3,634	0	0	3,634
Health Care	10,982	0	0	10,982
Industrials	2,053	0	105	2,158
Information Technology	6,352	0	0	6,352
Materials	2,657	0	0	2,657
Utilities	1,465	0	0	1,465
Corporate Bonds & Notes
Argentina
Industrials	0	5	0	5
Bermuda
Industrials	0	2	0	2
Brazil
Industrials	0	43	0	43
Utilities	0	446	0	446
Canada
Banking & Finance	0	32	0	32
Industrials	0	55	0	55
Cayman Islands
Banking & Finance	0	1,310	0	1,310
Industrials	0	28	0	28
Utilities	0	37	0	37
Curacao
Industrials	0	2	0	2
France
Banking & Finance	0	216	0	216
Industrials	0	738	0	738
Germany
Banking & Finance	0	769	0	769
Ireland
Banking & Finance	0	219	0	219
Industrials	0	562	0	562

50	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2020

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Italy
Banking & Finance	$0	$439	$0	$439
Jersey, Channel Islands
Industrials	0	411	0	411
Luxembourg
Banking & Finance	0	422	0	422
Industrials	0	529	0	529
Utilities	0	651	0	651
Mexico
Industrials	0	351	0	351
Multinational
Industrials	0	24	0	24
Netherlands
Banking & Finance	0	545	0	545
Industrials	0	46	0	46
Utilities	0	16	0	16
Panama
Industrials	0	63	0	63
Peru
Banking & Finance	0	30	0	30
Switzerland
Banking & Finance	0	221	0	221
Turkey
Banking & Finance	0	205	0	205
United Kingdom
Banking & Finance	0	2,563	0	2,563
Industrials	0	290	0	290
United States
Banking & Finance	0	618	0	618
Industrials	0	2,467	5	2,472
Utilities	0	1,338	0	1,338
Venezuela
Industrials	0	14	0	14
Non-Agency Mortgage-Backed Securities
United Kingdom	0	1,861	0	1,861
United States	0	4,727	0	4,727
Municipal Bonds & Notes
California	0	176	0	176
Illinois	0	88	0	88
Puerto Rico	0	244	0	244
Virginia	0	387	0	387
Preferred Stocks
Germany
Industrials	143	0	0	143
United Kingdom
Banking & Finance	0	274	0	274
United States
Industrials	0	157	0	157
Real Estate Investment Trusts
Australia
Real Estate	0	54	0	54
Canada
Real Estate	68	0	0	68
France
Real Estate	755	231	0	986
Hong Kong
Real Estate	0	38	0	38
Japan
Real Estate	0	27	0	27

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2020	51

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

(Unaudited)

December 31, 2020

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
United States
Financials	$1,682	$0	$0	$1,682
Real Estate	2,419	0	0	2,419
Rights
Spain
Energy	31	0	0	31
Sovereign Issues
Argentina	0	674	0	674
China	0	484	0	484
Peru	0	528	0	528
Saudi Arabia	0	491	0	491
South Africa	0	278	0	278
Turkey	0	532	0	532
Venezuela	0	5	0	5
U.S. Government Agencies
United States	0	18,737	0	18,737
U.S. Treasury Obligations
United States	0	5,636	0	5,636
Warrants
United States
Communication Services	0	0	138	138
Information Technology	0	0	1	1
Short-Term Instruments
Repurchase Agreements	0	522	0	522
Short-Term Notes	0	10	0	10
Argentina Treasury Bills	0	30	0	30

	$69,005	$124,026	$257	$193,288

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$741	$0	$0	$741

Total Investments	$69,746	$124,026	$257	$194,029

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	17	7	0	24
Over the counter	0	305	0	305

	$17	$312	$0	$329

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(2)	(31)	0	(33)
Over the counter	0	(191)	0	(191)

	$(2)	$(222)	$0	$(224)

Total Financial Derivative Instruments	$15	$90	$0	$105

Totals	$69,761	$124,116	$257	$194,134

There were no significant transfers into or out of Level 3 during the period ended December 31, 2020.

52	PIMCO EQUITY SERIES	See Accompanying Notes

Notes to Financial Statements

(Unaudited)

December 31, 2020

1. ORGANIZATION

PIMCO Equity Series (the “Trust”) was established as a Delaware statutory trust on March 30, 2010. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, Class A and Class C shares of the PIMCO Dividend and Income Fund (the “Fund”). Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund. Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser for the equity portion of the Fund. PIMCO and Research Affiliates have also engaged Parametric Portfolio Associates, LLC (“Parametric”) to implement the investment strategies of the equity portion of the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

SEMIANNUAL REPORT	DECEMBER 31, 2020	53

Notes to Financial Statements (Cont.)

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. In addition, the Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Separately, if the Fund determines that a portion of a distribution may be comprised of amounts from capital gains, paid in capital, or other capital sources in accordance with its policies, accounting records, and accounting practices, the Fund will notify shareholders of the estimated composition of

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such distribution through a Section 19 Notice. For these purposes, the Fund determines the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

SEMIANNUAL REPORT	DECEMBER 31, 2020	55

Notes to Financial Statements (Cont.)

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule is March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or

56	PIMCO EQUITY SERIES

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the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in

SEMIANNUAL REPORT	DECEMBER 31, 2020	57

Notes to Financial Statements (Cont.)

turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. The Adviser may consult with the Sub-Adviser or Parametric in providing such recommendations or otherwise with respect to valuation of the Fund’s portfolio securities or other assets. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or

58	PIMCO EQUITY SERIES

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methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

SEMIANNUAL REPORT	DECEMBER 31, 2020	59

Notes to Financial Statements (Cont.)

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The

60	PIMCO EQUITY SERIES

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pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Fund’s website at www.pimco.com, or upon request, as applicable. The table below shows the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2020 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 06/30/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$539	$21,602	$(21,401)	$1	$0	$741	$2	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

SEMIANNUAL REPORT	DECEMBER 31, 2020	61

Notes to Financial Statements (Cont.)

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

62	PIMCO EQUITY SERIES

(Unaudited)

December 31, 2020

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest,

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Notes to Financial Statements (Cont.)

including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Fund that invests in REITs will bear its proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at December 31, 2020, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the

64	PIMCO EQUITY SERIES

(Unaudited)

December 31, 2020

agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase

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Notes to Financial Statements (Cont.)

additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are

66	PIMCO EQUITY SERIES

(Unaudited)

December 31, 2020

reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended December 31, 2020, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial

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Notes to Financial Statements (Cont.)

derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund

68	PIMCO EQUITY SERIES

(Unaudited)

December 31, 2020

as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared

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Notes to Financial Statements (Cont.)

financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

70	PIMCO EQUITY SERIES

(Unaudited)

December 31, 2020

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds,

SEMIANNUAL REPORT	DECEMBER 31, 2020	71

Notes to Financial Statements (Cont.)

which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

72	PIMCO EQUITY SERIES

(Unaudited)

December 31, 2020

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Dividend-Oriented Stocks Risk  is the risk that companies that have paid regular dividends to shareholders may decrease or eliminate dividend payments in the future. A decrease in dividend payments by an issuer may result in a decrease in the value of the security held by the Fund or the Fund receiving less income. In addition, equity securities with higher dividend yields may be sensitive to changes in interest rates, and as interest rates rise, the prices of such securities may fall. The Fund’s use of a dividend capture strategy (i.e., purchasing an equity security shortly before the issuer pays a dividend and selling it shortly thereafter) exposes the Fund to higher portfolio turnover, increased trading costs, the potential for capital loss, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading and may result in negative tax consequences.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

SEMIANNUAL REPORT	DECEMBER 31, 2020	73

Notes to Financial Statements (Cont.)

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Interest Rate Risk  is the risk that fixed income securities and dividend-paying equity securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield and Distressed Company Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) and securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risks. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. Distressed companies may be engaged in restructurings or bankruptcy proceedings.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Real Estate Risk  is the risk that the Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject the Fund to liquidity and valuation risk.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector.

74	PIMCO EQUITY SERIES

(Unaudited)

December 31, 2020

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO and the Sub-Adviser, including the use of quantitative models or methods, will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO, the Sub-Adviser and the individual portfolio manager in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Small-Cap and Mid-Cap Company Risk  is the risk that the value of securities issued by small-capitalization and mid-capitalization companies may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Model Risk  is the risk that the Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors or may rely on inaccurate data inputs, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Fund.

Mortgage-Related and Other Asset-Backed Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

SEMIANNUAL REPORT	DECEMBER 31, 2020	75

Notes to Financial Statements (Cont.)

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”) by the end of 2021. Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of the London Interbank Offered Rate) that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Fund’s investments or the Investment Manager’s operations and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value

76	PIMCO EQUITY SERIES

(Unaudited)

December 31, 2020

of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for

SEMIANNUAL REPORT	DECEMBER 31, 2020	77

Notes to Financial Statements (Cont.)

multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in

78	PIMCO EQUITY SERIES

(Unaudited)

December 31, 2020

respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associate with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

SEMIANNUAL REPORT	DECEMBER 31, 2020	79

Notes to Financial Statements (Cont.)

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Class A	Class C

0.45%(1)	0.30%	0.40%	0.50%*(2)	0.40%	0.40%

*	This particular share class has been registered with the SEC, but has not yet launched.
(1)	Effective October 1, 2020, the Fund’s investment advisory fee was reduced by 0.04%.
(2)

PIMCO has contractually agreed, through October 31, 2021, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares. For the period ended December 31, 2020, the Distributor retained $3,282 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

80	PIMCO EQUITY SERIES

(Unaudited)

December 31, 2020

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the investment advisory contract or supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO at December 31, 2020, were as follows (amounts in thousands†):

Expiring within

12 months	13-24 months	25-36 months	Total

$30	$19	$14	$63

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through October 31, 2021, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The Waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2020, the amount was $7,426.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or

SEMIANNUAL REPORT	DECEMBER 31, 2020	81

Notes to Financial Statements (Cont.)

portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended December 31, 2020, were as follows (amounts in thousands†):

Purchases	Sales

$0	$1,322

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2020, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$155,516	$150,758	$49,797	$78,042

†	A zero balance may reflect actual amounts rounding to less than one thousand.

82	PIMCO EQUITY SERIES

(Unaudited)

December 31, 2020

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 12/31/2020 (Unaudited)		Year Ended 06/30/2020

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	309	$3,229	739	$7,801

I-2	115	1,180	810	8,649

Class A	1,455	14,618	1,980	20,694

Class C	65	677	344	3,679

Issued as reinvestment of distributions

Institutional Class	41	451	50	567

I-2	34	371	48	543

Class A	190	2,066	236	2,684

Class C	62	678	103	1,195

Cost of shares redeemed

Institutional Class	(408)	(4,202)	(931)	(9,477)

I-2	(466)	(4,751)	(1,145)	(11,909)

Class A	(1,822)	(18,659)	(3,176)	(33,056)

Class C	(1,871)	(18,815)	(2,993)	(31,731)

Net increase (decrease) resulting from Fund share transactions	(2,296)	$(23,157)	(3,935)	$(40,361)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of December 31, 2020, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

SEMIANNUAL REPORT	DECEMBER 31, 2020	83

Notes to Financial Statements (Cont.)

(Unaudited)

December 31, 2020

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended June 30, 2020, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$70,411	$34,789

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$177,386	$19,510	$(3,969)	$15,541

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

84	PIMCO EQUITY SERIES

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	GST	Goldman Sachs International
BOA	Bank of America N.A.	HUS	HSBC Bank USA N.A.
BPG	BNP Paribas Securities Corp.	IND	Crédit Agricole Corporate and Investment Bank S.A.
BPS	BNP Paribas S.A.	JPM	JP Morgan Chase Bank N.A.
BRC	Barclays Bank PLC	MYC	Morgan Stanley Capital Services LLC
CBK	Citibank N.A.	MYI	Morgan Stanley & Co. International PLC
DEU	Deutsche Bank Securities, Inc.	RYL	NatWest Markets Plc
DUB	Deutsche Bank AG	SCX	Standard Chartered Bank, London
FBF	Credit Suisse International	SSB	State Street Bank and Trust Co.
FICC	Fixed Income Clearing Corporation	TDM	TD Securities (USA) LLC
FOB	Credit Suisse Securities (USA) LLC	UAG	UBS AG Stamford
GLM	Goldman Sachs Bank USA

Currency Abbreviations:
ARS	Argentine Peso	JPY	Japanese Yen
AUD	Australian Dollar	MXN	Mexican Peso
BRL	Brazilian Real	NOK	Norwegian Krone
CHF	Swiss Franc	NZD	New Zealand Dollar
CLP	Chilean Peso	PEN	Peruvian New Sol
CNH	Chinese Renminbi (Offshore)	RUB	Russian Ruble
CNY	Chinese Renminbi (Mainland)	SEK	Swedish Krona
EUR	Euro	TRY	Turkish New Lira
GBP	British Pound	USD (or $)	United States Dollar
IDR	Indonesian Rupiah	ZAR	South African Rand
INR	Indian Rupee

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
BADLARPP	Argentina Badlar Floating Rate Notes	CMBX	Commercial Mortgage-Backed Index
BP0003M	3 Month GBP-LIBOR	CNREPOFIX	China Fixing Repo Rates 7-Day
CDX.EM	Credit Derivatives Index - Emerging Markets	SONIO	Sterling Overnight Interbank Average Rate
CDX.HY	Credit Derivatives Index - High Yield	US0003M	3 Month USD Swap Rate
CDX.IG	Credit Derivatives Index - Investment Grade

Other Abbreviations:
ABS	Asset-Backed Security	LIBOR	London Interbank Offered Rate
ADR	American Depositary Receipt	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.
BABs	Build America Bonds	OIS	Overnight Index Swap
BBR	Bank Bill Rate	PIK	Payment-in-Kind
BBSW	Bank Bill Swap Reference Rate	REIT	Real Estate Investment Trust
BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	SP - ADR	Sponsored American Depositary Receipt
CDI	Brazil Interbank Deposit Rate	TBA	To-Be-Announced
CLO	Collateralized Loan Obligation	TBD	To-Be-Determined
EURIBOR	Euro Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding
JIBAR	Johannesburg Interbank Agreed Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

SEMIANNUAL REPORT	DECEMBER 31, 2020	85

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Investment Advisory Contract, Sub-Advisory Agreement, Portfolio Implementation Agreement and Second Amended and Restated Supervision and Administration Agreement

At a meeting held on August 18-19, 2020, the Board of Trustees (the “Board”) of PIMCO Equity Series (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of PIMCO Dividend and Income Fund , PIMCO RAE Emerging Markets Fund, PIMCO RAE Global ex-US Fund, PIMCO RAE Global Fund, PIMCO RAE International Fund, PIMCO RAE US Fund, PIMCO RAE US Small Fund, PIMCO REALPATH® Blend Income Fund, PIMCO REALPATH® Blend 2025 Fund, PIMCO REALPATH® Blend 2030 Fund, PIMCO REALPATH® Blend 2035 Fund, PIMCO REALPATH® Blend 2040 Fund, PIMCO REALPATH® Blend 2045 Fund, PIMCO REALPATH® Blend 2050 Fund, PIMCO REALPATH® Blend 2055 Fund and PIMCO REALPATH® Blend 2060 Fund (each, a “Fund,” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2021.1 The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2021. In addition, the Board considered and unanimously approved the renewal of the: (i) Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between PIMCO, on behalf of PIMCO RAE Emerging Markets Fund, PIMCO RAE Global ex-US Fund, PIMCO RAE Global Fund, PIMCO RAE International Fund, PIMCO RAE US Fund, PIMCO RAE US Small Fund and the equity sleeve of the PIMCO Dividend and Income Fund (the “RAE Funds”), each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); and (ii) Portfolio Implementation Agreement (the “Portfolio Implementation Agreement”) among PIMCO, on behalf of the RAE Funds, each a series of the Trust, Research Affiliates and Parametric Portfolio Associates LLC (“Parametric”), each for an additional one-year term through August 31, 2021.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO, Research Affiliates and Parametric for the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and

[1]

The Board, including a majority of the Independent Trustees, determined to rely on the relief granted by a temporary exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 that permits fund boards of trustees to approve advisory contracts at a meeting held by remote communications that allows participating trustees to hear one another simultaneously, rather than in-person, in light of the impact of the novel coronavirus (“COVID-19”) pandemic and restrictions on travel and in-person gatherings. The Board determined that reliance on the exemptive order was necessary and appropriate due to circumstances related to current or potential effects of the COVID-19 pandemic and government-mandated restrictions, and prior to commencing the approval meeting, the Board confirmed that all Board members could hear each other simultaneously during the meeting. The Board noted that it would ratify any actions taken at this meeting pursuant to the SEC relief at its next in-person meeting.

86	PIMCO EQUITY SERIES

(Unaudited)

a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO, Research Affiliates and Parametric to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, financial information for Research Affiliates and Parametric, information regarding the profitability to PIMCO of its relationship with the Funds, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds, and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates and Parametric in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates and Parametric, on matters related to the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 18-19, 2020 meeting. The Independent Trustees also met telephonically with counsel to the Trust and the Independent Trustees, including telephonic meetings on July 10, 2020 and July 30, 2020, and conducted a telephonic meeting on July 30, 2020 with management and counsel to the Trust and the Independent Trustees, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement. In connection with its review of the Agreements and the Sub-Advisory Agreement, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Fund performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weight to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement, the Board did not identify any

SEMIANNUAL REPORT	DECEMBER 31, 2020	87

Approval of Investment Advisory Contract and Other Agreements (Cont.)

single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, Parametric, their Personnel and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Funds, and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to: investing in its cybersecurity program and business continuity functions, including the build-out of a new data center; funding projects and initiatives in support of the Funds; improving PIMCO governance and oversight of key fund administration processes; expanding and engaging a technology consultant to improve certain performance reconciliation processes; enhancing PIMCO’s oversight over certain of the Funds’ service providers; continuing to develop initiatives related to pricing, including, among other items, development of pricing tools and capabilities and continued extensive due diligence regarding pricing vendors; forming a new internal group responsible for the operational aspects of the Liquidity Risk Management Programs; developing compliance and operations processes in connection with regulatory developments; continuing to invest in PIMCO’s technology infrastructure; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; investing in the Fund Treasurer’s Office; enhancing a proprietary application to support new trading strategies and increase data precision and administration control; developing a global tax management application that will enable investment

88	PIMCO EQUITY SERIES

(Unaudited)

professionals to access foreign market and security tax information on a real-time basis; utilizing a service provider’s proprietary software and managed service model to timely meet N-PORT and N-CEN regulatory requirements; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; implementing a contingent NAV process; continuing to advocate in the public policy arena; developing a proprietary tool to monitor and facilitate potential interfund lending; utilizing a third-party software technology to allow portfolio management teams to run pre-trade calculations regarding new exchange-traded and cleared derivatives; and developing technology solutions to leverage artificial intelligence and machine learning.

Similarly, the Board considered the sub-advisory services provided by Research Affiliates to the RAE Funds. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing sub-advisory services to the RAE Funds. The Board also reviewed materials regarding Research Affiliates’ supervisory responsibilities with respect to Parametric’s provision of portfolio implementation services to the RAE Funds. The Board further considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

In addition, the Board considered the portfolio implementation and other operational services provided by Parametric to the RAE Funds by, among other things, effecting portfolio transactions on behalf of the RAE Funds. The Board further considered PIMCO’s oversight of Parametric in connection with Parametric providing portfolio implementation services. The Board also considered information about Parametric’s personnel responsible for providing services to the RAE Funds under the Portfolio Implementation Agreement. The Board also reviewed materials regarding the nature, extent and quality of Parametric’s trading, risk management, and compliance capabilities and resources, including Parametric’s policies and procedures regarding trade aggregation and allocation, which are integral parts of its role as portfolio implementer.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements, provided by Research Affiliates under the Sub-Advisory Agreement, and provided by Parametric under the Portfolio Implementation Agreement are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement. The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of

SEMIANNUAL REPORT	DECEMBER 31, 2020	89

Approval of Investment Advisory Contract and Other Agreements (Cont.)

the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2020 and other performance data, as available, over short- and long-term periods ended June 30, 2020 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2020 (the “Broadridge Report”). The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report, which were provided in advance of the August 18-19, 2020 meeting.

The Trustees noted the Funds (based on Institutional Class performance) that outperformed their respective benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2020. The Board noted the amounts of the assets of the Trust and PIMCO Funds (based on Institutional Class performance) that outperformed their relevant benchmark net-of-fees over the one-, three- and five-year periods ended June 30, 2020. The Board discussed these and other performance-related developments.

The Board reviewed materials indicating that, according to the Broadridge Report, certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, over short- and long-term periods. PIMCO reported to the Board on the reasons for the underperformance of certain Funds and actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds to scale at the outset. The Board noted that PIMCO generally seeks to price new funds competitively against the median total expense ratio of the respective Broadridge peer group, if available, while acknowledging that a fee premium may be appropriate for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, and the competitive

90	PIMCO EQUITY SERIES

(Unaudited)

marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate due to competitive positioning considerations, observed long-term notable underperformance and significant misalignments with the level or quality of services being provided or a change in the overall strategic positioning of the Funds.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate, and noted in particular, the following: the proposed four basis point reduction in the advisory fee for the PIMCO Dividend and Income Fund; the proposed five basis point reduction in the advisory fee for the PIMCO RAE Global Fund; the proposed 20 basis point reduction in the supervisory and administrative fee for each class of the PIMCO RAE Emerging Markets Fund and PIMCO RAE Global ex-US Fund; the proposed 15 basis point reduction for each class of the PIMCO RAE Global Fund; and the proposed 10 basis point reduction for each class of the PIMCO RAE International Fund, PIMCO RAE US Fund and PIMCO RAE US Small Fund.

The Board also reviewed data comparing certain Funds’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when

SEMIANNUAL REPORT	DECEMBER 31, 2020	91

Approval of Investment Advisory Contract and Other Agreements (Cont.)

PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds to scale at inception and reinvesting in other important areas of the business that support the Funds. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that in most cases the Funds’ total expense ratios were lower than the total expense ratios of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the expense limitation agreement in place for all of the Funds and the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Broadridge, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by Research Affiliates under the Sub-Advisory Agreement, and that the total expenses of each Fund and the RAE Funds after the proposals to decrease their fees, as applicable, are reasonable.

92	PIMCO EQUITY SERIES

(Unaudited)

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits attributable to the Funds. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Funds, PIMCO shares the benefits of economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics, senior management supervision, governance and oversight of those services, and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s

SEMIANNUAL REPORT	DECEMBER 31, 2020	93

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise, such as through all or portions of the sales charges on Class A or Class C shares of the Funds, as applicable. The Board noted that, while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO, Research Affiliates and Parametric supported the renewal of the Agreements, the Sub-Advisory Agreement, and the Portfolio Implementation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, the fees paid to Research Affiliates by PIMCO under the Sub-Advisory Agreement and the fees paid to Parametric by PIMCO under the Portfolio Implementation Agreement, and that the renewal of the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement was in the best interests of the Funds and their shareholders.

94	PIMCO EQUITY SERIES

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Portfolio Implementer

Parametric Portfolio Associates

1918 Eighth Avenue, Suite 3100

Seattle, WA 98101

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PES4001SAR_123120

PIMCO EQUITY SERIES®

Semiannual Report

December 31, 2020

PIMCO RAE Emerging Markets Fund

PIMCO RAE Global Fund

PIMCO RAE Global ex-US Fund

PIMCO RAE International Fund

PIMCO RAE US Fund

PIMCO RAE US Small Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

Fund	Fund Summary	Schedule of Investments

PIMCO RAE Emerging Markets Fund	8	34

PIMCO RAE Global Fund	10	44

PIMCO RAE Global ex-US Fund	12	45

PIMCO RAE International Fund	14	46

PIMCO RAE US Fund	16	56

PIMCO RAE US Small Fund	18	60

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series prospectus. The Shareholder Reports for the other series of the PIMCO Equity Series are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Equity Series Semiannual Report, which covers the six-month reporting period ended December 31, 2020. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended December 31, 2020

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic.

Looking back before the reporting period began, second-quarter 2020 U.S. annualized gross domestic product (“GDP”) was -31.4%. This represented the steepest quarterly decline on record. With the economy reopening, third-quarter GDP growth was 33.4%, the largest quarterly increase on record. The Commerce Department’s initial estimate for fourth-quarter annualized GDP growth — released after the reporting period ended — was 4.0%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, before the reporting period began, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. In August 2020, Fed Chair Jerome Powell said the central bank had changed how it viewed the trade-off between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation run higher, which could mean that interest rates remain low for an extended period. Meanwhile, in March 2020, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy. A subsequent $900 billion stimulus package was finalized in December 2020.

Economies outside the U.S. were significantly impacted by the pandemic too. In its October 2020 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that it expects 2020 GDP in the eurozone, U.K. and Japan will be -8.3%, -9.8% and -5.3%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.5% and 0.7%, respectively, in 2019.

Against this backdrop, central banks and governments around the world took a number of aggressive actions. Looking back, in March 2020, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a €1.8 trillion spending package to bolster its economy. In December 2020, the ECB expanded its monetary stimulus program by another €500 billion.

The Bank of England reduced its key lending rate to 0.10% — a record low — in March, added £100 billion to its quantitative easing program in June, and increased its bond-buying program by £150 billion to £895 billion in November. Finally, toward the end of the year, the U.K. and the European Union agreed to a long-awaited Brexit deal. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. In May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package. Finally, in December 2020, the Bank of Japan announced a new ¥73.6 trillion stimulus package.

2	PIMCO EQUITY SERIES

Short-term U.S. Treasury yields edged modestly lower, whereas long-term yields moved higher, albeit from a very low level during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 0.93% at the end of the reporting period, versus 0.66% on June 30, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 0.78%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 4.20%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also rallied. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 10.82%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 7.89%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 10.29%.

Despite the headwinds from the pandemic, global equities produced strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 22.16%, partially fueled by a sharp rally in November and December 2020, because, in our view, investor sentiment improved after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 23.00%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 31.14%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 24.12% and European equities, as represented by the MSCI Europe Index (in EUR), returned 10.91%.

Commodity prices were volatile and produced mixed results. When the reporting period began, Brent crude oil was approximately $41 a barrel. Brent crude oil ended the reporting period at roughly $52 a barrel. We believe that oil prices rallied because producers reduced their output and investors anticipated stronger demand as global growth improved and several new COVID-19 vaccines were introduced. Elsewhere, copper prices moved higher, while gold declined.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with the U.S. election and several geopolitical events. The U.S. dollar weakened against a number of other major currencies. For example, the U.S. dollar returned -8.74%, -10.23% and -4.53% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding the funds, please contact your account manager or financial adviser, or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at www.pimco.com to learn more about our global viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Equity Series

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	3

Important Information About the Funds

PIMCO Equity Series (the “Trust”) is an open-end management investment company that includes PIMCO RAE Emerging Markets Fund, PIMCO RAE Global Fund, PIMCO RAE Global ex-US Fund, PIMCO RAE International Fund, PIMCO RAE US Fund and PIMCO RAE US Small Fund (each, a “Fund” and collectively, the “Funds”).

We believe that equity funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds are subject to notable risks. Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions.

The PIMCO RAE Global Fund and PIMCO RAE Global ex-US Fund are each “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the PIMCO RAE Global Fund invests substantially all of its assets in Institutional Class shares of the PIMCO RAE US Fund, PIMCO RAE International Fund (“International Fund”) and PIMCO RAE Emerging Markets Fund (“Emerging Markets Fund”) (collectively, “Underlying Funds”), and equity securities that are eligible investments for the Underlying Funds. Under normal circumstances, the PIMCO RAE Global ex-US Fund invests substantially all of its assets in Institutional Class shares of the International Fund and Emerging Markets Fund, equity securities of small companies economically tied to non-U.S. countries, and securities that are eligible investments for the International Fund and Emerging Markets Fund. The PIMCO RAE Global Fund and PIMCO RAE Global ex-US Fund may invest in other affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940 (together with the Underlying Funds, “Acquired Funds”). The cost of investing in these Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Funds’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Funds’ compliance calculations, including those used in the Funds’ prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. Each Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities (and/or portfolio securities of Underlying Funds or Acquired Funds, as applicable).

4	PIMCO EQUITY SERIES

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

A Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund

A Fund may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolios’ performance and/or ability to achieve their investment objectives. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. The Cumulative Returns chart reflects only Institutional Class performance. Performance may vary by share class based on each class’s expense ratios. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2 and I-3 shares is $1,000,000. The minimum initial investment amount for Class A shares is $1,000. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for a Fund or share class may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Class A	Diversification Status
PIMCO RAE Emerging Markets Fund	06/05/15	06/05/15	06/05/15	—	06/05/15	Diversified
PIMCO RAE Global Fund	06/05/15	06/05/15	06/05/15	—	06/05/15	Diversified
PIMCO RAE Global ex-US Fund	06/05/15	06/05/15	06/05/15	—	06/05/15	Diversified
PIMCO RAE International Fund	06/05/15	06/05/15	06/05/15	—	06/05/15	Diversified
PIMCO RAE US Fund	06/05/15	06/05/15	06/05/15	—	06/05/15	Diversified
PIMCO RAE US Small Fund	06/05/15	06/05/15	06/05/15	—	06/05/15	Diversified

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	5

Important Information About the Funds	(Cont.)

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of a Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of a Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The

Funds’ complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

The SEC adopted a rule that allows the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling 888.877.4626. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Funds is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations.

6	PIMCO EQUITY SERIES

The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Funds is uncertain at this time.

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	7

PIMCO RAE Emerging Markets Fund

Cumulative Returns Through December 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE Emerging Markets Fund seeks long-term capital appreciation by investing under normal circumstances at least 80% of its assets in investments that are economically tied to emerging market countries. Specifically, under normal circumstances, the Fund will obtain exposure to a portfolio of stocks economically tied to emerging market countries (“RAE Emerging Markets Portfolio”) through investment in the securities that comprise the RAE Emerging Markets Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2020*

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (05/31/06)
PIMCO RAE Emerging Markets Fund Institutional Class	29.73%	0.87%	11.41%	1.80%	5.86%
PIMCO RAE Emerging Markets Fund I-2	29.59%	0.81%	11.28%	1.73%	5.81%
PIMCO RAE Emerging Markets Fund Class A	29.44%	0.54%	11.06%	1.62%	5.74%
PIMCO RAE Emerging Markets Fund Class A (adjusted)	24.62%	(3.23)%	10.22%	1.23%	5.47%
MSCI Emerging Markets Value Index±	28.70%	5.48%	9.18%	0.90%	4.83%
MSCI Emerging Markets Index±± ª	31.14%	18.31%	12.81%	3.63%	6.26%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

ª Prior to 2/28/2019, the fund’s primary benchmark was the MSCI Emerging Markets Index.

± The MSCI Emerging Markets Value Index captures large and mid-cap securities exhibiting overall value style characteristics across a group of emerging markets countries. The value investment style characteristics for index construction of the MSCI Emerging Markets Value Index are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

±± The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

It is not possible to invest directly in an unmanaged index.

* For periods prior to June 5, 2015, the Fund’s performance reflects the performance when the Fund was a partnership, net of actual fees and expenses charged to individual partnership accounts in the aggregate. If the performance had been restated to reflect the applicable fees and expenses of each share class, the performance may have been higher or lower. The Fund began operations as a partnership on May 31, 2006 and, on June 5, 2015, was reorganized into a newly-formed fund that was registered as an investment company under the Investment Company Act of 1940. Prior to the reorganization, the Fund had an investment objective, investment strategies, investment guidelines, and restrictions that were substantially similar to those currently applicable to the Fund; however, the Fund was not registered as an investment company under the Investment Company Act of 1940 and was not subject to its requirements or requirements imposed by the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The performance of each class of shares will differ as a result of the different levels of fees and expenses applicable to each class of shares.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.77% for Institutional Class shares, 0.87% for I-2 shares and 1.12% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	PIMCO EQUITY SERIES

Institutional Class - PEIFX	I-2 - PEPFX	Class A - PEAFX

Geographic Breakdown as of December 31, 2020†§

South Korea	18.7%
China	14.9%
India	14.7%
Taiwan	14.2%
Brazil	7.1%
Russia	6.5%
Mexico	4.1%
South Africa	3.7%
Thailand	2.9%
Short-Term Instruments	2.9%
Turkey	2.7%
Hong Kong	2.3%
Malaysia	1.2%
Other	4.1%

†  % of Investments, at value.

§ Geographic Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»

Overweight exposure to, and security selection in, the materials, consumer discretionary and information technology sectors contributed to relative returns, as the sectors and the Fund’s holdings outperformed the benchmark index.

»	Underweight exposure to the health care sector contributed to relative returns, as the sector underperformed the benchmark index.

»	Security selection in the financials and energy sectors detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	9

PIMCO RAE Global Fund

Cumulative Returns Through December 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE Global Fund seeks long-term capital appreciation by investing under normal circumstances substantially all of its assets in (i) Institutional Class shares of the PIMCO RAE US Fund (“US Fund”), the PIMCO RAE International Fund (“International Fund”), and the PIMCO RAE Emerging Markets Fund (“Emerging Markets Fund”) (together, the US Fund, the International Fund and the Emerging Markets Fund are referred to as the “Underlying Funds”) and (ii) equity securities that are eligible investments for the Underlying Funds. Under normal circumstances, each of the Underlying Funds obtains exposure to a portfolio of stocks (each, a “RAE Portfolio”) through investment in the securities that comprise the RAE Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2020

	6 Months*	1 Year	5 Years	Fund Inception (06/05/15)
PIMCO RAE Global Fund Institutional Class	25.51%	2.84%	8.76%	5.87%
PIMCO RAE Global Fund I-2	25.43%	2.80%	8.64%	5.76%
PIMCO RAE Global Fund Class A	25.30%	2.52%	8.37%	5.51%
PIMCO RAE Global Fund Class A (adjusted)	20.54%	(1.34)%	7.54%	4.79%
MSCI All Country World Value Index±	21.25%	(0.33)%	7.38%	5.00%
MSCI All Country World Index±± ª	24.01%	16.25%	12.26%	9.68%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

ª Prior to 2/28/2019, the fund’s primary benchmark was the MSCI All Country World Index.

± The MSCI All Country World Value Index captures large and mid-cap securities exhibiting overall value style characteristics across a group of developed and emerging markets countries. The value investment style characteristics for index construction of the MSCI All Country World Value Index are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

±± The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of a group of country indices comprising developed and emerging market country indices.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 1.02% for Institutional Class shares, 1.12% for I-2 shares and 1.37% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO EQUITY SERIES

Institutional Class - PFQIX	I-2 - PFQPX	Class A - PFQAX

Top Holdings as of December 31, 2020†§

PIMCO RAE US Fund	43.5%
PIMCO RAE International Fund	42.4%
PIMCO RAE Emerging Markets Fund	14.1%

†  % of Investments, at value.

§ Top Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»

Overweight exposure to, and security selection in, the consumer discretionary, information technology and materials sectors contributed to relative returns, as the sectors and the Fund’s holdings outperformed the benchmark index.

»

Underweight exposure to, and security selection in, the energy sector contributed to relative returns, as the sector underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»	Security selection in the industrials sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»

Underweight exposure to, and security selection in, the financials sector detracted from relative returns, as the sector outperformed the benchmark index and the Fund’s holdings underperformed the benchmark index.

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	11

PIMCO RAE Global ex-US Fund

Cumulative Returns Through December 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE Global ex-US Fund seeks long-term capital appreciation by investing, under normal circumstances substantially all of its assets in (i) Institutional Class shares of the PIMCO RAE International Fund (“International Fund”) and the PIMCO RAE Emerging Markets Fund (“Emerging Markets Fund”) (together, the International Fund and the Emerging Markets Fund are referred to as the “Underlying Funds”) and (ii) securities that are eligible investments for the Underlying Funds. Under normal circumstances, each of the Underlying Funds obtains exposure to a portfolio of stocks (each, a “RAE Portfolio”) through investment in the securities that comprise the RAE Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2020

	6 Months*	1 Year	5 Years	Fund Inception (06/05/15)
PIMCO RAE Global ex-US Fund Institutional Class	26.42%	1.73%	7.39%	3.72%
PIMCO RAE Global ex-US Fund I-2	26.53%	1.87%	7.32%	3.64%
PIMCO RAE Global ex-US Fund Class A	26.19%	1.40%	7.02%	3.37%
PIMCO RAE Global ex-US Fund Class A (adjusted)	21.39%	(2.38)%	6.21%	2.66%
MSCI All Country World ex US Value Index±	23.16%	(0.77)%	5.70%	2.39%
MSCI All Country World ex US Index±± ª	24.33%	10.65%	8.93%	5.87%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

ª Prior to 2/28/2019, the fund’s primary benchmark was the MSCI All Country World ex US Index.

± The MSCI All Country World ex US Value Index captures large and mid-cap securities exhibiting overall value style characteristics across a group of developed and emerging markets countries. The value investment style characteristics for index construction of the MSCI All Country World ex US Value Index are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

±± The MSCI All Country World ex US Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of a group of country indices comprising developed and emerging market country indices.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 1.15% for Institutional Class shares, 1.25% for I-2 shares and 1.50% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

12	PIMCO EQUITY SERIES

Institutional Class - PZRIX	I-2 - PZRPX	Class A - PZRAX

Top Holdings as of December 31, 2020†§

PIMCO RAE International Fund	75.0%
PIMCO RAE Emerging Markets Fund	24.8%

†  % of Investments, at value.

§ Top Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»

Overweight exposure to, and security selection in, the materials and consumer discretionary sectors contributed to relative returns, as the sectors and the Fund’s holdings outperformed the benchmark index.

»	Security selection in the industrials sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»

Underweight exposure to, and security selection in, the energy sector contributed to relative returns, as the sector underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»	Overweight exposure to the information technology sector contributed to relative returns, as the sector outperformed the benchmark index.

»	Security selection in the financials sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	13

PIMCO RAE International Fund

Cumulative Returns Through December 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE International Fund seeks long-term capital appreciation under normal circumstances by obtaining exposure to a portfolio of stocks economically tied to at least three foreign (non-U.S.) countries (“RAE International Portfolio”) through investment in the securities that comprise the RAE International Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2020

	6 Months*	1 Year	5 Years	Fund Inception (06/05/15)
PIMCO RAE International Fund Institutional Class	25.49%	2.29%	6.37%	3.47%
PIMCO RAE International Fund I-2	25.30%	2.03%	6.25%	3.37%
PIMCO RAE International Fund Class A	25.15%	1.77%	5.98%	3.10%
PIMCO RAE International Fund Class A (adjusted)	20.49%	(2.01)%	5.17%	2.39%
MSCI EAFE Value Index±	20.62%	(2.63)%	4.20%	1.67%
MSCI EAFE Index±± ª	21.61%	7.82%	7.45%	5.26%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

ª Prior to 2/28/2019, the fund’s primary benchmark was the MSCI EAFE Index.

± The MSCI EAFE Value Index captures large and mid-cap securities exhibiting overall value style characteristics across developed markets countries around the world, excluding the US and Canada. The value investment style characteristics for index construction of the MSCI EAFE Value Index are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

±± MSCI EAFE Index is an unmanaged index designed to represent the performance of large and mid-cap securities across a group of developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.52% for Institutional Class shares, 0.62% for I-2 shares and 0.87% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

14	PIMCO EQUITY SERIES

Institutional Class - PPYIX	I-2 - PPYPX	Class A - PPYAX

Geographic Breakdown as of December 31, 2020†§

Japan	26.0%
Germany	11.2%
United Kingdom	10.4%
France	7.7%
Switzerland	6.8%
Australia	6.3%
Canada	4.8%
Short-Term Instruments	4.2%
Netherlands	3.7%
Luxembourg	3.3%
Italy	2.8%
Spain	2.3%
Hong Kong	2.1%
Israel	1.3%
Norway	1.2%
Other	5.9%

†  % of Investments, at value.

§ Geographic Breakdown and % of Investments exclude securities sold short, financial derivative instruments if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»

Overweight exposure to, and security selection in, the materials, consumer discretionary and information technology sectors contributed to relative returns, as the sectors and the Fund’s holdings outperformed the benchmark index.

»	Security selection in the industrials sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»

Underweight exposure to, and security selection in, the energy and health care sectors contributed to relative returns, as the sectors underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»

Underweight exposure to, and security selection in, the financials sector detracted from relative returns, as the sector outperformed the benchmark index and the Fund’s holdings underperformed the benchmark index.

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	15

PIMCO RAE US Fund

Cumulative Returns Through December 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE US Fund seeks long-term capital appreciation by investing under normal circumstances, at least 80% of its assets in securities of companies economically tied to the United States (“U.S. companies”). Specifically, under normal circumstances, the Fund will obtain exposure to a portfolio of stocks of U.S. companies (“RAE US Portfolio”) through investment in the securities that comprise the RAE US Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2020*

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (12/22/04)
PIMCO RAE US Fund Institutional Class	23.93%	3.93%	10.17%	11.04%	8.19%
PIMCO RAE US Fund I-2	23.90%	3.91%	10.08%	10.99%	8.16%
PIMCO RAE US Fund Class A	23.72%	3.55%	9.72%	10.79%	8.05%
PIMCO RAE US Fund Class A (adjusted)	19.10%	(0.30)%	8.89%	10.37%	7.79%
Russell 1000® Value Index±	22.75%	2.80%	9.74%	10.50%	7.31%♦
S&P 500 Index±± ª	22.16%	18.40%	15.22%	13.88%	9.56% ♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 12/31/2004.

ª Prior to 2/28/2019, the fund’s primary benchmark was the S&P 500 Index.

± The Russell 1000® Value Index measures the performance of large and midcapitalization value sectors of the U.S. equity market, as defined by FTSE Russell. The Russell 1000® Value Index is a subset of the Russell 1000® Index, which measures the performance of the large and mid-capitalization sector of the U.S. equity market.

±± S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

It is not possible to invest directly in an unmanaged index.

* For periods prior to June 5, 2015, the Fund’s performance reflects the performance when the Fund was a partnership, net of actual fees and expenses charged to individual partnership accounts in the aggregate. If the performance had been restated to reflect the applicable fees and expenses of each share class, the performance may have been higher or lower. The Fund began operations as a partnership on December 22, 2004 and, on June 5, 2015, was reorganized into a newly-formed fund that was registered as an investment company under the Investment Company Act of 1940. Prior to the reorganization, the Fund had an investment objective, investment strategies, investment guidelines, and restrictions that were substantially similar to those currently applicable to the Fund; however, the Fund was not registered as an investment company under the Investment Company Act of 1940 and was not subject to its requirements or requirements imposed by the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The performance of each class of shares will differ as a result of the different levels of fees and expenses applicable to each class of shares.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.42% for Institutional Class shares, 0.52% for I-2 shares and 0.82% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

16	PIMCO EQUITY SERIES

Institutional Class - PKAIX	I-2 - PKAPX	Class A - PKAAX

Sector Breakdown as of December 31, 20201§

Information Technology	23.9%
Health Care	18.8%
Consumer Discretionary	11.7%
Consumer Staples	10.6%
Financials	9.8%
Industrials	8.1%
Communication Services	4.4%
Utilities	4.3%
Energy	3.5%
Short-Term Instrument	2.1%
Materials	2.1%
Real Estate	0.7%

†  % of Investments, at value.

§ Sector Breakdown and % of Investments exclude securities sold short and financial derivative instruments if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Security selection in the information technology sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Overweight exposure to, and security selection in, the consumer discretionary sector contributed to relative returns, as the sector and the Fund’s holdings outperformed the benchmark index.

»

Underweight exposure to, and security selection in, the real estate and energy sectors contributed to relative returns, as the sectors underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»

Overweight exposure to, and security selection in, the health care and consumer staples sectors detracted from relative returns, as the sectors and the Fund’s holdings underperformed the benchmark index.

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	17

PIMCO RAE US Small Fund

Cumulative Returns Through December 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE US Small Fund seeks long-term capital appreciation by investing under normal circumstances at least 80% of its assets in securities of small companies economically tied to the United States (“U.S. companies”). Specifically, under normal circumstances, the Fund will obtain exposure to a portfolio of stocks of small U.S. companies (“RAE US Small Portfolio”) through investment in the securities that comprise the RAE US Small Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2020*

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (09/29/05)
PIMCO RAE US Small Fund Institutional Class	37.61%	6.88%	9.54%	9.50%	7.95%
PIMCO RAE US Small Fund I-2	37.49%	6.77%	9.43%	9.43%	7.91%
PIMCO RAE US Small Fund Class A	37.35%	6.44%	9.12%	9.25%	7.79%
PIMCO RAE US Small Fund Class A (adjusted)	32.17%	2.42%	8.27%	8.84%	7.52%
Russell 2000® Value Index±	36.77%	4.64%	9.65%	8.66%	6.86%
Russell 2000® Index±± ª	37.85%	19.96%	13.26%	11.20%	8.83% ♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 9/30/2005

ª Prior to 2/28/2019, the fund’s primary benchmark was the Russell 2000® Index.

± The Russell 2000 ® Value Index measures the performance of the small-capitalization value sector of the U.S. equity market, as defined by FTSE Russell. The Russell 2000 ® Value Index is a subset of the Russell 2000 ® Index.

±± Russell 2000 ® Index is composed of 2,000 of the smallest companies in the Russell 3000 Index and is considered to be representative of the small cap market in general.

It is not possible to invest directly in an unmanaged index.

* For periods prior to June 5, 2015, the Fund’s performance reflects the performance when the Fund was a partnership, net of actual fees and expenses charged to individual partnership accounts in the aggregate. If the performance had been restated to reflect the applicable fees and expenses of each share class, the performance may have been higher or lower. The Fund began operations as a partnership on September 29, 2005 and, on June 5, 2015, was reorganized into a newly-formed fund that was registered as an investment company under the Investment Company Act of 1940. Prior to the reorganization, the Fund had an investment objective, investment strategies, investment guidelines, and restrictions that were substantially similar to those currently applicable to the Fund; however, the Fund was not registered as an investment company under the Investment Company Act of 1940 and was not subject to its requirements or requirements imposed by the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The performance of each class of shares will differ as a result of the different levels of fees and expenses applicable to each class of shares.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 0.54% for Institutional Class shares, 0.64% for I-2 shares and 0.94% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

18	PIMCO EQUITY SERIES

Institutional Class - PMJIX	I-2 - PMJPX	Class A - PMJAX

Sector Breakdown as of December 31, 20201§

Consumer Discretionary	17.1%
Industrials	15.9%
Financials	11.6%
Energy	9.4%
Real Estate	9.2%
Consumer Staples	8.6%
Health Care	8.4%
Information Technology	6.3%
Materials	6.1%
Short-Term Instruments	3.1%
Utilities	2.4%
Communication Services	1.9%

†  % of Investments, at value.

§ Sector Breakdown and % of Investments exclude securities sold short and financial derivative instruments if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»

Overweight exposure to, and security selection in, the consumer discretionary and energy sectors contributed to relative returns, as the sectors and the Fund’s holdings outperformed the benchmark index.

»

Underweight exposure to, and security selection in, the financials sector contributed to relative returns, as the sector underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»	Security selection in the real estate and health care sectors contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Security selection in the consumer staples and materials sectors detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	19

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from July 1, 2020 to December 31, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During Period*	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO RAE Emerging Markets Fund
Institutional Class	$1,000.00	$1,297.30	$4.59	$1,000.00	$1,021.62	$4.04	0.78%
I-2	1,000.00	1,295.90	5.18	1,000.00	1,021.11	4.56	0.88
Class A	1,000.00	1,294.40	6.64	1,000.00	1,019.83	5.85	1.13

PIMCO RAE Global Fund
Institutional Class	$1,000.00	$1,255.10	$0.12	$1,000.00	$1,025.51	$0.10	0.02%
I-2	1,000.00	1,254.30	0.69	1,000.00	1,025.00	0.62	0.12
Class A	1,000.00	1,253.00	2.14	1,000.00	1,023.72	1.92	0.37

PIMCO RAE Global ex-US Fund
Institutional Class	$1,000.00	$1,264.20	$0.06	$1,000.00	$1,025.57	$0.05	0.01%
I-2	1,000.00	1,265.30	0.64	1,000.00	1,025.05	0.57	0.11
Class A	1,000.00	1,261.90	2.09	1,000.00	1,023.77	1.87	0.36

PIMCO RAE International Fund
Institutional Class	$1,000.00	$1,254.90	$3.00	$1,000.00	$1,022.95	$2.69	0.52%
I-2	1,000.00	1,253.00	3.58	1,000.00	1,022.44	3.21	0.62
Class A	1,000.00	1,251.50	5.02	1,000.00	1,021.16	4.50	0.87

20	PIMCO EQUITY SERIES

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During Period*	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO RAE US Fund
Institutional Class	$1,000.00	$1,239.30	$2.35	$1,000.00	$1,023.52	$2.13	0.41%
I-2	1,000.00	1,239.00	2.93	1,000.00	1,023.00	2.64	0.51
Class A	1,000.00	1,237.20	4.64	1,000.00	1,021.47	4.19	0.81

PIMCO RAE US Small Fund
Institutional Class	$1,000.00	$1,376.10	$3.23	$1,000.00	$1,022.90	$2.75	0.53%
I-2	1,000.00	1,374.90	3.83	1,000.00	1,022.39	3.26	0.63
Class A	1,000.00	1,373.50	5.65	1,000.00	1,020.85	4.81	0.93

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 187/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	21

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE Emerging Markets Fund
Institutional Class

07/01/2020 - 12/31/2020+	$7.83	$0.14	$2.19	$2.33	$(0.17)	$0.00	$0.00	$(0.17)

06/30/2020	9.92	0.24	(2.06)	(1.82)	(0.24)	(0.03)	0.00	(0.27)

06/30/2019	10.74	0.29	(0.11)	0.18	(0.26)	(0.74)	0.00	(1.00)

06/30/2018	10.83	0.25	0.59	0.84	(0.19)	(0.74)	0.00	(0.93)

06/30/2017	8.73	0.20	2.17	2.37	(0.27)	0.00	0.00	(0.27)

06/30/2016	9.95	0.32	(1.37)	(1.05)	(0.17)	0.00	0.00	(0.17)
I-2

07/01/2020 - 12/31/2020+	7.80	0.15	2.17	2.32	(0.16)	0.00	0.00	(0.16)

06/30/2020	9.86	0.32	(2.16)	(1.84)	(0.19)	(0.03)	0.00	(0.22)

06/30/2019	10.68	0.29	(0.11)	0.18	(0.26)	(0.74)	0.00	(1.00)

06/30/2018	10.79	0.24	0.57	0.81	(0.18)	(0.74)	0.00	(0.92)

06/30/2017	8.70	0.23	2.12	2.35	(0.26)	0.00	0.00	(0.26)

06/30/2016	9.96	0.25	(1.33)	(1.08)	(0.18)	0.00	0.00	(0.18)
Class A

07/01/2020 - 12/31/2020+	7.75	0.12	2.17	2.29	(0.15)	0.00	0.00	(0.15)

06/30/2020	9.84	0.23	(2.07)	(1.84)	(0.22)	(0.03)	0.00	(0.25)

06/30/2019	10.68	0.25	(0.09)	0.16	(0.26)	(0.74)	0.00	(1.00)

06/30/2018	10.81	0.21	0.59	0.80	(0.19)	(0.74)	0.00	(0.93)

06/30/2017	8.73	0.14	2.19	2.33	(0.25)	0.00	0.00	(0.25)

06/30/2016	9.96	0.22	(1.30)	(1.08)	(0.15)	0.00	0.00	(0.15)

PIMCO RAE Global Fund
Institutional Class

07/01/2020 - 12/31/2020+	$8.48	$0.21	$1.95	$2.16	$(0.23)	$(0.03)	$0.00	$(0.26)

06/30/2020	10.30	0.35	(1.45)	(1.10)	(0.34)	(0.38)	0.00	(0.72)

06/30/2019	11.04	0.31	(0.26)	0.05	(0.30)	(0.49)	0.00	(0.79)

06/30/2018	10.78	0.35	0.64	0.99	(0.46)	(0.27)	0.00	(0.73)

06/30/2017	9.32	0.24	1.55	1.79	(0.24)	(0.09)	0.00	(0.33)

06/30/2016	9.86	0.14	(0.58)	(0.44)	(0.10)	0.00	0.00	(0.10)
I-2

07/01/2020 - 12/31/2020+	8.45	0.20	1.95	2.15	(0.23)	(0.03)	0.00	(0.26)

06/30/2020	10.27	0.35	(1.45)	(1.10)	(0.34)	(0.38)	0.00	(0.72)

06/30/2019	11.01	0.32	(0.28)	0.04	(0.29)	(0.49)	0.00	(0.78)

06/30/2018	10.76	0.35	0.62	0.97	(0.45)	(0.27)	0.00	(0.72)

06/30/2017	9.31	0.02	1.76	1.78	(0.24)	(0.09)	0.00	(0.33)

06/30/2016	9.85	0.08	(0.52)	(0.44)	(0.10)	0.00	0.00	(0.10)
Class A

07/01/2020 - 12/31/2020+	8.37	0.19	1.93	2.12	(0.22)	(0.03)	0.00	(0.25)

06/30/2020	10.20	0.34	(1.46)	(1.12)	(0.33)	(0.38)	0.00	(0.71)

06/30/2019	10.95	0.27	(0.25)	0.02	(0.28)	(0.49)	0.00	(0.77)

06/30/2018	10.72	0.24	0.70	0.94	(0.44)	(0.27)	0.00	(0.71)

06/30/2017	9.29	0.18	1.57	1.75	(0.23)	(0.09)	0.00	(0.32)

06/30/2016	9.85	0.02	(0.48)	(0.46)	(0.10)	0.00	0.00	(0.10)

PIMCO RAE Global ex-US Fund
Institutional Class

07/01/2020 - 12/31/2020+	$8.20	$0.22	$1.95	$2.17	$(0.21)	$0.00	$0.00	$(0.21)

06/30/2020	10.23	0.38	(1.76)	(1.38)	(0.37)	(0.28)	0.00	(0.65)

06/30/2019	10.68	0.32	(0.51)	(0.19)	(0.26)	0.00	0.00	(0.26)

06/30/2018	10.49	0.38	0.28	0.66	(0.42)	0.00	(0.05)	(0.47)

06/30/2017	8.68	0.22	1.83	2.05	(0.22)	0.00	(0.02)	(0.24)

06/30/2016	9.86	0.10	(1.18)	(1.08)	(0.10)	0.00	(0.00)	(0.10)
I-2

07/01/2020 - 12/31/2020+	8.18	0.05	2.12	2.17	(0.16)	0.00	0.00	(0.16)

06/30/2020	10.20	0.30	(1.68)	(1.38)	(0.36)	(0.28)	0.00	(0.64)

06/30/2019	10.65	0.26	(0.46)	(0.20)	(0.25)	0.00	0.00	(0.25)

06/30/2018	10.47	0.29	0.35	0.64	(0.41)	0.00	(0.05)	(0.46)

06/30/2017	8.67	0.07	1.97	2.04	(0.22)	0.00	(0.02)	(0.24)

06/30/2016	9.86	0.09	(1.18)	(1.09)	(0.10)	0.00	(0.00)	(0.10)

22	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.99	29.73%	$1,667,053	0.78	%(e)*	0.91	%(e)*	0.77	%(e)*	0.90	%(e)*	3.09	%*	45%

7.83	(18.91)	1,184,716	0.76		0.97		0.75		0.96		2.70		56

9.92	2.40	2,632,982	0.75		0.96		0.75		0.96		2.94		25

10.74	7.50	1,848,953	0.76		0.97		0.76		0.97		2.13		28

10.83	27.53	1,510,983	0.75		0.96		0.75		0.96		1.99		43

8.73	(10.32)	1,379,204	0.76		0.96		0.76		0.96		3.92		30

9.96	29.76	2,787	0.88	(f)*	1.01	(f)*	0.87	(f)*	1.00	(f)*	3.40	*	45

7.80	(19.13)	3,070	0.86		1.07		0.85		1.06		3.58		56

9.86	2.42	16,263	0.85		1.06		0.85		1.06		2.93		25

10.68	7.26	17,486	0.86		1.07		0.86		1.07		2.07		28

10.79	27.46	14,664	0.85		1.06		0.85		1.06		2.18		43

8.70	(10.54)	1,827	0.86		1.06		0.86		1.06		3.25		30

9.89	29.60	10,919	1.13	(f)*	1.26	(f)*	1.12	(f)*	1.25	(f)*	2.78	*	45

7.75	(19.27)	7,628	1.11		1.32		1.10		1.31		2.61		56

9.84	2.21	16,198	1.10		1.31		1.10		1.31		2.52		25

10.68	7.08	7,350	1.11		1.32		1.11		1.32		1.76		28

10.81	27.06	1,937	1.10		1.31		1.10		1.31		1.35		43

8.73	(10.61)	146	1.11		1.31		1.11		1.31		2.64		30

$10.38	25.51%	$301,821	0.02	%(g)(h)*	0.64	%(g)(h)*	0.02	%(g)(h)*	0.64	%(g)(h)*	4.47	%*	6%

8.48	(11.89)	276,005	0.02		0.72		0.02		0.72		3.67		29

10.30	1.07	292,168	0.02		0.71		0.02		0.71		2.97		38

11.04	9.05	359,953	0.02		0.72		0.02		0.72		3.07		19

10.78	19.60	409,144	0.01		0.71		0.01		0.71		2.36		20

9.32	(4.38)	282,274	0.04		0.71		0.04		0.71		1.59		13

10.34	25.43	123	0.12	(g)(i)*	0.74	(g)(i)*	0.12	(g)(i)*	0.74	(g)(i)*	4.32	*	6

8.45	(11.96)	137	0.12		0.82		0.12		0.82		3.68		29

10.27	1.00	218	0.12		0.81		0.12		0.81		3.01		38

11.01	8.93	3,293	0.12		0.82		0.12		0.82		3.09		19

10.76	19.49	3,127	0.11		0.81		0.11		0.81		0.22		20

9.31	(4.44)	57	0.14		0.81		0.14		0.81		0.92		13

10.24	25.30	1,058	0.37	(g)(i)*	0.99	(g)(i)*	0.37	(g)(i)*	0.99	(g)(i)*	4.09	*	6

8.37	(12.26)	1,115	0.37		1.07		0.37		1.07		3.54		29

10.20	0.82	1,901	0.37		1.06		0.37		1.06		2.58		38

10.95	8.64	1,505	0.37		1.07		0.37		1.07		2.09		19

10.72	19.18	1,009	0.36		1.06		0.36		1.06		1.79		20

9.29	(4.61)	286	0.39		1.06		0.39		1.06		0.23		13

$10.16	26.42%	$67,549	0.01	%(j)*	0.69	%(j)*	0.01	%(j)*	0.69	%(j)*	4.70	%*	5%

8.20	(14.73)	53,191	0.02		0.78		0.01		0.77		4.03		34

10.23	(1.50)	75,630	0.00		0.76		0.00		0.76		3.13		17

10.68	6.01	75,994	0.00		0.77		0.00		0.77		3.36		9

10.49	23.98	78,610	0.00		0.76		0.00		0.76		2.23		8

8.68	(10.93)	62,809	0.00		0.76		0.00		0.76		1.10		8

10.19	26.53	5	0.11	(k)*	0.79	(k)*	0.11	(k)*	0.79	(k)*	1.17	*	5

8.18	(14.74)	67	0.12		0.88		0.11		0.87		3.14		34

10.20	(1.60)	428	0.10		0.86		0.10		0.86		2.50		17

10.65	5.88	900	0.10		0.87		0.10		0.87		2.58		9

10.47	23.87	349	0.10		0.86		0.10		0.86		0.69		8

8.67	(11.07)	9	0.10		0.86		0.10		0.86		1.01		8

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	23

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE Global ex-US Fund (Cont.)
Class A

07/01/2020 - 12/31/2020+	$8.10	$0.18	$1.94	$2.12	$(0.19)	$0.00	$0.00	$(0.19)

06/30/2020	10.14	0.41	(1.81)	(1.40)	(0.36)	(0.28)	0.00	(0.64)

06/30/2019	10.61	0.23	(0.46)	(0.23)	(0.24)	0.00	0.00	(0.24)

06/30/2018	10.44	0.24	0.38	0.62	(0.40)	0.00	(0.05)	(0.45)

06/30/2017	8.66	0.10	1.92	2.02	(0.22)	0.00	(0.02)	(0.24)

06/30/2016	9.86	0.00	(1.11)	(1.11)	(0.09)	0.00	(0.00)	(0.09)

PIMCO RAE International Fund
Institutional Class

07/01/2020 - 12/31/2020+	$8.11	$0.09	$1.98	$2.07	$(0.23)	$0.00	$0.00	$(0.23)

06/30/2020	9.74	0.23	(1.45)	(1.22)	(0.41)	0.00	0.00	(0.41)

06/30/2019	10.60	0.34	(0.68)	(0.34)	(0.25)	(0.27)	0.00	(0.52)

06/30/2018	10.27	0.33	0.29	0.62	(0.28)	(0.01)	0.00	(0.29)

06/30/2017	8.56	0.28	1.64	1.92	(0.21)	0.00	0.00	(0.21)

06/30/2016	9.83	0.28	(1.32)	(1.04)	(0.08)	(0.15)	0.00	(0.23)
I-2

07/01/2020 - 12/31/2020+	8.07	0.09	1.95	2.04	(0.22)	0.00	0.00	(0.22)

06/30/2020	9.71	0.21	(1.43)	(1.22)	(0.42)	0.00	0.00	(0.42)

06/30/2019	10.57	0.30	(0.64)	(0.34)	(0.25)	(0.27)	0.00	(0.52)

06/30/2018	10.24	0.26	0.35	0.61	(0.27)	(0.01)	0.00	(0.28)

06/30/2017	8.55	0.29	1.62	1.91	(0.22)	0.00	0.00	(0.22)

06/30/2016	9.83	0.28	(1.33)	(1.05)	(0.08)	(0.15)	0.00	(0.23)
Class A

07/01/2020 - 12/31/2020+	8.01	0.08	1.94	2.02	(0.21)	0.00	0.00	(0.21)

06/30/2020	9.64	0.18	(1.41)	(1.23)	(0.40)	0.00	0.00	(0.40)

06/30/2019	10.53	0.30	(0.67)	(0.37)	(0.25)	(0.27)	0.00	(0.52)

06/30/2018	10.24	0.37	0.21	0.58	(0.28)	(0.01)	0.00	(0.29)

06/30/2017	8.55	0.29	1.60	1.89	(0.20)	0.00	0.00	(0.20)

06/30/2016	9.83	0.34	(1.42)	(1.08)	(0.05)	(0.15)	0.00	(0.20)

PIMCO RAE US Fund
Institutional Class

07/01/2020 - 12/31/2020+	$9.72	$0.13	$2.20	$2.33	$(0.28)	$(0.10)	$0.00	$(0.38)

06/30/2020	11.09	0.28	(1.08)	(0.80)	(0.32)	(0.25)	0.00	(0.57)

06/30/2019	11.30	0.26	0.20	0.46	(0.21)	(0.46)	0.00	(0.67)

06/30/2018	10.57	0.23	1.16	1.39	(0.22)	(0.44)	0.00	(0.66)

06/30/2017	9.82	0.22	1.07	1.29	(0.22)	(0.32)	0.00	(0.54)

06/30/2016	9.85	0.22	0.08	0.30	(0.11)	(0.22)	0.00	(0.33)
I-2

07/01/2020 - 12/31/2020+	9.67	0.12	2.19	2.31	(0.27)	(0.10)	0.00	(0.37)

06/30/2020	11.04	0.27	(1.08)	(0.81)	(0.31)	(0.25)	0.00	(0.56)

06/30/2019	11.26	0.25	0.20	0.45	(0.21)	(0.46)	0.00	(0.67)

06/30/2018	10.54	0.22	1.15	1.37	(0.21)	(0.44)	0.00	(0.65)

06/30/2017	9.81	0.21	1.06	1.27	(0.22)	(0.32)	0.00	(0.54)

06/30/2016	9.85	0.21	0.08	0.29	(0.11)	(0.22)	0.00	(0.33)
Class A

07/01/2020 - 12/31/2020+	9.55	0.11	2.16	2.27	(0.26)	(0.10)	0.00	(0.36)

06/30/2020	10.93	0.23	(1.07)	(0.84)	(0.29)	(0.25)	0.00	(0.54)

06/30/2019	11.19	0.22	0.19	0.41	(0.21)	(0.46)	0.00	(0.67)

06/30/2018	10.50	0.18	1.15	1.33	(0.20)	(0.44)	0.00	(0.64)

06/30/2017	9.79	0.17	1.07	1.24	(0.21)	(0.32)	0.00	(0.53)

06/30/2016	9.86	0.18	0.07	0.25	(0.10)	(0.22)	0.00	(0.32)

PIMCO RAE US Small Fund
Institutional Class

07/01/2020 - 12/31/2020+	$8.80	$0.07	$3.24	$3.31	$(0.17)	$(0.87)	$0.00	$(1.04)

06/30/2020	10.72	0.14	(1.88)	(1.74)	(0.18)	0.00	0.00	(0.18)

06/30/2019	12.33	0.17	(1.05)	(0.88)	(0.09)	(0.64)	0.00	(0.73)

06/30/2018	11.10	0.15	1.63	1.78	(0.17)	(0.38)	0.00	(0.55)

06/30/2017	9.31	0.12	1.81	1.93	(0.14)	0.00	0.00	(0.14)

06/30/2016	9.93	0.10	(0.57)	(0.47)	(0.04)	(0.11)	0.00	(0.15)

24	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.03	26.19%	$13,263	0.36	%(k)*	1.04	%(k)*	0.36	%(k)*	1.04	%(k)*	3.90	%*	5%

8.10	(15.01)	11,252	0.37		1.13		0.36		1.12		4.66		34

10.14	(1.90)	2,035	0.35		1.11		0.35		1.11		2.32		17

10.61	5.69	1,531	0.35		1.12		0.35		1.12		2.14		9

10.44	23.65	717	0.35		1.11		0.35		1.11		1.02		8

8.66	(11.29)	9	0.35		1.11		0.35		1.11		(0.02)		8

$9.95	25.49%	$1,088,281	0.52	%(l)*	0.59	%(l)*	0.52	%(l)*	0.59	%(l)*	2.05	%*	51%

8.11	(13.27)	756,178	0.51		0.62		0.50		0.61		2.65		93

9.74	(2.72)	547,007	0.50		0.61		0.50		0.61		3.41		41

10.60	5.88	543,875	0.51		0.62		0.51		0.62		3.04		47

10.27	22.76	475,759	0.50		0.61		0.50		0.61		2.90		20

8.56	(10.60)	247,182	0.50		0.61		0.50		0.61		3.25		39

9.89	25.30	885	0.62	(m)*	0.69	(m)*	0.62	(m)*	0.69	(m)*	2.03	*	51

8.07	(13.40)	841	0.61		0.72		0.60		0.71		2.39		93

9.71	(2.73)	832	0.60		0.71		0.60		0.71		3.02		41

10.57	5.84	1,994	0.61		0.72		0.61		0.72		2.33		47

10.24	22.67	4,998	0.60		0.71		0.60		0.71		3.03		20

8.55	(10.70)	1,041	0.60		0.71		0.60		0.71		3.24		39

9.82	25.28	4,089	0.87	(m)*	0.94	(m)*	0.87	(m)*	0.94	(m)*	1.72	*	51

8.01	(13.57)	3,258	0.86		0.97		0.85		0.96		2.05		93

9.64	(3.03)	5,072	0.85		0.96		0.85		0.96		3.06		41

10.53	5.53	5,007	0.86		0.97		0.86		0.97		3.34		47

10.24	22.34	323	0.85		0.96		0.85		0.96		2.99		20

8.55	(10.95)	46	0.85		0.96		0.85		0.96		3.94		39

$11.67	23.93%	$767,306	0.41	%(n)*	0.48	%(n)*	0.41	%(n)*	0.48	%(n)*	2.37	%*	28%

9.72	(8.03)	578,588	0.41		0.52		0.40		0.51		2.60		34

11.09	4.66	745,741	0.40		0.51		0.40		0.51		2.39		32

11.30	13.22	771,581	0.41		0.52		0.41		0.52		2.06		44

10.57	13.33	620,951	0.40		0.51		0.40		0.51		2.08		31

9.82	3.16	511,838	0.40		0.51		0.40		0.51		2.29		42

11.61	23.90	20,382	0.51	(o)*	0.58	(o)*	0.51	(o)*	0.58	(o)*	2.26	*	28

9.67	(8.08)	16,970	0.51		0.62		0.50		0.61		2.51		34

11.04	4.58	14,257	0.50		0.61		0.50		0.61		2.25		32

11.26	13.10	7,265	0.51		0.62		0.51		0.62		1.96		44

10.54	13.15	7,769	0.50		0.61		0.50		0.61		1.99		31

9.81	3.09	3,372	0.50		0.61		0.50		0.61		2.23		42

11.46	23.72	8,341	0.81	(p)*	0.88	(p)*	0.81	(p)*	0.88	(p)*	1.96	*	28

9.55	(8.41)	7,432	0.81		0.92		0.80		0.91		2.21		34

10.93	4.24	8,197	0.80		0.91		0.80		0.91		2.03		32

11.19	12.73	6,973	0.81		0.92		0.81		0.92		1.65		44

10.50	12.83	7,259	0.80		0.91		0.80		0.91		1.68		31

9.79	2.67	2,982	0.80		0.91		0.80		0.91		1.88		42

$11.07	37.61%	$545,662	0.53	%(n)*	0.60	%(n)*	0.51	%(n)*	0.58	%(n)*	1.33	%*	57%

8.80	(16.64)	288,592	0.53		0.63		0.52		0.62		1.50		202

10.72	(6.74)	119,223	0.51		0.62		0.51		0.62		1.52		64

12.33	16.37	128,985	0.50		0.62		0.50		0.62		1.30		30

11.10	20.70	93,541	0.50		0.61		0.50		0.61		1.13		45

9.31	(4.68)	81,226	0.50		0.61		0.50		0.61		1.10		85

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	25

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE US Small Fund (Cont.)
I-2

07/01/2020 - 12/31/2020+	$8.76	$0.06	$3.23	$3.29	$(0.17)	$(0.87)	$0.00	$(1.04)

06/30/2020	10.67	0.16	(1.90)	(1.74)	(0.17)	0.00	0.00	(0.17)

06/30/2019	12.29	0.15	(1.04)	(0.89)	(0.09)	(0.64)	0.00	(0.73)

06/30/2018	11.07	0.14	1.62	1.76	(0.16)	(0.38)	0.00	(0.54)

06/30/2017	9.29	0.12	1.79	1.91	(0.13)	0.00	0.00	(0.13)

06/30/2016	9.92	0.11	(0.59)	(0.48)	(0.04)	(0.11)	0.00	(0.15)
Class A

07/01/2020 - 12/31/2020+	8.68	0.05	3.20	3.25	(0.16)	(0.87)	0.00	(1.03)

06/30/2020	10.60	0.12	(1.89)	(1.77)	(0.15)	0.00	0.00	(0.15)

06/30/2019	12.24	0.12	(1.03)	(0.91)	(0.09)	(0.64)	0.00	(0.73)

06/30/2018	11.05	0.09	1.62	1.71	(0.14)	(0.38)	0.00	(0.52)

06/30/2017	9.29	0.10	1.79	1.89	(0.13)	0.00	0.00	(0.13)

06/30/2016	9.92	0.08	(0.60)	(0.52)	(0.00)	(0.11)	0.00	(0.11)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(e)	Effective November 1, 2020, the Class’s Supervisory and Administrative fee was decreased by 0.20% to an annual rate of 0.25%.
(f)	Effective November 1, 2020, the Class’s Supervisory and Administrative fee was decreased by 0.20% to an annual rate of 0.35%.
(g)	Effective November 1, 2020, the Fund’s Investment advisory fee was decreased by 0.05% to an annual rate of 0.35%.
(h)	Effective November 1, 2020, the Class’s Supervisory and Administrative fee was decreased by 0.15% to an annual rate of 0.15%.
(i)	Effective November 1, 2020, the Class’s Supervisory and Administrative fee was decreased by 0.15% to an annual rate of 0.25%.
(j)	Effective November 1, 2020, the Class’s Supervisory and Administrative fee was decreased by 0.20% to an annual rate of 0.15%.
(k)	Effective November 1, 2020, the Class’s Supervisory and Administrative fee was decreased by 0.20% to an annual rate of 0.25%.
(l)	Effective November 1, 2020, the Class’s Supervisory and Administrative fee was decreased by 0.10% to an annual rate of 0.20%.
(m)	Effective November 1, 2020, the Class’s Supervisory and Administrative fee was decreased by 0.10% to an annual rate of 0.30%.
(n)	Effective November 1, 2020, the Class’s Supervisory and Administrative fee was decreased by 0.10% to an annual rate of 0.15%.
(o)	Effective November 1, 2020, the Class’s Supervisory and Administrative fee was decreased by 0.10% to an annual rate of 0.25%.
(p)	Effective November 1, 2020, the Class’s Supervisory and Administrative fee was decreased by 0.10% to an annual rate of 0.30%.

26	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.01	37.49%	$1,016	0.63	%(o)*	0.70	%(o)*	0.61	%(o)*	0.68	%(o)*	1.20	%*	57%

8.76	(16.67)	883	0.63		0.73		0.62		0.72		1.53		202

10.67	(6.85)	2,565	0.61		0.72		0.61		0.72		1.34		64

12.29	16.27	4,366	0.60		0.72		0.60		0.72		1.19		30

11.07	20.59	3,902	0.60		0.71		0.60		0.71		1.12		45

9.29	(4.79)	1,456	0.60		0.71		0.60		0.71		1.26		85

10.90	37.35	5,532	0.93	(p)*	1.00	(p)*	0.91	(p)*	0.98	(p)*	0.91	*	57

8.68	(16.99)	3,900	0.93		1.03		0.92		1.02		1.22		202

10.60	(7.05)	4,023	0.91		1.02		0.91		1.02		1.07		64

12.24	15.83	4,875	0.90		1.02		0.90		1.02		0.82		30

11.05	20.32	8,549	0.90		1.01		0.90		1.01		0.88		45

9.29	(5.11)	1,699	0.90		1.01		0.90		1.01		0.85		85

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	27

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO RAE Emerging Markets Fund	PIMCO RAE Global Fund	PIMCO RAE Global ex-US Fund	PIMCO RAE International Fund	PIMCO RAE US Fund	PIMCO RAE US Small Fund

Assets:

Investments, at value
Investments in securities*^	$1,676,127	$0	$136	$1,092,835	$796,266	$551,872
Investments in Affiliates	46,417	303,280	80,694	45,927	14,270	15,455
Cash	0	0	0	1	1	1
Foreign currency, at value	5,725	0	0	1,594	0	0
Receivable for investments sold	0	0	0	218	1,812	1
Receivable for investments in Affiliates Sold	0	5,992	0	0	0	0
Receivable for Fund shares sold	143	0	3	46	158	1
Interest and/or dividends receivable	6,407	0	0	3,296	881	586
Reimbursement receivable from PIMCO	0	147	40	0	0	0
Other assets	1,136	0	0	161	0	0
Total Assets	1,735,955	309,419	80,873	1,144,078	813,388	567,916

Liabilities:

Payable for investments purchased	$0	$0	$0	$1	$0	$7
Payable upon return of securities loaned	47,553	0	0	46,075	14,270	15,455
Payable for Fund shares redeemed	2,507	729	11	4,231	2,781	1
Overdraft due to custodian	0	5,537	0	0	0	0
Accrued investment advisory fees	758	106	30	306	187	167
Accrued supervisory and administrative fees	380	45	12	204	115	73
Accrued servicing fees	2	0	3	1	2	1
Accrued taxes payable	3,983	0	0	0	0	0
Accrued reimbursement to PIMCO	7	0	0	5	4	2
Other liabilities	6	0	0	0	0	0
Total Liabilities	55,196	6,417	56	50,823	17,359	15,706

Net Assets	$1,680,759	$303,002	$80,817	$1,093,255	$796,029	$552,210

Net Assets Consist of:

Paid in capital	$1,872,807	$256,811	$79,646	$892,546	$580,779	$431,825
Distributable earnings (accumulated loss)	(192,048)	46,191	1,171	200,709	215,250	120,385

Net Assets	$1,680,759	$303,002	$80,817	$1,093,255	$796,029	$552,210

Cost of investments in securities	$1,266,214	$0	$136	$779,077	$565,686	$384,805
Cost of investments in Affiliates	$46,417	$250,166	$75,564	$45,927	$14,270	$15,455
Cost of foreign currency held	$5,725	$0	$0	$1,585	$0	$0

* Includes repurchase agreements of:	$3,506	$0	$136	$1,829	$2,951	$2,376
^ Includes securities on loan of:	$43,399	$0	$0	$41,532	$13,982	$15,136

†	A zero balance may reflect actual amounts rounding to less than one thousand.

28	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2020	(Unaudited)

	PIMCO RAE Emerging Markets Fund	PIMCO RAE Global Fund	PIMCO RAE Global ex-US Fund	PIMCO RAE International Fund	PIMCO RAE US Fund	PIMCO RAE US Small Fund

Net Assets:

Institutional Class	$1,667,053	$301,821	$67,549	$1,088,281	$767,306	$545,662
I-2	2,787	123	5	885	20,382	1,016
Class A	10,919	1,058	13,263	4,089	8,341	5,532

Shares Issued and Outstanding:

Institutional Class	166,792	29,086	6,646	109,420	65,722	49,271
I-2	280	12	1	89	1,755	92
Class A	1,104	103	1,322	417	728	508

Net Asset Value Per Share Outstanding(a):

Institutional Class	$9.99	$10.38	$10.16	$9.95	$11.67	$11.07
I-2	9.96	10.34	10.19	9.89	11.61	11.01
Class A	9.89	10.24	10.03	9.82	11.46	10.90

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	29

Statements of Operations

Six Months Ended December 31, 2020 (Unaudited)
(Amounts in thousands†)	PIMCO RAE Emerging Markets Fund	PIMCO RAE Global Fund	PIMCO RAE Global ex-US Fund	PIMCO RAE International Fund	PIMCO RAE US Fund	PIMCO RAE US Small Fund

Investment Income:

Dividends, net of foreign taxes*	$24,716	$0	$0	$12,364	$10,058	$3,623
Dividends from Investments in Affiliates	0	6,779	1,679	0	0	0
Securities lending income	855	0	0	788	205	215
Total Income	25,571	6,779	1,679	13,152	10,263	3,838

Expenses:

Investment advisory fees	3,316	578	145	1,539	925	724
Supervisory and administrative fees	2,445	372	107	1,345	803	440
Servicing fees - Class A	11	1	16	4	10	6
Trustee fees	59	12	3	35	27	15
Interest expense	51	1	1	10	9	51
Miscellaneous expense	49	8	2	26	18	10
Total Expenses	5,931	972	274	2,959	1,792	1,246
Waiver and/or Reimbursement by PIMCO	(833)	(942)	(249)	(349)	(258)	(140)
Net Expenses	5,098	30	25	2,610	1,534	1,106

Net Investment Income (Loss)	20,473	6,749	1,654	10,542	8,729	2,732

Net Realized Gain (Loss):

Investments in securities	(3,634)	0	0	30,810	17,261	28,145
Investments in Affiliates	0	2,948	(320)	0	0	0
Net capital gain distributions received from Affiliate investments	0	1,144	0	0	0	0
Over the counter financial derivative instruments	(8)	0	0	13	0	0
Foreign currency	(2,388)	0	0	269	0	0

Net Realized Gain (Loss)	(6,030)	4,092	(320)	31,092	17,261	28,145

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	359,405	0	0	197,340	130,221	93,780
Investments in Affiliates	0	57,099	15,740	0	0	0
Foreign currency assets and liabilities	252	0	0	130	0	0

Net Change in Unrealized Appreciation (Depreciation)	359,657	57,099	15,740	197,470	130,221	93,780

Net Increase (Decrease) in Net Assets Resulting from Operations	$374,100	$67,940	$17,074	$239,104	$156,211	$124,657

* Foreign tax withholdings - Dividends	$4,237	$0	$0	$1,022	$0	$2

†	A zero balance may reflect actual amounts rounding to less than one thousand.

30	PIMCO EQUITY SERIES	See Accompanying Notes

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	31

Statements of Changes in Net Assets

	PIMCO RAE Emerging Markets Fund		PIMCO RAE Global Fund		PIMCO RAE Global ex-US Fund

(Amounts in thousands†)	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$20,473	$69,889	$6,749	$10,707	$1,654	$3,082
Net realized gain (loss)	(6,030)	(540,887)	4,092	(6,820)	(320)	(3,004)
Net change in unrealized appreciation (depreciation)	359,657	(216,265)	57,099	(37,695)	15,740	(11,704)

Net Increase (Decrease) in Net Assets Resulting from Operations	374,100	(687,263)	67,940	(33,808)	17,074	(11,626)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(27,290)	(84,783)	(7,722)	(21,865)	(1,351)	(4,610)
I-2	(44)	(93)	(3)	(15)	(0)	(10)
Class A	(166)	(327)	(25)	(120)	(249)	(680)

Total Distributions(a)	(27,500)	(85,203)	(7,750)	(22,000)	(1,600)	(5,300)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	138,745	(697,563)	(34,445)	38,778	833	3,343

Total Increase (Decrease) in Net Assets	485,345	(1,470,029)	25,745	(17,030)	16,307	(13,583)

Net Assets:

Beginning of period	1,195,414	2,665,443	277,257	294,287	64,510	78,093
End of period	$1,680,759	$1,195,414	$303,002	$277,257	$80,817	$64,510

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

32	PIMCO EQUITY SERIES	See Accompanying Notes

PIMCO RAE International Fund		PIMCO RAE US Fund		PIMCO RAE US Small Fund

Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020

$10,542	$15,651	$8,729	$18,762	$2,732	$3,123
31,092	(115,431)	17,261	(923)	28,145	(22,416)
197,470	83,132	130,221	(74,120)	93,780	56,991

239,104	(16,648)	156,211	(56,281)	124,657	37,698

(24,393)	(21,270)	(24,300)	(37,126)	(47,735)	(2,600)
(20)	(46)	(633)	(1,094)	(91)	(39)
(87)	(183)	(247)	(381)	(476)	(61)

(24,500)	(21,499)	(25,180)	(38,601)	(48,302)	(2,700)

118,374	245,513	62,008	(70,323)	182,480	132,566

332,978	207,366	193,039	(165,205)	258,835	167,564

760,277	552,911	602,990	768,195	293,375	125,811
$1,093,255	$760,277	$796,029	$602,990	$552,210	$293,375

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	33

Schedule of Investments	PIMCO RAE Emerging Markets Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.7%

COMMON STOCKS 95.3%

AUSTRALIA 0.0%

MATERIALS 0.0%

MMG Ltd. (a)	1,564,000	$681

Total Australia		681

BRAZIL 3.9%

COMMUNICATION SERVICES 0.6%

Telefonica Brasil S.A.	804,900	7,237

TIM S.A.	683,000	1,935

		9,172

CONSUMER DISCRETIONARY 0.1%

Cogna Educacao (a)	215,600	193

Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	58,800	335

Guararapes Confeccoes S.A.	59,200	170

MRV Engenharia e Participacoes S.A.	81,200	298

Via Varejo S.A. (a)	238,900	744

		1,740

CONSUMER STAPLES 0.3%

Ambev S.A.	411,500	1,244

BRF S.A. (a)	302,100	1,286

JBS S.A.	389,100	1,773

Marfrig Global Foods S.A. (a)	234,200	654

		4,957

ENERGY 0.4%

Cosan Ltd. ‘A’	51,107	942

Cosan S.A.	28,700	419

Ultrapar Participacoes S.A.	1,338,300	6,126

		7,487

FINANCIALS 0.9%

Banco BTG Pactual S.A.	13,800	249

Banco do Brasil S.A.	1,784,200	13,413

Banco Santander Brasil S.A.	58,900	512

Porto Seguro S.A.	98,300	929

		15,103

HEALTH CARE 0.1%

Hypera S.A.	187,300	1,239

INDUSTRIALS 0.0%

CCR S.A.	135,600	353

Embraer S.A. (a)	159,200	271

		624

INFORMATION TECHNOLOGY 0.3%

Cielo S.A.	6,023,100	4,655

MATERIALS 1.0%

Cia Siderurgica Nacional S.A.	293,049	1,805

Nexa Resources S.A. (c)	69,840	673

Vale S.A.	845,039	14,223

		16,701

	SHARES	MARKET VALUE (000S)
UTILITIES 0.2%

AES Tiete Energia S.A.	135,589	$431

Centrais Eletricas Brasileiras S.A.	42,200	300

Cia de Saneamento Basico do Estado de Sao Paulo	138,100	1,191

Cia de Saneamento de Minas Gerais-COPASA	66,300	210

Cia de Saneamento do Parana	101,900	512

EDP - Energias do Brasil S.A.	95,200	362

Light S.A.	61,800	293

		3,299

Total Brazil		64,977

CHILE 0.6%

CONSUMER DISCRETIONARY 0.0%

Falabella S.A.	148,608	550

CONSUMER STAPLES 0.2%

Cencosud S.A.	1,330,867	2,372

Cia Cervecerias Unidas S.A.	28,720	212

		2,584

FINANCIALS 0.1%

Banco de Chile	6,949,349	709

Banco de Credito e Inversiones	8,909	350

Banco Santander Chile	9,424,420	452

Itau CorpBanca Chile S.A.	58,294,543	196

		1,707

MATERIALS 0.1%

CAP S.A.	149,338	2,006

UTILITIES 0.2%

AES Gener S.A.	5,106,744	847

Aguas Andinas S.A. ‘A’	714,688	230

Colbun S.A.	2,450,434	433

Enel Americas S.A.	9,144,920	1,491

Engie Energia Chile S.A.	384,234	471

Inversiones Aguas Metropolitanas S.A.	339,607	282

		3,754

Total Chile		10,601

CHINA 15.2%

COMMUNICATION SERVICES 0.3%

China Telecom Corp. Ltd. ‘H’	18,318,000	5,053

Sohu.com Ltd. ADR (a)	55,093	878

		5,931

CONSUMER DISCRETIONARY 1.0%

BAIC Motor Corp. Ltd. ‘H’	4,363,500	1,619

China Yongda Automobiles Services Holdings Ltd.	1,441,000	2,390

China ZhengTong Auto Services Holdings Ltd.	919,500	102

Dongfeng Motor Group Co. Ltd. ‘H’	1,434,000	1,676

GOME Retail Holdings Ltd. (a)(c)	19,977,000	2,399

Great Wall Motor Co. Ltd. ‘H’	1,208,000	4,156

Shanghai Jin Jiang Capital Co. Ltd.	2,584,000	397

Vipshop Holdings Ltd. ADR (a)	128,300	3,606

		16,345

	SHARES	MARKET VALUE (000S)
CONSUMER STAPLES 0.1%

Hengan International Group Co. Ltd.	143,000	$1,013

Tingyi Cayman Islands Holding Corp.	802,000	1,372

Want Want China Holdings Ltd.	201,000	145

		2,530

ENERGY 1.7%

China Petroleum & Chemical Corp. ‘H’	50,604,400	22,536

China Shenhua Energy Co. Ltd. ‘H’	2,622,500	4,944

CNOOC Ltd.	464,000	426

PetroChina Co. Ltd. ‘H’	4,684,000	1,450

		29,356

FINANCIALS 7.6%

Agricultural Bank of China Ltd. ‘H’	12,010,000	4,398

Bank of China Ltd. ‘H’	68,160,000	23,069

Bank of Communications Co. Ltd. ‘H’	10,341,000	5,470

China Cinda Asset Management Co. Ltd. ‘H’	17,101,000	3,245

China CITIC Bank Corp. Ltd. ‘H’	3,090,000	1,313

China Construction Bank Corp. ‘H’	67,158,000	50,656

China Everbright Bank Co. Ltd. ‘H’	2,543,000	970

China Huarong Asset Management Co. Ltd. ‘H’	18,765,000	2,083

China Life Insurance Co. Ltd. ‘H’	116,000	255

China Merchants Bank Co. Ltd. ‘H’	160,500	1,015

China Minsheng Banking Corp. Ltd. ‘H’	9,342,920	5,326

Chongqing Rural Commercial Bank Co. Ltd. ‘H’	3,574,000	1,458

Industrial & Commercial Bank of China Ltd. ‘H’	38,798,000	24,927

PICC Property & Casualty Co. Ltd. ‘H’	1,866,000	1,412

Ping An Insurance Group Co. of China Ltd. ‘H’	104,500	1,272

Postal Savings Bank of China Co. Ltd. ‘H’	1,551,000	876

		127,745

HEALTH CARE 0.2%

China Resources Pharmaceutical Group Ltd.	3,403,000	1,750

Sihuan Pharmaceutical Holdings Group Ltd.	3,024,000	319

Sinopharm Group Co. Ltd. ‘H’	377,200	915

		2,984

INDUSTRIALS 1.0%

Air China Ltd. ‘H’	1,008,000	795

Beijing Capital International Airport Co. Ltd. ‘H’	292,000	244

China Communications Services Corp. Ltd. ‘H’	2,970,000	1,312

China Eastern Airlines Corp. Ltd. ‘H’	686,000	297

China International Marine Containers Group Co. Ltd. ‘H’	416,700	607

34	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2020	(Unaudited)

	SHARES	MARKET VALUE (000S)

China Lesso Group Holdings Ltd. ‘L’	1,061,000	$1,662

China Machinery Engineering Corp. ‘H’	349,000	92

China Railway Group Ltd. ‘H’	644,000	284

China Southern Airlines Co. Ltd. ‘H’	582,000	348

CITIC Ltd.	6,731,000	4,766

Fosun International Ltd.	504,500	792

Guangshen Railway Co. Ltd. ‘H’	1,442,000	261

Metallurgical Corp. of China Ltd.	1,293,000	229

Shenzhen Expressway Co. Ltd. ‘H’	148,000	139

Sinopec Engineering Group Co. Ltd. ‘H’	1,920,000	829

Sinotruk Hong Kong Ltd.	482,500	1,236

Weichai Power Co. Ltd. ‘H’	523,000	1,052

Yangzijiang Shipbuilding Holdings Ltd.	315,600	228

Zall Smart Commerce Group Ltd. (a)(c)	3,141,000	288

Zhejiang Expressway Co. Ltd. ‘H’	962,000	813

		16,274

INFORMATION TECHNOLOGY 1.4%

AAC Technologies Holdings, Inc.	504,000	2,794

BYD Electronic International Co. Ltd. (c)	786,000	4,123

FIH Mobile Ltd. (a)(c)	8,118,000	996

Lenovo Group Ltd.	16,188,000	15,304

		23,217

MATERIALS 0.7%

Angang Steel Co. Ltd. ‘H’ (c)	5,008,000	2,044

China BlueChemical Ltd. ‘H’	818,000	130

China Hongqiao Group Ltd.	1,058,500	970

China National Building Material Co. Ltd. ‘H’	6,659,400	8,016

China Oriental Group Co. Ltd.	402,000	107

China Zhongwang Holdings Ltd.	485,600	92

		11,359

REAL ESTATE 1.1%

Agile Group Holdings Ltd.	684,000	910

Beijing Capital Land Ltd. ‘H’	2,270,000	384

Beijing North Star Co. Ltd. ‘H’	570,000	107

China Evergrande Group (c)	1,956,000	3,760

China SCE Group Holdings Ltd.	805,000	332

China Vanke Co. Ltd. ‘H’	137,500	475

Country Garden Holdings Co. Ltd.	259,000	357

Fantasia Holdings Group Co. Ltd.	790,500	138

Greentown China Holdings Ltd.	1,080,500	1,578

Guangzhou R&F Properties Co. Ltd. ‘H’	2,042,600	2,631

Kaisa Group Holdings Ltd.	2,578,000	1,275

KWG Living Group Holdings Ltd. (a)	663,250	539

KWG Property Holding Ltd.	1,326,500	1,812

Longfor Group Holdings Ltd.	66,500	389

Powerlong Real Estate Holdings Ltd.	1,700,000	1,175

Shui On Land Ltd.	7,272,500	1,013

Sino-Ocean Group Holding Ltd.	3,019,000	603

	SHARES	MARKET VALUE (000S)

SOHO China Ltd. (c)	2,832,000	$842

Times China Holdings Ltd.	105,000	146

Yuzhou Properties Co. Ltd.	717,000	259

		18,725

UTILITIES 0.1%

China Longyuan Power Group Corp. Ltd. ‘H’	871,000	876

Datang International Power Generation Co. Ltd. ‘H’ (c)	1,450,000	187

Huadian Power International Corp. Ltd. ‘H’	938,000	236

Huaneng Power International, Inc. ‘H’	1,090,000	398

		1,697

Total China		256,163

GREECE 1.0%

COMMUNICATION SERVICES 0.1%

Hellenic Telecommunications Organization S.A.	104,564	1,681

CONSUMER DISCRETIONARY 0.1%

OPAP S.A.	74,277	993

ENERGY 0.0%

Motor Oil Hellas Corinth Refineries S.A.	28,306	407

FINANCIALS 0.5%

Alpha Bank AE (a)	2,922,334	3,385

Eurobank Ergasias S.A. (a)	1,079,280	758

National Bank of Greece S.A. (a)	885,528	2,424

Piraeus Bank S.A. (a)(c)	1,177,767	1,847

		8,414

UTILITIES 0.3%

Public Power Corp. S.A. (a)(c)	546,203	4,960

Total Greece		16,455

HONG KONG 2.3%

COMMUNICATION SERVICES 0.9%

China Mobile Ltd.	2,066,500	11,780

China Unicom Hong Kong Ltd.	6,178,000	3,524

		15,304

CONSUMER DISCRETIONARY 0.0%

China Travel International Investment Hong Kong Ltd.	1,274,000	174

FINANCIALS 0.4%

BOC Hong Kong Holdings Ltd.	375,500	1,138

China Everbright Ltd.	1,556,000	2,084

China Taiping Insurance Holdings Co. Ltd.	1,484,200	2,678

		5,900

INDUSTRIALS 0.1%

China Merchants Port Holdings Co. Ltd.	348,000	426

COSCO SHIPPING Ports Ltd.	980,000	682

	SHARES	MARKET VALUE (000S)

Shanghai Industrial Holdings Ltd.	668,000	$913

		2,021

MATERIALS 0.1%

China Resources Cement Holdings Ltd.	834,000	932

REAL ESTATE 0.5%

China Jinmao Holdings Group Ltd.	500,000	230

China Overseas Grand Oceans Group Ltd.	588,000	315

China Overseas Land & Investment Ltd.	1,180,000	2,563

China Resources Land Ltd.	602,000	2,481

Poly Property Group Co. Ltd.	2,297,000	672

Shenzhen Investment Ltd.	3,208,000	1,101

Yuexiu Property Co. Ltd.	8,552,000	1,721

		9,083

UTILITIES 0.3%

Beijing Enterprises Holdings Ltd.	112,000	366

China Power International Development Ltd.	2,909,000	623

China Resources Power Holdings Co. Ltd.	4,260,000	4,586

Kunlun Energy Co. Ltd.	126,000	109

		5,684

Total Hong Kong		39,098

INDIA 15.1%

COMMUNICATION SERVICES 0.2%

Bharti Airtel Ltd.	105,673	738

Indus Towers Ltd.	139,330	440

Vodafone Idea Ltd. (a)	14,327,154	2,094

		3,272

CONSUMER DISCRETIONARY 4.0%

Apollo Tyres Ltd.	132,570	324

Bosch Ltd.	6,270	1,099

Hero MotoCorp Ltd.	183,571	7,823

Mahindra & Mahindra Ltd.	127,050	1,256

Motherson Sumi Systems Ltd.	913,264	2,072

Tata Motors Ltd. (a)	21,627,831	54,567

		67,141

CONSUMER STAPLES 0.0%

Tata Consumer Products Ltd.	38,164	309

ENERGY 2.7%

Bharat Petroleum Corp. Ltd.	2,250,417	11,753

Coal India Ltd.	2,907,076	5,404

Hindustan Petroleum Corp. Ltd.	885,296	2,642

Indian Oil Corp. Ltd.	8,114,516	10,112

Mangalore Refinery & Petrochemicals Ltd. (a)	227,950	111

Oil & Natural Gas Corp. Ltd.	9,869,945	12,592

Oil India Ltd.	1,161,466	1,711

Petronet LNG Ltd.	502,598	1,704

		46,029

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	35

Schedule of Investments	PIMCO RAE Emerging Markets Fund	(Cont.)

	SHARES	MARKET VALUE (000S)
FINANCIALS 2.2%

Axis Bank Ltd.	35,720	$304

Bank of Baroda (a)	1,217,279	1,025

Bank of India (a)	503,099	336

Canara Bank (a)	893,411	1,580

General Insurance Corp. of India (a)	39,714	76

ICICI Bank Ltd.	428,880	3,154

IDFC Ltd. (a)	3,545,688	1,798

Indiabulls Housing Finance Ltd. ‘L’	3,627,569	10,947

Indian Bank (a)	227,640	267

LIC Housing Finance Ltd.	47,000	233

Power Finance Corp. Ltd.	2,526,530	3,955

Punjab National Bank (a)	1,434,096	650

REC Ltd.	2,164,381	3,971

Shriram Transport Finance Co. Ltd.	135,274	1,939

State Bank of India (a)	1,258,864	4,747

Union Bank of India	1,972,622	853

Yes Bank Ltd. «(a)	3,406,176	666

		36,501

HEALTH CARE 0.5%

Dr Reddy’s Laboratories Ltd.	68,801	4,898

Sun Pharmaceutical Industries Ltd.	371,097	3,013

		7,911

INDUSTRIALS 0.3%

Adani Enterprises Ltd.	120,780	795

Bharat Electronics Ltd.	398,628	656

Bharat Heavy Electricals Ltd.	6,065,166	2,986

Larsen & Toubro Ltd.	23,740	419

		4,856

INFORMATION TECHNOLOGY 0.3%

HCL Technologies Ltd.	24,972	324

Infosys Ltd.	117,130	2,008

Oracle Financial Services Software Ltd.	9,560	421

Redington India Ltd.	236,450	429

Wipro Ltd.	211,227	1,119

		4,301

MATERIALS 4.6%

Grasim Industries Ltd.	26,723	340

Hindalco Industries Ltd.	2,352,173	7,771

Hindustan Zinc Ltd.	131,584	431

Jindal Steel & Power Ltd. (a)	2,806,628	10,276

JSW Steel Ltd.	1,080,788	5,744

National Aluminium Co. Ltd.	7,368,300	4,354

NMDC Ltd.	2,104,451	3,305

Steel Authority of India Ltd. (a)	4,916,447	5,003

Tata Chemicals Ltd.	154,765	1,013

Tata Steel Ltd.	2,056,286	18,167

Vedanta Ltd.	9,644,202	21,365

		77,769

UTILITIES 0.3%

Adani Power Ltd. (a)	528,500	360

GAIL India Ltd.	170,431	288

NHPC Ltd.	784,142	243

	SHARES	MARKET VALUE (000S)

NTPC Ltd.	538,112	$733

Power Grid Corp. of India Ltd.	157,368	409

Reliance Infrastructure Ltd. (a)	883,498	324

Tata Power Co. Ltd.	2,544,345	2,637

		4,994

Total India		253,083

INDONESIA 0.9%

COMMUNICATION SERVICES 0.2%

Telkom Indonesia Persero Tbk PT	11,615,400	2,739

XL Axiata Tbk PT	1,357,900	264

		3,003

CONSUMER DISCRETIONARY 0.0%

Astra International Tbk PT	1,299,600	558

CONSUMER STAPLES 0.1%

Hanjaya Mandala Sampoerna Tbk PT	2,757,600	296

Indofood Sukses Makmur Tbk PT	918,700	448

		744

ENERGY 0.2%

Adaro Energy Tbk PT	17,783,100	1,812

Indo Tambangraya Megah Tbk PT	1,297,400	1,281

		3,093

FINANCIALS 0.2%

Bank Mandiri Persero Tbk PT	2,975,900	1,343

Bank Negara Indonesia Persero Tbk PT	2,116,500	932

Bank Rakyat Indonesia Persero Tbk PT	3,742,300	1,113

Bank Tabungan Negara Persero Tbk PT	1,712,500	210

		3,598

HEALTH CARE 0.0%

Kalbe Farma Tbk PT	4,037,900	425

MATERIALS 0.1%

Indocement Tunggal Prakarsa Tbk PT	627,300	647

Semen Indonesia Persero Tbk PT	602,600	533

		1,180

UTILITIES 0.1%

Perusahaan Gas Negara Tbk PT	16,049,000	1,893

Total Indonesia		14,494

MALAYSIA 1.2%

COMMUNICATION SERVICES 0.2%

Axiata Group Bhd.	447,300	416

Telekom Malaysia Bhd.	2,059,300	2,773

		3,189

	SHARES	MARKET VALUE (000S)
CONSUMER DISCRETIONARY 0.1%

DRB-Hicom Bhd.	528,700	$274

Genting Bhd.	1,826,500	2,029

		2,303

CONSUMER STAPLES 0.0%

British American Tobacco Malaysia Bhd.	74,500	261

Felda Global Ventures Holdings Bhd.	1,435,600	458

		719

ENERGY 0.0%

Sapura Energy Bhd. (a)	6,034,400	188

FINANCIALS 0.5%

Alliance Bank Malaysia Bhd.	509,500	369

AMMB Holdings Bhd.	371,100	337

CIMB Group Holdings Bhd.	1,143,300	1,224

Hong Leong Financial Group Bhd.	143,500	646

Malayan Banking Bhd.	1,218,600	2,565

Public Bank Bhd.	177,000	908

RHB Bank Bhd.	1,044,700	1,418

		7,467

INDUSTRIALS 0.3%

AirAsia Group Bhd. (a)	15,555,800	3,442

IJM Corp. Bhd.	548,000	236

MISC Bhd.	208,200	356

Sime Darby Bhd.	440,300	254

		4,288

REAL ESTATE 0.0%

Sunway Bhd.	648,414	260

UTILITIES 0.1%

Tenaga Nasional Bhd.	626,000	1,624

YTL Corp. Bhd.	695,433	132

YTL Power International Bhd.	3,047,796	565

		2,321

Total Malaysia		20,735

MEXICO 4.2%

COMMUNICATION SERVICES 1.8%

America Movil S.A.B. de C.V.	35,372,580	25,757

Grupo Televisa S.A.B.	2,257,010	3,713

		29,470

CONSUMER DISCRETIONARY 0.0%

Alsea S.A.B. de C.V. (a)	201,600	262

Controladora Nemak S.A.B. de C.V. (a)	3,778,100	498

		760

CONSUMER STAPLES 0.5%

Coca-Cola Femsa S.A.B. de C.V. SP - ADR	19,643	906

Fomento Economico Mexicano, S.A.B. de C.V.	11,660	883

Gruma S.A.B. de C.V. ‘B’	164,295	1,956

36	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2020	(Unaudited)

	SHARES	MARKET VALUE (000S)

Grupo Bimbo S.A.B. de C.V. ‘A’	1,008,100	$2,190

Grupo Lala S.A.B. de C.V.	337,400	264

Industrias Bachoco S.A.B. de C.V.	74,100	279

Kimberly-Clark de Mexico S.A.B. de C.V. ‘A’	421,100	719

Wal-Mart de Mexico S.A.B. de C.V.	532,800	1,499

		8,696

FINANCIALS 0.1%

Gentera S.A.B. de C.V.	416,100	203

Grupo Financiero Banorte S.A.B. de C.V. ‘O’ (a)	177,400	980

Grupo Financiero Inbursa S.A.B. de C.V. ‘O’ (a)	1,018,500	1,027

		2,210

INDUSTRIALS 0.2%

Alfa S.A.B. de C.V. ‘A’	3,778,100	2,730

MATERIALS 1.6%

Cemex S.A.B. de C.V.	21,129,830	10,905

Cemex S.A.B. de C.V. SP - ADR	1,531,427	7,918

Grupo Mexico S.A.B. de C.V. ‘B’	1,127,700	4,767

Industrias Penoles S.A.B. de C.V. (a)	93,260	1,578

Orbia Advance Corp. S.A.B. de C.V.	432,900	1,017

		26,185

Total Mexico		70,051

PHILIPPINES 0.5%

COMMUNICATION SERVICES 0.3%

Globe Telecom, Inc.	17,740	751

PLDT, Inc.	164,535	4,594

		5,345

FINANCIALS 0.0%

Metropolitan Bank & Trust Co.	250,434	256

INDUSTRIALS 0.1%

Alliance Global Group, Inc.	4,620,200	1,020

DMCI Holdings, Inc.	2,658,300	313

International Container Terminal Services, Inc.	87,650	225

		1,558

UTILITIES 0.1%

Aboitiz Power Corp.	432,000	239

First Gen Corp.	583,200	342

Manila Electric Co.	18,450	112

		693

Total Philippines		7,852

POLAND 1.0%

COMMUNICATION SERVICES 0.1%

Orange Polska S.A. (a)	501,589	889

ENERGY 0.1%

Polski Koncern Naftowy ORLEN S.A.	49,159	761

	SHARES	MARKET VALUE (000S)

Polskie Gornictwo Naftowe i Gazownictwo S.A.	854,128	$1,276

		2,037

FINANCIALS 0.4%

Alior Bank S.A. (a)	83,337	379

Bank Handlowy w Warszawie S.A. (a)	21,749	205

Bank Polska Kasa Opieki S.A.	244,727	4,020

Powszechna Kasa Oszczednosci Bank Polski S.A. (a)	111,534	861

Powszechny Zaklad Ubezpieczen S.A.	68,324	593

		6,058

INFORMATION TECHNOLOGY 0.0%

Asseco Poland S.A.	28,770	525

MATERIALS 0.2%

Jastrzebska Spolka Weglowa S.A. (a)(c)	294,162	2,055

KGHM Polska Miedz S.A. (a)	38,354	1,889

		3,944

UTILITIES 0.2%

Enea S.A.	130,882	230

PGE Polska Grupa Energetyczna S.A. (a)	900,249	1,573

Tauron Polska Energia S.A.	2,489,274	1,820

		3,623

Total Poland		17,076

RUSSIA 6.5%

COMMUNICATION SERVICES 0.9%

Mobile TeleSystems PJSC (c)	1,832,840	8,224

Rostelecom PJSC (c)	1,123,970	1,474

Sistema PJSC FC (c)	15,925,860	6,193

		15,891

CONSUMER STAPLES 0.6%

Magnit PJSC	120,472	9,249

X5 Retail Group NV GDR	29,505	1,066

		10,315

ENERGY 1.7%

Gazprom Neft PJSC	91,610	395

Gazprom Neft PJSC SP - ADR (c)	460	10

Gazprom PJSC	2,974,302	8,541

Gazprom PJSC SP - ADR	527,007	2,942

LUKOIL PJSC	76,730	5,342

Lukoil PJSC SP - ADR	94,457	6,424

Rosneft Oil Co. PJSC	158,581	935

Surgutneftegas OJSC SP - ADR (c)	280,873	1,298

Surgutneftegas PJSC	6,548,100	3,217

		29,104

FINANCIALS 0.2%

Sberbank of Russia PJSC	903,800	3,315

VTB Bank PJSC	1,502,550,000	772

		4,087

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.1%

Aeroflot PJSC (c)	617,760	$597

Globaltrans Investment PLC GDR	54,260	324

		921

MATERIALS 2.2%

Alrosa PJSC	4,555,700	6,087

Magnitogorsk Iron & Steel Works PJSC	6,758,700	5,113

Mechel PJSC (a)	546,820	587

MMC Norilsk Nickel PJSC	18,560	5,948

MMC Norilsk Nickel PJSC ADR	100,570	3,135

Novolipetskiy Metallurgicheskiy Kombinat PAO	2,594,450	7,342

PhosAgro PJSC	5,385	229

PhosAgro PJSC GDR	45,620	622

Severstal PAO (c)	72,174	1,268

Severstal PAO	400,090	7,144

		37,475

REAL ESTATE 0.1%

LSR Group PJSC	83,729	984

UTILITIES 0.7%

Federal Grid Co. Unified Energy System PJSC (c)	667,130,000	2,010

Inter RAO UES PJSC	12,392,000	894

OGK-2 PJSC	101,941,000	1,008

Rosseti PJSC	108,627,012	2,587

RusHydro PJSC	354,721,000	3,771

Unipro PJSC (c)	21,463,000	811

		11,081

Total Russia		109,858

SOUTH AFRICA 3.8%

COMMUNICATION SERVICES 0.7%

MTN Group Ltd.	1,983,066	8,185

Telkom S.A. SOC Ltd.	1,224,593	2,559

Vodacom Group Ltd.	105,068	889

		11,633

CONSUMER DISCRETIONARY 0.3%

Motus Holdings Ltd.	308,309	1,175

Pepkor Holdings Ltd.	372,516	346

Truworths International Ltd.	650,603	1,631

Woolworths Holdings Ltd.	673,781	1,814

		4,966

CONSUMER STAPLES 0.3%

Massmart Holdings Ltd. (a)	98,846	283

Shoprite Holdings Ltd.	274,634	2,616

Tiger Brands Ltd.	144,653	2,049

		4,948

ENERGY 0.0%

Exxaro Resources Ltd.	37,414	354

FINANCIALS 1.1%

Absa Group Ltd.	397,100	3,246

African Phoenix Investments Ltd.	90,857	2

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	37

Schedule of Investments	PIMCO RAE Emerging Markets Fund	(Cont.)

	SHARES	MARKET VALUE (000S)

FirstRand Ltd.	682,100	$2,377

Investec Ltd.	165,754	413

Liberty Holdings Ltd.	243,724	1,038

Momentum Metropolitan Holdings	1,643,479	1,763

Nedbank Group Ltd.	359,538	3,175

Ninety One Ltd.	92,622	278

Sanlam Ltd.	114,168	456

Standard Bank Group Ltd.	683,266	5,918

		18,666

HEALTH CARE 0.3%

Aspen Pharmacare Holdings Ltd.	142,450	1,218

Life Healthcare Group Holdings Ltd.	410,630	469

Netcare Ltd.	3,526,248	2,999

		4,686

INDUSTRIALS 0.1%

Barloworld Ltd.	367,557	2,279

MATERIALS 1.0%

AngloGold Ashanti Ltd.	36,690	846

Gold Fields Ltd.	328,990	3,054

Gold Fields Ltd. SP - ADR	542,816	5,032

Kumba Iron Ore Ltd.	60,271	2,554

Sappi Ltd.	516,793	1,154

Sasol Ltd. (a)	292,091	2,657

Sibanye Stillwater Ltd.	197,634	797

		16,094

Total South Africa		63,626

SOUTH KOREA 19.1%

COMMUNICATION SERVICES 1.0%

KT Corp.	174,388	3,855

KT Corp. SP - ADR	581,544	6,403

LG Uplus Corp.	484,190	5,243

SK Telecom Co. Ltd.	4,025	884

SK Telecom Co. Ltd. SP - ADR	29,445	721

		17,106

CONSUMER DISCRETIONARY 5.2%

Hankook Tire & Technology Co. Ltd.	70,724	2,569

Hyundai Department Store Co. Ltd.	30,201	1,990

Hyundai Mobis Co. Ltd.	17,901	4,213

Hyundai Motor Co.	157,967	28,000

Hyundai Wia Corp.	14,132	698

Kia Motors Corp.	459,674	26,485

Kumho Tire Co., Inc. (a)	45,350	158

LG Electronics, Inc.	126,210	15,716

LOTTE Himart Co. Ltd.	68,289	1,962

Lotte Shopping Co. Ltd.	40,387	3,820

Mando Corp.	24,239	1,315

Shinsegae, Inc.	1,549	342

		87,268

CONSUMER STAPLES 0.5%

Amorepacific Corp.	19,568	990

CJ CheilJedang Corp.	2,317	814

E-MART, Inc.	32,904	4,595

	SHARES	MARKET VALUE (000S)

Hite Jinro Co. Ltd.	14,790	$434

KT&G Corp.	22,970	1,759

		8,592

ENERGY 0.2%

GS Holdings Corp.	76,104	2,633

SK Gas Ltd.	2,968	286

SK Innovation Co. Ltd.	3,405	597

		3,516

FINANCIALS 2.2%

BNK Financial Group, Inc.	424,880	2,226

DB Insurance Co. Ltd.	54,193	2,184

DGB Financial Group, Inc.	91,433	573

Hana Financial Group, Inc.	73,107	2,328

Hanwha Life Insurance Co. Ltd.	1,555,258	3,502

Hyundai Marine & Fire Insurance Co. Ltd.	106,466	2,232

Industrial Bank of Korea	146,793	1,197

JB Financial Group Co. Ltd.	42,680	222

KB Financial Group, Inc.	130,854	5,197

Meritz Financial Group, Inc.	19,200	174

Meritz Fire & Marine Insurance Co. Ltd.	22,650	305

Samsung Card Co. Ltd.	42,511	1,272

Samsung Fire & Marine Insurance Co. Ltd.	13,594	2,348

Samsung Life Insurance Co. Ltd.	105,433	7,694

Shinhan Financial Group Co. Ltd.	187,339	5,559

		37,013

INDUSTRIALS 2.7%

Asiana Airlines, Inc. (a)	146,720	569

CJ Corp.	34,585	2,936

Daelim Industrial Co. Ltd.	13,928	1,064

Doosan Bobcat, Inc.	6,225	170

Doosan Co. Ltd.	33,090	1,599

Doosan Heavy Industries & Construction Co. Ltd. (a)	857,500	10,704

Doosan Infracore Co. Ltd. (a)(c)	462,491	3,379

Hanwha Corp.	241,115	6,297

Hyundai Engineering & Construction Co. Ltd.	154,215	5,325

Hyundai Glovis Co. Ltd.	984	167

KCC Corp.	3,300	601

Korean Air Lines Co. Ltd.	41,203	1,034

LG International Corp.	145,984	3,326

LS Corp.	39,925	2,631

Samsung C&T Corp.	20,324	2,587

SK Networks Co. Ltd.	493,014	2,206

		44,595

INFORMATION TECHNOLOGY 4.4%

LG Display Co. Ltd.	756,411	12,930

Samsung Electronics Co. Ltd.	770,093	57,507

SK Hynix, Inc.	38,875	4,246

		74,683

MATERIALS 1.9%

Dongkuk Steel Mill Co. Ltd.	123,026	921

Hanwha Chemical Corp.	30,670	1,356

Hyundai Steel Co.	151,793	5,548

Kolon Industries, Inc.	37,777	1,430

	SHARES	MARKET VALUE (000S)

Korea Petrochemical Ind Co. Ltd.	23,670	$5,022

Lotte Chemical Corp.	9,579	2,439

OCI Co. Ltd.	4,380	376

POSCO	59,723	14,923

Taekwang Industrial Co. Ltd.	240	177

		32,192

UTILITIES 1.0%

Korea Electric Power Corp.	643,240	16,236

Korea Gas Corp.	9,728	277

		16,513

Total South Korea		321,478

TAIWAN 14.6%

COMMUNICATION SERVICES 0.2%

Chunghwa Telecom Co. Ltd.	452,000	1,754

Far EasTone Telecommunications Co. Ltd.	334,000	728

		2,482

CONSUMER DISCRETIONARY 0.4%

Cheng Shin Rubber Industry Co. Ltd.	813,000	1,277

Far Eastern Department Stores Ltd.	299,000	256

Formosa Taffeta Co. Ltd.	368,000	407

Pou Chen Corp.	2,755,000	3,082

Ruentex Industries Ltd.	247,000	613

Yulon Motor Co. Ltd.	193,516	324

		5,959

CONSUMER STAPLES 0.1%

Uni-President Enterprises Corp.	794,640	1,911

FINANCIALS 1.4%

Cathay Financial Holding Co. Ltd.	3,060,581	4,609

Chang Hwa Commercial Bank Ltd.	302,357	193

China Development Financial Holding Corp.	1,717,000	569

China Life Insurance Co. Ltd.	942,441	746

CTBC Financial Holding Co. Ltd.	3,007,000	2,111

E.Sun Financial Holding Co. Ltd.	385,208	351

First Financial Holding Co. Ltd.	633,800	482

Fubon Financial Holding Co. Ltd.	2,621,000	4,365

Hua Nan Financial Holdings Co. Ltd. ‘C’	603,542	392

Mega Financial Holding Co. Ltd.	1,671,658	1,774

Mercuries Life Insurance Co. Ltd. (a)	306,170	94

Shanghai Commercial & Savings Bank Ltd.	256,511	376

Shin Kong Financial Holding Co. Ltd.	7,982,764	2,511

SinoPac Financial Holdings Co. Ltd.	4,489,494	1,831

Taishin Financial Holding Co. Ltd.	608,474	287

Taiwan Business Bank	581,000	202

Taiwan Cooperative Financial Holding Co. Ltd.	549,465	398

38	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2020	(Unaudited)

	SHARES	MARKET VALUE (000S)

Yuanta Financial Holding Co. Ltd.	3,463,360	$2,537

		23,828

INDUSTRIALS 0.4%

China Airlines Ltd.	4,265,000	1,834

Eva Airways Corp.	2,453,686	1,152

Far Eastern New Century Corp.	749,520	773

Teco Electric and Machinery Co. Ltd.	553,000	545

Walsin Lihwa Corp.	2,778,000	1,913

		6,217

INFORMATION TECHNOLOGY 11.9%

Acer, Inc.	5,183,000	4,373

Asustek Computer, Inc.	1,523,000	13,601

AU Optronics Corp.	49,487,000	24,761

Catcher Technology Co. Ltd.	71,000	522

Chicony Electronics Co. Ltd.	175,225	538

Compal Electronics, Inc.	7,336,000	5,414

Delta Electronics, Inc.	316,000	2,963

Foxconn Technology Co. Ltd.	760,000	1,448

Hon Hai Precision Industry Co. Ltd.	5,606,316	18,383

Innolux Corp.	35,052,000	17,641

Inventec Corp.	6,793,000	5,811

Lite-On Technology Corp.	1,805,035	3,203

MediaTek, Inc.	262,000	6,987

Nanya Technology Corp.	94,000	291

Novatek Microelectronics Corp.	170,000	2,237

Pegatron Corp.	3,718,000	8,926

Powertech Technology, Inc.	674,000	2,283

Quanta Computer, Inc.	1,673,000	4,827

Synnex Technology International Corp.	648,650	1,087

Taiwan Semiconductor Manufacturing Co. Ltd.	1,714,195	32,428

United Microelectronics Corp.	20,769,000	34,929

Winbond Electronics Corp.	246,000	255

Wistron Corp.	3,888,515	4,302

WPG Holdings Ltd.	1,497,320	2,289

Zhen Ding Technology Holding Ltd.	257,000	1,046

		200,545

MATERIALS 0.2%

Asia Cement Corp.	150,000	231

China Steel Corp.	2,274,000	2,005

Formosa Chemicals & Fibre Corp.	149,000	450

Nan Ya Plastics Corp.	227,000	581

Taiwan Cement Corp.	327,051	503

		3,770

REAL ESTATE 0.0%

Farglory Land Development Co. Ltd.	129,000	259

Highwealth Construction Corp.	88,000	143

		402

Total Taiwan		245,114

	SHARES	MARKET VALUE (000S)
THAILAND 3.0%

COMMUNICATION SERVICES 0.0%

Advanced Info Service PCL	80,400	$472

Total Access Communication PCL	224,500	249

		721

CONSUMER STAPLES 0.1%

Charoen Pokphand Foods PCL	1,535,800	1,371

Thai Union Group PCL ‘F’	1,357,300	617

		1,988

ENERGY 0.7%

Bangchak Corp. PCL	720,400	496

Banpu PCL (c)	2,973,100	1,092

Esso Thailand PCL (a)	1,600,300	395

IRPC PCL	2,351,500	292

PTT Exploration & Production PCL	295,600	970

PTT PCL	2,238,400	3,178

Star Petroleum Refining PCL	17,532,900	4,711

Thai Oil PCL	121,000	210

		11,344

FINANCIALS 1.1%

Bangkok Bank PCL	697,700	2,759

Kasikornbank PCL	894,400	3,372

Kiatnakin Bank PCL	207,100	358

Krung Thai Bank PCL	10,009,175	3,705

Siam Commercial Bank PCL	1,601,100	4,672

Thanachart Capital PCL	2,580,404	2,977

Tisco Financial Group PCL	160,900	475

TMB Bank PCL (c)	22,020,600	794

		19,112

INDUSTRIALS 0.8%

Delta Electronics Thailand PCL (c)	779,397	12,643

MATERIALS 0.3%

PTT Global Chemical PCL	1,051,200	2,053

Siam Cement PCL	176,500	2,227

		4,280

REAL ESTATE 0.0%

Pruksa Holding PCL	704,300	294

Total Thailand		50,382

TURKEY 2.3%

COMMUNICATION SERVICES 0.2%

Turk Telekomunikasyon A/S (c)	1,201,810	1,381

Turkcell Iletisim Hizmetleri A/S	646,892	1,397

		2,778

CONSUMER DISCRETIONARY 0.2%

Arcelik A/S (a)(c)	257,400	1,055

Tofas Turk Otomobil Fabrikasi A/S	487,891	2,227

Vestel Elektronik Sanayi ve Ticaret A/S (a)	114,316	324

		3,606

	SHARES	MARKET VALUE (000S)
CONSUMER STAPLES 0.1%

Anadolu Efes Biracilik Ve Malt Sanayii A/S	119,807	$373

Migros Ticaret A/S (c)	94,079	542

		915

ENERGY 0.1%

Turkiye Petrol Rafinerileri A/S	75,390	1,094

FINANCIALS 1.5%

Akbank T.A.S.	4,707,435	4,366

Haci Omer Sabanci Holding A/S	5,123,770	7,892

Turkiye Garanti Bankasi A/S	3,893,520	5,430

Turkiye Halk Bankasi A/S (c)	3,592,560	2,688

Turkiye Is Bankasi ‘C’	3,240,990	3,049

Turkiye Vakiflar Bankasi TAO ‘D’ (c)	671,420	425

Yapi ve Kredi Bankasi A/S (a)(c)	4,097,852	1,698

		25,548

INDUSTRIALS 0.1%

AG Anadolu Grubu Holding A.S. (a)	125,033	444

Enka Insaat ve Sanayi A/S	422,390	419

KOC Holding A/S	174,700	496

TAV Havalimanlari Holding A/S (c)	92,881	266

Turk Hava Yollari AO (a)	470,050	817

Turkiye Sise ve Cam Fabrikalari A/S	222,303	219

		2,661

MATERIALS 0.1%

Eregli Demir ve Celik Fabrikalari TAS	1,142,577	2,293

UTILITIES 0.0%

Enerjisa Enerji A/S	240,593	405

Total Turkey		39,300

UNITED STATES 0.1%

CONSUMER DISCRETIONARY 0.1%

Nexteer Automotive Group Ltd.	810,000	872

Total United States		872

Total Common Stocks (Cost $1,209,249)		1,601,896

PREFERRED STOCKS 3.6%

BRAZIL 3.4%

BANKING & FINANCE 1.8%

Banco Bradesco S.A.	4,609,701	24,245

Banco do Estado do Rio Grande do Sul S.A.	678,100	1,913

Itau Unibanco Holding S.A.	799,689	4,894

		31,052

INDUSTRIALS 0.8%

Braskem S.A.	663,800	3,025

Gerdau S.A.	960,338	4,532

Metalurgica Gerdau S.A.	2,597,600	5,616

		13,173

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	39

Schedule of Investments	PIMCO RAE Emerging Markets Fund	(Cont.)

	SHARES	MARKET VALUE (000S)
UTILITIES 0.8%

Cia de Transmissao de Energia Eletrica Paulista	49,900	$268

Cia Energetica de Minas Gerais	1,745,186	4,921

Cia Energetica de Sao Paulo	370,300	2,073

Cia Paranaense de Energia	314,900	4,577

Petroleo Brasileiro S.A.	191,200	1,038

		12,877

Total Brazil		57,102

CHILE 0.1%

INDUSTRIALS 0.1%

Embotelladora Andina S.A.	253,006	651

Sociedad Quimica y Minera de Chile S.A.	27,750	1,352

		2,003

Total Chile		2,003

RUSSIA 0.1%

UTILITIES 0.1%

Bashneft PJSC	21,929	346

Transneft PJSC	817	1,557

		1,903

Total Russia		1,903

Total Preferred Stocks (Cost $45,519)		61,008

REAL ESTATE INVESTMENT TRUSTS 0.5%

MEXICO 0.1%

REAL ESTATE 0.1%

Fibra Uno Administracion S.A. de C.V.	652,300	738

Total Mexico		738

	SHARES	MARKET VALUE (000S)
SOUTH AFRICA 0.0%

REAL ESTATE 0.0%

Growthpoint Properties Ltd.	351,025	$301

Resilient REIT Ltd.	2,546	7

		308

Total South Africa		308

TURKEY 0.4%

REAL ESTATE 0.4%

Emlak Konut Gayrimenkul Yatirim Ortakligi A/S (c)	25,639,043	7,369

Total Turkey		7,369

Total Real Estate Investment Trusts (Cost $6,647)		8,415

RIGHTS 0.0%

CHILE 0.0%

UTILITIES 0.0%

AES Gener S.A.	1,207,256	13

Total Rights (Cost $0)		13

WARRANTS 0.1%

UNITED KINGDOM 0.1%

FINANCIALS 0.1%

HSBC Bank PLC - Exp. 10/04/2021	21,740	193

HSBC Bank PLC - Exp. 11/09/2021	87,800	670

HSBC Bank PLC - Exp. 12/06/2021	58,310	426

		1,289

Total Warrants (Cost $1,293)		1,289

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.2%

MUTUAL FUNDS 0.0%

REPURCHASE AGREEMENTS (e) 0.2%

		$3,506

Total Short-Term Instruments (Cost $3,506)		3,506

Total Investments in Securities (Cost $1,266,214)		1,676,127

INVESTMENTS IN AFFILIATES 2.8%

SHORT-TERM INSTRUMENTS 2.8%

MUTUAL FUNDS 2.8%

PIMCO Government Money Market Fund
0.150% (b)(c)(d)	46,417,194	46,417

Total Short-Term Instruments (Cost $46,417)		46,417

Total Investments in Affiliates (Cost $46,417)		46,417

Total Investments 102.5% (Cost $1,312,631)		$1,722,544

Other Assets and Liabilities, net (2.5)%		(41,785)

Net Assets 100.0%		$1,680,759

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
(a)	Security did not produce income within the last twelve months.
(b)	Institutional Class Shares of each Fund.
(c)

Securities with an aggregate market value of $43,399 were out on loan in exchange for $47,553 of cash collateral as of December 31, 2020. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 5 in the Notes to Financial Statements.

(d)	Coupon represents a 7-Day Yield.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2020	01/04/2021	$3,506	U.S. Treasury Bills 0.000% due 12/30/2021	$(3,576)	$3,506	$3,506

Total Repurchase Agreements						$(3,576)	$3,506	$3,506

40	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2020	(Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$3,506	$0	$0	$0	$3,506	$(3,576)	$(70)

Master Securities Lending Agreement
BMO	0	0	0	3,470	3,470	(3,633)	(163)
BOS	0	0	0	187	187	(217)	(30)
FOB	0	0	0	1,888	1,888	(2,163)	(275)
GSC	0	0	0	23,965	23,965	(26,267)	(2,302)
MBC	0	0	0	1,552	1,552	(1,637)	(85)
MSC	0	0	0	1,742	1,742	(1,903)	(161)
SAL	0	0	0	7,767	7,767	(8,747)	(980)
UBS	0	0	0	2,828	2,828	(2,986)	(158)

Total Borrowings and Other Financing Transactions	$3,506	$0	$0	$43,399

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(2)
Common Stocks	$41,949	$0	$0	$0	$41,949
Real Estate Investment Trusts	5,604	0	0	0	5,604

Total Borrowings	$47,553	$0	$0	$0	$47,553

Payable for securities on loan - cash collateral					$47,553

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(2)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(8)	$0	$(8)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	41

Schedule of Investments	PIMCO RAE Emerging Markets Fund	(Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Securities, at Value
Common Stocks
Australia
Materials	$0	$681	$0	$681
Brazil
Communication Services	0	9,172	0	9,172
Consumer Discretionary	0	1,740	0	1,740
Consumer Staples	0	4,957	0	4,957
Energy	942	6,545	0	7,487
Financials	0	15,103	0	15,103
Health Care	0	1,239	0	1,239
Industrials	0	624	0	624
Information Technology	0	4,655	0	4,655
Materials	673	16,028	0	16,701
Utilities	0	3,299	0	3,299
Chile
Consumer Discretionary	0	550	0	550
Consumer Staples	212	2,372	0	2,584
Financials	546	1,161	0	1,707
Materials	2,006	0	0	2,006
Utilities	1,510	2,244	0	3,754
China
Communication Services	878	5,053	0	5,931
Consumer Discretionary	3,606	12,739	0	16,345
Consumer Staples	0	2,530	0	2,530
Energy	0	29,356	0	29,356
Financials	0	127,745	0	127,745
Health Care	0	2,984	0	2,984
Industrials	0	16,274	0	16,274
Information Technology	0	23,217	0	23,217
Materials	0	11,359	0	11,359
Real Estate	539	18,186	0	18,725
Utilities	0	1,697	0	1,697
Greece
Communication Services	0	1,681	0	1,681
Consumer Discretionary	0	993	0	993
Energy	0	407	0	407
Financials	758	7,656	0	8,414
Utilities	0	4,960	0	4,960
Hong Kong
Communication Services	0	15,304	0	15,304
Consumer Discretionary	0	174	0	174
Financials	0	5,900	0	5,900
Industrials	0	2,021	0	2,021
Materials	0	932	0	932
Real Estate	0	9,083	0	9,083
Utilities	0	5,684	0	5,684
India
Communication Services	0	3,272	0	3,272
Consumer Discretionary	0	67,141	0	67,141
Consumer Staples	0	309	0	309
Energy	0	46,029	0	46,029
Financials	0	35,835	666	36,501
Health Care	0	7,911	0	7,911
Industrials	0	4,856	0	4,856
Information Technology	0	4,301	0	4,301
Materials	0	77,769	0	77,769
Utilities	0	4,994	0	4,994
Indonesia
Communication Services	0	3,003	0	3,003
Consumer Discretionary	0	558	0	558
Consumer Staples	0	744	0	744
Energy	0	3,093	0	3,093
Financials	0	3,598	0	3,598
Health Care	0	425	0	425
Materials	0	1,180	0	1,180
Utilities	0	1,893	0	1,893

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Malaysia
Communication Services	$0	$3,189	$0	$3,189
Consumer Discretionary	0	2,303	0	2,303
Consumer Staples	0	719	0	719
Energy	0	188	0	188
Financials	0	7,467	0	7,467
Industrials	0	4,288	0	4,288
Real Estate	0	260	0	260
Utilities	0	2,321	0	2,321
Mexico
Communication Services	29,470	0	0	29,470
Consumer Discretionary	760	0	0	760
Consumer Staples	8,696	0	0	8,696
Financials	2,210	0	0	2,210
Industrials	2,730	0	0	2,730
Materials	26,185	0	0	26,185
Philippines
Communication Services	0	5,345	0	5,345
Financials	0	256	0	256
Industrials	0	1,558	0	1,558
Utilities	0	693	0	693
Poland
Communication Services	0	889	0	889
Energy	0	2,037	0	2,037
Financials	0	6,058	0	6,058
Information Technology	0	525	0	525
Materials	0	3,944	0	3,944
Utilities	0	3,623	0	3,623
Russia
Communication Services	0	15,891	0	15,891
Consumer Staples	0	10,315	0	10,315
Energy	28	29,076	0	29,104
Financials	0	4,087	0	4,087
Industrials	324	597	0	921
Materials	622	36,853	0	37,475
Real Estate	0	984	0	984
Utilities	0	11,081	0	11,081
South Africa
Communication Services	3,448	8,185	0	11,633
Consumer Discretionary	3,152	1,814	0	4,966
Consumer Staples	4,948	0	0	4,948
Energy	354	0	0	354
Financials	1,763	16,903	0	18,666
Health Care	2,999	1,687	0	4,686
Industrials	2,279	0	0	2,279
Materials	8,740	7,354	0	16,094
South Korea
Communication Services	7,124	9,982	0	17,106
Consumer Discretionary	0	87,268	0	87,268
Consumer Staples	0	8,592	0	8,592
Energy	0	3,516	0	3,516
Financials	0	37,013	0	37,013
Industrials	0	44,595	0	44,595
Information Technology	0	74,683	0	74,683
Materials	0	32,192	0	32,192
Utilities	0	16,513	0	16,513
Taiwan
Communication Services	0	2,482	0	2,482
Consumer Discretionary	0	5,959	0	5,959
Consumer Staples	0	1,911	0	1,911
Financials	0	23,828	0	23,828
Industrials	0	6,217	0	6,217
Information Technology	0	200,545	0	200,545
Materials	0	3,770	0	3,770
Real Estate	0	402	0	402

42	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2020	(Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Thailand
Communication Services	$0	$721	$0	$721
Consumer Staples	0	1,988	0	1,988
Energy	0	11,344	0	11,344
Financials	0	19,112	0	19,112
Industrials	12,643	0	0	12,643
Materials	0	4,280	0	4,280
Real Estate	0	294	0	294
Turkey
Communication Services	1,381	1,397	0	2,778
Consumer Discretionary	324	3,282	0	3,606
Consumer Staples	542	373	0	915
Energy	0	1,094	0	1,094
Financials	1,698	23,850	0	25,548
Industrials	0	2,661	0	2,661
Materials	0	2,293	0	2,293
Utilities	405	0	0	405
United States
Consumer Discretionary	0	872	0	872
Preferred Stocks
Brazil
Banking & Finance	0	31,052	0	31,052
Industrials	0	13,173	0	13,173
Utilities	0	12,877	0	12,877
Chile
Industrials	651	1,352	0	2,003

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Russia
Utilities	$0	$1,903	$0	$1,903
Real Estate Investment Trusts
Mexico
Real Estate	738	0	0	738
South Africa
Real Estate	7	301	0	308
Turkey
Real Estate	0	7,369	0	7,369
Rights
Chile
Utilities	13	0	0	13
Warrants
United Kingdom
Financials	0	1,289	0	1,289
Short-Term Instruments
Repurchase Agreements	0	3,506	0	3,506

	$135,904	$1,539,557	$666	$1,676,127

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	46,417	0	0	46,417

Total Investments	$182,321	$1,539,557	$666	$1,722,544

There were no significant transfers into or out of Level 3 during the period ended December 31, 2020.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	43

Schedule of Investments	PIMCO RAE Global Fund	December 31, 2020	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 100.1%

MUTUAL FUNDS (a) 100.1%

UNITED STATES 100.1%

PIMCO RAE Emerging Markets Fund	4,273,938	$42,697

PIMCO RAE International Fund	12,940,293	128,756

PIMCO RAE US Fund	11,296,269	131,827

Total Mutual Funds (Cost $250,166)		303,280

Total Investments in Affiliates (Cost $250,166)		303,280

Total Investments 100.1% (Cost $250,166)		$303,280

Other Assets and Liabilities, net (0.1)%		(278)

Net Assets 100.0%		$303,002

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Mutual Funds
United States	$303,280	$0	$0	$303,280

Total Investments	$303,280	$0	$0	$303,280

There were no significant transfers into or out of Level 3 during the period ended December 31, 2020.

44	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments	PIMCO RAE Global ex-US Fund	December 31, 2020	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.2%

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (b) 0.2%
$136

Total Short-Term Instruments (Cost $136)	136

Total Investments in Securities (Cost $136)	136

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 99.8%

MUTUAL FUNDS (a) 99.8%

UNITED STATES 99.8%

PIMCO RAE Emerging Markets Fund	2,011,921	$20,099

PIMCO RAE International Fund	6,089,906	60,595

Total Mutual Funds (Cost $75,564)		80,694

Total Investments in Affiliates (Cost $75,564)		80,694

Total Investments 100.0% (Cost $75,700)		$80,830

Other Assets and Liabilities, net 0.0%		(13)

Net Assets 100.0%		$80,817

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2020	01/04/2021	$136	U.S. Treasury Bills 0.000% due 12/30/2021	$(139)	$136	$136

Total Repurchase Agreements						$(139)	$136	$136

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$136	$0	$0	$136	$(139)	$(3)

Total Borrowings and Other Financing Transactions	$136	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$136	$0	$136

	$0	$136	$0	$136

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Affiliates, at Value
Mutual Funds
United States	$80,694	$0	$0	$80,694

Total Investments	$80,694	$136	$0	$80,830

There were no significant transfers into or out of Level 3 during the period ended December 31, 2020.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	45

Schedule of Investments	PIMCO RAE International Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.0%

COMMON STOCKS 99.1%

AUSTRALIA 6.5%

COMMUNICATION SERVICES 0.4%

Telstra Corp. Ltd.	1,986,539	$4,562

CONSUMER DISCRETIONARY 0.4%

Crown Resorts Ltd.	147,917	1,101

Star Entertainment Grp Ltd.	74,555	212

Wesfarmers Ltd.	69,659	2,707

		4,020

CONSUMER STAPLES 0.7%

Coca-Cola Amatil Ltd.	78,658	784

Coles Group Ltd.	124,137	1,734

Metcash Ltd.	863,207	2,252

Woolworths Group Ltd.	109,588	3,322

		8,092

ENERGY 0.1%

Woodside Petroleum Ltd.	38,853	682

FINANCIALS 2.6%

AMP Ltd.	1,706,769	2,051

Australia & New Zealand Banking Group Ltd.	364,849	6,402

Bank of Queensland Ltd. (c)	68,090	407

Bendigo & Adelaide Bank Ltd.	90,082	649

Commonwealth Bank of Australia	113,352	7,205

Insurance Australia Group Ltd.	64,694	235

Macquarie Group Ltd.	13,215	1,410

National Australia Bank Ltd.	99,797	1,740

QBE Insurance Group Ltd.	65,210	425

Suncorp Group Ltd.	290,762	2,188

Westpac Banking Corp.	374,023	5,566

		28,278

HEALTH CARE 0.0%

Healius Ltd.	79,808	229

INDUSTRIALS 0.3%

Aurizon Holdings Ltd.	380,443	1,143

Brambles Ltd.	52,153	428

CIMIC Group Ltd.	14,716	277

Downer EDI Ltd.	156,438	643

Qantas Airways Ltd.	230,822	865

		3,356

MATERIALS 1.9%

BHP Group Ltd.	135,703	4,434

BHP Group PLC	65,209	1,722

Fortescue Metals Group Ltd.	280,771	5,071

Incitec Pivot Ltd.	331,346	583

Orica Ltd.	44,184	517

Rio Tinto Ltd.	89,963	7,911

		20,238

REAL ESTATE 0.0%

Lendlease Corp. Ltd.	31,185	315

	SHARES	MARKET VALUE (000S)
UTILITIES 0.1%

AGL Energy Ltd.	97,310	$898

Total Australia		70,670

AUSTRIA 0.3%

FINANCIALS 0.0%

Erste Group Bank AG (a)	8,323	253

INDUSTRIALS 0.0%

Andritz AG	7,308	335

MATERIALS 0.3%

voestalpine AG	73,629	2,628

Total Austria		3,216

BELGIUM 0.9%

COMMUNICATION SERVICES 0.1%

Proximus SADP	33,849	669

CONSUMER STAPLES 0.3%

Anheuser-Busch InBev S.A. NV	27,770	1,937

Etablissements Franz Colruyt NV	16,864	999

		2,936

FINANCIALS 0.3%

Ageas S.A.	23,677	1,257

KBC Group NV	30,079	2,105

		3,362

HEALTH CARE 0.1%

UCB S.A.	16,450	1,699

INDUSTRIALS 0.0%

bpost S.A.	21,916	227

MATERIALS 0.1%

Solvay S.A.	9,589	1,131

Total Belgium		10,024

CANADA 4.8%

COMMUNICATION SERVICES 0.2%

BCE, Inc.	21,898	936

Corus Entertainment, Inc. ‘B’	65,570	221

TELUS Corp.	42,867	849

		2,006

CONSUMER DISCRETIONARY 1.6%

Canadian Tire Corp. Ltd. ‘A’	12,475	1,640

Magna International, Inc.	224,146	15,867

		17,507

CONSUMER STAPLES 0.2%

Empire Co. Ltd. ‘A’	18,450	504

George Weston Ltd.	18,643	1,393

Loblaw Cos. Ltd.	10,639	525

		2,422

	SHARES	MARKET VALUE (000S)
ENERGY 0.4%

ARC Resources Ltd.	223,404	$1,053

Crescent Point Energy Corp.	595,799	1,390

MEG Energy Corp. (a)	70,541	247

Peyto Exploration & Development Corp.	91,972	211

Suncor Energy, Inc.	100,410	1,684

TC Energy Corp.	8,668	352

		4,937

FINANCIALS 1.1%

Bank of Montreal	11,753	894

Bank of Nova Scotia (c)	26,727	1,445

Brookfield Asset Management, Inc. ‘A’	10,978	454

Canadian Imperial Bank of Commerce (c)	7,403	632

CI Financial Corp. (c)	39,185	486

Great-West Lifeco, Inc. (e)	12,839	306

Manulife Financial Corp.	29,801	530

National Bank of Canada	12,809	721

Onex Corp.	7,301	419

Power Corp. of Canada (c)	100,554	2,309

Royal Bank of Canada	20,026	1,645

Sun Life Financial, Inc.	17,556	781

Toronto-Dominion Bank	30,799	1,740

		12,362

INDUSTRIALS 0.5%

Air Canada (a)	87,332	1,562

Canadian National Railway Co.	2,576	283

Canadian Pacific Railway Ltd.	1,625	564

Thomson Reuters Corp.	31,208	2,554

		4,963

MATERIALS 0.5%

Canfor Corp. (a)	43,564	786

Kinross Gold Corp.	64,124	471

Lundin Mining Corp.	31,507	280

Norbord, Inc.	20,618	890

Teck Resources Ltd. ‘B’	97,100	1,762

Turquoise Hill Resources Ltd. (a)	43,729	544

Yamana Gold, Inc.	86,122	492

		5,225

UTILITIES 0.3%

Atco Ltd. ‘I’	25,336	726

Canadian Utilities Ltd. ‘A’	21,834	533

Fortis, Inc.	5,262	215

Hydro One Ltd.	29,062	654

TransAlta Corp.	172,513	1,311

		3,439

Total Canada		52,861

DENMARK 0.8%

CONSUMER DISCRETIONARY 0.0%

Pandora A/S	4,119	461

CONSUMER STAPLES 0.1%

Carlsberg A/S ‘B’	4,725	757

46	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2020	(Unaudited)

	SHARES	MARKET VALUE (000S)
FINANCIALS 0.2%

Danske Bank A/S	100,799	$1,666

HEALTH CARE 0.0%

Novo Nordisk A/S ‘B’	4,982	348

INDUSTRIALS 0.5%

AP Moller - Maersk A/S ‘B’	993	2,210

ISS A/S (a)	133,156	2,290

Vestas Wind Systems A/S	2,504	592

		5,092

Total Denmark		8,324

FINLAND 0.7%

FINANCIALS 0.5%

Nordea Bank Abp (a)	722,682	5,923

INDUSTRIALS 0.0%

Kone Oyj ‘B’	6,278	512

INFORMATION TECHNOLOGY 0.1%

Nokia Oyj	153,665	593

MATERIALS 0.1%

Stora Enso Oyj ‘R’	12,839	246

UPM-Kymmene Oyj	24,595	917

		1,163

Total Finland		8,191

FRANCE 8.0%

COMMUNICATION SERVICES 0.6%

Bollore S.A.	64,632	268

Eutelsat Communications S.A.	22,746	257

Lagardere S.C.A. (c)	17,957	449

Orange S.A.	329,465	3,922

Publicis Groupe S.A.	7,614	379

Vivendi S.A.	35,310	1,139

		6,414

CONSUMER DISCRETIONARY 1.8%

Cie Generale des Etablissements Michelin S.C.A.	12,046	1,551

LVMH Moet Hennessy Louis Vuitton SE	1,761	1,102

Peugeot S.A. (a)	46,639	1,277

Renault S.A.	65,443	2,865

Sodexo S.A.	2,782	235

Valeo S.A.	318,985	12,582

		19,612

CONSUMER STAPLES 0.6%

Carrefour S.A.	217,661	3,727

Casino Guichard Perrachon S.A. (c)	63,327	1,947

Danone S.A.	8,628	568

		6,242

ENERGY 0.3%

Total SE	72,348	3,123

	SHARES	MARKET VALUE (000S)
FINANCIALS 0.7%

AXA S.A.	71,300	$1,710

BNP Paribas S.A.	57,306	3,025

Credit Agricole S.A.	47,860	605

Natixis S.A.	269,206	922

SCOR SE	9,208	299

Societe Generale S.A. (a)	71,749	1,492

		8,053

HEALTH CARE 0.5%

Sanofi	52,550	5,093

INDUSTRIALS 1.9%

Air France-KLM (a)(c)	961,462	5,996

Alstom S.A.	13,731	782

Bouygues S.A.	17,622	725

Bureau Veritas S.A. (a)	8,312	222

Cie de Saint-Gobain (a)	80,687	3,711

Eiffage S.A. (a)	8,064	779

Rexel S.A.	283,111	4,468

Schneider Electric SE	25,821	3,732

Vinci S.A.	7,727	770

		21,185

INFORMATION TECHNOLOGY 0.1%

Atos SE (a)	4,516	412

Capgemini SE	2,632	410

		822

MATERIALS 0.0%

Air Liquide S.A.	1,271	208

Arkema S.A.	2,129	244

		452

UTILITIES 1.5%

Electricite de France S.A.	357,759	5,661

Engie S.A.	471,463	7,228

Suez S.A.	99,676	1,976

Veolia Environnement S.A.	65,353	1,611

		16,476

Total France		87,472

GERMANY 11.4%

COMMUNICATION SERVICES 0.5%

Deutsche Telekom AG	245,384	4,479

ProSiebenSat.1 Media SE (a)	22,306	375

Telefonica Deutschland Holding AG	130,983	361

		5,215

CONSUMER DISCRETIONARY 1.9%

adidas AG (a)	1,973	718

Bayerische Motoren Werke AG	66,514	5,870

Ceconomy AG	43,438	301

Continental AG	14,583	2,170

Daimler AG	151,794	10,759

Hella GmbH & Co. KGaA	7,240	468

Hugo Boss AG	10,340	343

TUI AG (c)	31,332	197

		20,826

	SHARES	MARKET VALUE (000S)
CONSUMER STAPLES 0.3%

Metro AG	248,058	$2,786

Suedzucker AG	17,622	252

		3,038

FINANCIALS 1.9%

Commerzbank AG (a)	175,607	1,135

Deutsche Bank AG	1,153,251	12,685

Deutsche Pfandbriefbank AG	21,668	236

Hannover Rueck SE	3,780	602

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	17,021	5,057

Talanx AG	17,739	690

		20,405

HEALTH CARE 0.4%

Bayer AG	34,652	2,041

Fresenius Medical Care AG & Co. KGaA	11,748	980

Fresenius SE & Co. KGaA	26,929	1,245

		4,266

INDUSTRIALS 3.1%

Brenntag AG	10,327	803

Deutsche Lufthansa AG (c)	1,606,574	21,258

Deutsche Post AG	47,430	2,349

GEA Group AG	53,117	1,900

Hochtief AG	4,767	464

OSRAM Licht AG	23,297	1,481

Siemens AG	42,502	6,122

		34,377

INFORMATION TECHNOLOGY 0.1%

SAP SE	7,455	966

MATERIALS 2.6%

Aurubis AG	51,498	4,019

BASF SE	62,562	4,945

Covestro AG	224,569	13,836

Evonik Industries AG	74,126	2,423

HeidelbergCement AG	6,781	505

K+S AG	75,629	725

Lanxess AG	6,625	504

Salzgitter AG (a)	56,453	1,497

thyssenkrupp AG	55,708	552

		29,006

UTILITIES 0.6%

E.ON SE	294,890	3,266

RWE AG	68,148	2,883

		6,149

Total Germany		124,248

HONG KONG 2.1%

COMMUNICATION SERVICES 0.0%

PCCW Ltd.	767,306	462

CONSUMER DISCRETIONARY 0.2%

SJM Holdings Ltd.	609,000	683

Skyworth Group Ltd.	988,215	275

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	47

Schedule of Investments	PIMCO RAE International Fund	(Cont.)

	SHARES	MARKET VALUE (000S)

Yue Yuen Industrial Holdings Ltd.	611,000	$1,273

		2,231

FINANCIALS 0.1%

Hang Seng Bank Ltd.	17,300	299

Hopson Development Holdings Ltd.	198,000	504

		803

INDUSTRIALS 0.2%

CK Hutchison Holdings Ltd.	154,000	1,075

Jardine Matheson Holdings Ltd.	5,800	324

MTR Corp. Ltd.	48,000	269

		1,668

INFORMATION TECHNOLOGY 0.8%

GCL-Poly Energy Holdings Ltd. (a)(c)	41,682,000	6,626

Kingboard Holdings Ltd.	294,000	1,240

Kingboard Laminates Holdings Ltd.	349,500	571

VTech Holdings Ltd.	56,000	435

		8,872

MATERIALS 0.0%

Lee & Man Paper Manufacturing Ltd.	282,000	231

REAL ESTATE 0.8%

CK Asset Holdings Ltd.	70,500	361

Hang Lung Group Ltd.	178,000	443

Hang Lung Properties Ltd.	317,000	835

Henderson Land Development Co. Ltd.	59,000	229

Hongkong Land Holdings Ltd.	185,500	766

Hysan Development Co. Ltd.	77,000	282

Kerry Properties Ltd.	228,000	577

New World Development Co. Ltd.	85,000	395

Shimao Property Holdings Ltd.	176,500	562

Sino Land Co. Ltd.	156,000	203

Sun Hung Kai Properties Ltd.	71,000	908

Swire Pacific Ltd. ‘A’	346,500	1,909

Wharf Holdings Ltd.	469,000	1,260

Wharf Real Estate Investment Co. Ltd.	42,000	218

		8,948

Total Hong Kong		23,215

IRELAND 0.9%

FINANCIALS 0.1%

Bank of Ireland Group PLC (a)	235,465	951

HEALTH CARE 0.5%

Medtronic PLC	44,955	5,266

INDUSTRIALS 0.1%

AerCap Holdings NV (a)	21,378	974

Experian PLC	12,738	484

		1,458

	SHARES	MARKET VALUE (000S)
MATERIALS 0.2%

CRH PLC	17,883	$761

Smurfit Kappa Group PLC	19,850	922

		1,683

Total Ireland		9,358

ISRAEL 1.3%

COMMUNICATION SERVICES 0.1%

Bezeq The Israeli Telecommunication Corp. Ltd. (a)	1,663,715	1,654

ENERGY 0.0%

Oil Refineries Ltd. (a)	1,254,446	284

		284

FINANCIALS 0.2%

Bank Hapoalim BM	155,787	1,070

Bank Leumi Le-Israel BM	92,384	546

Israel Discount Bank Ltd. ‘A’	95,393	368

		1,984

HEALTH CARE 0.9%

Teva Pharmaceutical Industries Ltd. SP - ADR (a)	995,586	9,607

MATERIALS 0.1%

ICL Group Ltd.	139,850	714

Total Israel		14,243

ITALY 2.9%

COMMUNICATION SERVICES 0.2%

Telecom Italia SpA	6,225,770	2,890

ENERGY 0.2%

Eni SpA	200,995	2,098

FINANCIALS 1.3%

Assicurazioni Generali SpA	206,195	3,610

Banca Monte dei Paschi di Siena SpA (a)(c)	348,198	450

Banco BPM SpA (a)	342,590	760

Intesa Sanpaolo SpA	2,859,979	6,760

Poste Italiane SpA	87,604	896

UniCredit SpA	67,369	632

Unipol Gruppo Finanziario SpA (a)	194,567	935

UnipolSai Assicurazioni SpA	194,253	515

		14,558

INDUSTRIALS 0.1%

Atlantia SpA	11,595	209

Leonardo SpA	61,832	447

		656

UTILITIES 1.1%

Enel SpA	1,172,883	11,934

Total Italy		32,136

	SHARES	MARKET VALUE (000S)
JAPAN 27.1%

COMMUNICATION SERVICES 1.6%

Dentsu, Inc.	24,600	$732

GungHo Online Entertainment, Inc.	43,730	979

KDDI Corp.	58,900	1,747

Nippon Telegraph & Telephone Corp.	285,600	7,328

Nippon Television Holdings, Inc.	15,700	171

SoftBank Group Corp.	76,800	5,962

Yahoo Japan Corp.	173,100	1,048

		17,967

CONSUMER DISCRETIONARY 6.0%

Aisin Seiki Co. Ltd.	21,700	651

Asics Corp.	15,800	304

Bandai Namco Holdings, Inc.	3,400	294

Bridgestone Corp. (c)	94,500	3,099

Casio Computer Co. Ltd.	36,700	672

DCM Holdings Co. Ltd.	45,300	518

Denso Corp.	9,500	565

EDION Corp.	55,100	560

Haseko Corp.	20,000	230

Honda Motor Co. Ltd.	80,800	2,280

Isetan Mitsukoshi Holdings Ltd.	132,600	786

Isuzu Motors Ltd.	279,100	2,657

J Front Retailing Co. Ltd.	24,900	197

K’s Holdings Corp.	41,500	578

KYB Corp.	11,300	259

Mazda Motor Corp.	202,200	1,354

Nikon Corp.	31,400	198

Nissan Motor Co. Ltd.	799,500	4,334

NOK Corp.	43,900	472

Panasonic Corp.	2,013,200	23,468

Sega Sammy Holdings, Inc.	18,700	295

Sekisui Chemical Co. Ltd.	36,200	686

Sekisui House Ltd.	133,500	2,720

Shimamura Co. Ltd.	9,200	967

Skylark Co. Ltd. (c)	13,700	212

Sony Corp.	11,300	1,139

Subaru Corp.	80,900	1,619

Sumitomo Electric Industries Ltd.	154,700	2,050

Sumitomo Forestry Co. Ltd.	23,700	496

Sumitomo Rubber Industries Ltd.	53,500	460

Suzuki Motor Corp.	100,200	4,645

Takashimaya Co. Ltd.	42,400	365

Toyota Motor Corp.	40,900	3,156

TS Tech Co. Ltd.	17,400	537

Yamada Denki Co. Ltd.	187,300	995

Yamaha Motor Co. Ltd.	40,600	829

Yokohama Rubber Co. Ltd.	31,400	468

		65,115

CONSUMER STAPLES 1.5%

Aeon Co. Ltd.	145,747	4,781

Ajinomoto Co., Inc.	65,700	1,489

Japan Tobacco, Inc.	111,856	2,280

Kewpie Corp.	15,600	344

Kirin Holdings Co. Ltd.	82,100	1,939

Matsumotokiyoshi Holdings Co. Ltd.	16,100	687

Megmilk Snow Brand Co. Ltd.	20,500	439

MEIJI Holdings Co. Ltd.	3,400	239

Morinaga Milk Industry Co. Ltd.	10,400	512

NH Foods Ltd.	16,400	722

48	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2020	(Unaudited)

	SHARES	MARKET VALUE (000S)

Pola Orbis Holdings, Inc.	25,000	$508

Sapporo Holdings Ltd. (c)	20,800	402

Seven & i Holdings Co. Ltd.	18,500	655

United Super Markets Holdings, Inc.	51,300	561

Yamazaki Baking Co. Ltd.	31,000	518

		16,076

ENERGY 0.2%

Cosmo Energy Holdings Co. Ltd.	22,300	397

Inpex Corp.	36,800	199

Iwatani Corp.	22,600	1,392

Japan Petroleum Exploration Co. Ltd.	12,000	219

JXTG Holdings, Inc.	59,000	212

		2,419

FINANCIALS 3.5%

AEON Financial Service Co. Ltd.	22,500	270

Chiba Bank Ltd.	97,800	540

Concordia Financial Group Ltd.	185,400	654

Credit Saison Co. Ltd.	31,100	358

Dai-ichi Life Holdings, Inc.	219,400	3,305

Daiwa Securities Group, Inc.	117,500	535

Gunma Bank Ltd.	155,800	481

Hachijuni Bank Ltd.	70,100	234

Hokuhoku Financial Group, Inc.	20,600	196

Japan Post Bank Co. Ltd.	109,000	896

Japan Post Holdings Co. Ltd.	297,400	2,317

Japan Post Insurance Co. Ltd.	33,000	677

Mitsubishi UFJ Financial Group, Inc.	1,706,400	7,555

Mizuho Financial Group, Inc.	339,500	4,309

MS&AD Insurance Group Holdings, Inc.	59,200	1,801

Nomura Holdings, Inc.	211,300	1,117

ORIX Corp.	98,700	1,518

Resona Holdings, Inc.	150,700	528

Shinsei Bank Ltd.	16,700	206

Shizuoka Bank Ltd.	28,200	207

Sompo Holdings, Inc.	34,400	1,395

Sumitomo Mitsui Financial Group, Inc.	162,300	5,031

Sumitomo Mitsui Trust Holdings, Inc.	19,800	611

Suruga Bank Ltd.	62,800	206

T&D Holdings, Inc.	51,800	613

Tokio Marine Holdings, Inc.	49,400	2,545

Yamaguchi Financial Group, Inc.	44,700	252

		38,357

HEALTH CARE 1.0%

Astellas Pharma, Inc.	413,200	6,398

Daiichi Sankyo Co. Ltd.	13,248	454

Eisai Co. Ltd.	13,900	994

H.U. Group Holdings, Inc.	7,900	213

Hoya Corp.	2,900	402

Nipro Corp.	19,800	233

Olympus Corp.	16,600	363

Otsuka Holdings Co. Ltd.	20,828	892

Suzuken Co. Ltd.	6,300	228

Takeda Pharmaceutical Co. Ltd.	14,300	518

Toho Holdings Co. Ltd.	23,800	418

		11,113

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 4.1%

Amada Co. Ltd.	59,600	$656

ANA Holdings, Inc.	55,300	1,222

Asahi Glass Co. Ltd. (c)	34,600	1,210

Central Japan Railway Co.	2,300	325

Dai Nippon Printing Co. Ltd.	27,800	500

Daikin Industries Ltd.	3,200	712

East Japan Railway Co.	12,000	801

Ebara Corp.	9,600	314

FANUC Corp.	2,600	642

Fuji Electric Co. Ltd.	20,200	729

Fujikura Ltd.	243,600	1,124

Furukawa Electric Co. Ltd.	63,700	1,720

Glory Ltd.	11,700	236

GS Yuasa Corp.	48,900	1,407

Hankyu Hanshin Holdings, Inc.	5,900	196

Hino Motors Ltd.	66,500	568

IHI Corp.	30,900	615

ITOCHU Corp.	29,600	851

Japan Airlines Co. Ltd.	55,200	1,064

JTEKT Corp.	52,600	408

Kajima Corp.	42,200	566

Kawasaki Heavy Industries Ltd.	40,600	917

Kawasaki Kisen Kaisha Ltd. (a)	13,800	283

Kubota Corp.	73,100	1,597

LIXIL Group Corp.	80,500	1,746

Marubeni Corp.	61,400	409

Mitsubishi Corp.	49,500	1,220

Mitsubishi Electric Corp.	246,200	3,721

Mitsubishi Heavy Industries Ltd.	79,600	2,438

Mitsui & Co. Ltd.	54,300	996

Mitsui OSK Lines Ltd.	8,000	245

Nippon Express Co. Ltd.	33,400	2,247

Nippon Sheet Glass Co. Ltd.	51,000	236

Nippon Yusen KK	71,900	1,677

Nisshinbo Holdings, Inc.	72,600	531

NSK Ltd.	129,800	1,130

NTN Corp.	343,500	885

Obayashi Corp.	57,200	494

Shimizu Corp.	24,700	180

Sojitz Corp.	207,100	462

Sumitomo Corp.	106,100	1,406

Sumitomo Heavy Industries Ltd.	23,700	586

Taisei Corp.	9,100	314

Toppan Printing Co. Ltd.	46,300	654

Toshiba Corp.	42,800	1,199

Toyota Tsusho Corp.	31,100	1,258

West Japan Railway Co.	20,500	1,073

Yamato Holdings Co. Ltd.	47,500	1,213

		44,983

INFORMATION TECHNOLOGY 5.6%

Alps Electric Co. Ltd.	17,100	226

Brother Industries Ltd.	57,100	1,179

Canon Marketing Japan, Inc.	14,200	325

Canon, Inc. (c)	150,350	2,913

FUJIFILM Holdings Corp.	44,000	2,321

Fujitsu Ltd.	75,000	10,840

Hitachi Ltd.	519,000	20,485

Ibiden Co. Ltd.	31,000	1,449

Japan Display, Inc. (a)	547,000	239

Konica Minolta, Inc.	249,800	957

Kyocera Corp.	15,200	933

Mixi, Inc.	64,500	1,601

	SHARES	MARKET VALUE (000S)

Murata Manufacturing Co. Ltd.	2,700	$244

NEC Corp.	15,100	811

Nippon Electric Glass Co. Ltd.	38,600	846

NTT Data Corp.	67,900	929

Omron Corp.	55,400	4,946

Renesas Electronics Corp. (a)	160,900	1,684

Ricoh Co. Ltd.	56,700	373

Rohm Co. Ltd.	9,000	872

SCREEN Holdings Co. Ltd.	6,700	494

Seiko Epson Corp.	93,500	1,389

TDK Corp.	5,000	754

Tokyo Electron Ltd.	9,800	3,661

Toshiba TEC Corp.	5,100	184

		60,655

MATERIALS 2.6%

Asahi Kasei Corp.	96,800	992

Daicel Corp.	74,900	548

DIC Corp. (c)	22,800	577

JFE Holdings, Inc.	104,900	1,007

JSR Corp.	27,500	767

Kaneka Corp.	18,300	641

Kobe Steel Ltd. (a)	292,100	1,564

Kuraray Co. Ltd.	35,500	378

Mitsubishi Chemical Holdings Corp.	308,900	1,871

Mitsubishi Gas Chemical Co., Inc.	11,500	264

Mitsubishi Materials Corp.	41,600	876

Mitsui Chemicals, Inc.	32,200	946

Mitsui Mining & Smelting Co. Ltd.	16,300	599

Nippon Light Metal Holdings Co. Ltd.	29,430	546

Nippon Steel Corp.	116,300	1,500

Nitto Denko Corp.	82,600	7,399

Oji Holdings Corp.	62,800	358

Shin-Etsu Chemical Co. Ltd.	8,800	1,545

Sumitomo Chemical Co. Ltd.	519,800	2,095

Taiheiyo Cement Corp.	24,800	621

Teijin Ltd.	29,500	555

Toray Industries, Inc.	98,600	585

Tosoh Corp.	53,700	839

Toyobo Co. Ltd.	36,000	482

UACJ Corp.	11,200	206

Ube Industries Ltd.	30,000	545

Zeon Corp.	25,900	372

		28,678

REAL ESTATE 0.2%

Daito Trust Construction Co. Ltd.	5,900	551

Daiwa House Industry Co. Ltd.	29,200	868

Nomura Real Estate Holdings, Inc.	24,000	532

Tokyo Tatemono Co. Ltd.	16,100	221

Tokyu Fudosan Holdings Corp.	48,200	258

		2,430

UTILITIES 0.8%

Chubu Electric Power Co., Inc.	145,800	1,759

Chugoku Electric Power Co., Inc.	65,100	764

Hokkaido Electric Power Co., Inc.	132,000	481

Hokuriku Electric Power Co.	84,688	552

Kansai Electric Power Co., Inc.	43,200	409

Kyushu Electric Power Co., Inc.	204,600	1,765

Tohoku Electric Power Co., Inc.	111,300	919

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	49

Schedule of Investments	PIMCO RAE International Fund	(Cont.)

	SHARES	MARKET VALUE (000S)

Tokyo Electric Power Co. Holdings, Inc. (a)	791,900	$2,092

		8,741

Total Japan		296,534

LUXEMBOURG 3.5%

COMMUNICATION SERVICES 0.2%

Millicom International Cellular S.A.	24,029	945

RTL Group S.A. (a)	17,882	870

SES S.A.	22,096	207

		2,022

ENERGY 0.1%

Tenaris S.A.	126,926	1,029

MATERIALS 3.2%

ArcelorMittal S.A. (a)	1,534,167	35,086

Total Luxembourg		38,137

MACAU 0.1%

CONSUMER DISCRETIONARY 0.1%

Sands China Ltd.	142,800	623

Wynn Macau Ltd.	150,800	254

		877

Total Macau		877

NETHERLANDS 3.9%

COMMUNICATION SERVICES 0.2%

Koninklijke KPN NV	330,722	1,005

VEON Ltd. ADR	594,139	897

		1,902

CONSUMER STAPLES 0.4%

Heineken Holding NV	5,687	536

Koninklijke Ahold Delhaize NV	120,276	3,393

		3,929

ENERGY 1.4%

Royal Dutch Shell PLC ‘A’	882,347	15,532

FINANCIALS 0.3%

Aegon NV	311,890	1,244

ASR Nederland NV	16,823	673

ING Groep NV	131,673	1,224

NN Group NV	10,579	458

		3,599

HEALTH CARE 0.2%

Koninklijke Philips NV	37,512	2,021

INDUSTRIALS 0.9%

Randstad NV	15,190	983

Signify NV (a)	207,446	8,710

		9,693

INFORMATION TECHNOLOGY 0.4%

NXP Semiconductors NV	27,400	4,357

	SHARES	MARKET VALUE (000S)
MATERIALS 0.1%

Akzo Nobel NV	5,669	$608

Koninklijke DSM NV	3,378	581

		1,189

Total Netherlands		42,222

NEW ZEALAND 0.4%

COMMUNICATION SERVICES 0.1%

Spark New Zealand Ltd.	192,666	653

INDUSTRIALS 0.1%

Air New Zealand Ltd.	607,457	790

MATERIALS 0.1%

Fletcher Building Ltd.	284,232	1,209

UTILITIES 0.1%

Contact Energy Ltd.	136,836	881

Meridian Energy Ltd.	117,547	629

		1,510

Total New Zealand		4,162

NORWAY 1.3%

COMMUNICATION SERVICES 0.2%

Telenor ASA	155,184	2,634

CONSUMER STAPLES 0.1%

Mowi ASA	9,028	201

Orkla ASA	53,110	539

		740

ENERGY 0.3%

Equinor ASA	168,540	2,845

FINANCIALS 0.0%

DNB ASA (a)	26,450	518

MATERIALS 0.7%

Norsk Hydro ASA	1,451,910	6,758

Yara International ASA	7,887	327

		7,085

Total Norway		13,822

PORTUGAL 0.4%

UTILITIES 0.4%

EDP - Energias de Portugal S.A.	681,055	4,275

Total Portugal		4,275

SINGAPORE 0.5%

COMMUNICATION SERVICES 0.1%

Singapore Telecommunications Ltd.	334,900	585

CONSUMER STAPLES 0.0%

Golden Agri-Resources Ltd.	2,530,300	304

FINANCIALS 0.2%

DBS Group Holdings Ltd.	33,810	640

	SHARES	MARKET VALUE (000S)

Oversea-Chinese Banking Corp. Ltd.	48,000	$366

United Overseas Bank Ltd.	42,700	728

		1,734

INDUSTRIALS 0.2%

ComfortDelGro Corp. Ltd.	325,200	412

Keppel Corp. Ltd.	210,300	857

Sembcorp Industries Ltd.	287,100	371

Singapore Airlines Ltd.	226,700	736

		2,376

Total Singapore		4,999

SOUTH AFRICA 0.0%

FINANCIALS 0.0%

Investec PLC	81,385	209

Total South Africa		209

SPAIN 2.3%

COMMUNICATION SERVICES 0.4%

Telefonica S.A. (c)	1,107,937	4,407

CONSUMER DISCRETIONARY 0.0%

Gestamp Automocion S.A.	78,151	378

ENERGY 0.1%

Repsol S.A.	115,858	1,167

FINANCIALS 1.1%

Banco Bilbao Vizcaya Argentaria S.A.	872,952	4,327

Banco de Sabadell S.A.	1,281,341	554

Banco Santander S.A.	1,807,040	5,635

Bankia S.A.	592,218	1,054

Mapfre S.A.	273,643	535

		12,105

INDUSTRIALS 0.1%

ACS Actividades de Construccion Y Servicios S.A.	27,154	902

Ferrovial S.A.	12,920	358

		1,260

UTILITIES 0.6%

Acciona S.A. (c)	7,584	1,085

Endesa S.A. (c)	86,960	2,386

Iberdrola S.A.	83,938	1,206

Naturgy Energy Group S.A.	62,014	1,442

Red Electrica Corp. S.A.	10,575	217

		6,336

Total Spain		25,653

SWEDEN 1.0%

COMMUNICATION SERVICES 0.1%

Telia Co. AB	131,542	543

CONSUMER DISCRETIONARY 0.2%

Autoliv, Inc.	4,951	456

Electrolux AB ‘B’	24,639	574

50	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2020	(Unaudited)

	SHARES	MARKET VALUE (000S)

Hennes & Mauritz AB ‘B’ (a)	66,080	$1,387

		2,417

FINANCIALS 0.2%

Skandinaviska Enskilda Banken AB ‘A’ (a)	46,322	477

Svenska Handelsbanken AB ‘A’ (a)	31,193	315

Swedbank AB ‘A’ (a)	93,520	1,640

		2,432

INDUSTRIALS 0.5%

Atlas Copco AB ‘A’	34,464	1,771

Electrolux Professional AB (a)	10,540	60

Sandvik AB (a)	21,062	520

Skanska AB ‘B’	37,923	967

SKF AB ‘B’	59,548	1,549

Volvo AB ‘B’ (a)	18,731	443

		5,310

Total Sweden		10,702

SWITZERLAND 7.0%

COMMUNICATION SERVICES 0.1%

Swisscom AG	2,165	1,166

CONSUMER DISCRETIONARY 0.8%

Dufry AG (a)	4,186	264

Garmin Ltd.	6,172	738

Swatch Group AG	27,417	7,453

		8,455

CONSUMER STAPLES 1.1%

Nestle S.A.	102,350	12,099

FINANCIALS 1.8%

Baloise Holding AG	2,882	512

Credit Suisse Group AG	102,777	1,327

Helvetia Holding AG	3,983	421

Swiss Life Holding AG	5,669	2,644

Swiss Re AG	37,714	3,553

UBS Group AG	272,908	3,843

Zurich Insurance Group AG	16,871	7,110

		19,410

HEALTH CARE 1.5%

Novartis AG	76,811	7,232

Roche Holding AG	27,629	9,623

		16,855

INDUSTRIALS 0.9%

ABB Ltd.	151,359	4,245

Adecco Group AG	65,348	4,352

Kuehne + Nagel International AG	4,309	978

Siemens Energy AG (a)	26,977	989

		10,564

INFORMATION TECHNOLOGY 0.4%

STMicroelectronics NV	91,822	3,426

TE Connectivity Ltd.	7,678	929

		4,355

	SHARES	MARKET VALUE (000S)
MATERIALS 0.4%

Glencore PLC (a)	919,725	$2,921

LafargeHolcim Ltd.	21,656	1,189

		4,110

Total Switzerland		77,014

UNITED KINGDOM 10.7%

COMMUNICATION SERVICES 0.8%

BT Group PLC	882,594	1,591

ITV PLC	365,886	533

Pearson PLC	93,701	860

Vodafone Group PLC	2,180,915	3,582

WPP PLC	249,070	2,699

		9,265

CONSUMER DISCRETIONARY 1.8%

Barratt Developments PLC	106,331	972

Berkeley Group Holdings PLC	10,472	677

Burberry Group PLC	29,806	728

Compass Group PLC	92,211	1,720

Dixons Carphone PLC	1,045,639	1,658

Fiat Chrysler Automobiles NV (a)	286,051	5,175

Inchcape PLC	123,148	1,084

Kingfisher PLC	711,856	2,630

Marks & Spencer Group PLC	2,133,072	3,957

Next PLC	2,445	236

Persimmon PLC	14,261	538

Taylor Wimpey PLC	224,838	509

William Hill PLC (a)	83,197	306

		20,190

CONSUMER STAPLES 1.0%

British American Tobacco PLC	91,849	3,411

Diageo PLC	28,011	1,108

Imperial Brands PLC	126,512	2,653

J Sainsbury PLC	166,926	513

Reckitt Benckiser Group PLC	4,950	442

Tate & Lyle PLC	23,212	214

Unilever PLC	42,474	2,559

		10,900

ENERGY 0.2%

BP PLC	247,125	853

Subsea 7 S.A.	110,462	1,135

		1,988

FINANCIALS 1.7%

Aviva PLC	739,231	3,288

Barclays PLC	814,384	1,634

Direct Line Insurance Group PLC	190,726	834

HSBC Holdings PLC	1,552,245	8,018

Legal & General Group PLC	109,565	399

Lloyds Banking Group PLC	1,754,041	874

Standard Chartered PLC	387,522	2,461

Standard Life Aberdeen PLC	226,411	868

Virgin Money UK PLC	143,985	265

		18,641

HEALTH CARE 0.5%

AstraZeneca PLC	35,532	3,543

GlaxoSmithKline PLC	102,810	1,881

	SHARES	MARKET VALUE (000S)

Smith & Nephew PLC	24,637	$512

		5,936

INDUSTRIALS 1.3%

Aggreko PLC	27,288	234

Ashtead Group PLC	4,943	233

BAE Systems PLC	135,678	905

CNH Industrial NV (a)	94,871	1,193

easyJet PLC	52,993	601

Ferguson PLC	15,949	1,938

Firstgroup PLC (a)	179,915	183

G4S PLC	157,110	546

International Consolidated Airlines Group S.A.	63,225	138

Meggitt PLC	38,908	247

RELX PLC	14,851	363

Royal Mail PLC	1,472,383	6,786

Travis Perkins PLC	32,008	589

		13,956

INFORMATION TECHNOLOGY 0.0%

Capita PLC (a)	345,694	185

Sage Group PLC	23,204	184

		369

MATERIALS 2.1%

Anglo American PLC	32,022	1,058

DS Smith PLC (a)	48,960	250

Evraz PLC	95,470	610

Mondi PLC	43,368	1,016

Rio Tinto PLC	259,116	19,505

		22,439

UTILITIES 1.3%

Centrica PLC	12,444,820	7,897

National Grid PLC	268,443	3,172

SSE PLC	136,520	2,796

		13,865

Total United Kingdom		117,549

UNITED STATES 0.3%

CONSUMER DISCRETIONARY 0.1%

Carnival PLC	11,949	227

Samsonite International S.A.	201,000	357

		584

HEALTH CARE 0.2%

Bausch Health Cos., Inc. (a)	114,790	2,388

Total United States		2,972

Total Common Stocks (Cost $771,511)		1,083,085

PREFERRED STOCKS 0.3%

GERMANY 0.3%

INDUSTRIALS 0.3%

Henkel AG & Co. KGaA	6,017	679

Schaeffler AG (c)	164,879	1,377

Volkswagen AG	8,071	1,508

		3,564

Total Preferred Stocks (Cost $2,438)		3,564

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	51

Schedule of Investments	PIMCO RAE International Fund	(Cont.)

	SHARES	MARKET VALUE (000S)
REAL ESTATE INVESTMENT TRUSTS 0.4%

AUSTRALIA 0.1%

REAL ESTATE 0.1%

Mirvac Group	138,171	$281

Scentre Group	99,436	213

Stockland	279,329	902

		1,396

Total Australia		1,396

CANADA 0.2%

REAL ESTATE 0.2%

Artis Real Estate Investment Trust	25,660	215

Cominar Real Estate Investment Trust (c)	74,496	475

H&R Real Estate Investment Trust	51,265	535

RioCan Real Estate Investment Trust	23,259	306

		1,531

Total Canada		1,531

FRANCE 0.1%

REAL ESTATE 0.1%

Unibail-Rodamco-Westfield	8,884	701

Total France		701

	SHARES	MARKET VALUE (000S)
HONG KONG 0.0%

REAL ESTATE 0.0%

Link REIT	30,800	$280

Total Hong Kong		280

UNITED KINGDOM 0.0%

REAL ESTATE 0.0%

British Land Co. PLC	61,128	409

Total United Kingdom		409

Total Real Estate Investment Trusts (Cost $3,258)		4,317

RIGHTS 0.0%

SPAIN 0.0%

ENERGY 0.0%

Repsol S.A.	117,656	40

Total Rights (Cost $41)		40

WARRANTS 0.0%

SPAIN 0.0%

INDUSTRIALS 0.0%

Abengoa S.A. ‘B’ - Exp. 03/31/2025 «	226,011	0

Total Warrants (Cost $0)		0

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (f) 0.2%
		$1,829

Total Short-Term Instruments (Cost $1,829)		1,829

Total Investments in Securities (Cost $779,077)		1,092,835

INVESTMENTS IN AFFILIATES 4.2%

SHORT-TERM INSTRUMENTS 4.2%

MUTUAL FUNDS 4.2%

PIMCO Government Money Market Fund
0.150% (b)(c)(d)	45,927,071	45,927

Total Short-Term Instruments (Cost $45,927)		45,927

Total Investments in Affiliates (Cost $45,927)		45,927

Total Investments 104.2% (Cost $825,004)		$1,138,762

Other Assets and Liabilities, net (4.2)%		(45,507)

Net Assets 100.0%		$1,093,255

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
(a)	Security did not produce income within the last twelve months.
(b)	Institutional Class Shares of each Fund.
(c)

Securities with an aggregate market value of $41,532 were out on loan in exchange for $46,075 of cash collateral as of December 31, 2020. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 5 in the Notes to Financial Statements.

(d)	Coupon represents a 7-Day Yield.

(e)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Great-West Lifeco, Inc.	03/12/2020 - 09/01/2020	$215	$306	0.03%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2020	01/04/2021	$1,829	U.S. Treasury Bills 0.000% due 12/30/2021	$(1,866)	$1,829	$1,829

Total Repurchase Agreements						$(1,866)	$1,829	$1,829

52	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2020	(Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$1,829	$0	$0	$0	$1,829	$(1,866)	$(37)

Master Securities Lending Agreement
BCY	0	0	0	1,873	1,873	(1,994)	(121)
BMO	0	0	0	1,737	1,737	(1,825)	(88)
BOS	0	0	0	1,237	1,237	(1,328)	(91)
BSN	0	0	0	2,543	2,543	(2,778)	(235)
FOB	0	0	0	2,825	2,825	(2,971)	(146)
GSC	0	0	0	7,948	7,948	(9,928)	(1,980)
MBC	0	0	0	842	842	(884)	(42)
MSC	0	0	0	4,873	4,873	(5,460)	(587)
SAL	0	0	0	15,593	15,593	(16,732)	(1,139)
UBS	0	0	0	2,061	2,061	(2,175)	(114)

Total Borrowings and Other Financing Transactions	$1,829	$0	$0	$41,532

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(2)
Preferred Securities	$1,210	$0	$0	$0	$1,210
Common Stocks	44,717	0	0	0	44,717
Real Estate Investment Trusts	104	0	0	0	104
Rights	44	0	0	0	44

Total Borrowings	$46,075	$0	$0	$0	$46,075

Payable for securities on loan - cash collateral					$46,075

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(2)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$13	$0	$13

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	53

Schedule of Investments	PIMCO RAE International Fund	(Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Securities, at Value
Common Stocks
Australia
Communication Services	$0	$4,562	$0	$4,562
Consumer Discretionary	0	4,020	0	4,020
Consumer Staples	0	8,092	0	8,092
Energy	0	682	0	682
Financials	0	28,278	0	28,278
Health Care	0	229	0	229
Industrials	0	3,356	0	3,356
Materials	0	20,238	0	20,238
Real Estate	0	315	0	315
Utilities	0	898	0	898
Austria
Financials	0	253	0	253
Industrials	0	335	0	335
Materials	0	2,628	0	2,628
Belgium
Communication Services	0	669	0	669
Consumer Staples	999	1,937	0	2,936
Financials	0	3,362	0	3,362
Health Care	0	1,699	0	1,699
Industrials	0	227	0	227
Materials	0	1,131	0	1,131
Canada
Communication Services	2,006	0	0	2,006
Consumer Discretionary	17,507	0	0	17,507
Consumer Staples	2,422	0	0	2,422
Energy	4,937	0	0	4,937
Financials	12,362	0	0	12,362
Industrials	4,963	0	0	4,963
Materials	5,225	0	0	5,225
Utilities	3,439	0	0	3,439
Denmark
Consumer Discretionary	0	461	0	461
Consumer Staples	0	757	0	757
Financials	0	1,666	0	1,666
Health Care	0	348	0	348
Industrials	0	5,092	0	5,092
Finland
Financials	0	5,923	0	5,923
Industrials	0	512	0	512
Information Technology	0	593	0	593
Materials	0	1,163	0	1,163
France
Communication Services	0	6,414	0	6,414
Consumer Discretionary	0	19,612	0	19,612
Consumer Staples	0	6,242	0	6,242
Energy	0	3,123	0	3,123
Financials	0	8,053	0	8,053
Health Care	0	5,093	0	5,093
Industrials	0	21,185	0	21,185
Information Technology	0	822	0	822
Materials	0	452	0	452
Utilities	0	16,476	0	16,476
Germany
Communication Services	0	5,215	0	5,215
Consumer Discretionary	769	20,057	0	20,826
Consumer Staples	0	3,038	0	3,038
Financials	0	20,405	0	20,405
Health Care	0	4,266	0	4,266
Industrials	1,481	32,896	0	34,377
Information Technology	0	966	0	966
Materials	1,497	27,509	0	29,006
Utilities	0	6,149	0	6,149
Hong Kong
Communication Services	0	462	0	462

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Consumer Discretionary	$0	$2,231	$0	$2,231
Financials	0	803	0	803
Industrials	0	1,668	0	1,668
Information Technology	0	8,872	0	8,872
Materials	0	231	0	231
Real Estate	0	8,948	0	8,948
Ireland
Financials	0	951	0	951
Health Care	5,266	0	0	5,266
Industrials	974	484	0	1,458
Materials	922	761	0	1,683
Israel
Communication Services	0	1,654	0	1,654
Energy	0	284	0	284
Financials	0	1,984	0	1,984
Health Care	9,607	0	0	9,607
Materials	0	714	0	714
Italy
Communication Services	0	2,890	0	2,890
Energy	0	2,098	0	2,098
Financials	0	14,558	0	14,558
Industrials	0	656	0	656
Utilities	0	11,934	0	11,934
Japan
Communication Services	0	17,967	0	17,967
Consumer Discretionary	0	65,115	0	65,115
Consumer Staples	0	16,076	0	16,076
Energy	0	2,419	0	2,419
Financials	0	38,357	0	38,357
Health Care	0	11,113	0	11,113
Industrials	0	44,983	0	44,983
Information Technology	0	60,655	0	60,655
Materials	0	28,678	0	28,678
Real Estate	0	2,430	0	2,430
Utilities	0	8,741	0	8,741
Luxembourg
Communication Services	0	2,022	0	2,022
Energy	0	1,029	0	1,029
Materials	0	35,086	0	35,086
Macau
Consumer Discretionary	0	877	0	877
Netherlands
Communication Services	897	1,005	0	1,902
Consumer Staples	536	3,393	0	3,929
Energy	0	15,532	0	15,532
Financials	0	3,599	0	3,599
Health Care	0	2,021	0	2,021
Industrials	0	9,693	0	9,693
Information Technology	4,357	0	0	4,357
Materials	0	1,189	0	1,189
New Zealand
Communication Services	0	653	0	653
Industrials	0	790	0	790
Materials	0	1,209	0	1,209
Utilities	0	1,510	0	1,510
Norway
Communication Services	0	2,634	0	2,634
Consumer Staples	201	539	0	740
Energy	0	2,845	0	2,845
Financials	0	518	0	518
Materials	0	7,085	0	7,085
Portugal
Utilities	0	4,275	0	4,275
Singapore
Communication Services	0	585	0	585
Consumer Staples	0	304	0	304
Financials	0	1,734	0	1,734

54	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2020	(Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Industrials	$0	$2,376	$0	$2,376
South Africa
Financials	0	209	0	209
Spain
Communication Services	0	4,407	0	4,407
Consumer Discretionary	0	378	0	378
Energy	0	1,167	0	1,167
Financials	0	12,105	0	12,105
Industrials	0	1,260	0	1,260
Utilities	0	6,336	0	6,336
Sweden
Communication Services	0	543	0	543
Consumer Discretionary	456	1,961	0	2,417
Financials	0	2,432	0	2,432
Industrials	0	5,310	0	5,310
Switzerland
Communication Services	0	1,166	0	1,166
Consumer Discretionary	738	7,717	0	8,455
Consumer Staples	0	12,099	0	12,099
Financials	0	19,410	0	19,410
Health Care	0	16,855	0	16,855
Industrials	989	9,575	0	10,564
Information Technology	929	3,426	0	4,355
Materials	0	4,110	0	4,110
United Kingdom
Communication Services	0	9,265	0	9,265
Consumer Discretionary	5,175	15,015	0	20,190
Consumer Staples	1,195	9,705	0	10,900
Energy	0	1,988	0	1,988
Financials	0	18,641	0	18,641
Health Care	0	5,936	0	5,936
Industrials	0	13,956	0	13,956
Information Technology	0	369	0	369

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Materials	$0	$22,439	$0	$22,439
Utilities	0	13,865	0	13,865
United States
Consumer Discretionary	0	584	0	584
Health Care	2,388	0	0	2,388
Preferred Stocks
Germany
Industrials	1,377	2,187	0	3,564
Real Estate Investment Trusts
Australia
Real Estate	0	1,396	0	1,396
Canada
Real Estate	1,531	0	0	1,531
France
Real Estate	0	701	0	701
Hong Kong
Real Estate	0	280	0	280
United Kingdom
Real Estate	0	409	0	409
Rights
Spain
Energy	40	0	0	40
Short-Term Instruments
Repurchase Agreements	0	1,829	0	1,829

	$95,185	$997,650	$0	$1,092,835

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	45,927	0	0	45,927

Total Investments	$141,112	$997,650	$0	$1,138,762

There were no significant transfers into or out of Level 3 during the period ended December 31, 2020.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	55

Schedule of Investments	PIMCO RAE US Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.0%

COMMON STOCKS 98.9%

LUXEMBOURG 0.0%

MATERIALS 0.0%

Ternium S.A. SP - ADR (a)	7,834	$228

Total Luxembourg		228

SWITZERLAND 0.0%

FINANCIALS 0.0%

Chubb Ltd.	902	139

Total Switzerland		139

UNITED KINGDOM 0.4%

COMMUNICATION SERVICES 0.3%

Liberty Global PLC (a)	89,916	2,127

CONSUMER DISCRETIONARY 0.0%

Capri Holdings Ltd. (a)	4,222	177

CONSUMER STAPLES 0.0%

Coca-Cola European Partners PLC	3,802	189

INDUSTRIALS 0.0%

Pentair PLC	3,438	183

MATERIALS 0.1%

Linde PLC	1,861	490

Total United Kingdom		3,166

UNITED STATES 98.5%

COMMUNICATION SERVICES 4.3%

Alphabet, Inc. ‘C’ (a)	536	939

Altice USA, Inc. ‘A’ (a)	36,177	1,370

AT&T, Inc.	77,243	2,222

CenturyLink, Inc.	198,461	1,935

Charter Communications, Inc. ‘A’ (a)	520	344

Comcast Corp. ‘A’	35,533	1,862

Facebook, Inc. ‘A’ (a)	398	109

Interpublic Group of Cos., Inc.	6,708	158

Liberty Latin America Ltd. ‘C’ (a)	10,591	117

Liberty Media Corp-Liberty SiriusXM ‘C’ (a)	41,716	1,815

News Corp. ‘A’	6,937	125

Omnicom Group, Inc.	19,694	1,228

T-Mobile US, Inc.	20,328	2,741

Telephone & Data Systems, Inc.	8,075	150

Verizon Communications, Inc.	179,868	10,567

ViacomCBS, Inc. ‘B’	111,911	4,170

Walt Disney Co.	22,796	4,130

		33,982

CONSUMER DISCRETIONARY 11.9%

Adient PLC (a)	40,490	1,408

Aramark	2,407	93

AutoNation, Inc. (a)	6,537	456

Bed Bath & Beyond, Inc. (c)	420,642	7,471

Best Buy Co., Inc.	46,364	4,627

Booking Holdings, Inc. (a)	67	149

	SHARES	MARKET VALUE (000S)

CarMax, Inc. (a)	1,796	$170

Carnival Corp.	13,700	297

Carter’s, Inc.	967	91

Dick’s Sporting Goods, Inc.	14,135	794

Dillard’s, Inc. ‘A’ (c)	20,399	1,286

Dollar General Corp.	5,076	1,067

eBay, Inc.	143,316	7,202

Expedia Group, Inc.	9,566	1,266

Foot Locker, Inc.	24,797	1,003

Ford Motor Co.	374,482	3,292

GameStop Corp. ‘A’ (a)(c)	50,413	950

Gap, Inc.	65,458	1,322

General Motors Co.	55,707	2,320

Goodyear Tire & Rubber Co.	113,979	1,243

H&R Block, Inc.	6,149	97

Harley-Davidson, Inc.	3,484	128

Hasbro, Inc.	1,156	108

Home Depot, Inc.	8,654	2,299

International Game Technology PLC	10,989	186

Kohl’s Corp.	231,940	9,438

L Brands, Inc.	54,857	2,040

Las Vegas Sands Corp.	16,859	1,005

Lear Corp.	9,040	1,438

LKQ Corp. (a)	4,892	172

Lowe’s Cos., Inc.	37,541	6,026

Macy’s, Inc. (c)	304,996	3,431

Mattel, Inc. (a)	19,027	332

McDonald’s Corp.	8,037	1,725

MGM Resorts International	3,494	110

Mohawk Industries, Inc. (a)	726	102

Newell Brands, Inc.	17,926	380

NIKE, Inc. ‘B’	5,822	824

Nordstrom, Inc. (c)	83,454	2,605

NVR, Inc. (a)	19	77

O’Reilly Automotive, Inc. (a)	176	80

ODP Corp.	10,415	305

Penske Automotive Group, Inc.	1,292	77

Polaris, Inc.	1,118	106

PulteGroup, Inc.	18,662	805

PVH Corp.	1,809	170

Qurate Retail, Inc.	351,789	3,859

Ralph Lauren Corp.	1,157	120

Royal Caribbean Cruises Ltd.	2,536	189

Sally Beauty Holdings, Inc. (a)	16,750	218

Signet Jewelers Ltd.	19,635	535

Six Flags Entertainment Corp.	3,477	118

Starbucks Corp.	3,144	336

Tapestry, Inc.	6,476	201

Target Corp.	60,499	10,680

TJX Cos., Inc.	12,826	876

Urban Outfitters, Inc. (a)	3,791	97

Visteon Corp. (a)	26,758	3,359

Wendy’s Co.	5,796	127

Whirlpool Corp.	8,381	1,513

Williams-Sonoma, Inc.	913	93

Wyndham Destinations, Inc.	3,721	167

Yum! Brands, Inc.	14,148	1,536

		94,597

CONSUMER STAPLES 10.7%

Altria Group, Inc.	59,220	2,428

Archer-Daniels-Midland Co.	55,288	2,787

Bunge Ltd.	36,899	2,420

	SHARES	MARKET VALUE (000S)

Campbell Soup Co.	2,405	$116

Coca-Cola Co.	93,590	5,132

Colgate-Palmolive Co.	27,666	2,366

Conagra Brands, Inc.	6,503	236

Costco Wholesale Corp.	3,473	1,308

General Mills, Inc.	22,334	1,313

Herbalife Nutrition Ltd. (a)	5,766	277

Hershey Co.	787	120

Ingredion, Inc.	8,740	688

JM Smucker Co.	2,618	303

Kellogg Co.	3,482	217

Kimberly-Clark Corp.	11,928	1,608

Kraft Heinz Co.	59,644	2,067

Kroger Co.	417,227	13,251

Molson Coors Brewing Co. ‘B’	16,260	735

Mondelez International, Inc. ‘A’	53,038	3,101

PepsiCo, Inc.	58,168	8,626

Philip Morris International, Inc.	63,304	5,241

Procter & Gamble Co.	104,828	14,586

Rite Aid Corp. (a)(c)	38,468	609

Spectrum Brands Holdings, Inc.	3,090	244

Sysco Corp.	12,009	892

Tyson Foods, Inc. ‘A’	2,732	176

U.S. Foods Holding Corp. (a)	23,594	786

Walgreens Boots Alliance, Inc.	43,407	1,731

Walmart, Inc.	84,711	12,211

		85,575

ENERGY 3.5%

Antero Resources Corp. (a)	132,585	723

Apache Corp.	84,553	1,200

Baker Hughes Co.	25,214	526

Chevron Corp.	19,796	1,672

ConocoPhillips	179,729	7,187

Exxon Mobil Corp.	145,538	5,999

Hess Corp.	2,018	106

HollyFrontier Corp.	87,549	2,263

Kinder Morgan, Inc.	19,842	271

Marathon Oil Corp.	295,008	1,968

Marathon Petroleum Corp.	6,183	256

Murphy Oil Corp.	34,516	418

Nabors Industries Ltd.	2,073	121

NOV, Inc.	19,796	272

Occidental Petroleum Corp.	36,280	628

PBF Energy, Inc. ‘A’	6,979	50

Phillips 66	19,794	1,384

Range Resources Corp.	81,191	544

Schlumberger NV	4,564	100

Transocean Ltd. (a)(c)	85,387	197

Valero Energy Corp.	31,366	1,774

Williams Cos., Inc.	7,801	156

World Fuel Services Corp.	10,732	334

		28,149

FINANCIALS 9.9%

Affiliated Managers Group, Inc.	1,326	135

Aflac, Inc.	32,729	1,455

Allstate Corp.	25,157	2,766

Ally Financial, Inc.	39,773	1,418

American Express Co.	6,101	738

American International Group, Inc.	182,764	6,919

Ameriprise Financial, Inc.	12,085	2,349

Aon PLC	568	120

56	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2020	(Unaudited)

	SHARES	MARKET VALUE (000S)

Assurant, Inc.	823	$112

Bank of America Corp.	59,962	1,817

Bank of New York Mellon Corp.	30,470	1,293

Berkshire Hathaway, Inc. ‘B’ (a)	6,384	1,480

BlackRock, Inc.	2,257	1,629

Brighthouse Financial, Inc. (a)	4,447	161

Capital One Financial Corp.	35,850	3,544

CIT Group, Inc.	33,470	1,202

Citigroup, Inc.	113,678	7,009

Citizens Financial Group, Inc.	12,056	431

CNO Financial Group, Inc.	12,106	269

Comerica, Inc.	2,582	144

Discover Financial Services	19,574	1,772

Equitable Holdings, Inc.	6,903	177

Fifth Third Bancorp	29,648	817

Franklin Resources, Inc.	220,261	5,504

Genworth Financial, Inc. ‘A’ (a)	188,480	712

Goldman Sachs Group, Inc.	5,594	1,475

Hartford Financial Services Group, Inc.	1,613	79

Invesco Ltd.	39,145	682

Jefferies Financial Group, Inc.	35,210	866

JPMorgan Chase & Co.	38,134	4,846

Lincoln National Corp.	10,785	543

Loews Corp.	19,303	869

MetLife, Inc.	62,628	2,940

Morgan Stanley	4,508	309

Navient Corp.	103,533	1,017

New York Community Bancorp, Inc.	15,879	168

Old Republic International Corp.	6,645	131

OneMain Holdings, Inc.	2,793	135

PNC Financial Services Group, Inc.	8,952	1,334

Principal Financial Group, Inc.	4,438	220

Prudential Financial, Inc.	6,608	516

Regions Financial Corp.	13,158	212

Santander Consumer USA Holdings, Inc.	6,832	150

State Street Corp.	8,895	647

Synchrony Financial	15,838	550

T Rowe Price Group, Inc.	1,090	165

Travelers Cos., Inc.	31,125	4,369

U.S. Bancorp	20,467	954

Unum Group	11,965	274

Voya Financial, Inc.	44,263	2,603

Wells Fargo & Co.	301,145	9,089

		79,116

HEALTH CARE 19.2%

AbbVie, Inc.	181,880	19,488

AmerisourceBergen Corp.	936	92

Amgen, Inc.	92,551	21,279

Anthem, Inc.	16,768	5,384

Biogen, Inc. (a)	12,448	3,048

Bristol-Myers Squibb Co.	42,299	2,624

Brookdale Senior Living, Inc. (a)	18,307	81

Cardinal Health, Inc.	24,984	1,338

Cigna Corp.	5,986	1,246

CVS Health Corp.	33,163	2,265

DaVita, Inc. (a)	29,445	3,457

Dentsply Sirona, Inc.	2,246	118

Eli Lilly & Co.	1,552	262

Gilead Sciences, Inc.	398,318	23,206

HCA Healthcare, Inc.	29,820	4,904

Henry Schein, Inc. (a)	1,747	117

	SHARES	MARKET VALUE (000S)

Humana, Inc.	10,935	$4,486

Johnson & Johnson	61,664	9,705

McKesson Corp.	53,311	9,272

MEDNAX, Inc. (a)	8,342	205

Merck & Co., Inc.	97,397	7,967

Pfizer, Inc.	710,906	26,168

Quest Diagnostics, Inc.	4,589	547

Tenet Healthcare Corp. (a)	11,904	475

United Therapeutics Corp. (a)	801	122

UnitedHealth Group, Inc.	5,836	2,047

Universal Health Services, Inc. ‘B’	3,995	549

Viatris, Inc. (a)	109,393	2,050

		152,502

INDUSTRIALS 8.3%

3M Co.	14,628	2,557

AGCO Corp.	9,760	1,006

Alaska Air Group, Inc.	7,830	407

Allison Transmission Holdings, Inc.	2,579	111

American Airlines Group, Inc. (c)	61,627	972

Avis Budget Group, Inc. (a)	10,743	401

Boeing Co.	3,536	757

Carrier Global Corp.	7,765	293

Caterpillar, Inc.	9,065	1,650

CH Robinson Worldwide, Inc.	8,851	831

Colfax Corp. (a)	2,166	83

CSX Corp.	1,691	153

Cummins, Inc.	6,214	1,411

Deere & Co.	803	216

Delta Air Lines, Inc.	6,076	244

Dover Corp.	833	105

Eaton Corp. PLC	25,120	3,018

Emerson Electric Co.	27,004	2,170

Expeditors International of Washington, Inc.	7,049	670

FedEx Corp.	34,211	8,882

Fluor Corp.	209,235	3,341

Fortune Brands Home & Security, Inc.	2,375	204

General Dynamics Corp.	3,731	555

General Electric Co.	1,290,530	13,938

Honeywell International, Inc.	7,041	1,498

Howmet Aerospace, Inc.	4,000	114

Illinois Tool Works, Inc.	12,086	2,464

JetBlue Airways Corp. (a)	22,685	330

Johnson Controls International PLC	3,280	153

Lockheed Martin Corp.	792	281

Macquarie Infrastructure Corp.	3,169	119

ManpowerGroup, Inc.	37,836	3,412

Masco Corp.	1,741	96

Neilsen Holdings PLC	54,011	1,127

Norfolk Southern Corp.	1,742	414

Northrop Grumman Corp.	1,083	330

Otis Worldwide Corp.	3,882	262

Owens Corning	2,625	199

Pitney Bowes, Inc.	31,056	191

Quanta Services, Inc.	5,319	383

Raytheon Technologies Corp.	11,420	817

Robert Half International, Inc.	4,261	266

Ryder System, Inc.	6,560	405

Southwest Airlines Co.	20,375	950

	SHARES	MARKET VALUE (000S)

Spirit AeroSystems Holdings, Inc. ‘A’	79,420	$3,105

Textron, Inc.	1,416	68

Union Pacific Corp.	16,174	3,368

United Airlines Holdings, Inc. (a)	2,768	120

United Rentals, Inc. (a)	1,149	266

Waste Management, Inc.	872	103

WW Grainger, Inc.	1,819	743

XPO Logistics, Inc. (a)	1,927	230

		65,789

INFORMATION TECHNOLOGY 24.4%

Activision Blizzard, Inc.	46,001	4,271

Alliance Data Systems Corp.	19,530	1,447

Amdocs Ltd.	8,978	637

Apple, Inc.	277,498	36,821

Applied Materials, Inc.	66,228	5,715

Arrow Electronics, Inc. (a)	14,773	1,437

Avnet, Inc.	33,054	1,161

Booz Allen Hamilton Holding Corp.	1,117	97

Cisco Systems, Inc.	443,076	19,828

Citrix Systems, Inc.	10,919	1,421

Cognizant Technology Solutions Corp. ‘A’	2,748	225

Corning, Inc.	108,618	3,910

Dell Technologies, Inc. ‘C’ (a)	8,300	608

DXC Technology Co.	89,861	2,314

Electronic Arts, Inc.	16,077	2,309

F5 Networks, Inc. (a)	4,000	704

Flex Ltd. (a)	75,308	1,354

Hewlett Packard Enterprise Co.	241,526	2,862

HP, Inc.	83,795	2,061

Intel Corp.	210,974	10,511

International Business Machines Corp.	112,712	14,188

Jabil, Inc.	33,111	1,408

Juniper Networks, Inc.	88,480	1,992

KLA Corp.	5,181	1,341

Lam Research Corp.	776	367

Leidos Holdings, Inc.	2,282	240

Micron Technology, Inc. (a)	52,956	3,981

Microsoft Corp.	75,195	16,725

Motorola Solutions, Inc.	1,454	247

NCR Corp. (a)	5,731	215

NetApp, Inc.	103,968	6,887

NortonLifeLock, Inc.	191,986	3,989

Oracle Corp.	131,027	8,476

Qorvo, Inc. (a)	5,387	896

QUALCOMM, Inc.	125,830	19,169

Seagate Technology PLC	61,700	3,835

Skyworks Solutions, Inc.	2,638	403

Teradata Corp. (a)	8,526	192

Texas Instruments, Inc.	22,495	3,692

Western Digital Corp.	99,125	5,491

Western Union Co.	20,097	441

		193,868

MATERIALS 2.0%

Alcoa Corp. (a)	90,764	2,092

DuPont de Nemours, Inc.	4,717	335

Eastman Chemical Co.	8,457	848

Huntsman Corp.	18,004	453

International Paper Co.	41,783	2,078

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	57

Schedule of Investments	PIMCO RAE US Fund	(Cont.)

	SHARES	MARKET VALUE (000S)

LyondellBasell Industries NV ‘A’	60,794	$5,572

Mosaic Co.	53,885	1,240

Packaging Corp. of America	600	83

PPG Industries, Inc.	12,990	1,873

Reliance Steel & Aluminum Co.	7,356	881

Sealed Air Corp.	9,674	443

WestRock Co.	4,494	196

		16,094

REAL ESTATE 0.0%

Jones Lang LaSalle, Inc.	741	110

UTILITIES 4.3%

AES Corp.	133,663	3,141

Ameren Corp.	17,543	1,369

American Electric Power Co., Inc.	36,259	3,019

CenterPoint Energy, Inc.	13,808	299

CMS Energy Corp.	2,393	146

Consolidated Edison, Inc.	9,293	672

Dominion Energy, Inc.	3,453	260

DTE Energy Co.	1,562	190

Duke Energy Corp.	52,770	4,832

Edison International	8,388	527

Entergy Corp.	5,411	540

Eversource Energy	16,670	1,442

Exelon Corp.	136,559	5,765

FirstEnergy Corp.	17,966	550

NextEra Energy, Inc.	1,818	140

Pinnacle West Capital Corp.	10,562	844

PPL Corp.	75,162	2,120

Public Service Enterprise Group, Inc.	31,438	1,833

	SHARES	MARKET VALUE (000S)

Sempra Energy	950	$121

Southern Co.	63,429	3,896

UGI Corp.	7,039	246

Vistra Corp.	10,208	201

WEC Energy Group, Inc.	3,618	333

Xcel Energy, Inc.	30,668	2,045

		34,531

Total United States		784,313

Total Common Stocks (Cost $557,269)		787,846

REAL ESTATE INVESTMENT TRUSTS 0.7%

UNITED STATES 0.7%

FINANCIALS 0.0%

Annaly Capital Management, Inc.	21,727	184

Starwood Property Trust, Inc.	4,419	85

		269

REAL ESTATE 0.7%

Brixmor Property Group, Inc.	5,578	92

Colony Capital, Inc.	28,639	138

CoreCivic, Inc.	11,615	76

Diversified Healthcare Trust	20,826	86

Host Hotels & Resorts, Inc.	31,239	457

Iron Mountain, Inc.	16,391	483

Macerich Co. (c)	6,345	68

Park Hotels & Resorts, Inc.	83,893	1,439

Service Properties Trust	9,865	113

SL Green Realty Corp.	1,874	112

Ventas, Inc.	28,514	1,398

VEREIT, Inc.	2,690	102

	SHARES	MARKET VALUE (000S)

Welltower, Inc.	1,868	$121

Weyerhaeuser Co.	15,364	515

		5,200

Total Real Estate Investment Trusts (Cost $5,466)		5,469

SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (e) 0.4%
		2,951

Total Short-Term Instruments (Cost $2,951)		2,951

Total Investments in Securities (Cost $565,686)		796,266

INVESTMENTS IN AFFILIATES 1.8%

SHORT-TERM INSTRUMENTS 1.8%

MUTUAL FUNDS 1.8%

PIMCO Government Money Market Fund
0.150% (b)(c)(d)	14,270,242	14,270

Total Short-Term Instruments (Cost $14,270)		14,270

Total Investments in Affiliates (Cost $14,270)		14,270

Total Investments 101.8% (Cost $579,956)		$810,536

Other Assets and Liabilities, net (1.8)%		(14,507)

Net Assets 100.0%		$796,029

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.
(b)	Institutional Class Shares of each Fund.
(c)

Securities with an aggregate market value of $13,982 were out on loan in exchange for $14,270 of cash collateral as of December 31, 2020. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 5 in the Notes to Financial Statements.

(d)	Coupon represents a 7-Day Yield.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2020	01/04/2021	$2,951	U.S. Treasury Bills 0.000% due 12/30/2021	$(3,010)	$2,951	$2,951

Total Repurchase Agreements						$(3,010)	$2,951	$2,951

58	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2020	(Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$2,951	$0	$0	$0	$2,951	$(3,010)	$(59)

Master Securities Lending Agreement
GSC	0	0	0	10,340	10,340	(10,552)	(212)
MSC	0	0	0	3,642	3,642	(3,718)	(76)

Total Borrowings and Other Financing Transactions	$2,951	$0	$0	$13,982

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(2)
Common Stocks	$14,202	$0	$0	$0	$14,202
Real Estate Investment Trusts	68	0	0	0	68

Total Borrowings	$14,270	$0	$0	$0	$14,270

Payable for securities on loan - cash collateral					$14,270

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(2)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Securities, at Value
Common Stocks
Luxembourg
Materials	$228	$0	$0	$228
Switzerland
Financials	139	0	0	139
United Kingdom
Communication Services	2,127	0	0	2,127
Consumer Discretionary	177	0	0	177
Consumer Staples	189	0	0	189
Industrials	183	0	0	183
Materials	490	0	0	490
United States
Communication Services	33,982	0	0	33,982
Consumer Discretionary	94,597	0	0	94,597
Consumer Staples	85,575	0	0	85,575
Energy	28,149	0	0	28,149
Financials	79,116	0	0	79,116
Health Care	152,502	0	0	152,502
Industrials	65,789	0	0	65,789

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Information Technology	$193,868	$0	$0	$193,868
Materials	16,094	0	0	16,094
Real Estate	110	0	0	110
Utilities	34,531	0	0	34,531
Real Estate Investment Trusts
United States
Financials	269	0	0	269
Real Estate	5,200	0	0	5,200
Short-Term Instruments
Repurchase Agreements	0	2,951	0	2,951

	$793,315	$2,951	$0	$796,266

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	14,270	0	0	14,270

Total Investments	$807,585	$2,951	$0	$810,536

There were no significant transfers into or out of Level 3 during the period ended December 31, 2020.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	59

Schedule of Investments	PIMCO RAE US Small Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.9%

COMMON STOCKS 92.1%

LUXEMBOURG 0.0%

MATERIALS 0.0%

Orion Engineered Carbons S.A.	7,593	$130

Total Luxembourg		130

UNITED KINGDOM 0.3%

CONSUMER STAPLES 0.1%

Nomad Foods Ltd. (a)	8,868	226

FINANCIALS 0.2%

Janus Henderson Group PLC	39,399	1,281

INFORMATION TECHNOLOGY 0.0%

Cardtronics PLC ‘A’ (a)	2,107	74

MATERIALS 0.0%

Venator Materials PLC (a)	23,968	79

Total United Kingdom		1,660

UNITED STATES 91.8%

COMMUNICATION SERVICES 2.0%

AMC Entertainment Holdings, Inc. ‘A’ (c)	142,204	301

AMC Networks, Inc. ‘A’ (a)(c)	16,179	579

ATN International, Inc.	1,438	60

Cars.com, Inc. (a)	27,269	308

Cinemark Holdings, Inc. (c)	57,776	1,006

Clear Channel Outdoor Holdings, Inc. (a)	300,000	495

Cogent Communications Holdings, Inc.	2,139	128

Comscore, Inc. (a)	24,406	61

Consolidated Communications Holdings, Inc. (a)	38,181	187

Entercom Communications Corp. ‘A’	16,804	42

Gannett Co., Inc. (a)	25,291	85

Gray Television, Inc. (a)	5,565	100

iHeartMedia, Inc. ‘A’ (a)	63,092	819

Iridium Communications, Inc. (a)	5,572	219

John Wiley & Sons, Inc. ‘A’	24,495	1,118

Lions Gate Entertainment Corp. ‘A’ (a)	60,489	688

Marcus Corp.	4,083	55

Meredith Corp.	7,251	139

MSG Networks, Inc. ‘A’ (a)	4,103	60

NII Holdings, Inc.	22,836	47

Scholastic Corp.	15,130	378

Shenandoah Telecommunications Co.	1,835	79

Sinclair Broadcast Group, Inc. ‘A’	41,258	1,314

TEGNA, Inc.	120,266	1,678

TripAdvisor, Inc. (a)	24,998	719

TrueCar, Inc. (a)	11,065	46

Vonage Holdings Corp. (a)	14,029	181

Yelp, Inc. (a)	4,372	143

		11,035

CONSUMER DISCRETIONARY 17.6%

Aaron’s Co., Inc. (a)	12,213	232

	SHARES	MARKET VALUE (000S)

Abercrombie & Fitch Co. ‘A’	468,593	$9,541

Acushnet Holdings Corp.	9,861	400

Adtalem Global Education, Inc. (a)	16,714	567

American Axle & Manufacturing Holdings, Inc. (a)	58,074	484

American Eagle Outfitters, Inc.	75,584	1,517

American Outdoor Brands, Inc. (a)	9,254	158

Asbury Automotive Group, Inc. (a)	19,601	2,857

At Home Group, Inc. (a)	8,256	128

Big Lots, Inc.	24,548	1,054

BJ’s Restaurants, Inc.	2,565	99

Bloomin’ Brands, Inc.	67,654	1,314

Boyd Gaming Corp.	7,235	311

Brinker International, Inc.	59,770	3,381

Buckle, Inc. (c)	42,728	1,248

Caesars Entertainment, Inc. (a)	1,391	103

Caleres, Inc.	9,592	150

Callaway Golf Co.	3,234	78

Camping World Holdings, Inc. ‘A’	3,868	101

Cavco Industries, Inc. (a)	266	47

Century Communities, Inc. (a)	1,766	77

Cheesecake Factory, Inc.	96,953	3,593

Chico’s FAS, Inc.	108,200	172

Children’s Place, Inc.	4,417	221

Churchill Downs, Inc.	5,903	1,150

Conn’s, Inc. (a)	8,303	97

Cooper Tire & Rubber Co.	47,300	1,916

Cooper-Standard Holding, Inc. (a)	10,940	379

Core-Mark Holding Co., Inc.	116,961	3,435

Cracker Barrel Old Country Store, Inc.	5,563	734

Crocs, Inc. (a)	2,384	149

Dana, Inc.	69,597	1,359

Dave & Buster’s Entertainment, Inc.	3,147	94

Deckers Outdoor Corp. (a)	7,278	2,087

Denny’s Corp. (a)	5,132	75

Designer Brands, Inc.	55,054	421

Dine Brands Global, Inc.	950	55

Dorman Products, Inc. (a)	2,222	193

Extended Stay America, Inc.	83,927	1,243

Floor & Decor Holdings, Inc. (a)	1,552	144

Fossil Group, Inc. (a)	51,053	443

frontdoor, Inc. (a)	4,367	219

G-III Apparel Group Ltd. (a)	19,946	474

Genesco, Inc. (a)	8,674	261

Gentherm, Inc. (a)	2,594	169

GoPro, Inc. ‘A’ (a)	15,066	125

Graham Holdings Co. ‘B’	2,272	1,212

Group 1 Automotive, Inc.	19,173	2,514

Groupon, Inc. (a)	24,164	918

Guess?, Inc.	29,813	674

Helen of Troy Ltd. (a)	8,351	1,855

Hilton Grand Vacations, Inc. (a)	35,494	1,113

Houghton Mifflin Harcourt Co. (a)	220,713	735

Installed Building Products, Inc. (a)	972	99

iRobot Corp. (a)	836	67

Jack in the Box, Inc.	62,146	5,767

KB Home	29,391	985

La-Z-Boy, Inc.	21,892	872

Laureate Education, Inc. ‘A’ (a)	8,903	130

LCI Industries	1,289	167

LGI Homes, Inc. (a)	974	103

Lithia Motors, Inc. ‘A’	4,853	1,420

M/I Homes, Inc. (a)	8,592	381

MDC Holdings, Inc.	18,897	918

	SHARES	MARKET VALUE (000S)

Meritage Homes Corp. (a)	16,774	$1,389

Michaels Cos., Inc. (a)	47,324	616

Modine Manufacturing Co. (a)	8,280	104

Monro, Inc.	1,633	87

Movado Group, Inc.	3,517	58

Murphy USA, Inc.	17,631	2,307

National Vision Holdings, Inc. (a)	3,100	140

ODP Corp.	32,306	947

Oxford Industries, Inc.	1,837	120

Papa John’s International, Inc.	6,976	592

Party City Holdco, Inc. (a)	80,632	496

Penn National Gaming, Inc. (a)	17,518	1,513

Perdoceo Education Corp. (a)	4,355	55

Red Rock Resorts, Inc. ‘A’	9,629	241

Regis Corp. (a)	9,373	86

Rent-A-Center, Inc.	16,167	619

RH - Restoration Hardware Holdings, Inc. (a)	1,234	552

Scientific Games Corp. ‘A’ (a)	5,060	210

SeaWorld Entertainment, Inc. (a)	23,374	738

Signet Jewelers Ltd.	392,497	10,703

Sleep Number Corp. (a)	4,108	336

Smith & Wesson Brands, Inc.	11,992	213

Sonic Automotive, Inc. ‘A’	32,430	1,251

Stamps.com, Inc. (a)	949	186

Standard Motor Products, Inc.	1,177	48

Steven Madden Ltd.	19,400	685

Strategic Education, Inc.	417	40

Stride, Inc. (a)	4,079	87

Sturm Ruger & Co., Inc.	1,828	119

Taylor Morrison Home Corp. ‘A’ (a)	17,025	437

Tempur Sealy International, Inc. (a)	71,043	1,918

Tenneco, Inc. ‘A’ (a)	140,567	1,490

Thor Industries, Inc.	15,220	1,415

TopBuild Corp. (a)	1,759	324

TRI Pointe Group, Inc. (a)	50,122	865

Tupperware Brands Corp. (a)	66,159	2,143

Winnebago Industries, Inc.	1,145	69

Wolverine World Wide, Inc.	23,998	750

WW International, Inc. (a)	4,151	101

Zumiez, Inc. (a)	1,946	72

		97,107

CONSUMER STAPLES 8.8%

Andersons, Inc.	3,420	84

B&G Foods, Inc. (c)	104,605	2,901

BJ’s Wholesale Club Holdings, Inc. (a)	7,435	277

Boston Beer Co., Inc. ‘A’ (a)	1,272	1,265

Central Garden & Pet Co. ‘A’ (a)	6,072	221

Chefs’ Warehouse, Inc. (a)	1,649	42

Coca-Cola Consolidated, Inc.	313	83

Darling Ingredients, Inc. (a)	55,894	3,224

Edgewell Personal Care Co.	34,899	1,207

Energizer Holdings, Inc.	2,919	123

Flowers Foods, Inc.	85,670	1,939

Fresh Del Monte Produce, Inc.	28,268	680

Hain Celestial Group, Inc. (a)	29,648	1,190

Hostess Brands, Inc. (a)	8,725	128

Ingles Markets, Inc. ‘A’	13,702	584

Inter Parfums, Inc.	1,080	65

J&J Snack Foods Corp.	2,341	364

John B Sanfilippo & Son, Inc.	722	57

Lancaster Colony Corp.	3,013	554

National Beverage Corp. (c)	2,779	236

60	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2020	(Unaudited)

	SHARES	MARKET VALUE (000S)

Nu Skin Enterprises, Inc. ‘A’	51,330	$2,804

Performance Food Group Co. (a)	35,269	1,679

PriceSmart, Inc.	5,623	512

Rite Aid Corp. (a)(c)	1,247,906	19,754

Sanderson Farms, Inc.	7,645	1,011

SpartanNash Co.	13,383	233

Sprouts Farmers Market, Inc. (a)	29,794	599

TreeHouse Foods, Inc. (a)	20,347	864

United Natural Foods, Inc. (a)	55,138	881

Universal Corp.	31,875	1,549

USANA Health Sciences, Inc. (a)	5,321	410

Vector Group Ltd.	101,260	1,180

WD-40 Co.	391	104

Weis Markets, Inc.	39,628	1,895

		48,699

ENERGY 9.7%

Arch Resources, Inc.	56,237	2,462

Archrock, Inc.	37,549	325

Callon Petroleum Co. (a)(c)	3,672	48

Centennial Resource Development, Inc. (a)(c)	1,772,574	2,659

ChampionX Corp. (a)	4,613	71

CNX Resources Corp. (a)	70,180	758

CONSOL Energy, Inc. (a)	21,387	154

Delek U.S. Holdings, Inc.	18,680	300

Dril-Quip, Inc. (a)	12,001	356

Forum Energy Technologies, Inc. (a)	401	5

Green Plains, Inc. (a)	8,741	115

Helix Energy Solutions Group, Inc. (a)	28,817	121

Kosmos Energy Ltd.	25,107	59

Nabors Industries Ltd. (c)	213,125	12,410

Oceaneering International, Inc. (a)	751,828	5,977

Oil States International, Inc. (a)	12,626	63

Par Pacific Holdings, Inc. (a)	4,655	65

Patterson-UTI Energy, Inc.	986,926	5,191

PDC Energy, Inc. (a)	17,626	362

Peabody Energy Corp. (a)	36,877	89

QEP Resources, Inc.	46,433	111

Range Resources Corp.	615,621	4,125

Renewable Energy Group, Inc. (a)	41,982	2,973

SM Energy Co.	1,734,286	10,614

Southwestern Energy Co. (a)	1,221,017	3,639

Tidewater, Inc. (a)	5,696	49

U.S. Silica Holdings, Inc.	16,988	119

World Fuel Services Corp.	7,966	248

		53,468

FINANCIALS 10.9%

Affiliated Managers Group, Inc.	17,413	1,771

Ambac Financial Group, Inc. (a)	10,944	168

Amerant Bancorp, Inc. (a)	2,268	34

American Equity Investment Life Holding Co.	35,952	994

American National Group, Inc.	2,273	218

Ameris Bancorp	1,792	68

Amerisafe, Inc.	1,405	81

Artisan Partners Asset Management, Inc. ‘A’	22,004	1,108

Associated Banc-Corp.	41,539	708

Atlantic Union Bankshares Corp.	2,119	70

Axos Financial, Inc. (a)	2,643	99

	SHARES	MARKET VALUE (000S)

Banc of California, Inc.	2,962	$44

BancFirst Corp.	1,051	62

BancorpSouth Bank	15,847	435

Bank of Hawaii Corp.	12,092	926

Bank OZK	21,485	672

BankUnited, Inc.	36,225	1,260

Banner Corp.	1,782	83

Berkshire Hills Bancorp, Inc.	3,419	59

BGC Partners, Inc. ‘A’	98,694	395

Blucora, Inc. (a)	3,404	54

Boston Private Financial Holdings, Inc.	6,792	57

Brookline Bancorp, Inc.	6,725	81

Bryn Mawr Bank Corp.	1,565	48

Cadence BanCorp	5,928	97

Camden National Corp.	1,278	46

Cannae Holdings, Inc. (a)	30,473	1,349

Capitol Federal Financial, Inc.	58,231	728

Cathay General Bancorp	18,206	586

Central Pacific Financial Corp.	4,788	91

City Holding Co.	911	63

Cohen & Steers, Inc.	6,144	457

Columbia Banking System, Inc.	13,441	483

Community Bank System, Inc.	8,489	529

Community Trust Bancorp, Inc.	2,033	75

Customers Bancorp, Inc. (a)	3,783	69

CVB Financial Corp.	4,746	93

Dime Community Bancshares, Inc.	2,591	41

Eagle Bancorp, Inc.	1,847	76

Employers Holdings, Inc.	1,755	56

Encore Capital Group, Inc. (a)	1,967	77

Enova International, Inc. (a)	3,473	86

Essent Group Ltd.	1,651	71

Evercore, Inc. ‘A’	16,401	1,798

FBL Financial Group, Inc. ‘A’	4,340	228

Federal Agricultural Mortgage Corp. ‘C’	587	44

Federated Investors, Inc. ‘B’	36,250	1,047

First Bancorp	1,449	49

First Busey Corp.	2,859	62

First Commonwealth Financial Corp.	5,644	62

First Financial Bancorp	2,408	42

First Financial Bankshares, Inc.	2,945	107

First Hawaiian, Inc.	41,456	978

First Interstate BancSystem, Inc. ‘A’	4,337	177

First Merchants Corp.	1,745	65

First Midwest Bancorp, Inc.	12,534	200

FirstCash, Inc.	6,411	449

Flagstar Bancorp, Inc.	10,054	410

Flushing Financial Corp.	3,277	55

FNB Corp.	96,125	913

Fulton Financial Corp.	81,223	1,033

Glacier Bancorp, Inc.	5,827	268

Great Southern Bancorp, Inc.	1,564	76

Great Western Bancorp, Inc.	20,345	425

Green Dot Corp. ‘A’ (a)	2,001	112

Hancock Holding Co.	21,278	724

Hanmi Financial Corp.	3,954	45

Heartland Financial USA, Inc.	1,693	68

Hercules Capital, Inc.	6,289	91

Heritage Financial Corp.	2,148	50

Hilltop Holdings, Inc.	44,462	1,223

Home BancShares, Inc.	15,472	301

HomeStreet, Inc.	2,826	95

Hope Bancorp, Inc.	37,806	412

	SHARES	MARKET VALUE (000S)

Horace Mann Educators Corp.	2,842	$119

Houlihan Lokey, Inc.	5,351	360

Independent Bank Corp.	1,010	74

International Bancshares Corp.	16,671	624

Investors Bancorp, Inc.	89,969	950

Lakeland Bancorp, Inc.	4,771	61

Lakeland Financial Corp.	786	42

MBIA, Inc. (a)	35,107	231

Mercury General Corp.	7,607	397

Meridian Bancorp, Inc.	2,911	43

Meta Financial Group, Inc.	1,178	43

Moelis & Co. ‘A’	6,364	298

National Bank Holdings Corp. ‘A’	1,774	58

National General Holdings Corp.	6,263	214

National Western Life Group, Inc. ‘A’	212	44

NBT Bancorp, Inc.	3,290	106

Nelnet, Inc. ‘A’	9,251	659

Northfield Bancorp, Inc.	4,817	59

Northwest Bancshares, Inc.	41,059	523

Old National Bancorp	18,739	310

Pacific Premier Bancorp, Inc.	2,340	73

Park National Corp.	1,225	129

PennyMac Financial Services, Inc.	6,125	402

Peoples Bancorp, Inc.	1,861	50

Piper Jaffray Cos.	1,470	148

PRA Group, Inc. (a)	19,745	783

ProAssurance Corp.	46,741	832

PROG Holdings, Inc.	27,404	1,476

Provident Financial Services, Inc.	5,340	96

Radian Group, Inc.	37,372	757

Renasant Corp.	3,055	103

RLI Corp.	7,628	794

S&T Bancorp, Inc.	1,709	42

Safety Insurance Group, Inc.	897	70

Sandy Spring Bancorp, Inc.	2,619	84

Seacoast Banking Corp. of Florida (a)	2,266	67

Selective Insurance Group, Inc.	7,917	530

Simmons First National Corp. ‘A’	3,094	67

South State Corp.	6,495	470

Southside Bancshares, Inc.	1,989	62

Sterling Bancorp	7,441	134

Stewart Information Services Corp.	34,075	1,648

Stock Yards Bancorp, Inc.	972	39

TCF Financial Corp.	7,551	280

Texas Capital Bancshares, Inc. (a)	2,147	128

Tompkins Financial Corp.	1,185	84

Towne Bank	4,357	102

TrustCo Bank Corp.	6,974	47

Trustmark Corp.	24,336	665

UMB Financial Corp.	9,642	665

Umpqua Holdings Corp.	103,181	1,562

United Bankshares, Inc.	23,838	772

United Community Banks, Inc.	3,739	106

United Fire Group, Inc.	3,503	88

Universal Insurance Holdings, Inc.	3,281	50

Univest Financial Corp.	2,052	42

Valley National Bancorp	21,890	213

Virtus Investment Partners, Inc.	320	69

Waddell & Reed Financial, Inc. ‘A’	417,531	10,635

Walker & Dunlop, Inc.	1,779	164

Washington Federal, Inc.	44,684	1,150

Washington Trust Bancorp, Inc.	989	44

WesBanco, Inc.	2,931	88

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	61

Schedule of Investments	PIMCO RAE US Small Fund	(Cont.)

	SHARES	MARKET VALUE (000S)

Westamerica Bancorporation	1,335	$74

White Mountains Insurance Group Ltd.	1,979	1,980

Wintrust Financial Corp.	10,731	656

World Acceptance Corp. (a)	1,645	168

WSFS Financial Corp.	1,978	89

		60,169

HEALTH CARE 8.6%

Acadia Healthcare Co., Inc. (a)	56,509	2,840

Acorda Therapeutics, Inc. (a)(c)	30,919	21

Allscripts Healthcare Solutions, Inc. (a)	93,925	1,356

Amedisys, Inc. (a)	4,126	1,210

AMN Healthcare Services, Inc. (a)	3,206	219

Amneal Pharmaceuticals, Inc. (a)	10,285	47

AngioDynamics, Inc. (a)	5,145	79

Avanos Medical, Inc. (a)	5,076	233

Cantel Medical Corp.	1,020	80

CONMED Corp.	1,423	159

Covetrus, Inc. (a)	145,533	4,183

Emergent BioSolutions, Inc. (a)	1,828	164

Ensign Group, Inc.	1,410	103

Haemonetics Corp. (a)	2,423	288

Hanger, Inc. (a)	6,970	153

HMS Holdings Corp. (a)	1,268	47

Inovalon Holdings, Inc. ‘A’ (a)	3,644	66

Integer Holdings Corp. (a)	1,045	85

LHC Group, Inc. (a)	519	111

Luminex Corp.	2,739	63

Magellan Health, Inc. (a)	25,761	2,134

MEDNAX, Inc. (a)	156,002	3,828

Medpace Holdings, Inc. (a)	1,030	143

Meridian Bioscience, Inc. (a)	5,857	110

Merit Medical Systems, Inc. (a)	2,195	122

Myriad Genetics, Inc. (a)	185,146	3,661

National HealthCare Corp.	6,440	428

Natus Medical, Inc. (a)	2,406	48

Neogen Corp. (a)	946	75

NextGen Healthcare, Inc. (a)	4,762	87

NuVasive, Inc. (a)	3,127	176

Omnicell, Inc. (a)	689	83

OPKO Health, Inc. (a)(c)	137,126	542

Orthofix Medical, Inc. (a)	1,133	49

Patterson Cos., Inc.	402,634	11,930

Prestige Consumer Healthcare, Inc. (a)	7,039	245

RadNet, Inc. (a)	3,231	63

Repligen Corp. (a)	384	74

Select Medical Holdings Corp. (a)	40,345	1,116

Syneos Health, Inc. (a)	11,088	755

Tivity Health, Inc. (a)	3,454	68

U.S. Physical Therapy, Inc.	616	74

United Therapeutics Corp. (a)	67,423	10,234

Varex Imaging Corp. (a)	2,860	48

		47,600

INDUSTRIALS 16.3%

AAON, Inc.	996	66

AAR Corp.	35,431	1,283

ABM Industries, Inc.	12,559	475

ACCO Brands Corp.	64,622	546

Advanced Drainage Systems, Inc.	1,915	160

Aerojet Rocketdyne Holdings, Inc. (a)	1,538	81

	SHARES	MARKET VALUE (000S)

Air Lease Corp.	13,892	$617

Air Transport Services Group, Inc. (a)	3,645	114

Alamo Group, Inc.	299	41

Albany International Corp. ‘A’	1,126	83

Allegiant Travel Co.	7,204	1,363

Altra Industrial Motion Corp.	2,655	147

Apogee Enterprises, Inc.	9,043	286

Applied Industrial Technologies, Inc.	8,688	678

ArcBest Corp.	6,064	259

Arcosa, Inc.	29,798	1,637

Argan, Inc.	873	39

Armstrong World Industries, Inc.	9,317	693

ASGN, Inc. (a)	2,198	184

Astec Industries, Inc.	2,094	121

Atkore International Group, Inc. (a)	4,154	171

Atlas Air Worldwide Holdings, Inc. (a)	30,417	1,659

AZZ, Inc.	1,223	58

Barnes Group, Inc.	12,506	634

Beacon Roofing Supply, Inc. (a)	6,898	277

BMC Stock Holdings, Inc. (a)	22,268	1,195

Brady Corp. ‘A’	13,347	705

BrightView Holdings, Inc. (a)	4,942	75

Brink’s Co.	1,768	127

Builders FirstSource, Inc. (a)	49,332	2,013

Casella Waste Systems, Inc. ‘A’ (a)	710	44

CBIZ, Inc. (a)	1,639	44

CIRCOR International, Inc. (a)	1,440	55

Clean Harbors, Inc. (a)	15,031	1,144

Columbus McKinnon Corp.	1,070	41

Comfort Systems USA, Inc.	5,057	266

CoreLogic, Inc.	36,041	2,787

Covanta Holding Corp.	70,007	919

Cubic Corp.	1,319	82

Deluxe Corp.	37,492	1,095

Douglas Dynamics, Inc.	1,021	44

Dycom Industries, Inc. (a)	15,973	1,206

Echo Global Logistics, Inc. (a)	2,628	70

EMCOR Group, Inc.	14,535	1,329

Encore Wire Corp.	2,762	167

Enerpac Tool Group Corp.	28,684	649

EnerSys	9,768	811

EnPro Industries, Inc.	5,001	378

ESCO Technologies, Inc.	891	92

Evoqua Water Technologies Corp. (a)	3,235	87

Exponent, Inc.	1,118	101

Federal Signal Corp.	2,144	71

Forward Air Corp.	3,619	278

Franklin Electric Co., Inc.	6,323	438

FTI Consulting, Inc. (a)	10,161	1,135

GATX Corp.	25,504	2,121

Generac Holdings, Inc. (a)	7,348	1,671

Gibraltar Industries, Inc. (a)	1,464	105

GMS, Inc. (a)	6,240	190

Granite Construction, Inc.	6,248	167

Greenbrier Cos., Inc.	28,374	1,032

Griffon Corp.	9,833	200

H&E Equipment Services, Inc.	3,220	96

Harsco Corp. (a)	4,692	84

Hawaiian Holdings, Inc.	39,807	705

Healthcare Services Group, Inc.	7,838	220

Heidrick & Struggles International, Inc.	2,252	66

Herc Holdings, Inc. (a)	14,981	995

Herman Miller, Inc.	20,027	677

	SHARES	MARKET VALUE (000S)

Hillenbrand, Inc.	22,152	$882

HNI Corp.	19,203	662

Hub Group, Inc. ‘A’ (a)	5,240	299

Huron Consulting Group, Inc. (a)	1,522	90

Hyster-Yale Materials Handling, Inc.	3,125	186

ICF International, Inc.	1,464	109

Interface, Inc.	7,695	81

JELD-WEN Holding, Inc. (a)	4,930	125

John Bean Technologies Corp.	664	76

Kaman Corp.	7,765	444

KBR, Inc.	24,974	772

Kelly Services, Inc. ‘A’	46,610	959

Kennametal, Inc.	13,622	494

Kforce, Inc.	2,353	99

Knoll, Inc.	4,642	68

Korn Ferry	10,017	436

Kratos Defense & Security Solutions, Inc. (a)	1,898	52

Landstar System, Inc.	7,082	954

Lindsay Corp.	943	121

Masonite International Corp. (a)	8,165	803

MasTec, Inc. (a)	15,281	1,042

Matson, Inc.	13,369	762

Matthews International Corp. ‘A’	9,117	268

McGrath RentCorp	1,038	70

Mercury Systems, Inc. (a)	816	72

Meritor, Inc. (a)	19,600	547

Moog, Inc. ‘A’	15,729	1,247

MRC Global, Inc. (a)	38,652	256

MSA Safety, Inc.	3,988	596

Mueller Industries, Inc.	27,972	982

Mueller Water Products, Inc. ‘A’	9,334	116

National Presto Industries, Inc.	509	45

Navistar International Corp. (a)	2,146	94

NOW, Inc. (a)	27,476	197

Primoris Services Corp.	12,539	346

Quad/Graphics, Inc.	22,916	88

RBC Bearings, Inc. (a)	421	75

Regal Beloit Corp.	16,440	2,019

Resideo Technologies, Inc. (a)	207,094	4,403

Rexnord Corp.	35,615	1,406

Rush Enterprises, Inc. ‘A’	16,999	704

Saia, Inc. (a)	4,112	743

Schneider National, Inc. ‘B’	25,239	522

SEACOR Holdings, Inc. (a)	1,292	54

Simpson Manufacturing Co., Inc.	8,314	777

SiteOne Landscape Supply, Inc. (a)	1,416	225

SkyWest, Inc.	17,286	697

SP Plus Corp. (a)	1,363	39

Spirit Airlines, Inc. (a)	21,009	514

SPX Corp. (a)	1,225	67

SPX FLOW, Inc. (a)	18,519	1,073

Standex International Corp.	942	73

Steelcase, Inc. ‘A’	54,912	744

Stericycle, Inc. (a)	14,563	1,010

Tennant Co.	965	68

Terex Corp.	88,940	3,103

Tetra Tech, Inc.	10,357	1,199

Timken Co.	28,357	2,194

Trex Co., Inc. (a)	1,230	103

TriMas Corp. (a)	2,242	71

TriNet Group, Inc. (a)	833	67

Trinity Industries, Inc.	64,575	1,704

Triumph Group, Inc.	3,814	48

TrueBlue, Inc. (a)	4,481	84

62	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2020	(Unaudited)

	SHARES	MARKET VALUE (000S)

Tutor Perini Corp. (a)	43,575	$564

UFP Industries, Inc.	4,750	264

UniFirst Corp.	2,795	592

Univar Solutions, Inc. (a)	69,011	1,312

Valmont Industries, Inc.	9,579	1,676

Viad Corp.	1,799	65

Wabash National Corp.	4,942	85

Watts Water Technologies, Inc. ‘A’	6,954	846

Welbilt, Inc. (a)	11,062	146

Werner Enterprises, Inc.	13,892	545

WESCO International, Inc. (a)	95,278	7,479

WillScot Mobile Mini Holdings Corp. (a)	31,225	724

		89,973

INFORMATION TECHNOLOGY 6.5%

Acacia Communications, Inc. (a)	871	64

ACI Worldwide, Inc. (a)	6,877	264

ADTRAN, Inc.	13,297	196

Advanced Energy Industries, Inc. (a)	1,733	168

Ambarella, Inc. (a)	1,067	98

Amkor Technology, Inc.	75,610	1,140

Avaya Holdings Corp. (a)	50,356	964

Badger Meter, Inc.	926	87

Belden, Inc.	15,584	653

Benchmark Electronics, Inc.	49,192	1,329

Blackbaud, Inc.	1,129	65

BM Technologies, Inc.	582	8

Bottomline Technologies de, Inc. (a)	972	51

Brooks Automation, Inc.	1,941	132

Cirrus Logic, Inc. (a)	26,979	2,218

CMC Materials, Inc.	658	100

Coherent, Inc. (a)	3,194	479

CommVault Systems, Inc. (a)	3,071	170

Comtech Telecommunications Corp.	3,680	76

Conduent, Inc. (a)	247,956	1,190

CSG Systems International, Inc.	2,970	134

CTS Corp.	1,973	68

Diebold Nixdorf, Inc. (a)	21,892	233

Diodes, Inc. (a)	9,123	643

Ebix, Inc.	1,888	72

Endurance International Group Holdings, Inc. (a)	13,414	127

Envestnet, Inc. (a)	751	62

ePlus, Inc. (a)	1,227	108

ExlService Holdings, Inc. (a)	892	76

FARO Technologies, Inc. (a)	1,121	79

FireEye, Inc. (a)	5,385	124

Fitbit, Inc. ‘A’ (a)	21,107	143

FormFactor, Inc. (a)	3,011	130

II-VI, Inc. (a)	7,849	596

Infinera Corp. (a)	12,218	128

Inphi Corp. (a)	865	139

Insight Enterprises, Inc. (a)	26,161	1,991

InterDigital, Inc.	15,479	939

Itron, Inc. (a)	2,020	194

J2 Global, Inc. (a)	12,616	1,232

Knowles Corp. (a)	39,610	730

LiveRamp Holdings, Inc. (a)	8,998	659

Lumentum Holdings, Inc. (a)	1,289	122

MACOM Technology Solutions Holdings, Inc. (a)	2,930	161

Manhattan Associates, Inc. (a)	14,705	1,547

	SHARES	MARKET VALUE (000S)

ManTech International Corp. ‘A’	5,877	$523

Methode Electronics, Inc.	2,373	91

MicroStrategy, Inc. ‘A’ (a)	741	288

MTS Systems Corp.	1,447	84

NETGEAR, Inc. (a)	3,424	139

NetScout Systems, Inc. (a)	67,843	1,860

NIC, Inc.	3,683	95

OSI Systems, Inc. (a)	1,110	103

PC Connection, Inc.	5,182	245

Perficient, Inc. (a)	1,261	60

Perspecta, Inc.	62,910	1,515

Photronics, Inc. (a)	7,331	82

Plantronics, Inc.	8,117	219

Plexus Corp. (a)	8,160	638

Power Integrations, Inc.	2,102	172

Progress Software Corp.	4,590	207

Qualys, Inc. (a)	616	75

Rambus, Inc. (a)	9,972	174

Rogers Corp. (a)	779	121

Sanmina Corp. (a)	41,683	1,329

ScanSource, Inc. (a)	13,373	353

Science Applications International Corp.	2,946	279

Semtech Corp. (a)	2,165	156

Silicon Laboratories, Inc. (a)	2,212	282

Stratasys Ltd. (a)	3,598	75

Sykes Enterprises, Inc. (a)	18,176	685

Synaptics, Inc. (a)	22,450	2,164

TTM Technologies, Inc. (a)	60,083	829

Unisys Corp. (a)	15,444	304

Verint Systems, Inc. (a)	8,331	560

Viavi Solutions, Inc. (a)	9,613	144

Virtusa Corp. (a)	1,152	59

Vishay Intertechnology, Inc.	56,651	1,173

Xperi Holding Corp.	43,308	905

		35,877

MATERIALS 6.2%

AdvanSix, Inc. (a)	4,077	81

Allegheny Technologies, Inc. (a)	3,990	67

Avient Corp.	40,428	1,628

Balchem Corp.	656	76

Boise Cascade Co.	8,136	389

Cabot Corp.	19,995	897

Carpenter Technology Corp.	13,578	395

Chemours Co.	140,876	3,492

Cleveland-Cliffs, Inc.	51,142	745

Coeur Mining, Inc. (a)	7,528	78

Commercial Metals Co.	38,603	793

Compass Minerals International, Inc.	13,280	820

Domtar Corp.	195,034	6,173

Eagle Materials, Inc.	8,513	863

Element Solutions, Inc.	144,883	2,569

Ferro Corp. (a)	4,287	63

GCP Applied Technologies, Inc. (a)	4,350	103

Graphic Packaging Holding Co.	65,996	1,118

Greif, Inc. ‘A’	20,850	977

HB Fuller Co.	5,731	297

Hecla Mining Co.	79,949	518

Innospec, Inc.	4,414	400

Kaiser Aluminum Corp.	6,124	606

Kraton Corp. (a)	6,802	189

Louisiana-Pacific Corp.	32,143	1,195

	SHARES	MARKET VALUE (000S)

Materion Corp.	1,288	$82

Minerals Technologies, Inc.	7,530	468

Myers Industries, Inc.	3,395	71

Neenah Paper, Inc.	1,323	73

O-I Glass, Inc.	36,101	430

Olin Corp.	46,233	1,135

PQ Group Holdings, Inc.	9,099	130

Quaker Chemical Corp.	350	89

Rayonier Advanced Materials, Inc. (a)	26,109	170

Schnitzer Steel Industries, Inc. ‘A’	2,975	95

Schweitzer-Mauduit International, Inc.	13,365	537

Sensient Technologies Corp.	14,854	1,096

Silgan Holdings, Inc.	33,548	1,244

Stepan Co.	4,763	568

Summit Materials, Inc. ‘A’ (a)	8,714	175

SunCoke Energy, Inc.	13,339	58

Trinseo S.A.	19,720	1,010

United States Steel Corp.	25,349	425

Valvoline, Inc.	7,573	175

Verso Corp.	3,640	44

Warrior Met Coal, Inc.	35,900	765

Worthington Industries, Inc.	17,330	890

		34,262

REAL ESTATE 2.8%

Kennedy-Wilson Holdings, Inc.	28,429	509

New York REIT, Inc. «	4,082	75

Newmark Group, Inc.	14,224	104

Realogy Holdings Corp. (a)	1,079,862	14,168

St. Joe Co.	4,120	175

		15,031

UTILITIES 2.4%

ALLETE, Inc.	16,752	1,038

American States Water Co.	1,787	142

Avista Corp.	40,336	1,619

Black Hills Corp.	20,690	1,271

California Water Service Group	1,733	94

Clearway Energy, Inc. ‘C’	32,751	1,046

Hawaiian Electric Industries, Inc.	62,338	2,206

MGE Energy, Inc.	1,941	136

New Jersey Resources Corp.	14,187	504

Northwest Natural Holding Co.	3,357	154

NorthWestern Corp.	22,901	1,335

Ormat Technologies, Inc.	1,096	99

Otter Tail Corp.	13,202	563

PNM Resources, Inc.	39,540	1,919

SJW Group	770	53

South Jersey Industries, Inc.	4,280	92

Spire, Inc.	15,405	987

Unitil Corp.	1,663	74

		13,332

Total United States		506,553

Total Common Stocks (Cost $350,766)		508,343

REAL ESTATE INVESTMENT TRUSTS 7.4%

UNITED STATES 7.4%

FINANCIALS 0.7%

Apollo Commercial Real Estate Finance, Inc.	6,687	75

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	63

Schedule of Investments	PIMCO RAE US Small Fund	(Cont.)

	SHARES	MARKET VALUE (000S)

Arbor Realty Trust, Inc.	4,781	$68

Blackstone Mortgage Trust, Inc. ‘A’	4,404	121

Capstead Mortgage Corp.	23,355	136

Chimera Investment Corp.	118,047	1,210

Colony Credit Real Estate, Inc.	11,045	83

Granite Point Mortgage Trust, Inc.	4,629	46

Invesco Mortgage Capital, Inc. (c)	66,721	225

Ladder Capital Corp.	26,599	260

MFA Financial, Inc.	147,709	575

New York Mortgage Trust, Inc.	18,434	68

PennyMac Mortgage Investment Trust	46,002	809

Redwood Trust, Inc.	18,753	165

TPG RE Finance Trust, Inc.	5,657	60

Two Harbors Investment Corp.	53,294	339

		4,240

REAL ESTATE 6.7%

Acadia Realty Trust	12,409	176

Agree Realty Corp.	723	48

Alexander & Baldwin, Inc.	38,427	660

American Assets Trust, Inc.	2,019	58

American Finance Trust, Inc.	15,223	113

Americold Realty Trust	1,793	67

Apple Hospitality REIT, Inc.	124,595	1,609

Armada Hoffler Properties, Inc.	4,888	55

Brandywine Realty Trust	68,979	822

CareTrust REIT, Inc.	2,046	45

Centerspace	998	70

Chatham Lodging Trust	4,372	47

Columbia Property Trust, Inc.	58,203	835

CorePoint Lodging, Inc.	16,254	112

Corporate Office Properties Trust	30,819	804

Cousins Properties, Inc.	31,997	1,072

DiamondRock Hospitality Co.	95,893	791

Diversified Healthcare Trust	225,286	928

Easterly Government Properties, Inc.	2,338	53

EastGroup Properties, Inc.	1,079	149

Empire State Realty Trust, Inc. ‘A’	37,254	347

Equity Commonwealth	25,556	697

First Industrial Realty Trust, Inc.	3,622	153

	SHARES	MARKET VALUE (000S)

Franklin Street Properties Corp.	19,604	$86

GEO Group, Inc.	77,032	682

Global Net Lease, Inc.	5,021	86

Healthcare Realty Trust, Inc.	29,369	869

Hersha Hospitality Trust	11,395	90

Independence Realty Trust, Inc.	3,574	48

Industrial Logistics Properties Trust	5,573	130

Kite Realty Group Trust	57,613	862

Lexington Realty Trust	100,613	1,068

LTC Properties, Inc.	1,604	62

Mack-Cali Realty Corp.	34,612	431

Monmouth Real Estate Investment Corp.	3,160	55

National Health Investors, Inc.	1,909	132

National Storage Affiliates Trust	2,324	84

Office Properties Income Trust	3,605	82

Outfront Media, Inc.	76,008	1,487

Paramount Group, Inc.	102,950	931

Pebblebrook Hotel Trust	8,629	162

Physicians Realty Trust	34,488	614

Piedmont Office Realty Trust, Inc. ‘A’	85,151	1,382

PotlatchDeltic Corp.	1,946	97

Preferred Apartment Communities, Inc. ‘A’	10,268	76

PS Business Parks, Inc.	3,192	424

QTS Realty Trust, Inc. ‘A’	1,862	115

Rayonier, Inc.	41,273	1,213

Retail Opportunity Investments Corp.	26,145	350

Retail Properties of America, Inc. ‘A’	145,304	1,244

Rexford Industrial Realty, Inc.	1,408	69

RLJ Lodging Trust	66,737	944

RPT Realty	10,995	95

Ryman Hospitality Properties, Inc.	6,003	407

Sabra Health Care REIT, Inc.	20,679	359

Seritage Growth Properties ‘A’ (a)	2,247	33

SITE Centers Corp.	111,905	1,132

Spirit Realty Capital, Inc.	44,233	1,777

STAG Industrial, Inc.	2,030	64

Summit Hotel Properties, Inc.	9,718	88

Sunstone Hotel Investors, Inc.	96,567	1,094

	SHARES	MARKET VALUE (000S)

Tanger Factory Outlet Centers, Inc. (c)	57,820	$576

Terreno Realty Corp.	1,113	65

Uniti Group, Inc.	405,411	4,755

Urban Edge Properties	17,736	229

Urstadt Biddle Properties, Inc. ‘A’	2,941	42

Washington Prime Group, Inc. (c)	17,449	114

Washington Real Estate Investment Trust	20,070	434

Weingarten Realty Investors	48,592	1,053

Xenia Hotels & Resorts, Inc.	66,418	1,010

		36,913

Total Real Estate Investment Trusts (Cost $31,663)		41,153

SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (e) 0.4%

		2,376

Total Short-Term Instruments (Cost $2,376)		2,376

Total Investments in Securities (Cost $384,805)		551,872

INVESTMENTS IN AFFILIATES 2.8%

SHORT-TERM INSTRUMENTS 2.8%

MUTUAL FUNDS 2.8%

PIMCO Government Money Market Fund
0.150% (b)(c)(d)	15,454,749	15,455

Total Short-Term Instruments (Cost $15,455)		15,455

Total Investments in Affiliates (Cost $15,455)		15,455

Total Investments 102.7% (Cost $400,260)		$567,327

Other Assets and Liabilities, net (2.7)%		(15,117)

Net Assets 100.0%		$552,210

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
(a)	Security did not produce income within the last twelve months.
(b)	Institutional Class Shares of each Fund.
(c)

Securities with an aggregate market value of $15,136 were out on loan in exchange for $15,455 of cash collateral as of December 31, 2020. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 5 in the Notes to Financial Statements.

(d)	Coupon represents a 7-Day Yield.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2020	01/04/2021	$2,376	U.S. Treasury Bills 0.000% due 12/30/2021	$(2,424)	$2,376	$2,376

Total Repurchase Agreements						$(2,424)	$2,376	$2,376

64	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2020	(Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$2,376	$0	$0	$0	$2,376	$(2,424)	$(48)

Master Securities Lending Agreement
BPG	0	0	0	9	9	(10)	(1)
BSN	0	0	0	1,162	1,162	(1,188)	(26)
GSC	0	0	0	10,505	10,505	(10,721)	(216)
MSC	0	0	0	2,635	2,635	(2,693)	(58)
SAL	0	0	0	825	825	(843)	(18)

Total Borrowings and Other Financing Transactions	$2,376	$0	$0	$15,136

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(2)
Common Stocks	$14,549	$0	$0	$0	$14,549
Real Estate Investment Trusts	906	0	0	0	906

Total Borrowings	$15,455	$0	$0	$0	$15,455

Payable for securities on loan - cash collateral					$15,455

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(2)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Securities, at Value
Common Stocks
Luxembourg
Materials	$130	$0	$0	$130
United Kingdom
Consumer Staples	226	0	0	226
Financials	1,281	0	0	1,281
Information Technology	74	0	0	74
Materials	79	0	0	79
United States
Communication Services	10,988	47	0	11,035
Consumer Discretionary	97,107	0	0	97,107
Consumer Staples	48,699	0	0	48,699
Energy	53,468	0	0	53,468
Financials	60,169	0	0	60,169
Health Care	47,600	0	0	47,600
Industrials	89,973	0	0	89,973
Information Technology	35,877	0	0	35,877

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Materials	$34,262	$0	$0	$34,262
Real Estate	14,956	0	75	15,031
Utilities	13,332	0	0	13,332
Real Estate Investment Trusts
United States
Financials	4,240	0	0	4,240
Real Estate	36,913	0	0	36,913
Short-Term Instruments
Repurchase Agreements	0	2,376	0	2,376

	$549,374	$2,423	$75	$551,872

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	15,455	0	0	15,455

Total Investments	$564,829	$2,423	$75	$567,327

There were no significant transfers into or out of Level 3 during the period ended December 31, 2020.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	65

Notes to Financial Statements

1. ORGANIZATION

PIMCO Equity Series (the “Trust”) was established as a Delaware statutory trust on March 30, 2010. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2 and Class A shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser for the Funds. PIMCO and Research Affiliates have also engaged Parametric Portfolio Associates, LLC (“Parametric”) to implement all or a portion of each Fund’s investment strategies. The PIMCO RAE Global Fund may invest substantially all of its assets in Institutional Class shares of the PIMCO RAE US Fund, PIMCO RAE International Fund (“International Fund”) and PIMCO RAE Emerging Markets Fund (“Emerging Markets Fund”) (collectively, “Underlying Funds”), and equity securities that are eligible investments for the Underlying Funds. The PIMCO RAE Global ex-US Fund may invest substantially all of its assets in Institutional Class shares of the International Fund and Emerging Markets Fund, equity securities of small companies economically tied to non-U.S. countries, and securities that are eligible investments for the International Fund and Emerging Markets Fund. The PIMCO RAE Global Fund and PIMCO RAE Global ex-US Fund may invest in other affiliated funds and unaffiliated funds, which may or may not be registered under the Act (together with the Underlying Funds, “Acquired Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest directly or indirectly through investments in Underlying Funds or Acquired Funds, as applicable, in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in

66	PIMCO EQUITY SERIES

December 31, 2020	(Unaudited)

foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO RAE Emerging Markets Fund	Annually	Annually

PIMCO RAE Global Fund	Annually	Annually

PIMCO RAE Global ex-US Fund	Annually	Annually

PIMCO RAE International Fund	Annually	Annually

PIMCO RAE US Fund	Annually	Annually

PIMCO RAE US Small Fund	Annually	Annually

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines that a portion of a distribution may be comprised of amounts from capital gains, paid in capital, or other capital sources in accordance with its policies, accounting records, and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	67

Notes to Financial Statements	(Cont.)

guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule is March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. Each Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value

68	PIMCO EQUITY SERIES

December 31, 2020	(Unaudited)

based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. The Adviser may consult with the Sub-Adviser or Parametric in providing such recommendations or otherwise with respect to valuation of the PIMCO Dividend and Income Fund’s portfolio securities or other assets. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund or Acquired Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	69

Notes to Financial Statements	(Cont.)

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

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December 31, 2020	(Unaudited)

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund eligible to participate in securities lending may invest the cash collateral received for securities out on loan in the PIMCO Government Money Market Fund under the Securities Lending Agreement. All or a portion of Dividend Income as shown in the table below represents the income earned on the cash collateral invested in PIMCO Government Money Market Fund and is included on the Statements of Operations as a component of Securities Lending Income. PIMCO Government Money Market Fund is considered to be affiliated with the Funds. The table below shows the Funds’ transactions in and earnings from investments in the affiliated Fund for the period ended December 31, 2020 (amounts in thousands†):

Investments in PIMCO Government Money Market Fund
Fund Name	Market Value 06/30/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO RAE Emerging Markets Fund	$41,651	$100,686	$(95,920)	$0	$0	$46,417	$2	$0

PIMCO RAE International Fund	43,067	176,604	(173,744)	0	0	45,927	1	0

PIMCO RAE US Fund	10,843	42,684	(39,257)	0	0	14,270	0	0

PIMCO RAE US Small Fund	9,805	62,455	(56,805)	0	0	15,455	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund, unless otherwise advise on IRS Form 1099-DIV. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

The PIMCO RAE Global Fund may invest substantially all or a significant portion of its assets in Acquired Funds and equity securities that are eligible investments for the Underlying Funds. The PIMCO RAE Global ex-US Fund may invest substantially all of its assets in Acquired Funds (except the PIMCO RAE US Fund), equity securities of small companies economically tied to non-U.S. countries, and securities that are eligible investments for the International Fund and Emerging Markets Fund. The Underlying Funds are considered to be affiliated with the PIMCO RAE Global Fund and PIMCO RAE Global ex-US Fund.

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each Acquired Fund’s shareholder report is also available at the SEC’s website at www.sec.gov, and a copy of each affiliate fund’s shareholder report is available on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2020 (amounts in thousands†):

PIMCO RAE Global Fund
Underlying PIMCO Funds	Market Value 06/30/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO RAE Emerging Markets Fund	$36,058	$3,262	$(6,335)	$101	$9,611	$42,697	$710	$0

PIMCO RAE International Fund	116,809	6,856	(20,978)	621	25,448	128,756	2,929	0

PIMCO RAE US Fund	124,075	6,587	(23,101)	2,226	22,040	131,827	3,140	1,144

Totals	$276,942	$16,705	$(50,414)	$2,948	$57,099	$303,280	$6,779	$1,144

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Notes to Financial Statements	(Cont.)

PIMCO RAE Global ex-US Fund
Underlying PIMCO Funds	Market Value 06/30/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO RAE Emerging Markets Fund	$15,231	$1,322	$(670)	$(104)	$4,320	$20,099	$329	$0

PIMCO RAE International Fund	49,234	2,651	(2,494)	(216)	11,420	60,595	1,350	0

Totals	$64,465	$3,973	$(3,164)	$(320)	$15,740	$80,694	$1,679	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds (and where applicable, certain Acquired Funds and Underlying Funds) may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at December 31, 2020, as applicable, are disclosed in the Notes to Schedules of Investments.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds (and where applicable, certain Acquired Funds and Underlying Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open

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December 31, 2020	(Unaudited)

maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Securities Lending  The Funds listed below may seek to earn additional income by lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis via a lending agent.

Fund Name

PIMCO RAE Emerging Markets Fund

PIMCO RAE Global ex-US Fund

PIMCO RAE International Fund

PIMCO RAE US Fund

PIMCO RAE US Small Fund

Securities on loan are required to be secured by cash collateral at least equal to 102% of the domestic, or 105% of the foreign security’s market value. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Funds will then invest the cash collateral received in the PIMCO Government Money Market Fund and record a liability for the return of the collateral during the period the securities are on loan. Each Fund is subject to a lending limit of 33.33% of total assets (including the value of collateral).

The loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail to return loaned securities, the Fund has the right to repurchase the securities using the collateral in the open market.

The borrower pays fees at the Funds’ direction to the lending agent. The lending agent may retain a portion of the fees and interest earned on the cash collateral invested as compensation for its services.

Investments made with the cash collateral are disclosed on the Schedules of Investments, if applicable. The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations as securities lending income, if applicable.

(c) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Funds’ investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the funds’ investment restrictions). If a borrowing funds’ total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended December 31, 2020, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds (and where applicable, certain Acquired Funds and Underlying Funds) may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during

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Notes to Financial Statements	(Cont.)

the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO RAE Emerging Markets Fund	PIMCO RAE Global Fund	PIMCO RAE Global ex-US Fund	PIMCO RAE International Fund	PIMCO RAE US Fund	PIMCO RAE US Small Fund

Small Fund	—	—	X	—	—	—

Allocation	—	X	X	—	—	—

Acquired Fund	—	X	X	—	—	—

Equity	X	X	X	X	X	X

Value Investing	X	X	X	X	X	X

Foreign (Non-U.S.) Investment	X	X	X	X	—	—

Emerging Markets	X	X	X	X	—	—

Market	X	X	X	X	X	X

Issuer	X	X	X	X	X	X

Credit	X	X	X	X	X	X

Distressed Company	—	X	X	—	—	X

Currency	X	X	X	X	—	—

Real Estate	X	X	X	X	X	X

Liquidity	X	X	X	X	X	X

Leveraging	X	X	X	X	X	X

Management	X	X	X	X	X	X

Small Company	—	X	X	—	—	X

Derivatives	X	X	X	X	X	X

Model	X	X	X	X	X	X

The principal risks of investing in a Fund include risks from direct investments and/or for certain Funds that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

Small Fund Risk  is the risk that a smaller Fund may not achieve investment or trading efficiencies. Additionally, a smaller Fund may be more adversely affected by large purchases or redemptions of Fund shares.

Allocation Risk  is the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Acquired Fund Risk  is the risk that a Fund’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular

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December 31, 2020	(Unaudited)

company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by the Sub-Adviser if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Credit Risk  is the risk that a Fund could lose money if the counterparty to a derivative contract is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Distressed Company Risk  is the risk that securities of distressed companies may be subject to greater levels of market, issuer and liquidity risks. Distressed companies may be engaged in restructurings or bankruptcy proceedings, which may cause the value of their securities to fluctuate rapidly or unpredictably.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Real Estate Risk  is the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject a Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by the Sub-Adviser, including the use of quantitative models or methods, will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to the Sub-Adviser and the individual portfolio manager in connection with managing a Fund and may cause the Sub-Adviser to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Small Company Risk  is the risk that the value of equity securities issued by small companies, ranked by fundamental size as determined by the Sub-Adviser, may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks and valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to a Fund, a reduction in a Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual

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Notes to Financial Statements	(Cont.)

obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Model Risk  is the risk that a Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors or may rely on inaccurate data inputs, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in a Fund.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of the London Interbank Offered Rate) that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Fund’s investments or the Investment Manager’s operations and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other

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things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	77

Notes to Financial Statements	(Cont.)

provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extend the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2	I-3		Class A
PIMCO RAE Emerging Markets Fund(1)(4)	0.50%	0.25%	0.35%	N/A		0.35%
PIMCO RAE Global Fund(3)(4)	0.35%	0.15%	0.25%	N/A		0.25%
PIMCO RAE Global ex-US Fund(1)(4)	0.40%	0.15%	0.25%	N/A		0.25%
PIMCO RAE International Fund(2)(5)	0.30%	0.20%	0.30%	N/A		0.30%
PIMCO RAE US Fund(2)(5)	0.25%	0.15%	0.25%	0.35%	*(6)	0.30%
PIMCO RAE US Small Fund(2)(5)	0.35%	0.15%	0.25%	N/A		0.30%

*	This particular share class has been registered with the SEC, but has not yet launched.
(1)	Effective November 1, 2020, the Fund’s supervisory and administrative fee was reduced by 0.20% for each class.
(2)	Effective November 1, 2020, the Fund’s supervisory and administrative fee was reduced by 0.10% for each class.
(3)	Effective November 1, 2020, the Fund’s investment advisory fee and supervisory and administrative fee were reduced by 0.05% and 0.15% respectively for each class.
(4)	Prior to October 31, 2020, PIMCO contractually agreed, to reduce its Investment Advisory Fee by 0.20% of the average daily net assets of the Fund.
(5)	Prior to October 31, 2020, PIMCO contractually agreed, to reduce its Investment Advisory Fee by 0.10% of the average daily net assets of the Fund.
(6)

PIMCO has contractually agreed, through October 31, 2021, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with personal services rendered to Class A shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon

78	PIMCO EQUITY SERIES

December 31, 2020	(Unaudited)

certain redemptions of Class A shares. For the period ended December 31, 2020, the Distributor retained $3,282 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

Prior to October 31, 2020, PIMCO had contractually agreed, to waive a portion of the Investment Advisory Fee as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets).

Fund Name	Fee Waiver	Expiration Date

PIMCO RAE Emerging Markets Fund	0.20%	10/31/2020

PIMCO RAE Global Fund	0.20%	10/31/2020

PIMCO RAE Global ex-US Fund	0.20%	10/31/2020

PIMCO RAE International Fund	0.10%	10/31/2020

PIMCO RAE US Fund	0.10%	10/31/2020

PIMCO RAE US Small Fund	0.10%	10/31/2020

In any month in which the investment advisory contract or supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. In addition, in any month in which the investment advisory contract is in effect, PIMCO is entitled to reimbursement by a Fund of any portion of the advisory fee waived as set forth above (the “RAE Reimbursement Amount”) during the previous thirty-six months from the time of waiver, provided that such amount paid to PIMCO will not: i) together with any recoupment of organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees or supervisory and administrative fees pursuant to the Expense Limitation Agreement,

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	79

Notes to Financial Statements	(Cont.)

exceed, for such month, the Expense Limit; ii) exceed the total RAE Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO (from the Fee Waiver Agreement and Expense Limitation Agreement combined) at December 31, 2020, were as follows (amounts in thousands†):

	Expiring within

Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO RAE Emerging Markets Fund	$4,161	$5,299	$3,164	$12,624

PIMCO RAE Global Fund	816	642	494	1,952

PIMCO RAE Global ex-US Fund	174	159	122	455

PIMCO RAE International Fund	617	573	699	1,889

PIMCO RAE US Fund	831	839	613	2,283

PIMCO RAE US Small Fund	153	158	415	726

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Pursuant to a Fee Waiver, PIMCO has contractually agreed, through October 31, 2021, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of PIMCO RAE US Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2020, the amounts were (in thousands†):

Fund Name	Waived Fees

PIMCO RAE Emerging Markets Fund	$59

PIMCO RAE Global Fund	12

PIMCO RAE Global ex-US Fund	3

PIMCO RAE International Fund	35

PIMCO RAE US Fund	27

PIMCO RAE US Small Fund	15

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(f) Acquired Fund Fees and Expenses  Acquired Fund expenses incurred by the Funds, if any, will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Funds’ assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Acquired Funds in addition to each Fund’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders.

PIMCO has contractually agreed, through October 31, 2021, to waive, first, the Investment Advisory Fee and, second, to the extent necessary,

the Supervisory and Administrative Fee it receives from the PIMCO RAE Global Fund in an amount equal to its proportionate share of the Investment Advisory Fees and Supervisory and Administrative Fees charged by PIMCO to the Underlying Funds in which the Fund invests (the “Underlying Fund Fees”) indirectly incurred by the Fund in connection with its investments in Underlying Funds, to the extent the Fund’s Investment Advisory Fee or Investment Advisory Fee and Supervisory and Administrative Fee, taken together, are greater than or equal to the Underlying Fund Fees. This waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

PIMCO has contractually agreed, through October 31, 2021, to waive, first, the Investment Advisory Fee and, second, to the extent necessary, the Supervisory and Administrative Fee it receives from the PIMCO RAE Global ex-US Fund in an amount equal to the Underlying Fund Fees indirectly incurred by the Fund in connection with its investments in Underlying Funds, to the extent the Fund’s Investment Advisory Fee or Investment Advisory Fee and Supervisory and Administrative Fee, taken together, are greater than or equal to the Underlying Fund Fees. This waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2020, the amounts were (in thousands†):

Fund Name	Waived Fees

PIMCO RAE Emerging Markets Fund	$775

PIMCO RAE Global Fund	930

PIMCO RAE Global ex-US Fund	246

PIMCO RAE International Fund	314

PIMCO RAE US Fund	231

PIMCO RAE US Small Fund	125

†	A zero balance may reflect actual amounts rounding to less than one thousand.

80	PIMCO EQUITY SERIES

December 31, 2020	(Unaudited)

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2020, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO RAE Emerging Markets Fund	$0	$0	$704,005	$571,211

PIMCO RAE Global Fund	0	0	16,705	44,422

PIMCO RAE Global ex-US Fund	0	0	3,974	3,164

PIMCO RAE International Fund	0	0	598,742	492,051

PIMCO RAE US Fund	0	0	245,011	199,806

PIMCO RAE US Small Fund	0	0	362,302	225,969

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO RAE Emerging Markets Fund				PIMCO RAE Global Fund				PIMCO RAE Global ex-US Fund

	Six Months Ended 12/31/2020 (Unaudited)		Year Ended 06/30/2020		Six Months Ended 12/31/2020 (Unaudited)		Year Ended 06/30/2020		Six Months Ended 12/31/2020 (Unaudited)		Year Ended 06/30/2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	77,217	$644,250	106,725	$971,435	692	$6,266	9,288	$80,341	129	$1,126	676	$5,338

I-2	61	529	542	4,758	0	0	5	43	0	0	3	34

Class A	225	1,948	3,035	29,025	2	22	24	201	219	1,854	1,860	18,577
Issued as reinvestment of distributions

Institutional Class	2,728	27,030	8,443	84,424	744	7,721	2,098	21,861	133	1,351	449	4,610

I-2	2	22	8	77	0	3	1	15	0	0	1	10

Class A	17	163	33	324	2	25	12	120	25	249	67	680
Cost of shares redeemed

Institutional Class	(64,509)	(532,680)	(229,152)	(1,735,767)	(4,886)	(48,133)	(7,205)	(62,887)	(102)	(886)	(2,030)	(18,776)

I-2	(177)	(1,479)	(1,806)	(16,841)	(4)	(42)	(11)	(90)	(7)	(65)	(38)	(377)

Class A	(122)	(1,038)	(3,730)	(34,998)	(34)	(307)	(89)	(826)	(311)	(2,796)	(739)	(6,753)

Net increase (decrease) resulting from Fund share transactions	15,442	$138,745	(115,902)	$(697,563)	(3,484)	$(34,445)	4,123	$38,778	86	$833	249	$3,343

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	81

Notes to Financial Statements	(Cont.)

	PIMCO RAE International Fund				PIMCO RAE US Fund				PIMCO RAE US Small Fund

	Six Months Ended 12/31/2020 (Unaudited)		Year Ended 06/30/2020		Six Months Ended 12/31/2020 (Unaudited)		Year Ended 06/30/2020		Six Months Ended 12/31/2020 (Unaudited)		Year Ended 06/30/2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	53,313	$460,552	99,138	$731,893	14,771	$154,478	15,595	$157,838	27,426	$286,900	64,231	$474,380

I-2	22	183	166	1,451	111	1,180	1,715	17,369	3	25	86	777

Class A	25	227	98	884	107	1,141	336	3,362	138	1,375	301	2,794
Issued as reinvestment of distributions

Institutional Class	2,431	24,117	2,050	20,419	2,030	23,702	2,956	34,450	4,184	47,265	198	2,246

I-2	2	17	4	41	55	633	94	1,094	8	91	3	39

Class A	9	86	18	181	22	247	33	381	43	476	5	61
Cost of shares redeemed

Institutional Class	(39,573)	(366,269)	(64,099)	(506,205)	(10,599)	(115,741)	(26,279)	(267,969)	(15,118)	(152,223)	(42,767)	(343,280)

I-2	(39)	(336)	(152)	(1,128)	(166)	(1,761)	(1,345)	(13,429)	(20)	(184)	(228)	(2,236)

Class A	(24)	(203)	(235)	(2,023)	(179)	(1,871)	(341)	(3,419)	(122)	(1,245)	(237)	(2,215)

Net increase (decrease) resulting from Fund share transactions	16,166	$118,374	36,988	$245,513	6,152	$62,008	(7,236)	$(70,323)	16,542	$182,480	21,592	$132,566

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of December 31, 2020. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO RAE Emerging Markets Fund	0	2	0%	67%

PIMCO RAE Global ex-US Fund	3	0	90%	0%

PIMCO RAE International Fund	0	3	0%	61%

PIMCO RAE US Fund	1	1	10%	17%

PIMCO RAE US Small Fund	0	2	0%	93%

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of December 31, 2020, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

82	PIMCO EQUITY SERIES

December 31, 2020	(Unaudited)

As of their last fiscal year ended June 30, 2020, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO RAE Emerging Markets Fund*	$232,414	$279,686

PIMCO RAE Global Fund	0	0

PIMCO RAE Global ex-US Fund	157	1,471

PIMCO RAE International Fund*	18,248	18,682

PIMCO RAE US Fund	0	0

PIMCO RAE US Small Fund*	19,982	8,623

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Portion of amount represents realized loss and recognized built-in loss, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of December 31, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

PIMCO RAE Emerging Markets Fund	$1,405,601	$352,508	$(35,565)	$316,943

PIMCO RAE Global Fund	261,168	42,112	0	42,112

PIMCO RAE Global ex-US Fund	78,295	2,535	0	2,535

PIMCO RAE International Fund	913,389	226,951	(1,578)	225,373

PIMCO RAE US Fund	606,206	221,787	(17,457)	204,330

PIMCO RAE US Small Fund	435,201	134,386	(2,260)	132,126

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	83

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BCY	Barclays Capital, Inc.	BSN	The Bank of Nova Scotia - Toronto	MBC	HSBC Bank Plc

BMO	BMO Capital Markets Corp.	FICC	Fixed Income Clearing Corporation	MSC	Morgan Stanley & Co. LLC.

BOS	BofA Securities, Inc.	FOB	Credit Suisse Securities (USA) LLC	SAL	Citigroup Global Markets, Inc.

BPG	BNP Paribas Securities Corp.	GSC	Goldman Sachs & Co. LLC	UBS	UBS Securities LLC

Currency Abbreviations:

USD (or $)	United States Dollar

Exchange Abbreviations:

OTC	Over the Counter

Other Abbreviations:

ADR	American Depositary Receipt	REIT	Real Estate Investment Trust	TBA	To-Be-Announced

GDR	Global Depositary Receipt	SP - ADR	Sponsored American Depositary Receipt

84	PIMCO EQUITY SERIES

Approval of Investment Advisory Contract and Other Agreements	(Unaudited)

Approval of Renewal of the Investment Advisory Contract, Sub-Advisory Agreement, Portfolio Implementation Agreement and Second Amended and Restated Supervision and Administration Agreement

At a meeting held on August 18-19, 2020, the Board of Trustees (the “Board”) of PIMCO Equity Series (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of PIMCO Dividend and Income Fund , PIMCO RAE Emerging Markets Fund, PIMCO RAE Global ex-US Fund, PIMCO RAE Global Fund, PIMCO RAE International Fund, PIMCO RAE US Fund, PIMCO RAE US Small Fund, PIMCO REALPATH® Blend Income Fund, PIMCO REALPATH® Blend 2025 Fund, PIMCO REALPATH® Blend 2030 Fund, PIMCO REALPATH® Blend 2035 Fund, PIMCO REALPATH® Blend 2040 Fund, PIMCO REALPATH® Blend 2045 Fund, PIMCO REALPATH® Blend 2050 Fund, PIMCO REALPATH® Blend 2055 Fund and PIMCO REALPATH® Blend 2060 Fund (each, a “Fund,” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2021.1 The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2021. In addition, the Board considered and unanimously approved the renewal of the: (i) Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between PIMCO, on behalf of PIMCO RAE Emerging Markets Fund, PIMCO RAE Global ex-US Fund, PIMCO RAE Global Fund, PIMCO RAE International Fund, PIMCO RAE US Fund, PIMCO RAE US Small Fund and the equity sleeve of the PIMCO Dividend and Income Fund (the “RAE Funds”), each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); and (ii) Portfolio Implementation Agreement (the “Portfolio Implementation Agreement”) among PIMCO, on behalf of the RAE Funds, each a series of the Trust, Research Affiliates and Parametric Portfolio Associates LLC (“Parametric”), each for an additional one-year term through August 31, 2021.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO, Research Affiliates and Parametric for the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO, Research Affiliates and Parametric to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, financial information for Research Affiliates and Parametric, information regarding the profitability to PIMCO of its relationship with the Funds, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds, and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates and Parametric in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company

[1]

The Board, including a majority of the Independent Trustees, determined to rely on the relief granted by a temporary exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 that permits fund boards of trustees to approve advisory contracts at a meeting held by remote communications that allows participating trustees to hear one another simultaneously, rather than in-person, in light of the impact of the novel coronavirus (“COVID-19”) pandemic and restrictions on travel and in-person gatherings. The Board determined that reliance on the exemptive order was necessary and appropriate due to circumstances related to current or potential effects of the COVID-19 pandemic and government-mandated restrictions, and prior to commencing the approval meeting, the Board confirmed that all Board members could hear each other simultaneously during the meeting. The Board noted that it would ratify any actions taken at this meeting pursuant to the SEC relief at its next in-person meeting.

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	85

Approval of Investment Advisory Contract and Other Agreements	(Cont.)

performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates and Parametric, on matters related to the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 18-19, 2020 meeting. The Independent Trustees also met telephonically with counsel to the Trust and the Independent Trustees, including telephonic meetings on July 10, 2020 and July 30, 2020, and conducted a telephonic meeting on July 30, 2020 with management and counsel to the Trust and the Independent Trustees, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement. In connection with its review of the Agreements and the Sub-Advisory Agreement, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Fund performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weight to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, Parametric, their Personnel and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Funds, and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to: investing in its cybersecurity program and business continuity functions, including the build-out of a new data center; funding projects and initiatives in support of the Funds; improving PIMCO governance and oversight of key fund administration processes; expanding and engaging a technology consultant to improve certain performance reconciliation processes; enhancing PIMCO’s oversight over certain of the Funds’ service providers; continuing to develop initiatives related to pricing, including, among other items, development of pricing tools and capabilities and continued extensive due diligence regarding pricing vendors; forming a new internal group responsible for the operational aspects of the Liquidity Risk Management Programs; developing compliance and operations processes in connection with regulatory developments; continuing to invest in PIMCO’s technology infrastructure; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; investing in the Fund Treasurer’s Office; enhancing a proprietary application to support new trading strategies and increase data precision and administration control; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; utilizing a service provider’s proprietary software and managed service model to timely meet N-PORT and N-CEN regulatory requirements; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; implementing a contingent NAV process; continuing to advocate in the public policy

86	PIMCO EQUITY SERIES

(Unaudited)

arena; developing a proprietary tool to monitor and facilitate potential interfund lending; utilizing a third-party software technology to allow portfolio management teams to run pre-trade calculations regarding new exchange-traded and cleared derivatives; and developing technology solutions to leverage artificial intelligence and machine learning.

Similarly, the Board considered the sub-advisory services provided by Research Affiliates to the RAE Funds. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing sub-advisory services to the RAE Funds. The Board also reviewed materials regarding Research Affiliates’ supervisory responsibilities with respect to Parametric’s provision of portfolio implementation services to the RAE Funds. The Board further considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

In addition, the Board considered the portfolio implementation and other operational services provided by Parametric to the RAE Funds by, among other things, effecting portfolio transactions on behalf of the RAE Funds. The Board further considered PIMCO’s oversight of Parametric in connection with Parametric providing portfolio implementation services. The Board also considered information about Parametric’s personnel responsible for providing services to the RAE Funds under the Portfolio Implementation Agreement. The Board also reviewed materials regarding the nature, extent and quality of Parametric’s trading, risk management, and compliance capabilities and resources, including Parametric’s policies and procedures regarding trade aggregation and allocation, which are integral parts of its role as portfolio implementer.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements, provided by Research Affiliates under the Sub-Advisory Agreement, and provided by Parametric under the Portfolio Implementation Agreement are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement. The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2020 and other performance data, as available, over short- and long-term periods ended June 30, 2020 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2020 (the “Broadridge Report”). The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report, which were provided in advance of the August 18-19, 2020 meeting.

The Trustees noted the Funds (based on Institutional Class performance) that outperformed their respective benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2020. The Board noted the amounts of the assets of the Trust and PIMCO Funds (based on Institutional Class performance) that outperformed their relevant benchmark net-of-fees over the one-, three- and five-year periods ended June 30, 2020. The Board discussed these and other performance-related developments.

The Board reviewed materials indicating that, according to the Broadridge Report, certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, over short- and long-term periods. PIMCO reported to the Board on the reasons for the underperformance of certain Funds and actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	87

Approval of Investment Advisory Contract and Other Agreements	(Cont.)

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds to scale at the outset. The Board noted that PIMCO generally seeks to price new funds competitively against the median total expense ratio of the respective Broadridge peer group, if available, while acknowledging that a fee premium may be appropriate for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate due to competitive positioning considerations, observed long-term notable underperformance and significant misalignments with the level or quality of services being provided or a change in the overall strategic positioning of the Funds.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate, and noted in particular, the following: the proposed four basis point reduction in the advisory fee for the PIMCO Dividend and Income Fund; the proposed five basis point reduction in the advisory fee for the PIMCO RAE Global Fund; the proposed 20 basis point reduction in the supervisory and administrative fee for each class of the PIMCO RAE Emerging Markets Fund and PIMCO RAE Global ex-US Fund; the proposed 15 basis point reduction for each class of the PIMCO RAE Global Fund; and the proposed 10 basis point reduction for each class of the PIMCO RAE International Fund, PIMCO RAE US Fund and PIMCO RAE US Small Fund.

The Board also reviewed data comparing certain Funds’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The

88	PIMCO EQUITY SERIES

(Unaudited)

Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds to scale at inception and reinvesting in other important areas of the business that support the Funds. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that in most cases the Funds’ total expense ratios were lower than the total expense ratios of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the expense limitation agreement in place for all of the Funds and the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Broadridge, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by Research Affiliates under the Sub-Advisory Agreement, and that the total expenses of each Fund and the RAE Funds after the proposals to decrease their fees, as applicable, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits attributable to the Funds. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Funds, PIMCO shares the benefits of economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics, senior management supervision, governance and oversight of those services, and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any,

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	89

Approval of Investment Advisory Contract and Other Agreements	(Cont.)	(Unaudited)

through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise, such as through all or portions of the sales charges on Class A or Class C shares of the Funds, as applicable. The Board noted that, while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO, Research Affiliates and Parametric supported the renewal of the Agreements, the Sub-Advisory Agreement, and the Portfolio Implementation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, the fees paid to Research Affiliates by PIMCO under the Sub-Advisory Agreement and the fees paid to Parametric by PIMCO under the Portfolio Implementation Agreement, and that the renewal of the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement was in the best interests of the Funds and their shareholders.

90	PIMCO EQUITY SERIES

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Portfolio Implementer

Parametric Portfolio Associates

1918 Eighth Avenue, Suite 3100

Seattle, WA 98101

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PES4003SAR_123120

PIMCO EQUITY SERIES®

Semiannual Report

December 31, 2020

PIMCO REALPATH® Blend 2025 Fund

PIMCO REALPATH® Blend 2030 Fund

PIMCO REALPATH® Blend 2035 Fund

PIMCO REALPATH® Blend 2040 Fund

PIMCO REALPATH® Blend 2045 Fund

PIMCO REALPATH® Blend 2050 Fund

PIMCO REALPATH® Blend 2055 Fund

PIMCO REALPATH® Blend 2060 Fund

PIMCO REALPATH® Blend Income Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

		Page

Chairman’s Letter		2

Important Information About the Funds		4

Expense Examples		26

Financial Highlights		28

Statements of Assets and Liabilities		36

Statements of Operations		40

Statements of Changes in Net Assets		42

Notes to Financial Statements		73

Glossary		95

Approval of Investment Advisory Contract and Other Agreements		96

Fund	Fund Summary	Schedule of Investments

PIMCO REALPATH® Blend 2025 Fund	8	44

PIMCO REALPATH® Blend 2030 Fund	10	48

PIMCO REALPATH® Blend 2035 Fund	12	52

PIMCO REALPATH® Blend 2040 Fund	14	55

PIMCO REALPATH® Blend 2045 Fund	16	58

PIMCO REALPATH® Blend 2050 Fund	18	61

PIMCO REALPATH® Blend 2055 Fund	20	64

PIMCO REALPATH® Blend 2060 Fund	22	67

PIMCO REALPATH® Blend Income Fund	24	69

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series prospectus. The Shareholder Reports for the other series of PIMCO Equity Series are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Equity Series Semiannual Report, which covers the six-month reporting period ended December 31, 2020. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended December 31, 2020

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic. Looking back before the reporting period began, second-quarter 2020 U.S. annualized gross domestic product (“GDP”) was -31.4%. This represented the steepest quarterly decline on record. With the economy reopening, third-quarter GDP growth was 33.4%, the largest quarterly increase on record. The Commerce Department’s initial estimate for fourth-quarter annualized GDP growth — released after the reporting period ended — was 4.0%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, before the reporting period began, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. In August 2020, Fed Chair Jerome Powell said the central bank had changed how it viewed the trade-off between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation run higher, which could mean that interest rates remain low for an extended period. Meanwhile, in March 2020, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy. A subsequent $900 billion stimulus package was finalized in December 2020.

Economies outside the U.S. were significantly impacted by the pandemic too. In its October 2020 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that it expects 2020 GDP in the eurozone, U.K. and Japan will be -8.3%, -9.8% and -5.3%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.5% and 0.7%, respectively, in 2019.

Against this backdrop, central banks and governments around the world took a number of aggressive actions. Looking back, in March 2020, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a €1.8 trillion spending package to bolster its economy. In December 2020, the ECB expanded its monetary stimulus program by another €500 billion.

The Bank of England reduced its key lending rate to 0.10% — a record low — in March, added £100 billion to its quantitative easing program in June, and increased its bond-buying program by £150 billion to £895 billion in November. Finally, toward the end of the year, the U.K. and the European Union agreed to a long-awaited Brexit deal. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. In May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package. Finally, in December 2020, the Bank of Japan announced a new ¥73.6 trillion stimulus package. Short-term U.S. Treasury yields edged modestly lower, whereas long-term yields moved higher, albeit from a very low level during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 0.93% at the end of the reporting period, versus 0.66% on June 30, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 0.78%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 4.20%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also

2	PIMCO EQUITY SERIES

rallied. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 10.82%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 7.89%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 10.29%.

Despite the headwinds from the pandemic, global equities produced strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 22.16%, partially fueled by a sharp rally in November and December 2020, because, in our view, investor sentiment improved after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 23.00%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 31.14%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 24.12% and European equities, as represented by the MSCI Europe Index (in EUR), returned 10.91%.

Commodity prices were volatile and produced mixed results. When the reporting period began, Brent crude oil was approximately $41 a barrel. Brent crude oil ended the reporting period at roughly $52 a barrel. We believe that oil prices rallied because producers reduced their output and investors anticipated stronger demand as global growth improved and several new COVID-19 vaccines were introduced. Elsewhere, copper prices moved higher, while gold declined.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with the U.S. election and several geopolitical events. The U.S. dollar weakened against a number of other major currencies. For example, the U.S. dollar returned -8.74%, -10.23% and -4.53% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding the funds, please contact your account manager or financial adviser, or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at www.pimco.com to learn more about our global viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	3

Important Information About the Funds

PIMCO Equity Series (the “Trust”) is an open-end management investment company that includes PIMCO REALPATH® Blend 2025 Fund, PIMCO REALPATH® Blend 2030 Fund, PIMCO REALPATH® Blend 2035 Fund, PIMCO REALPATH® Blend 2040 Fund, PIMCO REALPATH® Blend 2045 Fund, PIMCO REALPATH® Blend 2050 Fund, PIMCO REALPATH® Blend 2055 Fund, PIMCO REALPATH® Blend 2060 Fund and PIMCO REALPATH® Blend Income Fund (each, a “Fund” and collectively, the “Funds”).

The Funds are each “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Funds invest in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended, equity securities, fixed income instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. The Funds may invest in Institutional Class or Class M shares of any funds of the Trust and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds and funds sub-advised by Gurtin Municipal Bond Management (collectively, “Underlying PIMCO Funds”), and unaffiliated funds that are registered under the Investment Company Act of 1940 (collectively, “Acquired Funds”). The risks and strategies associated with an investment in the Fund may result from direct investments and/or indirect exposure through investment in Acquired Funds.

We believe that equity funds and bond funds have an important role to play in a well-diversified portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all equity securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund (and/or Underlying PIMCO Funds or Acquired Funds, as applicable) are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. A Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States are at or near historically low levels. Thus, the Funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause the Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Funds’ portfolio holdings in this report are made according to financial reporting standards. The classification of a

4	PIMCO EQUITY SERIES

particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Funds’ compliance calculations, including those used in the Funds’ prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. Each Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities held by the Underlying PIMCO Funds or Acquired Funds.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

A Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

The PIMCO REALPATH® Blend Funds are intended for investors who prefer to have their asset allocation decisions made by professional money managers and are designed to offer individual investors comprehensive asset allocation strategies tailored to the time when they expect to retire or to begin withdrawing assets. Each PIMCO REALPATH® Blend Fund is designed for investors expecting to retire or to begin withdrawing portions of their investments around the year indicated in the Fund’s name. The retirement year included in the REALPATH® Blend Fund’s name does not necessarily represent the specific year you expect to begin withdrawing your assets. It is intended only as a general guide.

The PIMCO REALPATH® Blend Funds are designed to provide investors with a comprehensive retirement solution tailored to the time when they expect to retire or plan to start withdrawing money (the “target date”). Each PIMCO REALPATH® Blend Fund follows a target asset allocation schedule that changes over time to help reduce portfolio risk, increasing its exposure to conservative investments as the target date approaches. The principal value of a Fund is not guaranteed at any time, including the target date. A Fund’s shareholders may experience losses, including losses near, at, or after the target year indicated in the PIMCO REALPATH® Blend Fund’s name.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. The Cumulative Returns chart reflects only Institutional Class performance. Performance may vary by share class based on each class’s expense ratios. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class and Administrative Class shares is $1,000,000. The

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	5

Important Information About the Funds	(Cont.)

minimum initial investment amount for Class A shares is $1,000. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for a Fund or share class may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Administrative Class	Class A	Class R	Diversification Status
PIMCO REALPATH® Blend 2025 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2030 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2035 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2040 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2045 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2050 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2055 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2060 Fund	12/31/19	12/31/19	12/31/19	12/31/19	—	Diversified
PIMCO REALPATH® Blend Income Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of a Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of a Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website

6	PIMCO EQUITY SERIES

at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

The SEC adopted a rule that allows the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling 888.877.4626. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Funds is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations.

The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Funds is uncertain at this time.

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	7

PIMCO REALPATH® Blend 2025 Fund

Cumulative Returns Through December 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2025 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2020

	6 Months*	1 Year	5 Years	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2025 Fund Institutional Class	14.99%	15.13%	10.32%	7.88%
PIMCO REALPATH® Blend 2025 Fund Administrative Class	14.80%	14.81%	10.03%	7.60%
PIMCO REALPATH® Blend 2025 Fund Class A	14.68%	14.51%	9.76%	7.34%
PIMCO REALPATH® Blend 2025 Fund Class A (adjusted)	8.37%	8.22%	8.53%	6.34%
S&P Target Date 2025 Index±	13.80%	11.22%	9.08%	7.46%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 0.56% for the Institutional Class shares, 0.81% for the Administrative Class shares, and 1.06% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	PIMCO EQUITY SERIES

Institutional Class - PPZRX	Administrative Class - PPZDX	Class A - PPZAX

Top 10 Holdings as of December 31, 2020†§

Vanguard Institutional Index Fund ‘Institutional’	23.6%
PIMCO Income Fund	14.0%
Vanguard Developed Markets Index Fund ‘Institutional’	12.0%
PIMCO Total Return Fund	11.7%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	8.0%
PIMCO Long-Term Real Return Fund	5.6%
PIMCO Real Return Fund	4.9%
PIMCO Emerging Markets Local Currency and Bond Fund	3.9%
PIMCO Long-Term U.S. Government Fund	2.4%
PIMCO High Yield Fund	2.3%

†  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. large market capitalization equities contributed to absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to developed market ex-U.S. equities contributed to absolute performance, as developed market ex-U.S. equities posted positive returns.

»	Exposure to emerging market equities contributed to absolute performance, as emerging market equities posted positive returns.

»	Exposure to U.S. small market capitalization equities contributed to absolute performance, as U.S. small market capitalization equities posted positive returns.

»	No notable detractors from absolute performance over the period.

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	9

PIMCO REALPATH® Blend 2030 Fund

Cumulative Returns Through December 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2030 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2020

	6 Months*	1 Year	5 Years	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2030 Fund Institutional Class	16.48%	14.28%	11.00%	8.31%
PIMCO REALPATH® Blend 2030 Fund Administrative Class	16.38%	14.05%	10.74%	8.05%
PIMCO REALPATH® Blend 2030 Fund Class A	16.31%	13.71%	10.48%	7.79%
PIMCO REALPATH® Blend 2030 Fund Class A (adjusted)	9.93%	7.43%	9.24%	6.78%
S&P Target Date 2030 Index±	16.07%	11.91%	9.78%	8.02%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 0.47% for the Institutional Class shares, 0.72% for the Administrative Class shares, and 0.97% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO EQUITY SERIES

Institutional Class - PBPNX	Administrative Class - PBPRX	Class A - PBPAX

Top 10 Holdings as of December 31, 2020†§

Vanguard Institutional Index Fund ‘Institutional’	30.5%
Vanguard Developed Markets Index Fund ‘Institutional’	14.5%
PIMCO Income Fund	12.6%
PIMCO Total Return Fund	10.2%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	9.2%
PIMCO Real Return Fund	4.2%
PIMCO Long-Term Real Return Fund	3.7%
PIMCO Emerging Markets Local Currency and Bond Fund	3.6%
Vanguard Small-Cap Index Fund ‘Admiral’	2.6%
PIMCO High Yield Fund	2.4%

†  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. large market capitalization equities contributed to absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to developed market ex-U.S. equities contributed to absolute performance, as developed market ex-U.S. equities posted positive returns.

»	Exposure to emerging market equities contributed to absolute performance, as emerging market equities posted positive returns.

»	Exposure to U.S. small market capitalization equities contributed to absolute performance, as U.S. small market capitalization equities posted positive returns.

»	No notable detractors from absolute performance over the period.

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	11

PIMCO REALPATH® Blend 2035 Fund

Cumulative Returns Through December 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2035 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2020

	6 Months*	1 Year	5 Years	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2035 Fund Institutional Class	18.24%	13.73%	11.28%	8.48%
PIMCO REALPATH® Blend 2035 Fund Administrative Class	18.05%	13.41%	10.99%	8.19%
PIMCO REALPATH® Blend 2035 Fund Class A	17.86%	13.15%	10.71%	7.94%
PIMCO REALPATH® Blend 2035 Fund Class A (adjusted)	11.37%	6.91%	9.48%	6.93%
S&P Target Date 2035 Index±	18.60%	12.79%	10.47%	8.58%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), were 0.39% for the Institutional Class shares, 0.64% for the Administrative Class shares, and 0.89% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

12	PIMCO EQUITY SERIES

Institutional Class - PDGZX	Administrative Class - PDGDX	Class A - PDGAX

Top 10 Holdings as of December 31, 2020†§

Vanguard Institutional Index Fund ‘Institutional’	33.6%
Vanguard Developed Markets Index Fund ‘Institutional’	16.6%
PIMCO Income Fund	10.4%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	9.3%
PIMCO Total Return Fund	8.0%
PIMCO Real Return Fund	3.3%
PIMCO Emerging Markets Local Currency and Bond Fund	3.0%
Vanguard Small-Cap Index Fund ‘Admiral’	3.0%
PIMCO High Yield Fund	2.3%
PIMCO Long-Term Real Return Fund	1.3%

†  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. large market capitalization equities contributed to absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to developed market ex-U.S. equities contributed to absolute performance, as developed market ex-U.S. equities posted positive returns.

»	Exposure to emerging market equities contributed to absolute performance, as emerging market equities posted positive returns.

»	Exposure to U.S. small market capitalization equities contributed to absolute performance, as U.S. small market capitalization equities posted positive returns.

»	No notable detractors from absolute performance over the period.

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	13

PIMCO REALPATH® Blend 2040 Fund

Cumulative Returns Through December 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2040 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2020

	6 Months*	1 Year	5 Years	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2040 Fund Institutional Class	19.55%	13.80%	11.46%	8.71%
PIMCO REALPATH® Blend 2040 Fund Administrative Class	19.47%	13.49%	11.17%	8.44%
PIMCO REALPATH® Blend 2040 Fund Class A	19.38%	13.21%	10.90%	8.18%
PIMCO REALPATH® Blend 2040 Fund Class A (adjusted)	12.78%	7.02%	9.64%	7.16%
S&P Target Date 2040 Index±	20.32%	13.37%	10.95%	8.96%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 0.33% for the Institutional Class shares, 0.58% for the Administrative Class shares, and 0.83% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

14	PIMCO EQUITY SERIES

Institutional Class - PVPNX	Administrative Class - PVPRX	Class A - PVPAX

Top 10 Holdings as of December 31, 2020†§

Vanguard Institutional Index Fund ‘Institutional’	38.6%
Vanguard Developed Markets Index Fund ‘Institutional’	19.5%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	9.9%
PIMCO Income Fund	8.6%
PIMCO Total Return Fund	6.2%
Vanguard Small-Cap Index Fund ‘Admiral’	3.6%
PIMCO Emerging Markets Local Currency and Bond Fund	2.6%
PIMCO Real Return Fund	2.6%
PIMCO High Yield Fund	2.4%
PIMCO International Bond Fund (U.S. Dollar-Hedged)	0.7%

†  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. large market capitalization equities contributed to absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to developed market ex-U.S. equities contributed to absolute performance, as developed market ex-U.S. equities posted positive returns.

»	Exposure to emerging market equities contributed to absolute performance, as emerging market equities posted positive returns.

»	Exposure to U.S. small market capitalization equities contributed to absolute performance, as U.S. small market capitalization equities posted positive returns.

»	No notable detractors from absolute performance over the period.

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	15

PIMCO REALPATH® Blend 2045 Fund

Cumulative Returns Through December 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2045 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2020

	6 Months*	1 Year	5 Years	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2045 Fund Institutional Class	20.71%	13.94%	11.62%	8.79%
PIMCO REALPATH® Blend 2045 Fund Administrative Class	20.47%	13.56%	11.31%	8.50%
PIMCO REALPATH® Blend 2045 Fund Class A	20.35%	13.34%	11.04%	8.24%
PIMCO REALPATH® Blend 2045 Fund Class A (adjusted)	13.75%	7.14%	9.78%	7.23%
S&P Target Date 2045 Index±	21.36%	13.66%	11.24%	9.19%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 0.27% for the Institutional Class shares, 0.52% for the Administrative Class shares, and 0.77% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

16	PIMCO EQUITY SERIES

Institutional Class - PVQNX	Administrative Class - PVQDX	Class A - PVQAX

Top 10 Holdings as of December 31, 2020†§

Vanguard Institutional Index Fund ‘Institutional’	41.5%
Vanguard Developed Markets Index Fund ‘Institutional’	21.1%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	10.2%
PIMCO Income Fund	6.4%
PIMCO Total Return Fund	4.1%
Vanguard Small-Cap Index Fund ‘Institutional’	4.0%
PIMCO High Yield Fund	2.4%
PIMCO Emerging Markets Local Currency and Bond Fund	2.1%
PIMCO Real Return Fund	1.7%
PIMCO International Bond Fund (U.S. Dollar-Hedged)	0.5%

†  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. large market capitalization equities contributed to absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to developed market ex-U.S. equities contributed to absolute performance, as developed market ex-U.S. equities posted positive returns.

»	Exposure to emerging market equities contributed to absolute performance, as emerging market equities posted positive returns.

»	Exposure to U.S. small market capitalization equities contributed to absolute performance, as U.S. small market capitalization equities posted positive returns.

»	No notable detractors from absolute performance over the period.

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	17

PIMCO REALPATH® Blend 2050 Fund

Cumulative Returns Through December 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2050 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2020

	6 Months*	1 Year	5 Years	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2050 Fund Institutional Class	21.15%	13.72%	11.65%	8.88%
PIMCO REALPATH® Blend 2050 Fund Administrative Class	20.98%	13.41%	11.36%	8.59%
PIMCO REALPATH® Blend 2050 Fund Class A	20.84%	13.08%	11.10%	8.33%
PIMCO REALPATH® Blend 2050 Fund Class A (adjusted)	14.19%	6.83%	9.84%	7.31%
S&P Target Date 2050 Index±	21.88%	13.87%	11.44%	9.36%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 0.24% for the Institutional Class shares, 0.49% for the Administrative Class shares, and 0.74% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

18	PIMCO EQUITY SERIES

Institutional Class - PPQZX	Administrative Class - PPQDX	Class A - PPQAX

Top 10 Holdings as of December 31, 2020†§

Vanguard Institutional Index Fund ‘Institutional’	43.5%
Vanguard Developed Markets Index Fund ‘Institutional’	23.0%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	10.6%
PIMCO Income Fund	5.1%
Vanguard Small-Cap Index Fund ‘Institutional’	4.3%
PIMCO Total Return Fund	2.7%
PIMCO High Yield Fund	2.4%
PIMCO Emerging Markets Local Currency and Bond Fund	1.8%
PIMCO Real Return Fund	1.1%
PIMCO International Bond Fund (U.S. Dollar-Hedged)	0.3%

†  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. large market capitalization equities contributed to absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to developed market ex-U.S. equities contributed to absolute performance, as developed market ex-U.S. equities posted positive returns.

»	Exposure to emerging market equities contributed to absolute performance, as emerging market equities posted positive returns.

»	Exposure to U.S. small market capitalization equities contributed to absolute performance, as U.S. small market capitalization equities posted positive returns.

»	No notable detractors from absolute performance over the period.

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	19

PIMCO REALPATH® Blend 2055 Fund

Cumulative Returns Through December 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2055 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2020

	6 Months*	1 Year	5 Years	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2055 Fund Institutional Class	21.21%	13.30%	11.52%	8.76%
PIMCO REALPATH® Blend 2055 Fund Administrative Class	21.10%	13.07%	11.27%	8.51%
PIMCO REALPATH® Blend 2055 Fund Class A	20.94%	12.82%	10.98%	8.21%
PIMCO REALPATH® Blend 2055 Fund Class A (adjusted)	14.30%	6.61%	9.72%	7.19%
S&P Target Date 2055 Index±	22.14%	13.86%	11.55%	9.43%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 0.24% for the Institutional Class shares, 0.49% for the Administrative Class shares, and 0.74% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

20	PIMCO EQUITY SERIES

Institutional Class - PRQZX	Administrative Class - PRQDX	Class A - PRQAX

Top 10 Holdings as of December 31, 2020†§

Vanguard Institutional Index Fund ‘Institutional’	43.3%
Vanguard Developed Markets Index Fund ‘Institutional’	23.6%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	10.5%
PIMCO Income Fund	4.4%
Vanguard Small-Cap Index Fund ‘Admiral’	4.3%
PIMCO High Yield Fund	2.4%
PIMCO Total Return Fund	2.1%
PIMCO Emerging Markets Local Currency and Bond Fund	1.7%
PIMCO Real Return Fund	0.9%
PIMCO International Bond Fund (U.S. Dollar-Hedged)	0.2%

†  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. large market capitalization equities contributed to absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to developed market ex-U.S. equities contributed to absolute performance, as developed market ex-U.S. equities posted positive returns.

»	Exposure to emerging market equities contributed to absolute performance, as emerging market equities posted positive returns.

»	Exposure to U.S. small market capitalization equities contributed to absolute performance, as U.S. small market capitalization equities posted positive returns.

»	No notable detractors from absolute performance over the period.

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	21

PIMCO REALPATH® Blend 2060 Fund

Cumulative Returns Through December 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2060 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2020

	6 Months*	1 Year	Fund Inception (12/31/19)
PIMCO REALPATH® Blend 2060 Fund Institutional Class	21.30%	13.42%	13.42%
PIMCO REALPATH® Blend 2060 Fund Administrative Class	21.19%	13.19%	13.19%
PIMCO REALPATH® Blend 2060 Fund Class A	21.18%	12.94%	12.94%
PIMCO REALPATH® Blend 2060 Fund Class A (adjusted)	14.54%	6.75%	6.75%
S&P Target Date 2060+ Index±	22.13%	13.99%	13.95%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 0.22% for the Institutional Class shares, 0.47% for the Administrative Class shares, and 0.72% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

22	PIMCO EQUITY SERIES

Institutional Class - PRBMX	Administrative Class - PRBEX	Class A - PRBAX

Top 10 Holdings as of December 31, 2020†§

Vanguard 500 Index Fund ‘Admiral’	44.6%
Vanguard Developed Markets Index Fund ‘Admiral’	24.5%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	10.9%
PIMCO Income Fund	4.4%
Vanguard Small-Cap Index Fund ‘Admiral’	4.3%
PIMCO High Yield Fund	2.4%
PIMCO Total Return Fund	2.0%
PIMCO Emerging Markets Local Currency and Bond Fund	1.7%
PIMCO Real Return Fund	0.8%
PIMCO International Bond Fund (U.S. Dollar-Hedged)	0.2%

†  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and shortterm instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. large market capitalization equities contributed to absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to developed market ex-U.S. equities contributed to absolute performance, as developed market ex-U.S. equities posted positive returns.

»	Exposure to emerging market equities contributed to absolute performance, as emerging market equities posted positive returns.

»	Exposure to U.S. small market capitalization equities contributed to absolute performance, as U.S. small market capitalization equities posted positive returns.

»	No notable detractors from absolute performance over the period.

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	23

PIMCO REALPATH® Blend Income Fund

Cumulative Returns Through December 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend Income Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. The Fund may invest in Institutional Class or Class M shares of any funds of the PIMCO Equity Series (the “Trust”) and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds and series of PIMCO Funds sub-advised by Gurtin Municipal Bond Management (“Underlying PIMCO Funds”), and unaffiliated funds that are registered under the Act (collectively, “Acquired Funds”). Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2020

	6 Months*	1 Year	5 Years	Fund Inception (12/31/14)
PIMCO REALPATH® Blend Income Fund Institutional Class	13.11%	13.96%	9.33%	7.23%
PIMCO REALPATH® Blend Income Fund Administrative Class	12.97%	13.70%	9.09%	6.98%
PIMCO REALPATH® Blend Income Fund Class A	12.77%	13.36%	8.79%	6.71%
PIMCO REALPATH® Blend Income Fund Class A (adjusted)	6.58%	7.11%	7.58%	5.71%
S&P Target Date Retirement Income Index±	7.79%	8.81%	6.50%	5.35%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 0.65% for the Institutional Class shares, 0.90% for the Administrative Class shares, and 1.15% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

24	PIMCO EQUITY SERIES

Institutional Class - PBRNX	Administrative Class - PBRDX	Class A - PBRAX

Top 10 Holdings as of December 31, 2020†§

Vanguard Institutional Index Fund ‘Institutional’	19.4%
PIMCO Income Fund	17.3%
PIMCO Total Return Fund	14.8%
Vanguard Developed Markets Index Fund ‘Institutional’	10.3%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	7.4%
PIMCO Real Return Fund	6.1%
PIMCO Long-Term Real Return Fund	5.7%
PIMCO Emerging Markets Local Currency and Bond Fund	4.7%
PIMCO High Yield Fund	2.4%
PIMCO Long-Term U.S. Government Fund	2.4%

†  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. large market capitalization equities contributed to absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to developed market ex-U.S. equities contributed to absolute performance, as developed market ex-U.S. equities posted positive returns.

»	Exposure to emerging market equities contributed to absolute performance, as emerging market equities posted positive returns.

»	Exposure to U.S. small market capitalization equities contributed to absolute performance, as U.S. small market capitalization equities posted positive returns.

»	No notable detractors from absolute performance over the period.

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	25

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from July 1, 2020 to December 31, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During Period*	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO REALPATH® Blend 2025 Fund
Institutional Class	$1,000.00	$1,149.90	$0.17	$1,000.00	$1,025.46	$0.16	0.03%
Administrative Class	1,000.00	1,148.00	1.54	1,000.00	1,024.18	1.45	0.28
Class A	1,000.00	1,146.80	2.91	1,000.00	1,022.90	2.75	0.53

PIMCO REALPATH® Blend 2030 Fund
Institutional Class	$1,000.00	$1,164.80	$0.22	$1,000.00	$1,025.41	$0.21	0.04%
Administrative Class	1,000.00	1,163.80	1.61	1,000.00	1,024.13	1.50	0.29
Class A	1,000.00	1,163.10	2.99	1,000.00	1,022.85	2.80	0.54

PIMCO REALPATH® Blend 2035 Fund
Institutional Class	$1,000.00	$1,182.40	$0.22	$1,000.00	$1,025.41	$0.21	0.04%
Administrative Class	1,000.00	1,180.50	1.62	1,000.00	1,024.13	1.50	0.29
Class A	1,000.00	1,178.60	3.01	1,000.00	1,022.85	2.80	0.54

PIMCO REALPATH® Blend 2040 Fund
Institutional Class	$1,000.00	$1,195.50	$0.28	$1,000.00	$1,025.36	$0.26	0.05%
Administrative Class	1,000.00	1,194.70	1.69	1,000.00	1,024.08	1.56	0.30
Class A	1,000.00	1,193.80	3.09	1,000.00	1,022.80	2.85	0.55

26	PIMCO EQUITY SERIES

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During Period*	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO REALPATH® Blend 2045 Fund
Institutional Class	$1,000.00	$1,207.10	$0.28	$1,000.00	$1,025.36	$0.26	0.05%
Administrative Class	1,000.00	1,204.70	1.69	1,000.00	1,024.08	1.56	0.30
Class A	1,000.00	1,203.50	3.10	1,000.00	1,022.80	2.85	0.55

PIMCO REALPATH® Blend 2050 Fund
Institutional Class	$1,000.00	$1,211.50	$0.28	$1,000.00	$1,025.36	$0.26	0.05%
Administrative Class	1,000.00	1,209.80	1.70	1,000.00	1,024.08	1.56	0.30
Class A	1,000.00	1,208.40	3.11	1,000.00	1,022.80	2.85	0.55

PIMCO REALPATH® Blend 2055 Fund
Institutional Class	$1,000.00	$1,212.10	$0.34	$1,000.00	$1,025.31	$0.31	0.06%
Administrative Class	1,000.00	1,211.00	1.76	1,000.00	1,024.03	1.61	0.31
Class A	1,000.00	1,209.40	3.17	1,000.00	1,022.75	2.90	0.56

PIMCO REALPATH® Blend 2060 Fund
Institutional Class	$1,000.00	$1,213.00	$0.34	$1,000.00	$1,025.31	$0.31	0.06%
Administrative Class	1,000.00	1,211.90	1.76	1,000.00	1,024.03	1.61	0.31
Class A	1,000.00	1,211.80	3.17	1,000.00	1,022.75	2.90	0.56

PIMCO REALPATH® Blend Income Fund
Institutional Class	$1,000.00	$1,131.10	$0.16	$1,000.00	$1,025.46	$0.16	0.03%
Administrative Class	1,000.00	1,129.70	1.53	1,000.00	1,024.18	1.45	0.28
Class A	1,000.00	1,127.70	2.89	1,000.00	1,022.90	2.75	0.53

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 187/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	27

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO REALPATH® Blend 2025 Fund
Institutional Class

07/01/2020 - 12/31/2020+	$11.71	$0.26	$1.49	$1.75	$(0.34)	$(0.17)	$0.00	$(0.51)

06/30/2020	11.33	0.36	0.36	0.72	(0.34)	0.00	0.00	(0.34)

06/30/2019	11.15	0.36	0.32	0.68	(0.32)	(0.18)	0.00	(0.50)

06/30/2018	10.63	0.31	0.43	0.74	(0.22)	0.00	0.00	(0.22)

06/30/2017	9.85	0.30	0.70	1.00	(0.22)	0.00	0.00	(0.22)

06/30/2016	9.99	0.32	(0.12)	0.20	(0.32)	(0.02)	0.00	(0.34)
Administrative Class

07/01/2020 - 12/31/2020+	11.69	0.22	1.51	1.73	(0.33)	(0.17)	0.00	(0.50)

06/30/2020	11.31	0.34	0.36	0.70	(0.32)	0.00	0.00	(0.32)

06/30/2019	11.13	0.32	0.34	0.66	(0.30)	(0.18)	0.00	(0.48)

06/30/2018	10.62	0.33	0.38	0.71	(0.20)	0.00	0.00	(0.20)

06/30/2017	9.85	0.28	0.69	0.97	(0.20)	0.00	0.00	(0.20)

06/30/2016	9.99	0.28	(0.11)	0.17	(0.29)	(0.02)	0.00	(0.31)
Class A

07/01/2020 - 12/31/2020+	11.68	0.21	1.50	1.71	(0.31)	(0.17)	0.00	(0.48)

06/30/2020	11.31	0.31	0.35	0.66	(0.29)	0.00	0.00	(0.29)

06/30/2019	11.13	0.29	0.34	0.63	(0.27)	(0.18)	0.00	(0.45)

06/30/2018	10.62	0.25	0.43	0.68	(0.17)	0.00	0.00	(0.17)

06/30/2017	9.85	0.32	0.64	0.96	(0.19)	0.00	0.00	(0.19)

06/30/2016	9.99	0.24	(0.10)	0.14	(0.26)	(0.02)	0.00	(0.28)

PIMCO REALPATH® Blend 2030 Fund
Institutional Class

07/01/2020 - 12/31/2020+	$11.76	$0.24	$1.71	$1.95	$(0.26)	$(0.15)	$0.00	$(0.41)

06/30/2020	11.54	0.35	0.22	0.57	(0.33)	(0.02)	0.00	(0.35)

06/30/2019	11.39	0.34	0.39	0.73	(0.32)	(0.26)	0.00	(0.58)

06/30/2018	10.81	0.30	0.54	0.84	(0.24)	(0.02)	0.00	(0.26)

06/30/2017	9.87	0.31	0.88	1.19	(0.25)	0.00	0.00	(0.25)

06/30/2016	10.00	0.31	(0.16)	0.15	(0.25)	(0.03)	0.00	(0.28)
Administrative Class

07/01/2020 - 12/31/2020+	11.75	0.20	1.72	1.92	(0.24)	(0.15)	0.00	(0.39)

06/30/2020	11.52	0.33	0.22	0.55	(0.30)	(0.02)	0.00	(0.32)

06/30/2019	11.38	0.30	0.39	0.69	(0.29)	(0.26)	0.00	(0.55)

06/30/2018	10.80	0.32	0.50	0.82	(0.22)	(0.02)	0.00	(0.24)

06/30/2017	9.88	0.29	0.85	1.14	(0.22)	0.00	0.00	(0.22)

06/30/2016	10.00	0.29	(0.15)	0.14	(0.23)	(0.03)	0.00	(0.26)
Class A

07/01/2020 - 12/31/2020+	11.71	0.19	1.72	1.91	(0.23)	(0.15)	0.00	(0.38)

06/30/2020	11.50	0.29	0.22	0.51	(0.28)	(0.02)	0.00	(0.30)

06/30/2019	11.36	0.28	0.39	0.67	(0.27)	(0.26)	0.00	(0.53)

06/30/2018	10.78	0.25	0.54	0.79	(0.19)	(0.02)	0.00	(0.21)

06/30/2017	9.87	0.33	0.80	1.13	(0.22)	0.00	0.00	(0.22)

06/30/2016	10.00	0.26	(0.16)	0.10	(0.20)	(0.03)	0.00	(0.23)

PIMCO REALPATH® Blend 2035 Fund
Institutional Class

07/01/2020 - 12/31/2020+	$11.65	$0.21	$1.90	$2.11	$(0.17)	$(0.09)	$0.00	$(0.26)

06/30/2020	11.58	0.33	0.08	0.41	(0.32)	(0.02)	0.00	(0.34)

06/30/2019	11.58	0.33	0.38	0.71	(0.32)	(0.39)	0.00	(0.71)

06/30/2018	10.91	0.29	0.64	0.93	(0.26)	0.00	0.00	(0.26)

06/30/2017	9.83	0.31	0.98	1.29	(0.21)	0.00	0.00	(0.21)

06/30/2016	10.04	0.29	(0.24)	0.05	(0.23)	(0.03)	0.00	(0.26)
Administrative Class

07/01/2020 - 12/31/2020+	11.63	0.17	1.92	2.09	(0.15)	(0.09)	0.00	(0.24)

06/30/2020	11.57	0.31	0.06	0.37	(0.29)	(0.02)	0.00	(0.31)

06/30/2019	11.57	0.29	0.39	0.68	(0.29)	(0.39)	0.00	(0.68)

06/30/2018	10.91	0.31	0.59	0.90	(0.24)	0.00	0.00	(0.24)

06/30/2017	9.83	0.25	1.01	1.26	(0.18)	0.00	0.00	(0.18)

06/30/2016	10.04	0.26	(0.24)	0.02	(0.20)	(0.03)	0.00	(0.23)
Class A

07/01/2020 - 12/31/2020+	11.67	0.16	1.92	2.08	(0.14)	(0.09)	0.00	(0.23)

06/30/2020	11.61	0.27	0.08	0.35	(0.27)	(0.02)	0.00	(0.29)

06/30/2019	11.61	0.26	0.39	0.65	(0.26)	(0.39)	0.00	(0.65)

06/30/2018	10.94	0.24	0.64	0.88	(0.21)	0.00	0.00	(0.21)

06/30/2017	9.88	0.32	0.92	1.24	(0.18)	0.00	0.00	(0.18)

06/30/2016	10.03	0.20	(0.19)	0.01	(0.13)	(0.03)	0.00	(0.16)

28	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$12.95	14.99%	$172,379	0.03	%*	0.04	%*	0.03	%*	0.04	%*	4.08	%*	2%

11.71	6.41	80,067	0.04		0.05		0.04		0.05		3.18		39

11.33	6.53	31,946	0.04		0.05		0.04		0.05		3.26		47

11.15	6.92	6,824	0.04		0.04		0.04		0.04		2.75		75

10.63	10.33	6,131	0.04		0.05		0.04		0.05		2.94		27

9.85	2.10	3,395	0.03		0.03		0.03		0.03		3.32		59

12.92	14.80	28,862	0.28	*	0.29	*	0.28	*	0.29	*	3.41	*	2

11.69	6.19	28,587	0.29		0.30		0.29		0.30		2.99		39

11.31	6.29	21,086	0.29		0.30		0.29		0.30		2.88		47

11.13	6.65	19,661	0.29		0.29		0.29		0.29		2.90		75

10.62	9.98	28	0.29		0.30		0.29		0.30		2.72		27

9.85	1.81	16	0.28		0.28		0.28		0.28		2.96		59

12.91	14.68	7,708	0.53	*	0.54	*	0.53	*	0.54	*	3.23	*	2

11.68	5.88	6,420	0.54		0.55		0.54		0.55		2.68		39

11.31	6.03	5,462	0.54		0.55		0.54		0.55		2.63		47

11.13	6.36	5,078	0.54		0.54		0.54		0.54		2.30		75

10.62	9.85	3,899	0.54		0.55		0.54		0.55		3.06		27

9.85	1.50	27	0.53		0.53		0.53		0.53		2.49		59

$13.30	16.58%	$193,750	0.04	%*	0.04	%*	0.04	%*	0.04	%*	3.61	%*	8%

11.76	4.89	105,414	0.05		0.06		0.05		0.06		3.00		28

11.54	6.84	52,133	0.05		0.06		0.05		0.06		3.08		40

11.39	7.81	13,974	0.05		0.05		0.05		0.05		2.63		98

10.81	12.20	12,978	0.05		0.06		0.05		0.06		2.99		23

9.87	1.67	6,409	0.04		0.04		0.04		0.04		3.22		65

13.28	16.38	32,007	0.29	*	0.29	*	0.29	*	0.29	*	3.07	*	8

11.75	4.76	27,583	0.30		0.31		0.30		0.31		2.81		28

11.52	6.50	21,469	0.30		0.31		0.30		0.31		2.71		40

11.38	7.64	20,114	0.30		0.30		0.30		0.30		2.77		98

10.80	11.76	39	0.30		0.31		0.30		0.31		2.75		23

9.88	1.52	23	0.29		0.29		0.29		0.29		3.05		65

13.24	16.31	7,733	0.54	*	0.54	*	0.54	*	0.54	*	2.87	*	8

11.71	4.41	6,494	0.55		0.56		0.55		0.56		2.50		28

11.50	6.28	5,774	0.55		0.56		0.55		0.56		2.52		40

11.36	7.36	4,169	0.55		0.55		0.55		0.55		2.20		98

10.78	11.64	3,118	0.55		0.56		0.55		0.56		3.13		23

9.87	1.15	13	0.54		0.54		0.54		0.54		2.74		65

$13.50	18.15%	$156,279	0.04	%*	0.05	%*	0.04	%*	0.05	%*	3.21	%*	0%

11.65	3.47	76,525	0.06		0.07		0.06		0.07		2.85		34

11.58	6.67	42,033	0.06		0.07		0.06		0.07		2.94		24

11.58	8.56	16,958	0.06		0.07		0.06		0.07		2.52		101

10.91	13.29	17,276	0.06		0.07		0.06		0.07		2.95		20

9.83	0.64	5,958	0.05		0.05		0.05		0.05		3.05		56

13.48	18.05	25,795	0.29	*	0.30	*	0.29	*	0.30	*	2.69	*	0

11.63	3.15	22,984	0.31		0.32		0.31		0.32		2.66		34

11.57	6.43	18,672	0.31		0.32		0.31		0.32		2.58		24

11.57	8.29	17,270	0.31		0.32		0.31		0.32		2.69		101

10.91	13.01	34	0.31		0.32		0.31		0.32		2.35		20

9.83	0.34	10	0.30		0.30		0.30		0.30		2.69		56

13.52	17.86	7,184	0.54	*	0.55	*	0.54	*	0.55	*	2.45	*	0

11.67	2.95	6,109	0.56		0.57		0.56		0.57		2.36		34

11.61	6.15	5,062	0.56		0.57		0.56		0.57		2.33		24

11.61	8.06	4,330	0.56		0.57		0.56		0.57		2.10		101

10.94	12.66	3,296	0.56		0.57		0.56		0.57		2.96		20

9.88	0.21	10	0.55		0.55		0.55		0.55		2.10		56

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	29

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO REALPATH® Blend 2040 Fund

Institutional Class

07/01/2020 - 12/31/2020+	$11.68	$0.19	$2.09	$2.28	$(0.15)	$(0.07)	$0.00	$(0.22)

06/30/2020	11.71	0.31	0.02	0.33	(0.34)	(0.02)	0.00	(0.36)

06/30/2019	11.71	0.32	0.38	0.70	(0.31)	(0.39)	0.00	(0.70)

06/30/2018	11.00	0.29	0.71	1.00	(0.27)	(0.02)	0.00	(0.29)

06/30/2017	9.84	0.34	1.00	1.34	(0.18)	0.00	0.00	(0.18)

06/30/2016	10.07	0.28	(0.24)	0.04	(0.24)	(0.03)	0.00	(0.27)

Administrative Class

07/01/2020 - 12/31/2020+	11.65	0.16	2.10	2.26	(0.13)	(0.07)	0.00	(0.20)

06/30/2020	11.69	0.29	0.01	0.30	(0.32)	(0.02)	0.00	(0.34)

06/30/2019	11.69	0.28	0.39	0.67	(0.28)	(0.39)	0.00	(0.67)

06/30/2018	10.99	0.31	0.66	0.97	(0.25)	(0.02)	0.00	(0.27)

06/30/2017	9.83	0.24	1.07	1.31	(0.15)	0.00	0.00	(0.15)

06/30/2016	10.07	0.27	(0.27)	0.00	(0.21)	(0.03)	0.00	(0.24)

Class A

07/01/2020 - 12/31/2020+	11.62	0.14	2.10	2.24	(0.12)	(0.07)	0.00	(0.19)

06/30/2020	11.67	0.26	0.00	0.26	(0.29)	(0.02)	0.00	(0.31)

06/30/2019	11.67	0.26	0.38	0.64	(0.25)	(0.39)	0.00	(0.64)

06/30/2018	10.98	0.23	0.70	0.93	(0.22)	(0.02)	0.00	(0.24)

06/30/2017	9.83	0.32	0.97	1.29	(0.14)	0.00	0.00	(0.14)

06/30/2016	10.07	0.25	(0.27)	(0.02)	(0.19)	(0.03)	0.00	(0.22)

PIMCO REALPATH® Blend 2045 Fund

Institutional Class

07/01/2020 - 12/31/2020+	$11.58	$0.18	$2.21	$2.39	$(0.10)	$(0.07)	$0.00	$(0.17)

06/30/2020	11.67	0.30	(0.04)	0.26	(0.33)	(0.02)	0.00	(0.35)

06/30/2019	11.79	0.31	0.37	0.68	(0.32)	(0.48)	0.00	(0.80)

06/30/2018	11.00	0.28	0.77	1.05	(0.26)	0.00	0.00	(0.26)

06/30/2017	9.79	0.35	1.02	1.37	(0.16)	0.00	0.00	(0.16)

06/30/2016	10.10	0.27	(0.32)	(0.05)	(0.23)	(0.03)	0.00	(0.26)

Administrative Class

07/01/2020 - 12/31/2020+	11.55	0.15	2.21	2.36	(0.08)	(0.07)	0.00	(0.15)

06/30/2020	11.65	0.28	(0.06)	0.22	(0.30)	(0.02)	0.00	(0.32)

06/30/2019	11.77	0.27	0.39	0.66	(0.30)	(0.48)	0.00	(0.78)

06/30/2018	10.99	0.31	0.71	1.02	(0.24)	0.00	0.00	(0.24)

06/30/2017	9.79	0.25	1.09	1.34	(0.14)	0.00	0.00	(0.14)

06/30/2016	10.09	0.24	(0.31)	(0.07)	(0.20)	(0.03)	0.00	(0.23)

Class A

07/01/2020 - 12/31/2020+	11.54	0.13	2.22	2.35	(0.07)	(0.07)	0.00	(0.14)

06/30/2020	11.64	0.24	(0.04)	0.20	(0.28)	(0.02)	0.00	(0.30)

06/30/2019	11.77	0.25	0.37	0.62	(0.27)	(0.48)	0.00	(0.75)

06/30/2018	10.99	0.22	0.77	0.99	(0.21)	0.00	0.00	(0.21)

06/30/2017	9.80	0.32	0.99	1.31	(0.12)	0.00	0.00	(0.12)

06/30/2016	10.09	0.22	(0.31)	(0.09)	(0.17)	(0.03)	0.00	(0.20)

30	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$13.74	19.55%	$171,219	0.05	%*	0.06	%*	0.05	%*	0.06	%*	2.91	%*	6%

11.68	2.76	92,728	0.06		0.07		0.06		0.07		2.70		21

11.71	6.44	64,541	0.06		0.07		0.06		0.07		2.81		29

11.71	9.17	26,413	0.06		0.07		0.06		0.07		2.50		95

11.00	13.73	24,381	0.06		0.07		0.06		0.07		3.16		15

9.84	0.48	3,509	0.05		0.05		0.05		0.05		2.90		43

13.71	19.47	19,910	0.30	*	0.31	*	0.30	*	0.31	*	2.40	*	6

11.65	2.45	16,746	0.31		0.32		0.31		0.32		2.52		21

11.69	6.21	12,386	0.31		0.32		0.31		0.32		2.48		29

11.69	8.90	11,003	0.31		0.32		0.31		0.32		2.66		95

10.99	13.48	52	0.31		0.32		0.31		0.32		2.33		15

9.83	0.14	36	0.30		0.30		0.30		0.30		2.89		43

13.67	19.29	8,637	0.55	*	0.56	*	0.55	*	0.56	*	2.13	*	6

11.62	2.17	7,914	0.56		0.57		0.56		0.57		2.22		21

11.67	5.99	7,869	0.56		0.57		0.56		0.57		2.28		29

11.67	8.52	5,484	0.56		0.57		0.56		0.57		2.03		95

10.98	13.24	5,285	0.56		0.57		0.56		0.57		2.98		15

9.83	(0.10)	30	0.55		0.55		0.55		0.55		2.63		43

$13.80	20.63%	$157,082	0.05	%*	0.06	%*	0.05	%*	0.06	%*	2.68	%*	4%

11.58	2.16	91,173	0.06		0.07		0.06		0.07		2.59		16

11.67	6.45	69,426	0.06		0.07		0.06		0.07		2.70		16

11.79	9.57	41,708	0.06		0.07		0.06		0.07		2.43		105

11.00	14.12	36,311	0.06		0.07		0.06		0.07		3.27		10

9.79	(0.45)	3,415	0.05		0.05		0.05		0.05		2.84		41

13.76	20.47	17,993	0.30	*	0.31	*	0.30	*	0.31	*	2.28	*	4

11.55	1.85	14,426	0.31		0.32		0.31		0.32		2.41		16

11.65	6.21	10,935	0.31		0.32		0.31		0.32		2.38		16

11.77	9.31	10,287	0.31		0.32		0.31		0.32		2.58		105

10.99	13.77	60	0.31		0.32		0.31		0.32		2.35		10

9.79	(0.63)	39	0.30		0.30		0.30		0.30		2.55		41

13.75	20.35	4,031	0.55	*	0.56	*	0.55	*	0.56	*	1.96	*	4

11.54	1.64	3,658	0.56		0.57		0.56		0.57		2.08		16

11.64	5.88	4,280	0.56		0.57		0.56		0.57		2.15		16

11.77	9.01	3,569	0.56		0.57		0.56		0.57		1.93		105

10.99	13.50	3,071	0.56		0.57		0.56		0.57		2.94		10

9.80	(0.81)	10	0.55		0.55		0.55		0.55		2.31		41

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	31

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO REALPATH® Blend 2050 Fund

Institutional Class

07/01/2020 - 12/31/2020+	$11.59	$0.17	$2.27	$2.44	$(0.08)	$(0.07)	$0.00	$(0.15)

06/30/2020	11.74	0.29	(0.08)	0.21	(0.34)	(0.02)	0.00	(0.36)

06/30/2019	11.86	0.30	0.39	0.69	(0.31)	(0.50)	0.00	(0.81)

06/30/2018	11.05	0.28	0.79	1.07	(0.26)	0.00	0.00	(0.26)

06/30/2017	9.82	0.35	1.05	1.40	(0.17)	0.00	0.00	(0.17)

06/30/2016	10.11	0.27	(0.32)	(0.05)	(0.21)	(0.03)	0.00	(0.24)

Administrative Class

07/01/2020 - 12/31/2020+	11.56	0.14	2.28	2.42	(0.06)	(0.07)	0.00	(0.13)

06/30/2020	11.71	0.27	(0.09)	0.18	(0.31)	(0.02)	0.00	(0.33)

06/30/2019	11.84	0.27	0.39	0.66	(0.29)	(0.50)	0.00	(0.79)

06/30/2018	11.04	0.31	0.73	1.04	(0.24)	0.00	0.00	(0.24)

06/30/2017	9.82	0.24	1.13	1.37	(0.15)	0.00	0.00	(0.15)

06/30/2016	10.10	0.24	(0.30)	(0.06)	(0.19)	(0.03)	0.00	(0.22)

Class A

07/01/2020 - 12/31/2020+	11.51	0.12	2.28	2.40	(0.05)	(0.07)	0.00	(0.12)

06/30/2020	11.67	0.23	(0.08)	0.15	(0.29)	(0.02)	0.00	(0.31)

06/30/2019	11.80	0.24	0.39	0.63	(0.26)	(0.50)	0.00	(0.76)

06/30/2018	11.00	0.22	0.79	1.01	(0.21)	0.00	0.00	(0.21)

06/30/2017	9.80	0.30	1.03	1.33	(0.13)	0.00	0.00	(0.13)

06/30/2016	10.10	0.23	(0.32)	(0.09)	(0.18)	(0.03)	0.00	(0.21)

PIMCO REALPATH® Blend 2055 Fund

Institutional Class

07/01/2020 - 12/31/2020+	$11.59	$0.17	$2.28	$2.45	$(0.07)	$(0.04)	$0.00	$(0.11)

06/30/2020	11.79	0.29	(0.12)	0.17	(0.36)	(0.01)	0.00	(0.37)

06/30/2019	11.74	0.31	0.37	0.68	(0.21)	(0.42)	0.00	(0.63)

06/30/2018	11.02	0.28	0.77	1.05	(0.33)	0.00	0.00	(0.33)

06/30/2017	9.80	0.27	1.12	1.39	(0.17)	0.00	0.00	(0.17)

06/30/2016	10.11	0.27	(0.33)	(0.06)	(0.22)	(0.03)	0.00	(0.25)

Administrative Class

07/01/2020 - 12/31/2020+	11.58	0.14	2.29	2.43	(0.06)	(0.04)	0.00	(0.10)

06/30/2020	11.78	0.28	(0.13)	0.15	(0.34)	(0.01)	0.00	(0.35)

06/30/2019	11.75	0.29	0.35	0.64	(0.19)	(0.42)	0.00	(0.61)

06/30/2018	11.03	0.30	0.73	1.03	(0.31)	0.00	0.00	(0.31)

06/30/2017	9.80	0.22	1.15	1.37	(0.14)	0.00	0.00	(0.14)

06/30/2016	10.11	0.24	(0.33)	(0.09)	(0.19)	(0.03)	0.00	(0.22)

Class A

07/01/2020 - 12/31/2020+	11.53	0.11	2.29	2.40	(0.04)	(0.04)	0.00	(0.08)

06/30/2020	11.73	0.23	(0.12)	0.11	(0.30)	(0.01)	0.00	(0.31)

06/30/2019	11.69	0.24	0.38	0.62	(0.16)	(0.42)	0.00	(0.58)

06/30/2018	10.98	0.21	0.78	0.99	(0.28)	0.00	0.00	(0.28)

06/30/2017	9.79	0.31	1.01	1.32	(0.13)	0.00	0.00	(0.13)

06/30/2016	10.09	0.22	(0.32)	(0.10)	(0.17)	(0.03)	0.00	(0.20)

32	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$13.88	21.06%	$163,475	0.05	%*	0.06	%*	0.05	%*	0.06	%*	2.54	%*	2%

11.59	1.66	103,972	0.06		0.07		0.06		0.07		2.53		20

11.74	6.54	84,302	0.06		0.07		0.06		0.07		2.64		16

11.86	9.69	50,057	0.06		0.07		0.06		0.07		2.39		108

11.05	14.40	43,554	0.06		0.07		0.06		0.07		3.26		10

9.82	(0.40)	3,934	0.05		0.05		0.05		0.05		2.86		38

13.85	20.98	20,167	0.30	*	0.31	*	0.30	*	0.31	*	2.11	*	2

11.56	1.43	17,960	0.31		0.32		0.31		0.32		2.32		20

11.71	6.22	17,027	0.31		0.32		0.31		0.32		2.34		16

11.84	9.44	14,382	0.31		0.32		0.31		0.32		2.58		108

11.04	14.05	21	0.31		0.32		0.31		0.32		2.26		10

9.82	(0.60)	13	0.30		0.30		0.30		0.30		2.53		38

13.79	20.84	4,092	0.55	*	0.56	*	0.55	*	0.56	*	1.82	*	2

11.51	1.16	4,101	0.56		0.57		0.56		0.57		2.03		20

11.67	5.99	4,520	0.56		0.57		0.56		0.57		2.09		16

11.80	9.20	3,782	0.56		0.57		0.56		0.57		1.90		108

11.00	13.74	3,440	0.56		0.57		0.56		0.57		2.79		10

9.80	(0.89)	110	0.55		0.55		0.55		0.55		2.47		38

$13.93	21.21%	$91,705	0.06	%*	0.06	%*	0.06	%*	0.06	%*	2.56	%*	4%

11.59	1.33	51,061	0.07		0.07		0.06		0.06		2.49		28

11.79	6.41	32,098	0.06		0.07		0.06		0.07		2.76		51

11.74	9.56	10,558	0.06		0.07		0.06		0.07		2.43		67

11.02	14.35	6,555	0.06		0.07		0.06		0.07		2.56		14

9.80	(0.47)	3,388	0.05		0.05		0.05		0.05		2.83		38

13.91	21.01	6,296	0.31	*	0.31	*	0.31	*	0.31	*	2.14	*	4

11.58	1.15	4,828	0.32		0.32		0.31		0.31		2.46		28

11.78	6.02	605	0.31		0.32		0.31		0.32		2.58		51

11.75	9.37	152	0.31		0.32		0.31		0.32		2.54		67

11.03	14.11	16	0.31		0.32		0.31		0.32		2.11		14

9.80	(0.77)	11	0.30		0.30		0.30		0.30		2.54		38

13.85	20.86	2,647	0.56	*	0.56	*	0.56	*	0.56	*	1.76	*	4

11.53	0.85	2,684	0.57		0.57		0.56		0.56		1.98		28

11.73	5.86	2,758	0.56		0.57		0.56		0.57		2.11		51

11.69	9.04	2,038	0.56		0.57		0.56		0.57		1.85		67

10.98	13.62	1,799	0.56		0.57		0.56		0.57		2.85		14

9.79	(0.94)	60	0.55		0.55		0.55		0.55		2.29		38

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	33

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO REALPATH® Blend 2060 Fund

Institutional Class

07/01/2020 - 12/31/2020+	$9.35	$0.13	$1.86	$1.99	$(0.10)	$0.00	$0.00	$(0.10)

12/31/2019 - 06/30/2020	10.00	0.09	(0.74)	(0.65)	0.00	0.00	0.00	0.00

Administrative Class

07/01/2020 - 12/31/2020+	9.33	0.11	1.88	1.99	(0.09)	0.00	0.00	(0.09)

12/31/2019 - 06/30/2020	10.00	0.08	(0.75)	(0.67)	0.00	0.00	0.00	0.00

Class A

07/01/2020 - 12/31/2020+	9.32	0.15	1.82	1.97	(0.08)	0.00	0.00	(0.08)

12/31/2019 - 06/30/2020	10.00	0.08	(0.76)	(0.68)	0.00	0.00	0.00	0.00

PIMCO REALPATH® Blend Income Fund

Institutional Class

07/01/2020 - 12/31/2020+	$11.58	$0.27	$1.25	$1.52	$(0.36)	$(0.18)	$0.00	$(0.54)

06/30/2020	11.28	0.35	0.34	0.69	(0.39)	0.00	0.00	(0.39)

06/30/2019	10.92	0.37	0.34	0.71	(0.35)	0.00	0.00	(0.35)

06/30/2018	10.54	0.32	0.26	0.58	(0.20)	0.00	0.00	(0.20)

06/30/2017	9.92	0.31	0.56	0.87	(0.25)	0.00	0.00	(0.25)

06/30/2016	9.95	0.32	0.00	0.32	(0.32)	(0.02)	(0.01)	(0.35)

Administrative Class

07/01/2020 - 12/31/2020+	11.59	0.24	1.25	1.49	(0.34)	(0.18)	0.00	(0.52)

06/30/2020	11.28	0.33	0.34	0.67	(0.36)	0.00	0.00	(0.36)

06/30/2019	10.92	0.33	0.35	0.68	(0.32)	0.00	0.00	(0.32)

06/30/2018	10.55	0.33	0.22	0.55	(0.18)	0.00	0.00	(0.18)

06/30/2017	9.92	0.28	0.57	0.85	(0.22)	0.00	0.00	(0.22)

06/30/2016	9.94	0.29	0.01	0.30	(0.29)	(0.02)	(0.01)	(0.32)

Class A

07/01/2020 - 12/31/2020+	11.53	0.25	1.21	1.46	(0.33)	(0.18)	0.00	(0.51)

06/30/2020	11.24	0.32	0.32	0.64	(0.35)	0.00	0.00	(0.35)

06/30/2019	10.88	0.32	0.34	0.66	(0.30)	0.00	0.00	(0.30)

06/30/2018	10.52	0.27	0.25	0.52	(0.16)	0.00	0.00	(0.16)

06/30/2017	9.91	0.31	0.51	0.82	(0.21)	0.00	0.00	(0.21)

06/30/2016	9.94	0.28	(0.01)	0.27	(0.27)	(0.02)	(0.01)	(0.30)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

34	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.24	21.30%	$6,661	0.06	%*	0.07	%*	0.06	%*	0.07	%*	2.52	%*	7%

9.35	(6.50)	2,817	0.05	*	2.52	*	0.05	*	2.52	*	1.95	*	12

11.23	21.32	14	0.31	*	0.32	*	0.31	*	0.32	*	2.10	*	7

9.33	(6.70)	9	0.30	*	2.77	*	0.30	*	2.77	*	1.69	*	12

11.21	21.18	556	0.56	*	0.57	*	0.56	*	0.57	*	2.72	*	7

9.32	(6.80)	29	0.55	*	3.02	*	0.55	*	3.02	*	1.70	*	12

$12.56	13.11%	$162,707	0.03	%*	0.04	%*	0.03	%*	0.04	%*	4.26	%*	1%

11.58	6.16	106,005	0.04		0.05		0.04		0.05		3.08		52

11.28	6.70	21,432	0.04		0.05		0.04		0.05		3.41		64

10.92	5.52	7,556	0.04		0.04		0.04		0.04		2.91		34

10.54	8.85	6,027	0.04		0.05		0.04		0.05		2.95		30

9.92	3.33	3,317	0.03		0.03		0.03		0.03		3.34		41

12.56	12.88	30,932	0.28	*	0.29	*	0.28	*	0.29	*	3.75	*	1

11.59	6.02	29,547	0.29		0.30		0.29		0.30		2.93		52

11.28	6.44	11,586	0.29		0.30		0.29		0.30		3.08		64

10.92	5.17	13,340	0.29		0.29		0.29		0.29		2.98		34

10.55	8.71	74	0.29		0.30		0.29		0.30		2.68		30

9.92	3.08	50	0.28		0.28		0.28		0.28		2.95		41

12.48	12.68	25,183	0.53	*	0.54	*	0.53	*	0.54	*	3.94	*	1

11.53	5.71	16,501	0.54		0.55		0.54		0.55		2.82		52

11.24	6.25	7,204	0.54		0.55		0.54		0.55		2.92		64

10.88	4.91	3,535	0.54		0.54		0.54		0.54		2.51		34

10.52	8.39	1,661	0.54		0.55		0.54		0.55		2.91		30

9.91	2.75	70	0.53		0.53		0.53		0.53		2.84		41

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	35

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO REALPATH® Blend 2025 Fund	PIMCO REALPATH® Blend 2030 Fund	PIMCO REALPATH® Blend 2035 Fund	PIMCO REALPATH® Blend 2040 Fund

Assets:

Investments, at value
Investments in securities*	$100,452	$132,644	$123,033	$145,002
Investments in Affiliates	118,109	98,356	72,649	56,178
Financial Derivative Instruments
Exchange-traded or centrally cleared	420	485	0	0
Over the counter	4	7	5	9
Cash	1	1	1	1
Receivable for investments sold	933	6,651	1,057	3,083
Receivable for Fund shares sold	564	981	313	205
Interest and/or dividends receivable	0	0	0	0
Dividends receivable from Affiliates	191	188	123	105
Total Assets	220,674	239,313	197,181	204,583

Liabilities:

Financial Derivative Instruments
Exchange-traded or centrally cleared	$83	$96	$0	$0
Over the counter	2	2	2	2
Payable for investments purchased	0	0	1,209	0
Payable for investments in Affiliates purchased	11,266	5,599	6,629	4,482
Deposits from counterparty	50	50	50	50
Payable for Fund shares redeemed	307	58	16	265
Accrued investment advisory fees	2	2	3	5
Accrued supervisory and administrative fees	5	6	5	5
Accrued distribution fees	7	7	6	5
Accrued servicing fees	2	2	2	2
Accrued reimbursement to PIMCO	1	1	1	1
Total Liabilities	11,725	5,823	7,923	4,817

Net Assets	$208,949	$233,490	$189,258	$199,766

Net Assets Consist of:

Paid in capital	$189,351	$206,767	$165,943	$172,022
Distributable earnings (accumulated loss)	19,598	26,723	23,315	27,744

Net Assets	$208,949	$233,490	$189,258	$199,766

Cost of investments in securities	$82,994	$109,271	$102,144	$119,596
Cost of investments in Affiliates	$118,448	$97,735	$71,733	$55,115
Cost or premiums of financial derivative instruments, net	$754	$885	$0	$0

* Includes repurchase agreements of:	$603	$760	$789	$834

†	A zero balance may reflect actual amounts rounding to less than one thousand.

36	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2020	(Unaudited)

PIMCO REALPATH® Blend 2045 Fund	PIMCO REALPATH® Blend 2050 Fund	PIMCO REALPATH® Blend 2055 Fund	PIMCO REALPATH® Blend 2060 Fund	PIMCO REALPATH® Blend Income Fund

$140,847	$154,857	$85,332	$6,013	$87,827
41,022	33,725	16,983	1,118	136,604

0	0	0	0	457
5	7	3	0	3
1	0	0	105	1
1,298	2,074	267	43	368
224	187	170	35	201
0	0	0	0	1
73	65	31	2	251
183,470	190,915	102,786	7,316	225,713

$0	$0	$0	$0	$90
2	2	1	0	2
716	619	1,243	52	888
3,362	2,425	819	32	5,772
50	50	30	0	60
219	69	37	0	54
5	5	3	0	2
4	4	2	1	9
4	5	2	0	7
1	1	1	0	6
1	1	0	0	1
4,364	3,181	2,138	85	6,891

$179,106	$187,734	$100,648	$7,231	$218,822

$151,959	$155,985	$85,479	$6,516	$198,779
27,147	31,749	15,169	715	20,043

$179,106	$187,734	$100,648	$7,231	$218,822

$115,616	$125,496	$71,240	$5,327	$70,894
$40,312	$33,064	$16,653	$1,104	$135,623
$0	$0	$0	$0	$887

$1,052	$1,427	$1,668	$0	$485

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	37

Statements of Assets and Liabilities	(Cont.)

	PIMCO REALPATH® Blend 2025 Fund	PIMCO REALPATH® Blend 2030 Fund	PIMCO REALPATH® Blend 2035 Fund	PIMCO REALPATH® Blend 2040 Fund

Net Assets:

Institutional Class	$172,379	$193,750	$156,279	$171,219
Administrative Class	28,862	32,007	25,795	19,910
Class A	7,708	7,733	7,184	8,637

Shares Issued and Outstanding:

Institutional Class	13,314	14,566	11,574	12,460
Administrative Class	2,235	2,411	1,913	1,452
Class A	597	584	531	632

Net Asset Value Per Share Outstanding(a):

Institutional Class	$12.95	$13.30	$13.50	$13.74
Administrative Class	12.92	13.28	13.48	13.71
Class A	12.91	13.24	13.52	13.67

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

38	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2020	(Unaudited)

PIMCO REALPATH® Blend 2045 Fund	PIMCO REALPATH® Blend 2050 Fund	PIMCO REALPATH® Blend 2055 Fund	PIMCO REALPATH® Blend 2060 Fund	PIMCO REALPATH® Blend Income Fund

$157,082	$163,475	$91,705	$6,661	$162,707
17,993	20,167	6,296	14	30,932
4,031	4,092	2,647	556	25,183

11,380	11,773	6,582	592	12,958
1,307	1,457	452	1	2,462
293	297	191	50	2,017

$13.80	$13.88	$13.93	$11.24	$12.56
13.76	13.85	13.91	11.23	12.56
13.75	13.79	13.85	11.21	12.48

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	39

Statements of Operations

Six Months Ended December 31, 2020 (Unaudited)
(Amounts in thousands†)	PIMCO REALPATH® Blend 2025 Fund	PIMCO REALPATH® Blend 2030 Fund	PIMCO REALPATH® Blend 2035 Fund	PIMCO REALPATH® Blend 2040 Fund

Investment Income:

Dividends	$1,015	$1,332	$1,176	$1,392
Dividends from Investments in Affiliates	2,415	2,127	1,200	918
Total Income	3,430	3,459	2,376	2,310

Expenses:

Investment advisory fees	9	10	15	24
Supervisory and administrative fees	26	28	23	26
Distribution and/or servicing fees - Administrative Class	37	38	31	24
Servicing fees - Class A	9	9	8	10
Trustee fees	5	6	5	5
Miscellaneous expense	4	0	4	4
Total Expenses	90	91	86	93
Waiver and/or Reimbursement by PIMCO	(5)	(1)	(5)	(5)
Net Expenses	85	90	81	88

Net Investment Income (Loss)	3,345	3,369	2,295	2,222

Net Realized Gain (Loss):

Investments in securities	412	1,008	284	294
Investments in Affiliates	(28)	(11)	(6)	(3)
Net capital gain distributions received from investments	523	742	655	792
Net capital gain distributions received from Affiliate investments	3,624	2,272	564	94
Exchange-traded or centrally cleared financial derivative instruments	(242)	(160)	0	0
Over the counter financial derivative instruments	862	1,021	799	840

Net Realized Gain (Loss)	5,151	4,872	2,296	2,017

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	16,043	20,951	18,915	22,454
Investments in Affiliates	(1,661)	(224)	832	1,164
Exchange-traded or centrally cleared financial derivative instruments	(89)	(222)	0	0
Over the counter financial derivative instruments	84	117	78	84

Net Change in Unrealized Appreciation (Depreciation)	14,377	20,622	19,825	23,702

Net Increase (Decrease) in Net Assets Resulting from Operations	$22,873	$28,863	$24,416	$27,941

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of the Fund was December 31, 2019.

† A zero balance may reflect actual amounts rounding to less than one thousand

40	PIMCO EQUITY SERIES	See Accompanying Notes

PIMCO REALPATH® Blend 2045 Fund	PIMCO REALPATH® Blend 2050 Fund	PIMCO REALPATH® Blend 2055 Fund	PIMCO REALPATH® Blend 2060 Fund(a)	PIMCO REALPATH® Blend Income Fund

$1,351	$1527	$798	$51	$894
603	508	228	14	3,157
1,954	2,035	1,026	65	4,051

22	24	12	1	10
19	21	11	1	44
21	25	7	0	39
5	5	3	0	25
5	5	3	0	6
3	4	0	0	5
75	84	36	2	129
(5)	(5)	(1)	(0)	(6)
70	79	35	2	123

1,884	1,956	991	63	3,928

312	542	28	2	308
(1)	8	1	(1)	(14)
757	825	436	0	432
55	39	16	1	3,916
0	0	0	0	(318)
782	852	484	35	878

1,905	2,266	965	37	5,202

21,849	24,624	12,572	845	14,544
875	839	395	26	(1,057)
0	0	0	0	(80)
74	105	22	0	51

22,798	25,568	12,989	871	13,458

$26,587	$29,790	$14,945	$971	$22,588

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	41

Statements of Changes in Net Assets

	PIMCO REALPATH® Blend 2025 Fund		PIMCO REALPATH® Blend 2030 Fund		PIMCO REALPATH® Blend 2035 Fund		PIMCO REALPATH® Blend 2040 Fund

(Amounts in thousands†)	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$3,345	$2,731	$3,369	$3,359	$2,295	$2,366	$2,222	$2,649

Net realized gain (loss)	5,151	1,650	4,872	1,243	2,296	(66)	2,017	(281)
Net change in unrealized appreciation (depreciation)	14,377	604	20,622	(38)	19,825	(706)	23,702	(523)

Net Increase (Decrease) in Net Assets Resulting from Operations	22,873	4,985	28,863	4,564	24,416	1,594	27,941	1,845

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(6,390)	(1,586)	(5,617)	(2,365)	(2,815)	(1,594)	(2,569)	(2,279)
Administrative Class	(1,084)	(764)	(918)	(774)	(464)	(630)	(294)	(473)
Class A	(277)	(150)	(215)	(177)	(121)	(143)	(118)	(238)

Total Distributions(b)	(7,751)	(2,500)	(6,750)	(3,316)	(3,400)	(2,367)	(2,981)	(2,990)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	78,753	54,095	71,886	58,867	62,624	40,624	57,418	33,737

Total Increase (Decrease) in Net Assets	93,875	56,580	93,999	60,115	83,640	39,851	82,378	32,592

Net Assets:

Beginning of period	115,074	58,494	139,491	79,376	105,618	65,767	117,388	84,796
End of period	$208,949	$115,074	$233,490	$139,491	$189,258	$105,618	$199,766	$117,388

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Inception date of the Fund was December 31, 2019.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

42	PIMCO EQUITY SERIES	See Accompanying Notes

PIMCO REALPATH® Blend 2045 Fund		PIMCO REALPATH® Blend 2050 Fund		PIMCO REALPATH® Blend 2055 Fund		PIMCO REALPATH® Blend 2060 Fund		PIMCO REALPATH® Blend Income Fund

Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Inception date through June 30, 2020(a)	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020

$1,884	$2,490	$1,956	$2,907	$991	$1,158	$63	$26	$3,928	$2,549
1,905	(757)	2,266	(863)	965	(430)	37	(51)	5,202	1,620
22,798	(346)	25,568	(104)	12,989	(24)	871	(171)	13,458	(1,683)

26,587	1,387	29,790	1,940	14,945	704	971	(196)	22,588	2,486

(1,837)	(2,361)	(1,700)	(2,820)	(738)	(1,244)	(56)	0	(6,533)	(930)
(198)	(400)	(195)	(539)	(46)	(110)	0	0	(1,241)	(412)
(40)	(124)	(35)	(130)	(16)	(81)	(4)	0	(976)	(303)

(2,075)	(2,885)	(1,930)	(3,489)	(800)	(1,435)	(60)	0	(8,750)	(1,645)

45,337	26,114	33,841	21,733	27,930	23,843	3,465	3,051	52,931	110,990

69,849	24,616	61,701	20,184	42,075	23,112	4,376	2,855	66,769	111,831

109,257	84,641	126,033	105,849	58,573	35,461	2,855	0	152,053	40,222

$179,106	$109,257	$187,734	$126,033	$100,648	$58,573	$7,231	$2,855	$218,822	$152,053

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	43

Schedule of Investments	PIMCO REALPATH® Blend 2025 Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 48.0%

MUTUAL FUNDS 47.6%

Vanguard Developed Markets Index Fund ‘Institutional’	1,715,015	$26,154

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	549,349	17,409

Vanguard Institutional Index Fund ‘Institutional’	155,908	51,679

Vanguard Small-Cap Index Fund ‘Admiral’	46,410	4,326

Total Mutual Funds (Cost $82,110)		99,568

SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (d) 0.3%
		603

	PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 0.1%
0.092% due 01/07/2021 (a)(b)	$281	281

Total Short-Term Instruments (Cost $884)		884

Total Investments in Securities (Cost $82,994)		100,452

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 56.6%

MUTUAL FUNDS (c) 48.4%

PIMCO Emerging Markets Local Currency and Bond Fund	1,224,273	$8,558

PIMCO High Yield Fund	556,278	5,051

PIMCO Income Fund	2,532,574	30,669

PIMCO International Bond Fund (U.S. Dollar-Hedged)	271,132	3,007

PIMCO Long-Term Real Return Fund	1,527,867	12,223

PIMCO Long-Term U.S. Government Fund	865,755	5,220

PIMCO Real Return Fund	863,623	10,597

PIMCO Total Return Fund	2,412,219	25,570

Total Mutual Funds (Cost $101,243)		100,895

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 8.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.2%

PIMCO Short-Term Floating NAV Portfolio III	1,745,660	$17,214

Total Short-Term Instruments (Cost $17,205)		17,214

Total Investments in Affiliates (Cost $118,448)		118,109

Total Investments 104.6% (Cost $201,442)		$218,561

Financial Derivative Instruments (e)(f) 0.2% (Cost or Premiums, net $754)		339

Other Assets and Liabilities, net (4.8)%		(9,951)

Net Assets 100.0%		$208,949

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Zero coupon security.
(b)	Coupon represents a yield to maturity.
(c)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2020	01/04/2021	$603	U.S. Treasury Bills 0.000% due 12/30/2021	$(615)	$603	$603

Total Repurchase Agreements						$(615)	$603	$603

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$603	$0	$0	$603	$(615)	$(12)

Total Borrowings and Other Financing Transactions	$603	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

44	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2020	(Unaudited)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOE S&P 500	1,400.000	03/19/2021	7	$1	$53	$1
Put - CBOE S&P 500	1,650.000	03/19/2021	8	1	110	1
Put - CBOE S&P 500	2,050.000	06/18/2021	11	1	77	10
Put - CBOE S&P 500	2,325.000	06/18/2021	10	1	108	16
Put - CBOE S&P 500	2,275.000	09/17/2021	15	2	107	38
Put - CBOE S&P 500	2,525.000	09/17/2021	15	2	163	60
Put - CBOE S&P 500	2,575.000	12/17/2021	19	2	136	118
Put - CBOE S&P 500	2,825.000	12/17/2021	19	2	196	176

Total Purchased Options					$950	$420

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOE S&P 500	1,200.000	03/19/2021	8	$1	$(44)	$0
Put - CBOE S&P 500	1,700.000	06/18/2021	10	1	(35)	(5)
Put - CBOE S&P 500	1,900.000	09/17/2021	15	2	(53)	(20)
Put - CBOE S&P 500	2,150.000	12/17/2021	19	2	(64)	(58)

Total Written Options					$(196)	$(83)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$420	$0	$0	$420	$(83)	$0	$0	$(83)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CBK	Receive	DWRTFT Index	13	0.384% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/12/2021	$133	$0	$0	$0	$0

JPM	Receive	DWRTFT Index	231	0.443%(1-Month USD-LIBOR plus a specified spread)	Monthly	10/13/2021	2,353	0	4	4	0

UAG	Receive	DWRTFT Index	431	0.314%(1-Month USD-LIBOR plus a specified spread)	Monthly	08/25/2021	4,397	0	(1)	0	(1)
	Receive	DWRTFT Index	146	0.394%(1-Month USD-LIBOR plus a specified spread)	Monthly	08/25/2021	1,489	0	(1)	0	(1)

Total Swap Agreements								$0	$2	$4	$(2)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	45

Schedule of Investments	PIMCO REALPATH® Blend 2025 Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
JPM	$0	$0	$4	$4	$0	$0	$0	$0	$4	$0	$4
UAG	0	0	0	0	0	0	(2)	(2)	(2)	(50)	(52)

Total Over the Counter	$0	$0	$4	$4	$0	$0	$(2)	$(2)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$420	$0	$0	$420

Over the counter
Swap Agreements	$0	$0	$4	$0	$0	$4

	$0	$0	$424	$0	$0	$424

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$83	$0	$0	$83

Over the counter
Swap Agreements	$0	$0	$2	$0	$0	$2

	$0	$0	$85	$0	$0	$85

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(312)	$0	$0	$(312)
Written Options	0	0	70	0	0	70

	$0	$0	$(242)	$0	$0	$(242)

Over the counter
Swap Agreements	$0	$0	$862	$0	$0	$862

	$0	$0	$620	$0	$0	$620

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(97)	$0	$0	$(97)
Written Options	0	0	8	0	0	8

	$0	$0	$(89)	$0	$0	$(89)

Over the counter
Swap Agreements	$0	$0	$84	$0	$0	$84

	$0	$0	$(5)	$0	$0	$(5)

46	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2020	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Securities, at Value
Mutual Funds	$99,568	$0	$0	$99,568
Short-Term Instruments
Repurchase Agreements	0	603	0	603
U.S. Treasury Bills	0	281	0	281

	$99,568	$884	$0	$100,452

Investments in Affiliates, at Value
Mutual Funds	100,895	0	0	100,895
Short-Term Instruments
Central Funds Used for Cash Management Purposes	17,214	0	0	17,214

	$118,109	$0	$0	$118,109

Total Investments	$217,677	$884	$0	$218,561

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$420	$0	$420
Over the counter	0	4	0	4

	$0	$424	$0	$424

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(83)	0	(83)
Over the counter	0	(2)	0	(2)

	$0	$(85)	$0	$(85)

Total Financial Derivative Instruments	$0	$339	$0	$339

Totals	$217,677	$1,223	$0	$218,900

There were no significant transfers into or out of Level 3 during the period ended December 31, 2020.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	47

Schedule of Investments	PIMCO Realpath® Blend 2030 Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 56.7%

MUTUAL FUNDS 56.2%

Vanguard Developed Markets Index Fund ‘Institutional’	2,204,982	$	33,626

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	670,640		21,253

Vanguard Institutional Index Fund ‘Institutional’	212,460		70,424

Vanguard Small-Cap Index Fund ‘Admiral’	64,668		6,028

Total Mutual Funds (Cost $107,958)			131,331

SHORT-TERM INSTRUMENTS 0.5%

REPURCHASE AGREEMENTS (d) 0.3%
			760

	PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 0.2%
0.091% due 01/07/2021(a)(b)	$553		553

Total Short-Term Instruments (Cost $1,313)			1,313

Total Investments in Securities (Cost $109,271)			132,644

	SHARES		MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 42.2%

MUTUAL FUNDS (c) 39.1%

PIMCO Emerging Markets Local Currency and Bond Fund	1,175,527	$	8,217

PIMCO High Yield Fund	605,679		5,500

PIMCO Income Fund	2,404,755		29,122

PIMCO International Bond Fund (U.S. Dollar-Hedged)	249,197		2,764

PIMCO Long-Term Real Return Fund	1,069,282		8,554

PIMCO Long-Term U.S. Government Fund	606,043		3,654

PIMCO Real Return Fund	796,035		9,767

PIMCO Total Return Fund	2,217,186		23,502

Total Mutual Funds (Cost $90,464)			91,080

	SHARES			MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 3.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.1%

PIMCO Short-Term Floating NAV Portfolio III	737,869		$	7,276

Total Short-Term Instruments (Cost $7,271)				7,276

Total Investments in Affiliates (Cost $97,735)				98,356

Total Investments 98.9% (Cost $207,006)		$		231,000

Financial Derivative Instruments (e)(f) 0.2% (Cost or Premiums, net $885)				394

Other Assets and Liabilities, net 0.9%				2,096

Net Assets 100.0%		$		233,490

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2020	01/04/2021	$760	U.S. Treasury Bills 0.000% due 12/30/2021	$(775)	$760	$760

Total Repurchase Agreements						$(775)	$760	$760

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$760	$0	$0	$760	$(775)	$(15)

Total Borrowings and Other Financing Transactions	$760	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

48	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2020	(Unaudited)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOE S&P 500	1,400.000	03/19/2021	9	$1	$68	$1
Put - CBOE S&P 500	1,650.000	03/19/2021	10	1	137	1
Put - CBOE S&P 500	2,050.000	06/18/2021	13	1	91	12
Put - CBOE S&P 500	2,325.000	06/18/2021	12	1	130	19
Put - CBOE S&P 500	2,275.000	09/17/2021	17	2	122	43
Put - CBOE S&P 500	2,525.000	09/17/2021	17	2	185	68
Put - CBOE S&P 500	2,575.000	12/17/2021	22	2	157	137
Put - CBOE S&P 500	2,825.000	12/17/2021	22	2	227	204

Total Purchased Options					$1,117	$485

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOE S&P 500	1,200.000	03/19/2021	10	$1	$(55)	$(1)
Put - CBOE S&P 500	1,700.000	06/18/2021	12	1	(42)	(6)
Put - CBOE S&P 500	1,900.000	09/17/2021	17	2	(61)	(23)
Put - CBOE S&P 500	2,150.000	12/17/2021	22	2	(74)	(66)

Total Written Options					$(232)	$(96)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value		Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options		Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$485	$0	$0	$485		$(96)	$0	$0	$(96)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

	Pay/Receive(1)	Underlying Reference			Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
Counterparty			# of Units	Financing Rate						Asset	Liability
CBK	Receive	DWRTFT Index	39	0.384% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/12/2021	$398	$0	$0	$0	$0

JPM	Receive	DWRTFT Index	346	0.443% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/13/2021	3,522	0	7	7	0
UAG	Receive	DWRTFT Index	474	0.314% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/25/2021	4,836	0	(1)	0	(1)

	Receive	DWRTFT Index	132	0.394% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/25/2021	1,346	0	(1)	0	(1)

Total Swap Agreements								$0	$5	$7	$(2)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	49

Schedule of Investments	PIMCO Realpath® Blend 2030 Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
JPM	$0	$0	$7	$7	$0	$0	$0	$0	$7	$0	$7
UAG	0	0	0	0	0	0	(2)	(2)	(2)	(50)	(52)

Total Over the Counter	$0	$0	$7	$7	$0	$0	$(2)	$(2)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$485	$0	$0	$485

Over the counter
Swap Agreements	$0	$0	$7	$0	$0	$7

	$0	$0	$492	$0	$0	$492

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$96	$0	$0	$96

Over the counter
Swap Agreements	$0	$0	$2	$0	$0	$2

	$0	$0	$98	$0	$0	$98

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(200)	$0	$0	$(200)
Written Options	0	0	40	0	0	40

	$0	$0	$(160)	$0	$0	$(160)

Over the counter
Swap Agreements	$0	$0	$1,021	$0	$0	$1,021

	$0	$0	$861	$0	$0	$861

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(273)	$0	$0	$(273)
Written Options	0	0	51	0	0	51

	$0	$0	$(222)	$0	$0	$(222)

Over the counter
Swap Agreements	$0	$0	$117	$0	$0	$117

	$0	$0	$(105)	$0	$0	$(105)

50	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2020	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Securities, at Value
Mutual Funds	$131,331	$0	$0	$131,331
Short-Term Instruments
Repurchase Agreements	0	760	0	760
U.S. Treasury Bills	0	553	0	553

	$131,331	$1,313	$0	$132,644

Investments in Affiliates, at Value
Mutual Funds	91,080	0	0	91,080
Short-Term Instruments
Central Funds Used for Cash Management Purposes	7,276	0	0	7,276

	$98,356	$0	$0	$98,356

Total Investments	$229,687	$1,313	$0	$231,000

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$485	$0	$485
Over the counter	0	7	0	7

	$0	$492	$0	$492

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(96)	0	(96)
Over the counter	0	(2)	0	(2)

	$0	$(98)	$0	$(98)

Total Financial Derivative Instruments	$0	$394	$0	$394

Totals	$229,687	$1,707	$0	$231,394

There were no significant transfers into or out of Level 3 during the period ended December 31, 2020.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	51

Schedule of Investments	PIMCO REALPATH® Blend 2035 Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 65.0%

MUTUAL FUNDS 64.6%

Vanguard Developed Markets Index Fund ‘Institutional’	2,124,838	$32,404

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	573,874	18,186

Vanguard Institutional Index Fund ‘Institutional’	198,473	65,788

Vanguard Small-Cap Index Fund ‘Admiral’	62,926	5,866

Total Mutual Funds (Cost $101,355)		122,244

SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (b) 0.4%
		789

Total Short-Term Instruments (Cost $789)		789

Total Investments in Securities (Cost $102,144)		123,033

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 38.4%

MUTUAL FUNDS (a) 30.9%

PIMCO Emerging Markets Local Currency and Bond Fund	854,236	$5,971

PIMCO High Yield Fund	498,508	4,526

PIMCO Income Fund	1,673,902	20,271

PIMCO International Bond Fund (U.S. Dollar-Hedged)	166,620	1,848

PIMCO Long-Term Real Return Fund	308,849	2,471

PIMCO Long-Term U.S. Government Fund	175,183	1,056

PIMCO Real Return Fund	532,179	6,530

PIMCO Total Return Fund	1,482,424	15,714

Total Mutual Funds (Cost $57,472)		58,387

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 7.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.5%

PIMCO Short-Term Floating NAV Portfolio III	1,446,302	$14,262

Total Short-Term Instruments (Cost $14,261)		14,262

Total Investments in Affiliates (Cost $71,733)		72,649

Total Investments 103.4% (Cost $173,877)		$195,682

Financial Derivative Instruments (c) 0.0% (Cost or Premiums, net $0)		3

Other Assets and Liabilities, net (3.4)%		(6,427)

Net Assets 100.0%		$189,258

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2020	01/04/2021	$789	U.S. Treasury Bills 0.000% due 12/30/2021	$(805)	$789	$789

Total Repurchase Agreements						$(805)	$789	$789

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$789	$0	$0	$789	$(805)	$(16)

Total Borrowings and Other Financing Transactions	$789	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

52	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2020	(Unaudited)

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CBK	Receive	DWRTFT Index	34	0.384% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/12/2021	$347	$0	$0	$0	$0
JPM	Receive	DWRTFT Index	233	0.443% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/13/2021	2,372	0	5	5	0
UAG	Receive	DWRTFT Index	408	0.314% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/25/2021	4,162	0	(1)	0	(1)

	Receive	DWRTFT Index	144	0.394% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/25/2021	1,469	0	(1)	0	(1)

Total Swap Agreements								$0	$3	$5	$(2)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
JPM	$0	$0	$5	$5	$0	$0	$0	$0	$5	$0	$5
UAG	0	0	0	0	0	0	(2)	(2)	(2)	(50)	(52)

Total Over the Counter	$0	$0	$5	$5	$0	$0	$(2)	$(2)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Swap Agreements	$0	$0	$5	$0	$0	$5

Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$0	$0	$2	$0	$0	$2

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	53

Schedule of Investments	PIMCO REALPATH® Blend 2035 Fund	(Cont.)	December 31, 2020	(Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$799	$0	$0	$799

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$78	$0	$0	$78

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Securities, at Value
Mutual Funds	$122,244	$0	$0	$122,244
Short-Term Instruments
Repurchase Agreements	0	789	0	789

	$122,244	$789	$0	$123,033

Investments in Affiliates, at Value
Mutual Funds	58,387	0	0	58,387
Short-Term Instruments
Central Funds Used for Cash Management Purposes	14,262	0	0	14,262

	$72,649	$0	$0	$72,649

Total Investments	$194,893	$789	$0	$195,682

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Financial Derivative Instruments - Assets
Over the counter	$0	$5	$0	$5

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(2)	$0	$(2)

Total Financial Derivative Instruments	$0	$3	$0	$3

Totals	$194,893	$792	$0	$195,685

There were no significant transfers into or out of Level 3 during the period ended December 31, 2020

54	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments	PIMCO REALPATH® Blend 2040 Fund	December 31, 2020	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 72.6%

MUTUAL FUNDS 72.2%

Vanguard Developed Markets Index Fund ‘Institutional’	2,576,910	$39,298

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	628,376	19,913

Vanguard Institutional Index Fund ‘Institutional’	234,358	77,683

Vanguard Small-Cap Index Fund ‘Admiral’	78,038	7,274

Total Mutual Funds (Cost $118,762)		144,168

SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (b) 0.4%
		834

Total Short-Term Instruments (Cost $834)		834

Total Investments in Securities (Cost $119,596)		145,002

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 28.1%

MUTUAL FUNDS (a) 23.4%

PIMCO Emerging Markets Local Currency and Bond Fund	760,681	$5,317

PIMCO High Yield Fund	527,193	4,787

PIMCO Income Fund	1,420,347	17,200

PIMCO International Bond Fund (U.S. Dollar-Hedged)	131,371	1,457

PIMCO Long-Term Real Return Fund	42,430	340

PIMCO Long-Term U.S. Government Fund	24,116	146

PIMCO Real Return Fund	419,556	5,148

PIMCO Total Return Fund	1,168,800	12,389

Total Mutual Funds (Cost $45,721)		46,784

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 4.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.7%

PIMCO Short-Term Floating NAV Portfolio III	952,673	$9,394

Total Short-Term Instruments (Cost $9,394)		9,394

Total Investments in Affiliates (Cost $55,115)		56,178

Total Investments 100.7% (Cost $174,711)		$201,180

Financial Derivative Instruments (c) 0.0% (Cost or Premiums, net $0)		7

Other Assets and Liabilities, net (0.7)%		(1,421)

Net Assets 100.0%		$199,766

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2020	01/04/2021	$834	U.S. Treasury Bills 0.000% due 12/30/2021	$(851)	$834	$834

Total Repurchase Agreements						$(851)	$834	$834

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Pledged/ (Received) Collateral	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$834	$0	$0	$834	$(851)	$(17)

Total Borrowings and Other Financing Transactions	$834	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangem ents, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	55

Schedule of Investments	PIMCO REALPATH® Blend 2040 Fund	(Cont.)

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/ Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CBK	Receive	DWRTFT Index	52	0.384% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/12/2021	$531	$0	$0	$0	$0
JPM	Receive	DWRTFT Index	299	0.443% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/13/2021	3,041	0	9	9	0
UAG	Receive	DWRTFT Index	426	0.314% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/25/2021	4,346	0	(1)	0	(1)

	Receive	DWRTFT Index	96	0.394% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/25/2021	979	0	(1)	0	(1)

Total Swap Agreements								$0	$7	$9	$(2)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of December 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure(2)
JPM	$0	$0	$9	$9	$0	$0	$0	$0	$9	$0	$9
UAG	0	0	0	0	0	0	(2)	(2)	(2)	(50)	(52)

Total Over the Counter	$0	$0	$9	$9	$0	$0	$(2)	$(2)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Swap Agreements	$0	$0	$9	$0	$0	$9

Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$0	$0	$2	$0	$0	$2

56	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2020	(Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$840	$0	$0	$840

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$84	$0	$0	$84

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Securities, at Value
Mutual Funds	$144,168	$0	$0	$144,168
Short-Term Instruments
Repurchase Agreements	0	834	0	834

	$144,168	$834	$0	$145,002

Investments in Affiliates, at Value
Mutual Funds	46,784	0	0	46,784
Short-Term Instruments
Central Funds Used for Cash Management Purposes	9,394	0	0	9,394

	$56,178	$0	$0	$56,178

Total Investments	$200,346	$834	$0	$201,180

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Financial Derivative Instruments - Assets
Over the counter	$0	$9	$0	$9

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(2)	$0	$(2)

Total Financial Derivative Instruments	$0	$7	$0	$7

Totals	$200,346	$841	$0	$201,187

There were no significant transfers into or out of Level 3 during the period ended December 31, 2020.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	57

Schedule of Investments	PIMCO REALPATH® Blend 2045 Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 78.6%

MUTUAL FUNDS 78.0%

Vanguard Developed Markets Index Fund ‘Institutional’	2,519,115	$38,416

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	584,029	18,508

Vanguard Institutional Index Fund ‘Institutional’	227,947	75,558

Vanguard Small-Cap Index Fund ‘Institutional’	78,448	7,313

Total Mutual Funds (Cost $114,564)		139,795

SHORT-TERM INSTRUMENTS 0.6%

REPURCHASE AGREEMENTS (b) 0.6%
		1,052

Total Short-Term Instruments (Cost $1,052)		1,052

Total Investments in Securities (Cost $115,616)		140,847

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 22.9%

MUTUAL FUNDS (a) 17.4%

PIMCO Emerging Markets Local Currency and Bond Fund	556,239	$3,888

PIMCO High Yield Fund	472,498	4,290

PIMCO Income Fund	965,259	11,689

PIMCO International Bond Fund (U.S. Dollar-Hedged)	78,305	869

PIMCO Real Return Fund	250,057	3,068

PIMCO Total Return Fund	696,674	7,385

Total Mutual Funds (Cost $30,480)		31,189

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 5.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.5%

PIMCO Short-Term Floating NAV Portfolio III	997,132	$9,833

Total Short-Term Instruments (Cost $9,832)		9,833

Total Investments in Affiliates (Cost $40,312)		41,022

Total Investments 101.5% (Cost $155,928)		$181,869

Financial Derivative Instruments (c) 0.0% (Cost or Premiums, net $0)		3

Other Assets and Liabilities, net (1.5)%		(2,766)

Net Assets 100.0%		$179,106

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2020	01/04/2021	$1,052	U.S. Treasury Bills 0.000% due 12/30/2021	$(1,073)	$1,052	$1,052

Total Repurchase Agreements						$(1,073)	$1,052	$1,052

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$1,052	$0	$0	$1,052	$(1,073)	$(21)

Total Borrowings and Other Financing Transactions	$1,052	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

58	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2020	(Unaudited)

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CBK	Receive	DWRTFT Index	32	0.384% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/12/2021	$327	$0	$0	$0	$0

JPM	Receive	DWRTFT Index	238	0.443% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/13/2021	2,422	0	5	5	0

UAG	Receive	DWRTFT Index	409	0.314% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/25/2021	4,173	0	(1)	0	(1)

	Receive	DWRTFT Index	119	0.394% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/25/2021	1,214	0	(1)	0	(1)

Total Swap Agreements								$0	$3	$5	$(2)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
JPM	$0	$0	$5	$5	$0	$0	$0	$0	$5	$0	$5
UAG	0	0	0	0	0	0	(2)	(2)	(2)	(50)	(52)

Total Over the Counter	$0	$0	$5	$5	$0	$0	$(2)	$(2)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Swap Agreements	$0	$0	$5	$0	$0	$5

Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$0	$0	$2	$0	$0	$2

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	59

Schedule of Investments	PIMCO REALPATH® Blend 2045 Fund	(Cont.)	December 31, 2020	(Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$782	$0	$0	$782

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$74	$0	$0	$74

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Securities, at Value
Mutual Funds	$139,795	$0	$0	$139,795
Short-Term Instruments
Repurchase Agreements	0	1,052	0	1,052

	$139,795	$1,052	$0	$140,847

Investments in Affiliates, at Value
Mutual Funds	31,189	0	0	31,189
Short-Term Instruments
Central Funds Used for Cash Management Purposes	9,833	0	0	9,833

	$41,022	$0	$0	$41,022

Total Investments	$180,817	$1,052	$0	$181,869

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Financial Derivative Instruments - Assets
Over the counter	$0	$5	$0	$5

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(2)	$0	$(2)

Total Financial Derivative Instruments	$0	$3	$0	$3

Totals	$180,817	$1,055	$0	$181,872

There were no significant transfers into or out of Level 3 during the period ended December 31, 2020.

60	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments	PIMCO REALPATH® Blend 2050 Fund	December 31, 2020	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 82.6%

MUTUAL FUNDS 81.8%

Vanguard Developed Markets Index Fund ‘Institutional’	2,837,910	$43,278

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	628,015	19,902

Vanguard Institutional Index Fund ‘Institutional’	247,746	82,120

Vanguard Small-Cap Index Fund ‘Institutional’	87,210	8,130

Total Mutual Funds (Cost $124,069)		153,430

SHORT-TERM INSTRUMENTS 0.8%

REPURCHASE AGREEMENTS (b) 0.8%
		1,427

Total Short-Term Instruments (Cost $1,427)		1,427

Total Investments in Securities (Cost $125,496)		154,857

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 17.9%

MUTUAL FUNDS (a) 13.4%

PIMCO Emerging Markets Local Currency and Bond Fund	493,281	$3,448

PIMCO High Yield Fund	495,001	4,494

PIMCO Income Fund	791,879	9,590

PIMCO International Bond Fund (U.S. Dollar-Hedged)	53,910	598

PIMCO Real Return Fund	172,189	2,113

PIMCO Total Return Fund	479,691	5,085

Total Mutual Funds (Cost $24,667)		25,328

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 4.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.5%

PIMCO Short-Term Floating NAV Portfolio III	851,609	$8,397

Total Short-Term Instruments (Cost $8,397)		8,397

Total Investments in Affiliates (Cost $33,064)		33,725

Total Investments 100.5% (Cost $158,560)		$188,582

Financial Derivative Instruments (c) 0.0% (Cost or Premiums, net $0)		5

Other Assets and Liabilities, net (0.5)%		(853)

Net Assets 100.0%		$187,734

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2020	01/04/2021	$1,427	U.S. Treasury Bills 0.000% due 12/30/2021	$(1,456)	$1,427	$1,427

Total Repurchase Agreements						$(1,456)	$1,427	$1,427

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$1,427	$0	$0	$1,427	$(1,456)	$(29)

Total Borrowings and Other Financing Transactions	$1,427	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	61

Schedule of Investments	PIMCO REALPATH® Blend 2050 Fund	(Cont.)

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CBK	Receive	DWRTFT Index	66	0.384% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/12/2021	$673	$0	$0	$0	$0
JPM	Receive	DWRTFT Index	319	0.443% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/13/2021	3,246	0	7	7	0
UAG	Receive	DWRTFT Index	439	0.314% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/25/2021	4,479	0	(2)	0	(2)
	Receive	DWRTFT Index	47	0.394% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/25/2021	480	0	0	0	0

Total Swap Agreements								$0	$5	$7	$(2)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
JPM	$0	$0	$7	$7	$0	$0	$0	$0	$7	$0	$7
UAG	0	0	0	0	0	0	(2)	(2)	(2)	(50)	(52)

Total Over the Counter	$0	$0	$7	$7	$0	$0	$(2)	$(2)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Swap Agreements	$0	$0	$7	$0	$0	$7

Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$0	$0	$2	$0	$0	$2

62	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2020	(Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$852	$0	$0	$852

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$105	$0	$0	$105

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Securities, at Value
Mutual Funds	$153,430	$0	$0	$153,430
Short-Term Instruments
Repurchase Agreements	0	1,427	0	1,427

	$153,430	$1,427	$0	$154,857

Investments in Affiliates, at Value
Mutual Funds	25,328	0	0	25,328
Short-Term Instruments
Central Funds Used for Cash Management Purposes	8,397	0	0	8,397

	$33,725	$0	$0	$33,725

Total Investments	$187,155	$1,427	$0	$188,582

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Financial Derivative Instruments - Assets
Over the counter	$0	$7	$0	$7

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(2)	$0	$(2)

Total Financial Derivative Instruments	$0	$5	$0	$5

Totals	$187,155	$1,432	$0	$188,587

There were no significant transfers into or out of Level 3 during the period ended December 31, 2020.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	63

Schedule of Investments	PIMCO REALPATH® Blend 2055 Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 84.8%

MUTUAL FUNDS 83.1%

Vanguard Developed Markets Index Fund ‘Institutional’	1,583,939	$24,155

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	339,939	10,773

Vanguard Institutional Index Fund ‘Institutional’	133,703	44,318

Vanguard Small-Cap Index Fund ‘Admiral’	47,394	4,418

Total Mutual Funds (Cost $69,572)		83,664

SHORT-TERM INSTRUMENTS 1.7%

REPURCHASE AGREEMENTS (b) 1.7%
		1,668

Total Short-Term Instruments (Cost $1,668)		1,668

Total Investments in Securities (Cost $71,240)		85,332

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 16.9%

MUTUAL FUNDS (a) 11.8%

PIMCO Emerging Markets Local Currency and Bond Fund	244,244	$1,707

PIMCO High Yield Fund	265,200	2,408

PIMCO Income Fund	375,150	4,543

PIMCO International Bond Fund (U.S. Dollar-Hedged)	19,967	222

PIMCO Real Return Fund	72,158	885

PIMCO Total Return Fund	200,995	2,131

Total Mutual Funds (Cost $11,566)		11,896

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 5.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.1%

PIMCO Short-Term Floating NAV Portfolio III	515,893	$5,087

Total Short-Term Instruments (Cost $5,087)		5,087

Total Investments in Affiliates (Cost $16,653)		16,983

Total Investments 101.7% (Cost $87,893)		$102,315

Financial Derivative Instruments (c) 0.0% (Cost or Premiums, net $0)		2

Other Assets and Liabilities, net (1.7)%		(1,669)

Net Assets 100.0%		$100,648

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)   REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2020	01/04/2021	$1,668	U.S. Treasury Bills 0.000% due 12/30/2021	$(1,701)	$1,668	$1,668

Total Repurchase Agreements						$(1,701)	$1,668	$1,668

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$1,668	$0	$0	$1,668	$(1,701)	$(33)

Total Borrowings and Other Financing Transactions	$1,668	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

64	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2020	(Unaudited)

(c)   FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CBK	Receive	DWRTFT Index	26	0.384% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/12/2021	$265	$0	$0	$0	$0
JPM	Receive	DWRTFT Index	89	0.443% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/13/2021	905	0	3	3	0
UAG	Receive	DWRTFT Index	297	0.314% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/25/2021	3,030	0	(1)	0	(1)

	Receive	DWRTFT Index	73	0.394% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/25/2021	745	0	0	0	0

Total Swap Agreements								$0	$2	$3	$(1)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
JPM	$0	$0	$3	$3	$0	$0	$0	$0	$3	$0	$3
UAG	0	0	0	0	0	0	(1)	(1)	(1)	(30)	(31)

Total Over the Counter	$0	$0	$3	$3	$0	$0	$(1)	$(1)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Swap Agreements	$0	$0	$3	$0	$0	$3

Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$0	$0	$1	$0	$0	$1

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	65

Schedule of Investments	PIMCO REALPATH® Blend 2055 Fund	(Cont.)	December 31, 2020	(Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$484	$0	$0	$484

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$22	$0	$0	$22

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Securities, at Value
Mutual Funds	$83,664	$0	$0	$83,664
Short-Term Instruments
Repurchase Agreements	0	1,668	0	1,668

	$83,664	$1,668	$0	$85,332

Investments in Affiliates, at Value
Mutual Funds	11,896	0	0	11,896
Short-Term Instruments
Central Funds Used for Cash Management Purposes	5,087	0	0	5,087

	$16,983	$0	$0	$16,983

Total Investments	$100,647	$1,668	$0	$102,315

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Financial Derivative Instruments - Assets
Over the counter	$0	$3	$0	$3

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(1)	$0	$(1)

Total Financial Derivative Instruments	$0	$2	$0	$2

Totals	$100,647	$1,670	$0	$102,317

There were no significant transfers into or out of Level 3 during the period ended December 31, 2020.

66	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments	PIMCO REALPATH® Blend 2060 Fund	December 31, 2020	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 83.2%

MUTUAL FUNDS 83.2%

Vanguard 500 Index Fund ‘Admiral’	9,176	$3,180

Vanguard Developed Markets Index Fund ‘Admiral’	114,709	1,747

Vanguard Emerging Markets Stock Index Fund ‘Admiral’	18,680	778

Vanguard Small-Cap Index Fund ‘Admiral’	3,304	308

Total Mutual Funds (Cost $5,327)		6,013

Total Investments in Securities (Cost $5,327)		6,013

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 15.4%

MUTUAL FUNDS (a) 11.3%

PIMCO Emerging Markets Local Currency and Bond Fund	16,634	$116

PIMCO High Yield Fund	18,986	173

PIMCO Income Fund	26,009	315

PIMCO International Bond Fund (U.S. Dollar-Hedged)	1,428	16

PIMCO Real Return Fund	4,535	56

PIMCO Total Return Fund	13,421	142

Total Mutual Funds (Cost $804)		818

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 4.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.1%

PIMCO Short-Term Floating NAV Portfolio III	30,442	$300

Total Short-Term Instruments (Cost $300)		300

Total Investments in Affiliates (Cost $1,104)		1,118

Total Investments 98.6% (Cost $6,431)		$7,131

Financial Derivative Instruments (b) (0.0)% (Cost or Premiums, net $0)		0

Other Assets and Liabilities, net 1.4%		100

Net Assets 100.0%		$7,231

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Amount Notional	Premiums Paid /(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
UAG	Receive	DWRTFT Index	21	0.314% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/25/2021	$214	$0	$0	$0	$0

	Receive	DWRTFT Index	14	0.394% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/25/2021	143	0	0	0	0

Total Swap Agreements								$0	$0	$0	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
UAG	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Total Over the Counter	$0	$0	$0	$0	$0	$0	$0	$0

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	67

Schedule of Investments	PIMCO REALPATH® Blend 2060 Fund	(Cont.)	December 31, 2020	(Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$35	$0	$0	$35

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Securities, at Value
Mutual Funds	$6,013	$0	$0	$6,013

	$6,013	$0	$0	$6,013

Investments in Affiliates, at Value
Mutual Funds	818	0	0	818
Short-Term Instruments
Central Funds Used for Cash Management Purposes	300	0	0	300

	$1,118	$0	$0	$1,118

Total Investments	$7,131	$0	$0	$7,131

There were no significant transfers into or out of Level 3 during the period ended December 31, 2020.

68	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments	PIMCO REALPATH® Blend Income Fund	December 31, 2020	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 40.1%

MUTUAL FUNDS 39.7%

Vanguard Developed Markets Index Fund ‘Institutional’	1,510,401	$23,034

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	524,784	16,630

Vanguard Institutional Index Fund ‘Institutional’	131,423	43,563

Vanguard Small-Cap Index Fund ‘Admiral’	40,706	3,794

Total Mutual Funds (Cost $70,088)		87,021

SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (d) 0.2%
		485

	PRINCIPAL AMOUNT (000S)

U.S. TREASURY BILLS 0.2%
0.092% due 01/07/2021 (a)(b)	$321	321

Total Short-Term Instruments (Cost $806)		806

Total Investments in Securities (Cost $70,894)		87,827

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 62.5%

MUTUAL FUNDS (c) 56.6%

PIMCO Emerging Markets Local Currency and Bond Fund	1,513,847	$10,582

PIMCO High Yield Fund	606,922	5,511

PIMCO Income Fund	3,199,628	38,748

PIMCO International Bond Fund (U.S. Dollar-Hedged)	351,689	3,900

PIMCO Long-Term Real Return Fund	1,593,791	12,750

PIMCO Long-Term U.S. Government Fund	903,018	5,445

PIMCO Real Return Fund	1,111,021	13,632

PIMCO Total Return Fund	3,129,037	33,168

Total Mutual Funds (Cost $122,763)		123,736

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 5.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.9%

PIMCO Short-Term Floating NAV Portfolio III	1,304,923	$12,868

Total Short-Term Instruments (Cost $12,860)		12,868

Total Investments in Affiliates (Cost $135,623)		136,604

Total Investments 102.6% (Cost $206,517)		$224,431

Financial Derivative Instruments (e)(f) 0.2% (Cost or Premiums, net $887)		368

Other Assets and Liabilities, net (2.8)%		(5,977)

Net Assets 100.0%		$218,822

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Zero coupon security.
(b)	Coupon represents a yield to maturity.
(c)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Proceeds to be Received Repurchase Agreement
FICC	0.000%	12/31/2020	01/04/2021	$485	U.S. Treasury Bills 0.000% due 12/30/2021	$(495)	$485	$485

Total Repurchase Agreements						$(495)	$485	$485

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Pledged/ (Received)	Collateral Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$485	$0	$0	$485	$(495)	$(10)

Total Borrowings and Other Financing Transactions	$485	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	69

Schedule of Investments	PIMCO REALPATH® Blend Income Fund	(Cont.)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOE S&P 500	1,400.000	03/19/2021	10	$1	$75	$1
Put - CBOE S&P 500	1,650.000	03/19/2021	11	1	151	2
Put - CBOE S&P 500	2,050.000	06/18/2021	14	1	98	13
Put - CBOE S&P 500	2,325.000	06/18/2021	13	1	141	20
Put - CBOE S&P 500	2,275.000	09/17/2021	17	2	122	43
Put - CBOE S&P 500	2,525.000	09/17/2021	17	2	185	68
Put - CBOE S&P 500	2,575.000	12/17/2021	20	2	143	125
Put - CBOE S&P 500	2,825.000	12/17/2021	20	2	206	185

Total Purchased Options					$1,121	$457

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOE S&P 500	1,200.000	03/19/2021	11	$1	$(60)	$(1)
Put - CBOE S&P 500	1,700.000	06/18/2021	13	1	(45)	(7)
Put - CBOE S&P 500	1,900.000	09/17/2021	17	2	(61)	(22)
Put - CBOE S&P 500	2,150.000	12/17/2021	20	2	(68)	(60)

Total Written Options					$(234)	$(90)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$457	$0	$0	457	$(90)	$0	$0	$(90)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPM	Receive	DWRTFT Index	176	0.443% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/13/2021	$1,792	$0	$3	$3	$0

UAG	Receive	DWRTFT Index	537	0.314% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/25/2021	5,479	0	(2)	0	(2)

	Receive	DWRTFT Index	81	0.394% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/25/2021	826	0	0	0	0

Total Swap Agreements								$0	$1	$3	$(2)

70	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2020	(Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
JPM	$0	$0	$3	$3	$0	$0	$0	$0	$3	$0	$3
UAG	0	0	0	0	0	0	(2)	(2)	(2)	(60)	(62)

Total Over the Counter	$0	$0	$3	$3	$0	$0	$(2)	$(2)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$457	$0	$0	$457

Over the counter
Swap Agreements	$0	$0	$3	$0	$0	$3

	$0	$0	$460	$0	$0	$460

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$90	$0	$0	$90

Over the counter
Swap Agreements	$0	$0	$2	$0	$0	$2

	$0	$0	$92	$0	$0	$92

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(410)	$0	$0	$(410)
Written Options	0	0	92	0	0	92

	$0	$0	$(318)	$0	$0	$(318)

Over the counter
Swap Agreements	$0	$0	$878	$0	$0	$878

	$0	$0	$560	$0	$0	$560

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(83)	$0	$0	$(83)
Written Options	0	0	3	0	0	3

	$0	$0	$(80)	$0	$0	$(80)

Over the counter
Swap Agreements	$0	$0	$51	$0	$0	$51

	$0	$0	$(29)	$0	$0	$(29)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	71

Schedule of Investments	PIMCO REALPATH® Blend Income Fund	(Cont.)	December 31, 2020	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Securities, at Value
Mutual Funds	$87,021	$0	$0	$87,021
Short-Term Instruments
Repurchase Agreements	0	485	0	485
U.S. Treasury Bills	0	321	0	321

	$87,021	$806	$0	$87,827

Investments in Affiliates, at Value
Mutual Funds	123,736	0	0	123,736
Short-Term Instruments
Central Funds Used for Cash Management Purposes	12,868	0	0	12,868

	$136,604	$0	$0	$136,604

Total Investments	$223,625	$806	$0	$224,431

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$457	$0	$457
Over the counter	0	3	0	3

	$0	$460	$0	$460

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(90)	0	(90)
Over the counter	0	(2)	0	(2)

	$0	$(92)	$0	$(92)

Total Financial Derivative Instruments	$0	$368	$0	$368

Totals	$223,625	$1,174	$0	$224,799

There were no significant transfers into or out of Level 3 during the period ended December 31, 2020.

72	PIMCO EQUITY SERIES	See Accompanying Notes

Notes to Financial Statements	December 31, 2020	(Unaudited)

1. ORGANIZATION

PIMCO Equity Series (the “Trust”) was established as a Delaware statutory trust on March 30, 2010. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Administrative Class, and Class A shares of the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Each Fund may invest substantially all of its assets in Institutional Class or Class M shares of any funds of the Trust and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds and series of PIMCO Funds sub-advised by Gurtin Municipal Bond Management (“Underlying PIMCO Funds”), and unaffiliated funds that are registered under the Act (collectively, “Acquired Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO REALPATH® Blend 2025 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2030 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2035 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2040 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2045 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2050 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2055 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2060 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend Income Fund	Quarterly	Quarterly

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	73

Notes to Financial Statements	(Cont.)

different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines that a portion of a distribution may be comprised of amounts from capital gains, paid in capital, or other capital sources in accordance with its policies, accounting records, and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule is March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of

74	PIMCO EQUITY SERIES

December 31, 2020	(Unaudited)

portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. Each Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	75

Notes to Financial Statements	(Cont.)

NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund or Acquired Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant

76	PIMCO EQUITY SERIES

December 31, 2020	(Unaudited)

unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest substantially all or a significant portion of its assets in Underlying PIMCO Funds and Acquired Funds. The Underlying PIMCO Funds are considered to be affiliated with the Funds. Each Fund may also invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each Acquired Fund’s shareholder report is also available at the SEC’s website at www.sec.gov, and a copy of each affiliate

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	77

Notes to Financial Statements	(Cont.)

fund’s shareholder report is available on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2020 (amounts in thousands†):

PIMCO REALPATH® Blend 2025 Fund
Underlying PIMCO Funds	Market Value 06/30/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$4,471	$3,451	$0	$0	$636	$8,558	$161	$0

PIMCO High Yield Fund	2,745	2,049	0	0	257	5,051	87	0

PIMCO Income Fund	15,972	13,978	(473)	(17)	1,209	30,669	483	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	1,501	1,451	0	0	55	3,007	36	0

PIMCO Long-Term Real Return Fund	6,633	8,238	(271)	(2)	(2,375)	12,223	464	2,648

PIMCO Long-Term U.S. Government Fund	2,852	3,658	(144)	(6)	(1,140)	5,220	222	777

PIMCO Real Return Fund	5,457	5,074	(167)	(1)	234	10,597	168	0

PIMCO Short-Term Floating NAV Portfolio III	6,003	34,110	(22,900)	0	1	17,214	10	0

PIMCO Total Return Fund	13,168	13,403	(461)	(2)	(538)	25,570	784	199

Totals	$58,802	$85,412	$(24,416)	$(28)	$(1,661)	$118,109	$2,415	$3,624

PIMCO REALPATH® Blend 2030 Fund
Underlying PIMCO Funds	Market Value 06/30/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$4,828	$2,733	$0	$0	$656	$8,217	$162	$0

PIMCO High Yield Fund	3,319	1,885	0	0	296	5,500	98	0

PIMCO Income Fund	16,847	11,475	(384)	(13)	1,197	29,122	475	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	1,544	1,168	0	0	52	2,764	35	0

PIMCO Long-Term Real Return Fund	4,246	5,886	(141)	0	(1,437)	8,554	286	1,608

PIMCO Long-Term U.S. Government Fund	1,843	2,504	0	0	(693)	3,654	136	472

PIMCO Real Return Fund	5,582	4,092	(131)	(1)	225	9,767	166	0

PIMCO Short-Term Floating NAV Portfolio III	7,163	31,612	(31,500)	5	(4)	7,276	12	0

PIMCO Total Return Fund	13,469	10,923	(372)	(2)	(516)	23,502	757	192

Totals	$58,841	$72,278	$(32,528)	$(11)	$(224)	$98,356	$2,127	$2,272

PIMCO REALPATH® Blend 2035 Fund
Underlying PIMCO Funds	Market Value 06/30/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$3,195	$2,337	$0	$0	$439	$5,971	$110	$0

PIMCO High Yield Fund	2,498	1,799	0	0	229	4,526	76	0

PIMCO Income Fund	10,809	9,041	(353)	(12)	786	20,271	311	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	973	843	0	0	32	1,848	22	0

PIMCO Long-Term Real Return Fund	853	1,927	0	0	(309)	2,471	59	342

PIMCO Long-Term U.S. Government Fund	378	827	0	0	(149)	1,056	28	100

PIMCO Real Return Fund	3,429	3,075	(115)	0	141	6,530	105	0

PIMCO Short-Term Floating NAV Portfolio III	5,251	25,010	(16,000)	7	(6)	14,262	10	0

PIMCO Total Return Fund	8,275	8,083	(312)	(1)	(331)	15,714	479	122

Totals	$35,661	$52,942	$(16,780)	$(6)	$832	$72,649	$1,200	$564

78	PIMCO EQUITY SERIES

December 31, 2020	(Unaudited)

PIMCO REALPATH® Blend 2040 Fund
Underlying PIMCO Funds	Market Value 06/30/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$2,959	$1,966	$0	$0	$392	$5,317	$97	$0

PIMCO High Yield Fund	2,782	1,761	0	0	244	4,787	81	0

PIMCO Income Fund	9,483	7,441	(372)	(11)	659	17,200	262	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	743	690	0	0	24	1,457	17	0

PIMCO Long-Term Real Return Fund	0	340	0	0	0	340	0	0

PIMCO Long-Term U.S. Government Fund	0	146	0	0	0	146	0	0

PIMCO Real Return Fund	2,764	2,388	(111)	(1)	108	5,148	82	0

PIMCO Short-Term Floating NAV Portfolio III	4,583	24,510	(19,700)	10	(9)	9,394	10	0

PIMCO Total Return Fund	6,672	6,267	(295)	(1)	(254)	12,389	369	94

Totals	$29,986	$45,509	$(20,478)	$(3)	$1,164	$56,178	$918	$94

PIMCO REALPATH® Blend 2045 Fund
Underlying PIMCO Funds	Market Value 06/30/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$2,195	$1,410	$0	$0	$283	$3,888	$71	$0

PIMCO High Yield Fund	2,595	1,475	0	0	220	4,290	73	0

PIMCO Income Fund	6,585	4,893	(230)	(7)	448	11,689	178	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	459	396	0	0	14	869	10	0

PIMCO Real Return Fund	1,616	1,390	0	0	62	3,068	47	0

PIMCO Short-Term Floating NAV Portfolio III	4,822	22,109	(17,100)	7	(5)	9,833	9	0

PIMCO Total Return Fund	4,012	3,680	(159)	(1)	(147)	7,385	215	55

Totals	$22,284	$35,353	$(17,489)	$(1)	$875	$41,022	$603	$55

PIMCO REALPATH® Blend 2050 Fund
Underlying PIMCO Funds	Market Value 06/30/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$2,196	$984	$0	$0	$268	$3,448	$67	$0

PIMCO High Yield Fund	2,977	1,273	0	0	244	4,494	81	0

PIMCO Income Fund	6,046	3,350	(187)	(5)	386	9,590	156	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	353	235	0	0	10	598	7	0

PIMCO Real Return Fund	1,236	831	0	0	46	2,113	33	0

PIMCO Short-Term Floating NAV Portfolio III	4,685	21,710	(18,000)	13	(11)	8,397	11	0

PIMCO Total Return Fund	3,055	2,242	(108)	0	(104)	5,085	153	39

Totals	$20,548	$30,625	$(18,295)	$8	$839	$33,725	$508	$39

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Notes to Financial Statements	(Cont.)

PIMCO REALPATH® Blend 2055 Fund
Underlying PIMCO Funds	Market Value 06/30/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$963	$618	$0	$0	$126	$1,707	$32	$0

PIMCO High Yield Fund	1,395	893	0	0	120	2,408	40	0

PIMCO Income Fund	2,580	1,893	(102)	(3)	175	4,543	70	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	123	95	0	0	4	222	3	0

PIMCO Real Return Fund	490	377	0	0	18	885	14	0

PIMCO Short-Term Floating NAV Portfolio III	3,081	11,105	(9,100)	4	(3)	5,087	5	0

PIMCO Total Return Fund	1,181	995	0	0	(45)	2,131	64	16

Totals	$9,813	$15,976	$(9,202)	$1	$395	$16,983	$228	$16

PIMCO REALPATH® Blend 2060 Fund
Underlying PIMCO Funds	Market Value 06/30/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$46	$63	$(2)	$0	$9	$116	$2	$0

PIMCO High Yield Fund	68	101	(4)	0	8	173	3	0

PIMCO Income Fund	124	193	(12)	(1)	11	315	4	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	6	10	0	0	0	16	0	0

PIMCO Real Return Fund	22	33	0	0	1	56	1	0

PIMCO Short-Term Floating NAV Portfolio III	0	600	(300)	0	0	300	0	0

PIMCO Total Return Fund	56	95	(6)	0	(3)	142	4	1

Totals	$322	$1,095	$(324)	$(1)	$26	$1,118	$14	$1

PIMCO REALPATH® Blend Income Fund
Underlying PIMCO Funds	Market Value 06/30/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$7,330	$2,372	$0	$0	$880	$10,582	$222	$0

PIMCO High Yield Fund	3,832	1,368	0	0	311	5,511	103	0

PIMCO Income Fund	26,930	10,513	(382)	(13)	1,700	38,748	688	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	2,706	1,111	0	0	83	3,900	53	0

PIMCO Long-Term Real Return Fund	8,752	6,745	(287)	2	(2,462)	12,750	497	2,814

PIMCO Long-Term U.S. Government Fund	3,763	2,894	0	0	(1,212)	5,445	238	826

PIMCO Real Return Fund	9,426	3,990	(139)	(1)	356	13,632	239	0

PIMCO Short-Term Floating NAV Portfolio III	10,456	26,511	(24,100)	0	1	12,868	10	0

PIMCO Total Return Fund	22,998	11,310	(424)	(2)	(714)	33,168	1,107	276

Totals	$96,193	$66,814	$(25,332)	$(14)	$(1,057)	$136,604	$3,157	$3,916

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund, unless otherwise advised on IRS Form 1099-DIV. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases,

guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as

80	PIMCO EQUITY SERIES

December 31, 2020	(Unaudited)

those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Funds’ investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the funds’ investment restrictions). If a borrowing funds’ total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended December 31, 2020, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	81

Notes to Financial Statements	(Cont.)

financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Options on Indices  (“Index Option”) use a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

(b) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions.

82	PIMCO EQUITY SERIES

December 31, 2020	(Unaudited)

For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO REALPATH® Blend 2025 Fund	PIMCO REALPATH® Blend 2030 Fund	PIMCO REALPATH® Blend 2035 Fund	PIMCO REALPATH® Blend 2040 Fund	PIMCO REALPATH® Blend 2045 Fund	PIMCO REALPATH® Blend 2050 Fund	PIMCO REALPATH® Blend 2055 Fund	PIMCO REALPATH® Blend 2060 Fund	PIMCO REALPATH® Blend Income Fund

New Fund	—	—	—	—	—	—	—	X	—

Small Fund	—	—	—	—	—	—	X	X	—

Allocation	X	X	X	X	X	X	X	X	—

Acquired Fund	X	X	X	X	X	X	X	X	X

Investment in Acquired Fund Risks

New Fund	X	X	X	X	X	X	X	X	X

Small Fund	X	X	X	X	X	X	X	X	X

Equity	X	X	X	X	X	X	X	X	X

Value Investing	X	X	X	X	X	X	X	X	X

Interest Rate	X	X	X	X	X	X	X	X	X

Call	X	X	X	X	X	X	X	X	X

Credit	X	X	X	X	X	X	X	X	X

High Yield and Distressed Company	X	X	X	X	X	X	X	X	X

Market	X	X	X	X	X	X	X	X	X

Issuer	X	X	X	X	X	X	X	X	X

Liquidity	X	X	X	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X	X	X	X

Commodity	X	X	X	X	X	X	X	X	X

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Notes to Financial Statements	(Cont.)

Risks	PIMCO REALPATH® Blend 2025 Fund	PIMCO REALPATH® Blend 2030 Fund	PIMCO REALPATH® Blend 2035 Fund	PIMCO REALPATH® Blend 2040 Fund	PIMCO REALPATH® Blend 2045 Fund	PIMCO REALPATH® Blend 2050 Fund	PIMCO REALPATH® Blend 2055 Fund	PIMCO REALPATH® Blend 2060 Fund	PIMCO REALPATH® Blend Income Fund

Mortgage-Related and Other Asset-Backed Securities	X	X	X	X	X	X	X	X	X

Foreign (Non-U.S.) Investment	X	X	X	X	X	X	X	X	X

Real Estate	X	X	X	X	X	X	X	X	X

Emerging Markets	X	X	X	X	X	X	X	X	X

Sovereign Debt	X	X	X	X	X	X	X	X	X

Currency	X	X	X	X	X	X	X	X	X

Leveraging	X	X	X	X	X	X	X	X	X

Small-Cap and Mid-Cap Company	X	X	X	X	X	X	X	X	X

Management	X	X	X	X	X	X	X	X	X

Short Exposure	X	X	X	X	X	X	X	X	X

Tax	X	X	X	X	X	X	X	X	X

Subsidiary	X	X	X	X	X	X	X	X	X

Convertible Securities	X	X	X	X	X	X	X	X	X

Exchange-Traded Fund	X	X	X	X	X	X	X	X	X

LIBOR Transition	X	X	X	X	X	X	X	X	X

A Fund is generally subject to a different level and amount of risk relative to its target date and time horizon. The principal risks of investing in a Fund include risks from direct investments and/or for certain Funds that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

The following risks are principal risks of investing in a Fund.

Small Fund Risk  is the risk that a smaller Fund may not achieve investment or trading efficiencies. Additionally, a smaller Fund may be more adversely affected by large purchases or redemptions on Fund shares.

Allocation Risk  is the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Acquired Fund Risk  is the risk that a Fund’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives.

The following risks are principal risks of investing in a Fund that include risks from direct investments and/or indirect exposure through investment in Acquired Funds.

New Fund Risk  is the risk that a new Fund’s performance may not represent how a Fund is expected to or may perform in the long term.

In addition, new Funds have limited operating histories for investors to evaluate and new Funds may not attract sufficient assets to achieve investment and trading efficiencies.

Small Fund Risk  is the risk that a smaller Fund may not achieve investment or trading efficiencies. Additionally, a smaller Fund may be more adversely affected by large purchases or redemptions of Fund shares

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, a Fund may not recoup the full amount of

84	PIMCO EQUITY SERIES

December 31, 2020	(Unaudited)

its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield and Distressed Company Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) and securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risks. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. Distressed companies may be engaged in restructurings or bankruptcy proceedings.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in a Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, public health emergencies, embargoes, tariffs and international economic, political and regulatory developments.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject a Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

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Notes to Financial Statements	(Cont.)

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Small-Cap and Mid-Cap Company Risk  is the risk that the value of securities issued by small-capitalization and mid-capitalization companies may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of a Fund’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in certain Underlying PIMCO Funds that invest in a subsidiary (each a “Subsidiary”), a Fund is indirectly exposed to the risks associated with a Subsidiary’s investments. The Subsidiaries are not registered under the Act and may not be subject to all the investor protections of the Act. There is no guarantee that the investment objective of a Subsidiary will be achieved.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Exchange-Traded Fund Risk  is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to a Fund invested in the exchange-traded fund.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”) by the end of 2021. Certain instruments held by a Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by a Fund.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of the London Interbank Offered Rate) that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global

86	PIMCO EQUITY SERIES

December 31, 2020	(Unaudited)

market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Fund’s investments or the Investment Manager’s operations and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets

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Notes to Financial Statements	(Cont.)

and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and

88	PIMCO EQUITY SERIES

December 31, 2020	(Unaudited)

administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the

Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee		Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Administrative Class	Class A	Class R
PIMCO REALPATH® Blend 2025 Fund	0.01%	0.02%	0.02%	0.27%	0.27%	*
PIMCO REALPATH® Blend 2030 Fund	0.01%	0.02%	0.02%	0.27%	0.27%	*
PIMCO REALPATH® Blend 2035 Fund	0.02%	0.02%	0.02%	0.27%	0.27%	*
PIMCO REALPATH® Blend 2040 Fund	0.03%	0.02%	0.02%	0.27%	0.27%	*
PIMCO REALPATH® Blend 2045 Fund	0.03%	0.02%	0.02%	0.27%	0.27%	*
PIMCO REALPATH® Blend 2050 Fund	0.03%	0.02%	0.02%	0.27%	0.27%	*
PIMCO REALPATH® Blend 2055 Fund	0.03%	0.02%	0.02%	0.27%	0.27%	*
PIMCO REALPATH® Blend 2060 Fund	0.03%	0.02%	0.02%	0.27%	N/A
PIMCO REALPATH® Blend Income Fund	0.01%	0.02%	0.02%	0.27%	0.27%	*

*	This particular share class has been registered with the SEC, but has not yet launched.

(c) Distribution and Servicing Fees   PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.25% for Class R shares and in connection with personal services rendered to Class A and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Distribution Fee		Servicing Fee

Administrative Class	0.25%		—

Class A	—		0.25%

Class R	0.25%	*	0.25%	*

*	This particular share class has been registered with the SEC, but has not yet launched.

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares. For the period ended December 31, 2020, the Distributor retained $3,282 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to

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Notes to Financial Statements	(Cont.)

review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and

Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the investment advisory contract or supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO at December 31, 2020, were as follows (amounts in thousands†):

	Expiring within

Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO RealPath® Blend 2025 Fund	$0	$0	$5	$5

PIMCO RealPath® Blend 2030 Fund	0	0	7	7

PIMCO RealPath® Blend 2035 Fund	0	0	7	7

PIMCO RealPath® Blend 2040 Fund	0	0	8	8

PIMCO RealPath® Blend 2045 Fund	0	1	8	9

PIMCO RealPath® Blend 2050 Fund	0	2	9	11

PIMCO RealPath® Blend 2055 Fund	0	0	3	3

PIMCO RealPath® Blend 2060 Fund	0	0	68	68

PIMCO RealPath® Blend Income Fund	0	0	5	5

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(f) Acquired Fund Fees and Expenses  Acquired Fund expenses incurred by the Funds, if any, will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Funds’ assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Acquired Funds in addition to each Fund’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

90	PIMCO EQUITY SERIES

December 31, 2020	(Unaudited)

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2020, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO REALPATH® Blend 2025 Fund	$0	$0	$78,834	$3,072

PIMCO REALPATH® Blend 2030 Fund	0	0	82,723	14,627

PIMCO REALPATH® Blend 2035 Fund	0	0	61,152	449

PIMCO REALPATH® Blend 2040 Fund	0	0	64,251	8,507

PIMCO REALPATH® Blend 2045 Fund	0	0	49,846	5,561

PIMCO REALPATH® Blend 2050 Fund	0	0	35,492	2,369

PIMCO REALPATH® Blend 2055 Fund	0	0	24,248	2,782

PIMCO REALPATH® Blend 2060 Fund	0	0	3,551	303

PIMCO REALPATH® Blend Income Fund	0	0	52,308	1,757

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO REALPATH® Blend 2025 Fund				PIMCO REALPATH® Blend 2030 Fund

	Six Months Ended 12/31/2020 (Unaudited)		Year Ended 06/30/2020		Six Months Ended 12/31/2020 (Unaudited)		Year Ended 06/30/2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	7,281	$90,650	5,446	$62,831	6,586	$83,054	5,976	$69,709

Administrative Class	66	819	856	9,802	133	1,653	839	9,655

Class A	172	2,145	95	1,096	41	513	164	1,925
Issued as reinvestment of distributions

Institutional Class	478	6,190	136	1,586	408	5,399	199	2,365

Administrative Class	84	1,084	66	764	70	918	65	774

Class A	21	273	13	150	16	214	15	177
Cost of shares redeemed

Institutional Class	(1,282)	(16,038)	(1,566)	(17,815)	(1,389)	(17,744)	(1,732)	(19,492)

Administrative Class	(361)	(4,513)	(341)	(3,845)	(140)	(1,787)	(419)	(4,783)

Class A	(145)	(1,857)	(42)	(474)	(27)	(334)	(127)	(1,463)

Net increase (decrease) resulting from Fund share transactions	6,314	$78,753	4,663	$54,095	5,698	$71,886	4,980	$58,867

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	91

Notes to Financial Statements	(Cont.)

	PIMCO REALPATH® Blend 2035 Fund				PIMCO REALPATH® Blend 2040 Fund

	Six Months Ended 12/31/2020 (Unaudited)		Year Ended 06/30/2020		Six Months Ended 12/31/2020 (Unaudited)		Year Ended 06/30/2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	5,825	$73,477	4,095	$48,247	5,480	$69,959	3,630	$42,768

Administrative Class	63	802	609	7,020	90	1,127	544	6,307

Class A	46	588	170	1,954	44	551	160	1,862
Issued as reinvestment of distributions

Institutional Class	198	2,652	134	1,594	179	2,425	189	2,279

Administrative Class	35	464	53	630	22	294	39	473

Class A	9	121	12	143	9	118	20	237
Cost of shares redeemed

Institutional Class	(1,017)	(12,850)	(1,290)	(14,620)	(1,140)	(14,564)	(1,389)	(16,002)

Administrative Class	(161)	(2,024)	(300)	(3,272)	(97)	(1,229)	(206)	(2,242)

Class A	(48)	(606)	(94)	(1,072)	(102)	(1,263)	(173)	(1,945)

Net increase (decrease) resulting from Fund share transactions	4,950	$62,624	3,389	$40,624	4,485	$57,418	2,814	$33,737

	PIMCO REALPATH® Blend 2045 Fund				PIMCO REALPATH® Blend 2050 Fund

	Six Months Ended 12/31/2020 (Unaudited)		Year Ended 06/30/2020		Six Months Ended 12/31/2020 (Unaudited)		Year Ended 06/30/2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	4,256	$54,309	3,055	$35,705	3,653	$46,603	2,725	$31,580

Administrative Class	110	1,414	463	5,341	38	485	358	4,118

Class A	23	286	74	863	34	425	89	1,004
Issued as reinvestment of distributions

Institutional Class	127	1,736	196	2,361	120	1,644	233	2,820

Administrative Class	15	198	33	400	14	195	44	539

Class A	3	40	10	124	3	35	11	130
Cost of shares redeemed

Institutional Class	(875)	(11,175)	(1,326)	(15,077)	(971)	(12,423)	(1,171)	(13,499)

Administrative Class	(67)	(856)	(186)	(2,085)	(149)	(1,935)	(302)	(3,464)

Class A	(50)	(615)	(135)	(1,518)	(96)	(1,188)	(131)	(1,495)

Net increase (decrease) resulting from Fund share transactions	3,542	$45,337	2,184	$26,114	2,646	$33,841	1,856	$21,733

	PIMCO REALPATH® Blend 2055 Fund				PIMCO REALPATH® Blend 2060 Fund

	Six Months Ended 12/31/2020 (Unaudited)		Year Ended 06/30/2020		Six Months Ended 12/31/2020 (Unaudited)		Inception date through 06/30/2020(a)

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	2,829	$36,275	2,686	$31,279	319	$3,262	301	$3,011

Administrative Class	92	1,169	405	4,695	0	2	1	10

Class A	33	412	73	840	47	474	3	33
Issued as reinvestment of distributions

Institutional Class	52	719	103	1,244	4	49	0	0

Administrative Class	3	46	9	110	0	0	0	0

Class A	1	16	7	81	0	4	0	0
Cost of shares redeemed

Institutional Class	(704)	(8,989)	(1,107)	(12,926)	(32)	(324)	0	0

Administrative Class	(60)	(761)	(48)	(540)	0	0	0	0

Class A	(76)	(957)	(82)	(940)	0	(2)	0	(3)

Net increase (decrease) resulting from Fund share transactions	2,170	$27,930	2,046	$23,843	338	$3,465	305	$3,051

92	PIMCO EQUITY SERIES

December 31, 2020	(Unaudited)

	PIMCO REALPATH® Blend Income Fund

	Six Months Ended 12/31/2020 (Unaudited)		Year Ended 06/30/2020

	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	4,857	$59,542	6,527	$74,835

Administrative Class	94	1,162	322	3,680

Class A	599	7,439	575	6,449
Issued as reinvestment of distributions

Institutional Class	505	6,341	81	930

Administrative Class	99	1,241	36	412

Class A	77	966	26	303
Issued in reorganization^

Institutional Class	0	0	3,894	45,204

Administrative Class	0	0	1,507	17,511

Class A	0	0	429	4,958
Cost of shares redeemed

Institutional Class	(1,555)	(19,215)	(3,251)	(36,815)

Administrative Class	(280)	(3,453)	(343)	(3,806)

Class A	(91)	(1,092)	(239)	(2,671)

Net increase (decrease) resulting from Fund share transactions	4,305	$52,931	9,564	$110,990

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	See Note 15 in the Notes to Financial Statements.
(a)	Inception date of the Fund was December 31, 2019.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of December 31, 2020. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO REALPATH® Blend 2025 Fund	1	0	15%	0%

PIMCO REALPATH® Blend 2030 Fund	1	0	11%	0%

PIMCO REALPATH® Blend 2035 Fund	1	0	12%	0%

PIMCO REALPATH® Blend 2055 Fund	1	0	12%	0%

PIMCO REALPATH® Blend 2060 Fund	1	1	13%	47%

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of December 31, 2020, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	93

Notes to Financial Statements	(Cont.)	December 31, 2020	(Unaudited)

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended June 30, 2020, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO REALPATH® Blend 2025 Fund	$0	$0

PIMCO REALPATH® Blend 2030 Fund	0	0

PIMCO REALPATH® Blend 2035 Fund	0	0

PIMCO REALPATH® Blend 2040 Fund	0	0

PIMCO REALPATH® Blend 2045 Fund	0	0

PIMCO REALPATH® Blend 2050 Fund	0	0

PIMCO REALPATH® Blend 2055 Fund	0	0

PIMCO REALPATH® Blend 2060 Fund	13	0

PIMCO REALPATH® Blend Income Fund	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

PIMCO REALPATH® Blend 2025 Fund	$202,860	$18,731	$(2,691.00)	$16,040

PIMCO REALPATH® Blend 2030 Fund	208,851	24,420	(1,877)	22,543

PIMCO REALPATH® Blend 2035 Fund	174,663	21,347	(325)	21,022

PIMCO REALPATH® Blend 2040 Fund	175,604	25,640	(57)	25,583

PIMCO REALPATH® Blend 2045 Fund	156,735	25,181	(44)	25,137

PIMCO REALPATH® Blend 2050 Fund	159,236	29,390	(39)	29,351

PIMCO REALPATH® Blend 2055 Fund	88,213	14,127	(23)	14,104

PIMCO REALPATH® Blend 2060 Fund	6,442	691	(2)	689

PIMCO REALPATH® Blend Income Fund	208,621	18,472	(2,294)	16,178

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

94	PIMCO EQUITY SERIES

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	UAG	UBS AG Stamford

FICC	Fixed Income Clearing Corporation

Currency Abbreviations:

USD (or $)	United States Dollar

Exchange Abbreviations:

CBOE	Chicago Board Options Exchange	OTC	Over the Counter

Index/Spread Abbreviations:

DWRTFT	Dow Jones Wilshire REIT Total Return Index	S&P 500	Standard & Poor’s 500 Index

Other Abbreviations:

LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	95

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Investment Advisory Contract, Sub-Advisory Agreement, Portfolio Implementation Agreement and Second Amended and Restated Supervision and Administration Agreement

At a meeting held on August 18-19, 2020, the Board of Trustees (the “Board”) of PIMCO Equity Series (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of PIMCO Dividend and Income Fund , PIMCO RAE Emerging Markets Fund, PIMCO RAE Global ex-US Fund, PIMCO RAE Global Fund, PIMCO RAE International Fund, PIMCO RAE US Fund, PIMCO RAE US Small Fund, PIMCO REALPATH® Blend Income Fund, PIMCO REALPATH® Blend 2025 Fund, PIMCO REALPATH® Blend 2030 Fund, PIMCO REALPATH® Blend 2035 Fund, PIMCO REALPATH® Blend 2040 Fund, PIMCO REALPATH® Blend 2045 Fund, PIMCO REALPATH® Blend 2050 Fund, PIMCO REALPATH® Blend 2055 Fund and PIMCO REALPATH® Blend 2060 Fund (each, a “Fund,” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2021.1 The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2021. In addition, the Board considered and unanimously approved the renewal of the: (i) Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between PIMCO, on behalf of PIMCO RAE Emerging Markets Fund, PIMCO RAE Global ex-US Fund, PIMCO RAE Global Fund, PIMCO RAE International Fund, PIMCO RAE US Fund, PIMCO RAE US Small Fund and the equity sleeve of the PIMCO Dividend and Income Fund (the “RAE Funds”), each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); and (ii) Portfolio Implementation Agreement (the “Portfolio Implementation Agreement”) among PIMCO, on behalf of the RAE Funds, each a series of the Trust, Research Affiliates and Parametric Portfolio Associates LLC (“Parametric”), each for an additional one-year term through August 31, 2021.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO, Research Affiliates and Parametric for the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO, Research Affiliates and Parametric to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, financial information for Research Affiliates and Parametric, information regarding the profitability to PIMCO of its relationship with the Funds, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds, and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates and Parametric in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company

[1]

The Board, including a majority of the Independent Trustees, determined to rely on the relief granted by a temporary exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 that permits fund boards of trustees to approve advisory contracts at a meeting held by remote communications that allows participating trustees to hear one another simultaneously, rather than in-person, in light of the impact of the novel coronavirus (“COVID-19”) pandemic and restrictions on travel and in-person gatherings. The Board determined that reliance on the exemptive order was necessary and appropriate due to circumstances related to current or potential effects of the COVID-19 pandemic and government-mandated restrictions, and prior to commencing the approval meeting, the Board confirmed that all Board members could hear each other simultaneously during the meeting. The Board noted that it would ratify any actions taken at this meeting pursuant to the SEC relief at its next in-person meeting.

96	PIMCO EQUITY SERIES

(Unaudited)

performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates and Parametric, on matters related to the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 18-19, 2020 meeting. The Independent Trustees also met telephonically with counsel to the Trust and the Independent Trustees, including telephonic meetings on July 10, 2020 and July 30, 2020, and conducted a telephonic meeting on July 30, 2020 with management and counsel to the Trust and the Independent Trustees, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement. In connection with its review of the Agreements and the Sub-Advisory Agreement, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Fund performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weight to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, Parametric, their Personnel and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Funds, and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to: investing in its cybersecurity program and business continuity functions, including the build-out of a new data center; funding projects and initiatives in support of the Funds; improving PIMCO governance and oversight of key fund administration processes; expanding and engaging a technology consultant to improve certain performance reconciliation processes; enhancing PIMCO’s oversight over certain of the Funds’ service providers; continuing to develop initiatives related to pricing, including, among other items, development of pricing tools and capabilities and continued extensive due diligence regarding pricing vendors; forming a new internal group responsible for the operational aspects of the Liquidity Risk Management Programs; developing compliance and operations processes in connection with regulatory developments; continuing to invest in PIMCO’s technology infrastructure; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; investing in the Fund Treasurer’s Office; enhancing a proprietary application to support new trading strategies and increase data precision and administration control; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; utilizing a service provider’s proprietary software and managed service model to timely meet N-PORT and N-CEN regulatory requirements; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; implementing a contingent NAV process; continuing to advocate in the public policy

SEMIANNUAL REPORT	|	December 31, 2020	97

Approval of Investment Advisory Contract and Other Agreements	(Cont.)

arena; developing a proprietary tool to monitor and facilitate potential interfund lending; utilizing a third-party software technology to allow portfolio management teams to run pre-trade calculations regarding new exchange-traded and cleared derivatives; and developing technology solutions to leverage artificial intelligence and machine learning.

Similarly, the Board considered the sub-advisory services provided by Research Affiliates to the RAE Funds. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing sub-advisory services to the RAE Funds. The Board also reviewed materials regarding Research Affiliates’ supervisory responsibilities with respect to Parametric’s provision of portfolio implementation services to the RAE Funds. The Board further considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

In addition, the Board considered the portfolio implementation and other operational services provided by Parametric to the RAE Funds by, among other things, effecting portfolio transactions on behalf of the RAE Funds. The Board further considered PIMCO’s oversight of Parametric in connection with Parametric providing portfolio implementation services. The Board also considered information about Parametric’s personnel responsible for providing services to the RAE Funds under the Portfolio Implementation Agreement. The Board also reviewed materials regarding the nature, extent and quality of Parametric’s trading, risk management, and compliance capabilities and resources, including Parametric’s policies and procedures regarding trade aggregation and allocation, which are integral parts of its role as portfolio implementer.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements, provided by Research Affiliates under the Sub-Advisory Agreement, and provided by Parametric under the Portfolio Implementation Agreement are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement. The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2020 and other performance data, as available, over short- and long-term periods ended June 30, 2020 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2020 (the “Broadridge Report”). The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report, which were provided in advance of the August 18-19, 2020 meeting.

The Trustees noted the Funds (based on Institutional Class performance) that outperformed their respective benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2020. The Board noted the amounts of the assets of the Trust and PIMCO Funds (based on Institutional Class performance) that outperformed their relevant benchmark net-of-fees over the one-, three- and five-year periods ended June 30, 2020. The Board discussed these and other performance-related developments.

The Board reviewed materials indicating that, according to the Broadridge Report, certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, over short- and long-term periods. PIMCO reported to the Board on the reasons for the underperformance of certain Funds and actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

98	PIMCO EQUITY SERIES

(Unaudited)

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds to scale at the outset. The Board noted that PIMCO generally seeks to price new funds competitively against the median total expense ratio of the respective Broadridge peer group, if available, while acknowledging that a fee premium may be appropriate for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate due to competitive positioning considerations, observed long-term notable underperformance and significant misalignments with the level or quality of services being provided or a change in the overall strategic positioning of the Funds.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate, and noted in particular, the following: the proposed four basis point reduction in the advisory fee for the PIMCO Dividend and Income Fund; the proposed five basis point reduction in the advisory fee for the PIMCO RAE Global Fund; the proposed 20 basis point reduction in the supervisory and administrative fee for each class of the PIMCO RAE Emerging Markets Fund and PIMCO RAE Global ex-US Fund; the proposed 15 basis point reduction for each class of the PIMCO RAE Global Fund; and the proposed 10 basis point reduction for each class of the PIMCO RAE International Fund, PIMCO RAE US Fund and PIMCO RAE US Small Fund.

The Board also reviewed data comparing certain Funds’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The

SEMIANNUAL REPORT	|	December 31, 2020	99

Approval of Investment Advisory Contract and Other Agreements	(Cont.)

Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds to scale at inception and reinvesting in other important areas of the business that support the Funds. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that in most cases the Funds’ total expense ratios were lower than the total expense ratios of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the expense limitation agreement in place for all of the Funds and the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Broadridge, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by Research Affiliates under the Sub-Advisory Agreement, and that the total expenses of each Fund and the RAE Funds after the proposals to decrease their fees, as applicable, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits attributable to the Funds. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Funds, PIMCO shares the benefits of economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics, senior management supervision, governance and oversight of those services, and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any,

100	PIMCO EQUITY SERIES

(Unaudited)

through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise, such as through all or portions of the sales charges on Class A or Class C shares of the Funds, as applicable. The Board noted that, while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO, Research Affiliates and Parametric supported the renewal of the Agreements, the Sub-Advisory Agreement, and the Portfolio Implementation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, the fees paid to Research Affiliates by PIMCO under the Sub-Advisory Agreement and the fees paid to Parametric by PIMCO under the Portfolio Implementation Agreement, and that the renewal of the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement was in the best interests of the Funds and their shareholders.

SEMIANNUAL REPORT	|	December 31, 2020	101

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PES4002SAR_123120

PIMCO EQUITY SERIES®

Semiannual Report

December 31, 2020

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF | MFEM | NYSE Arca

PIMCO RAFI Dynamic Multi-Factor International Equity ETF | MFDX | NYSE Arca

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF | MFUS | NYSE Arca

PIMCO RAFI ESG U.S. ETF | RAFE | NYSE Arca

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail from the financial intermediary, such as a broker-dealer or bank, which offers the Fund unless you specifically request paper copies of the reports from the financial intermediary. Instead, the shareholder reports will be made available on a website, and the financial intermediary will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the financial intermediary electronically by following the instructions provided by the financial intermediary.

You may elect to receive all future reports in paper free of charge from the financial intermediary. You should contact the financial intermediary if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account at the financial intermediary.

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series prospectus. The Shareholder Reports for the other series of the PIMCO Equity Series are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Equity Series Semiannual Report, which covers the six-month reporting period ended December 31, 2020. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended December 31, 2020

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic. Looking back before the reporting period began, second-quarter 2020 U.S. annualized gross domestic product (“GDP”) was -31.4%. This represented the steepest quarterly decline on record. With the economy reopening, third-quarter GDP growth was 33.4%, the largest quarterly increase on record. The Commerce Department’s initial estimate for fourth-quarter annualized GDP growth — released after the reporting period ended — was 4.0%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, before the reporting period began, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. In August 2020, Fed Chair Jerome Powell said the central bank had changed how it viewed the trade-off between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation run higher, which could mean that interest rates remain low for an extended period. Meanwhile, in March 2020, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy. A subsequent $900 billion stimulus package was finalized in December 2020.

Economies outside the U.S. were significantly impacted by the pandemic too. In its October 2020 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that it expects 2020 GDP in the eurozone, U.K. and Japan will be -8.3%, -9.8% and -5.3%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.5% and 0.7%, respectively, in 2019.

Against this backdrop, central banks and governments around the world took a number of aggressive actions. Looking back, in March 2020, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a €1.8 trillion spending package to bolster its economy. In December 2020, the ECB expanded its monetary stimulus program by another €500 billion.

The Bank of England reduced its key lending rate to 0.10% — a record low — in March, added £100 billion to its quantitative easing program in June, and increased its bond-buying program by £150 billion to £895 billion in November. Finally, toward the end of the year, the U.K. and the European Union agreed to a long-awaited Brexit deal. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. In May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package. Finally, in December 2020, the Bank of Japan announced a new ¥73.6 trillion stimulus package.

Short-term U.S. Treasury yields edged modestly lower, whereas long-term yields moved higher, albeit from a very low level during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 0.93% at the end of the reporting period, versus 0.66% on June 30, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 0.78%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely

2	PIMCO EQUITY SERIES

used index of global investment grade credit bonds, returned 4.20%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also rallied. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 10.82%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 7.89%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 10.29%.

Despite the headwinds from the pandemic, global equities produced strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 22.16%, partially fueled by a sharp rally in November and December 2020, because, in our view, investor sentiment improved after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 23.00%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 31.14%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 24.12% and European equities, as represented by the MSCI Europe Index (in EUR), returned 10.91%.

Commodity prices were volatile and produced mixed results. When the reporting period began, Brent crude oil was approximately $41 a barrel. Brent crude oil ended the reporting period at roughly $52 a barrel. We believe that oil prices rallied because producers reduced their output and investors anticipated stronger demand as global growth improved and several new COVID-19 vaccines were introduced. Elsewhere, copper prices moved higher, while gold declined.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with the U.S. election and several geopolitical events. The U.S. dollar weakened against a number of other major currencies. For example, the U.S. dollar returned -8.74%, -10.23% and -4.53% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding the funds, please contact your account manager or financial adviser, or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at www.pimco.com to learn more about our global viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Equity Series

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	3

Important Information About the Funds

PIMCO Equity Series (the “Trust”) is an open-end management investment company that includes PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF, PIMCO RAFI Dynamic Multi-Factor International Equity ETF, PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF and PIMCO RAFI ESG U.S. ETF, which are exchange-traded funds (“ETFs”) that seek to provide total return that closely corresponds, before fees and expenses, to the total return of a specified index (each, a “Fund” and collectively, the “Funds”). Each Fund employs a representative sampling strategy in seeking to achieve its investment objective. In using this strategy, PIMCO seeks to invest in a combination of instruments such that the portfolio effectively provides exposure to the underlying index. A Fund may not track its underlying index with the same degree of accuracy as a fund that replicates the composition and weighting of the underlying index. Shares of the Funds will be listed and traded at market prices on NYSE Arca, Inc. (“NYSE Arca”) and other secondary markets. The market price for each Fund’s shares may be different from the Fund’s net asset value (“NAV”). Each Fund issues and redeems shares at its NAV only in blocks of a specified number of shares (“Creation Units”). Only certain large institutional investors may purchase or redeem Creation Units directly with the Funds at NAV (“Authorized Participants”). These transactions are in exchange for certain securities similar to a Fund’s portfolio and/or cash. Except when aggregated in Creation Units, shares of a Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares from the Funds at NAV.

We believe that equity funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds are subject to notable risks. Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions.

The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all equity securities.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Funds’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Funds’ compliance calculations, including those used in the Funds’ prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. Each Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

A Fund may have significant exposure to issuers in the United Kingdom. The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of

4	PIMCO EQUITY SERIES

market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

A Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

A Fund may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolios’ performance and/or ability to achieve their investment objectives. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of a Fund could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

Engaging in a responsible investment strategy, which may select or exclude securities of certain issuers for reasons other than performance, carries the risk that a Fund may underperform funds that do not utilize a responsible investment strategy. The application of this strategy may affect a Fund’s exposure to certain sectors or types of investments, which could negatively impact the Fund’s performance. Responsible investing is qualitative and subjective by nature, and there is no guarantee that the criteria utilized or any judgment exercised in pursuing a responsible investment strategy will reflect the beliefs or values of any particular investor. In evaluating a company, the information and data obtained through voluntary or third-party reporting may be incomplete, inaccurate or unavailable, which could cause an incorrect assessment of a company’s business practices with respect to the environment, social responsibility and corporate governance (“ESG practices”). Socially responsible norms differ by region, and a company’s ESG practices or the assessment of a company’s ESG practices may change over time.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and the Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the sale of Fund shares. Each Fund’s performance is measured against the performance of at least one broad-based securities market index (“benchmark index”). A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for a Fund may have been positively impacted by fee waivers or expense

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	5

Important Information About the Funds (Cont.)

limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Diversification Status
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	08/31/17	Diversified
PIMCO RAFI Dynamic Multi-Factor International Equity ETF	08/31/17	Diversified
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	08/31/17	Diversified
PIMCO RAFI ESG U.S. ETF	12/18/19	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

On each business day, before commencement of trading on NYSE Arca, each Fund will disclose on www.pimcoetfs.com the identities and quantities of the Fund’s portfolio holdings. The frequency at which the daily market prices were at a discount or premium to each Fund’s NAV is disclosed on www.pimcoetfs.com. Please see “Disclosure of Portfolio Holdings” in the SAI for information about the availability of the complete schedule of each Fund’s holdings. Fund fact sheets provide additional information regarding a Fund and may be requested by calling (888) 400-4ETF and are available on the Fund’s website at www.pimcoetfs.com.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of a Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of a Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 400-4ETF, on the Fund’s website at www.pimcoetfs.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimcoetfs.com, and will be made available, upon request, by calling PIMCO at (888) 400-4ETF.

The SEC adopted a rule that, allows the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary. Any election to receive reports in paper will apply to all funds held in the investor’s account at the financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset

6	PIMCO EQUITY SERIES

segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Funds is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Funds is uncertain at this time.

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	7

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF

Cumulative Returns Through December 31, 2020

$10,000 invested at the end of the month when the Fund commenced operations.

Investment Objective and Strategy Overview

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF seeks to track the investment results of the RAFI Dynamic Multi-Factor Emerging Markets Index (the “Underlying Index”) by investing under normal circumstances, at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in cash, securities and instruments that are not Component Securities, but which the Fund’s sub-adviser, Parametric Portfolio Associates LLC, believes will help the Fund track its Underlying Index. The Underlying Index is designed to provide long-only exposure to multiple equity factors that seek to produce attractive long-term returns, and which may lower risk compared to less diversified strategies. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2020

	6 Months*	1 Year	Fund Inception (08/31/17)
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF (Based on Net Asset Value)	32.53%	12.02%	4.90%
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF (At Market Price)(1)(2)	33.53%	11.55%	4.81%
RAFI Dynamic Multi-Factor Emerging Markets Index±	33.64%	12.98%	5.36%
MSCI Emerging Markets Index±±	31.14%	18.31%	7.70%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

(2) The Fund was seeded on August 31, 2017, but was not listed for trading until September 6, 2017. Accordingly, there is no Market Price information for August 31, 2017 through September 5, 2017.

± The RAFI Dynamic Multi-Factor Emerging Market index strategy takes time-varying exposures to four return factors; value, low volatility, quality, and momentum. The index uses recent and historical metrics to tilt toward factor portfolios which are particularly attractive on a forward looking basis.

±± The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.50%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	PIMCO EQUITY SERIES

Ticker symbol - MFEM

Top 10 Holdings as of December 31, 2020†§

Taiwan Semiconductor Manufacturing Co. Ltd.	3.5%
Infosys Ltd. SP — ADR	3.0%
Hyundai Motor Co.	3.0%
Vale S.A.	2.7%
Kia Motors Corp.	1.8%
JD.com, Inc. ADR	1.7%
Tencent Holdings Ltd.	1.7%
Meituan	1.4%
Naspers Ltd. ‘N’	1.4%
MMC Norilsk Nickel PJSC	1.3%

Geographic Breakdown as of December 31, 2020†**

South Korea	19.5%
China	16.5%
Taiwan	14.3%
India	7.5%
Russia	7.0%
Brazil	6.7%
South Africa	4.5%
Ireland	4.2%
Thailand	3.8%
Hong Kong	2.8%
United Kingdom	2.3%
Mexico	2.2%
Short-Term Instruments	2.2%
Malaysia	1.4%
Turkey	1.2%
Chile	1.1%
Indonesia	1.0%
Other	1.8%

†  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

** Geographic Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»

Security selection in the consumer discretionary sector contributed to relative returns compared to the Fund’s secondary benchmark, the MSCI Emerging Markets Index, as the Fund’s holdings outperformed the secondary benchmark index.

»

Underweight exposure to the financials sector contributed to relative returns compared to the Fund’s secondary benchmark, the MSCI Emerging Markets Index, as the sector underperformed the secondary benchmark index.

»

Overweight exposure to the materials sector contributed to relative returns compared to the Fund’s secondary benchmark, the MSCI Emerging Markets Index, as the sector outperformed the secondary benchmark index.

»

Overweight exposure to, and security selection in, the consumer staples and energy sectors detracted from relative returns compared to the Fund’s secondary benchmark, the MSCI Emerging Markets Index, as the sectors and the Fund’s holdings underperformed the secondary benchmark index.

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	9

PIMCO RAFI Dynamic Multi-Factor International Equity ETF

Cumulative Returns Through December 31, 2020

$10,000 invested at the end of the month when the Fund commenced operations.

Investment Objective and Strategy Overview

PIMCO RAFI Dynamic Multi-Factor International Equity ETF seeks to track the investment results of the RAFI Dynamic Multi-Factor Developed Ex-U.S. Index (the “Underlying Index”) by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in cash, securities and instruments that are not Component Securities, but which the Fund’s sub-adviser, Parametric Portfolio Associates LLC, believes will help the Fund track its Underlying Index. The Underlying Index is designed to provide long-only exposure to multiple equity factors that seek to produce attractive long-term returns, and which may lower risk compared to less diversified strategies. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2020

	6 Months*	1 Year	Fund Inception (08/31/17)
PIMCO RAFI Dynamic Multi-Factor International Equity ETF (Based on Net Asset Value)	21.21%	7.24%	5.33%
PIMCO RAFI Dynamic Multi-Factor International Equity ETF (At Market Price)(1)(2)	21.72%	7.14%	5.08%
RAFI Dynamic Multi-Factor Developed Ex-U.S. Index±	22.26%	7.64%	5.84%
MSCI EAFE Index±±	21.61%	7.82%	5.92%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

(2) The Fund was seeded on August 31, 2017, but was not listed for trading until September 6, 2017. Accordingly, there is no Market Price information for August 31, 2017 through September 5, 2017.

± The RAFI Dynamic Multi-Factor Developed ex-US index takes time-varying exposures to five return factors; value, low volatility, quality, momentum and size. The index uses recent and historical metrics to tilt toward factor portfolios which are particularly attractive on a forward looking basis.

±± MSCI EAFE Index is an unmanaged index designed to represent the performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada.

It is not possible to invest directly in the index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.41%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO EQUITY SERIES

Ticker symbol - MFDX

Top 10 Holdings as of December 31, 2020†§

Unilever PLC	1.2%
Roche Holding AG	1.0%
ASML Holding NV	0.9%
Nestle S.A.	0.8%
GlaxoSmithKline PLC	0.7%
AstraZeneca PLC	0.7%
Diageo PLC	0.7%
Novo Nordisk A/S ‘B’	0.6%
Iberdrola S.A.	0.6%
Zurich Insurance Group AG	0.6%

Geographic Breakdown as of December 31, 2020†**

Japan	26.8%
United Kingdom	14.3%
Canada	7.5%
Switzerland	7.2%
Germany	6.1%
Australia	5.9%
France	5.8%
Netherlands	3.7%
Sweden	3.3%
Spain	2.7%
Denmark	2.3%
Hong Kong	2.3%
Italy	2.0%
Ireland	1.9%
Finland	1.5%
Short-Term Instruments	1.4%
Singapore	1.2%
Other	4.1%

†  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

** Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»

Underweight exposure to the health care sector contributed to relative returns compared to the Fund’s secondary benchmark, the MSCI EAFE Index, as the sector underperformed the secondary benchmark index.

»

Overweight exposure to, and security selection in, the materials sector contributed to relative returns compared to the Fund’s secondary benchmark, the MSCI EAFE Index, as the sector and the Fund’s holdings outperformed the secondary benchmark index.

»

Security selection in the consumer staples and energy sectors contributed to relative returns compared to the Fund’s secondary benchmark, the MSCI EAFE Index, as the Fund’s holdings outperformed the secondary benchmark index.

»

Security selection in the communication services sector detracted from relative returns compared to the Fund’s secondary benchmark, the MSCI EAFE Index, as the Fund’s holdings underperformed the secondary benchmark index.

»

Underweight exposure to, and security selection in, the financials sector detracted from relative returns compared to the Fund’s secondary benchmark, the MSCI EAFE Index, as the sector outperformed the secondary benchmark index and the Fund’s holdings underperformed the secondary benchmark index.

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	11

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF

Cumulative Returns Through December 31, 2020

$10,000 invested at the end of the month when the Fund commenced operations.

Investment Objective and Strategy Overview

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF seeks to track the investment results of the RAFI Dynamic Multi-Factor U.S. Index (the “Underlying Index”) by investing under normal circumstances, at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in cash, securities and instruments that are not Component Securities, but which the Fund’s sub-adviser, Parametric Portfolio Associates LLC, believes will help the Fund track its Underlying Index. The Underlying Index is designed to provide long-only exposure to multiple equity factors that seek to produce attractive long-term returns, and which may lower risk compared to less diversified strategies. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2020

	6 Months*	1 Year	Fund Inception (08/31/17)
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF (Based on Net Asset Value)	23.39%	10.55%	11.75%
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF (At Market Price)(1)(2)	23.61%	10.58%	11.74%
RAFI Dynamic Multi-Factor U.S. Index±	23.79%	10.96%	12.17%
S&P 500 Index±±	22.16%	18.40%	15.56%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

(2) The Fund was seeded on August 31, 2017, but was not listed for trading until September 6, 2017. Accordingly, there is no Market Price information for August 31, 2017 through September 5, 2017.

± The RAFI Dynamic Multi-Factor U.S. index takes time-varying exposures to five return factors; value, low volatility, quality, momentum and size. The index uses recent and historical metrics to tilt toward factor portfolios which are particularly attractive on a forward looking basis.

±± S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.31%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

12	PIMCO EQUITY SERIES

Ticker symbol - MFUS

Top 10 Holdings as of December 31, 2020†§

Apple, Inc.	2.6%
Walmart, Inc.	1.7%
Home Depot, Inc.	1.4%
Walt Disney Co.	1.2%
International Business Machines Corp.	1.2%
Johnson & Johnson	1.2%
Microsoft Corp.	1.1%
Amazon.com, Inc.	1.1%
Procter & Gamble Co.	1.1%
Facebook, Inc. ‘A’	1.1%

Sector Breakdown as of December 31, 2020†**

Information Technology	19.3%
Consumer Discretionary	16.9%
Health Care	13.6%
Consumer Staples	11.8%
Industrials	11.4%
Communication Services	8.3%
Financials	6.7%
Real Estate	3.8%
Materials	3.2%
Energy	2.8%
Short-Term Instruments	1.2%
Utilities	1.0%

†  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

** Sector Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»

Overweight exposure to, and security selection in, the consumer discretionary sector contributed to relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the sector and the Fund’s holdings outperformed the secondary benchmark index.

»

Underweight exposure to, and security selection in, the utilities sector contributed to relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the sector underperformed the secondary benchmark index and the Fund’s holdings outperformed the secondary benchmark index.

»

Security selection in the materials sector contributed to relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the Fund’s holdings outperformed the secondary benchmark index.

»

Security selection in the health care sector detracted from relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the Fund’s holdings underperformed the secondary benchmark index.

»

Underweight exposure to, and security selection in, the financials sector detracted from relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the sector outperformed the secondary benchmark and the Fund’s holdings underperformed the secondary benchmark index.

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	13

PIMCO RAFI ESG U.S. ETF

Cumulative Returns Through December 31, 2020

$10,000 invested at the end of the month when the Fund commenced operations.

Investment Objective and Strategy Overview

PIMCO RAFI ESG U.S. ETF seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the RAFI ESG US Index (the “Underlying Index”) by investing under normal circumstances, at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in cash, securities and instruments that are not Component Securities, but which the Fund’s sub-adviser, Parametric Portfolio Associates LLC (“Sub-Adviser”), believes will help the Fund track its Underlying Index. The Underlying Index is a long-only, smart beta index that seeks to achieve the dual objectives of social responsibility and long-horizon outperformance of the broad market. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2020

	6 Months*	1 Year	Fund Inception (12/18/19)
PIMCO RAFI ESG U.S. ETF (Based on Net Asset Value)	22.96%	5.41%	6.24%
PIMCO RAFI ESG U.S. ETF (At Market Price)(1)(2)	22.99%	5.25%	5.73%
RAFI ESG US Index±	23.28%	5.78%	6.57%
S&P 500 Index±±	22.16%	18.40%	19.19%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

(2) The Fund was seeded on December 18, 2019, but was not listed for trading until December 19, 2019. Accordingly, there is no Market Price information for December 18, 2019.

± The RAFI ESG US Index is a long-only, smart beta index that seeks to achieve the dual objectives of social responsibility and long-horizon outperformance of the broad market. The Index is constructed by RAFI Indices, LLC (the “Index Provider”) using a rules-based approach within publicly traded U.S. equities to create an integrated ESG strategy which overweights companies that rate well across various ESG (Environmental, Social, and Governance) themes and excludes companies with a major involvement in industries such as tobacco, gaming, weapons and fossil fuels. The strategy supplements traditional ESG metrics with metrics linked to long-term value creation, specifically financial discipline and diversity, for improved return potential.

±± S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.30%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

14	PIMCO EQUITY SERIES

Ticker symbol - RAFE

Top 10 Holdings as of December 31, 2020†§

Microsoft Corp.	4.4%
Wells Fargo & Co.	3.5%
Johnson & Johnson	3.0%
Walt Disney Co.	2.9%
Bank of America Corp.	2.6%
Citigroup, Inc.	2.5%
Intel Corp.	2.4%
Procter & Gamble Co.	2.3%
Verizon Communications, Inc.	2.2%
Cisco Systems, Inc.	2.2%

Sector Breakdown as of December 31, 2020†**

Financials	23.4%
Information Technology	19.1%
Health Care	16.1%
Consumer Discretionary	12.9%
Consumer Staples	9.4%
Communication Services	6.0%
Industrials	5.4%
Materials	4.7%
Utilities	1.5%
Real Estate	1.5%

†  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

** Sector Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»

Overweight exposure to, and security selection in, the financials, consumer discretionary and materials sectors contributed to relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the sectors and the Fund’s holdings outperformed the secondary benchmark index.

»

Underweight exposure to, and security selection in, the real estate sector contributed to relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the sector underperformed the secondary benchmark index and the Fund’s holdings outperformed the secondary benchmark index.

»

Underweight exposure to, and security selection in, the information technology sector detracted from relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the sector outperformed the secondary benchmark index and the Fund’s holdings underperformed the secondary benchmark index.

»

Security selection in the communication services sector detracted from relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the Fund’s holdings underperformed the secondary benchmark index.

»

Overweight exposure to, and security selection in, the health care sector detracted from relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the sector and the Fund’s holdings underperformed the secondary benchmark index.

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	15

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from July 1, 2020 to December 31, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During Period*	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$1,000.00	$1,325.30	$2.92	$1,000.00	$1,023.11	$2.54	0.49%
PIMCO RAFI Dynamic Multi-Factor International Equity ETF	1,000.00	1,212.10	2.27	1,000.00	1,023.57	2.07	0.40
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	1,000.00	1,233.90	1.66	1,000.00	1,024.13	1.50	0.29
PIMCO RAFI ESG U.S. ETF	1,000.00	1,229.60	1.71	1,000.00	1,024.08	1.56	0.30

* Expenses Paid During Period are equal to the net annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by 187/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

16	PIMCO EQUITY SERIES

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	17

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF

07/01/2020 - 12/31/2020+	$20.84	$0.25	$6.49	$6.74	$(0.39)	$0.00	$(0.39)

06/30/2020	24.24	0.59	(3.41)	(2.82)	(0.58)	0.00	(0.58)

06/30/2019	23.94	0.64	0.39	1.03	(0.73)	0.00	(0.73)

08/31/2017 - 06/30/2018	25.00	0.42	(1.41)	(0.99)	(0.07)	0.00	(0.07)

PIMCO RAFI Dynamic Multi-Factor International Equity ETF

07/01/2020 - 12/31/2020+	$22.86	$0.21	$4.62	$4.83	$(0.32)	$0.00	$(0.32)

06/30/2020	24.94	0.53	(1.84)	(1.31)	(0.77)	0.00	(0.77)

06/30/2019	25.87	0.72	(0.89)	(0.17)	(0.76)	0.00	(0.76)

08/31/2017 - 06/30/2018	25.00	0.62	0.44	1.06	(0.19)	0.00	(0.19)

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF

07/01/2020 - 12/31/2020+	$27.74	$0.31	$6.14	$6.45	$(0.41)	$0.00	$(0.41)

06/30/2020	29.21	0.62	(1.44)	(0.82)	(0.65)	0.00	(0.65)

06/30/2019	28.30	0.59	0.91	1.50	(0.59)	0.00	(0.59)

08/31/2017 - 06/30/2018	25.00	0.43	3.17	3.60	(0.30)	0.00	(0.30)

PIMCO RAFI ESG U.S. ETF

07/01/2020 - 12/31/2020+	$21.40	$0.26	$4.60	$4.86	$(0.42)	$0.00	$(0.42)

12/18/2019 - 06/30/2020	25.00	0.33	(3.72)	(3.39)	(0.21)	0.00	(0.21)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

18	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$27.19	32.59%	$791,797	0.49	%*	0.50	%*	0.49	%*	0.50	%*	2.09	%*	25%

20.84	(11.86)	619,324	0.49		0.50		0.49		0.50		2.66		59

24.24	4.53	477,943	0.49		0.50		0.49		0.50		2.75		43

23.94	(3.99)	357,169	0.50	*	0.55	*	0.50	*	0.55	*	1.94	*	52

$27.37	21.27%	$72,802	0.40	%*	0.40	%*	0.40	%*	0.40	%*	1.60	%*	19%

22.86	(5.37)	24,231	0.40		0.41		0.40		0.41		2.21		35

24.94	(0.59)	42,888	0.39		0.40		0.39		0.40		2.96		24

25.87	4.22	28,976	0.40	*	0.87	*	0.40	*	0.87	*	2.81	*	36

$33.78	23.44%	$68,243	0.29	%*	0.30	%*	0.29	%*	0.30	%*	1.93	%*	31%

27.74	(2.80)	25,525	0.30		0.31		0.30		0.31		2.12		36

29.21	5.50	96,980	0.29		0.30		0.29		0.30		2.08		40

28.30	14.43	65,658	0.29	*	0.60	*	0.29	*	0.60	*	1.89	*	56

$25.84	22.96%	$12,143	0.30	%*	0.31	%*	0.30	%*	0.31	%*	2.14	%*	16%

21.40	(13.42)	8,988	0.30	*	0.86	*	0.30	*	0.86	*	2.75	*	12

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	19

Statements of Assets and Liabilities	December 31, 2020 (Unaudited)

(Amounts in thousands†, except per share amounts)	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	PIMCO RAFI ESG U.S. ETF

Assets:

Investments, at value
Investments in securities*^	$794,238	$73,004	$68,562	$12,093
Investments in Affiliates	10,083	349	73	0
Cash	0	0	0	113
Foreign currency, at value	1,291	29	0	0
Receivable for investments sold	9,151	69	0	0
Interest and/or dividends receivable	2,468	152	67	11
Other assets	1	8	0	0
Total Assets	817,232	73,611	68,702	12,217

Liabilities:

Payable for investments purchased	$9,163	$0	$3	$0
Payable upon return of securities loaned	10,084	357	73	0
Distributions payable	5,824	425	364	71
Accrued management fees	349	26	18	3
Accrued reimbursement to PIMCO	11	1	1	0
Other liabilities	4	0	0	0
Total Liabilities	25,435	809	459	74

Net Assets	$791,797	$72,802	$68,243	$12,143

Net Assets Consist of:

Paid in capital	$731,471	$70,974	$72,246	$12,332
Distributable earnings (accumulated loss)	60,326	1,828	(4,003)	(189)

Net Assets	$791,797	$72,802	$68,243	$12,143

Shares Issued and Outstanding	29,120	2,660	2,020	470

Net Asset Value Per Share Outstanding(a):	$27.19	$27.37	$33.78	$25.84

Cost of investments in securities	$623,987	$63,038	$60,641	$11,708
Cost of investments in Affiliates	$10,083	$349	$73	$0
Cost of foreign currency held	$1,285	$29	$0	$0

* Includes repurchase agreements of:	$7,336	$695	$735	$0
^ Includes securities on loan of:	9,311	337	72	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

20	PIMCO EQUITY SERIES	See Accompanying Notes

Statements of Operations

Six Months Ended December 31, 2020 (Unaudited)
(Amounts in thousands†)	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	PIMCO RAFI ESG U.S. ETF

Investment Income:

Dividends, net of foreign taxes*	$8,934	$520	$547	$123
Securities lending income	130	2	1	0
Total Income	9,064	522	548	123

Expenses:

Management fees	1,717	102	71	15
Trustee fees	22	1	2	0
Interest expense	11	0	0	0
Miscellaneous expense	17	1	1	0
Total Expenses	1,767	104	74	15
Waiver and/or Reimbursement by PIMCO	(22)	(1)	(1)	(0)
Net Expenses	1,745	103	73	15

Net Investment Income (Loss)	7,319	419	475	108

Net Realized Gain (Loss):

Investments in securities	11,617	(1,700)	(1,633)	(143)
In-kind redemptions	1,731	0	2,258	0
Over the counter financial derivative instruments	(30)	0	0	0
Foreign currency	41	22	0	0

Net Realized Gain (Loss)	13,359	(1,678)	625	(143)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	175,696	11,528	9,586	2,095
Foreign currency assets and liabilities	22	2	0	0

Net Change in Unrealized Appreciation (Depreciation)	175,718	11,530	9,586	2,095

Net Increase (Decrease) in Net Assets Resulting from Operations	$196,396	$10,271	$10,686	$2,060

* Foreign tax withholdings - Dividends	$1,579	$50	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	21

Statements of Changes in Net Assets

	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF		PIMCO RAFI Dynamic Multi-Factor International Equity ETF		PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF		PIMCO RAFI ESG U.S. ETF

(Amounts in thousands†)	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Inception date through June 30, 2020(a)

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$7,319	$14,272	$419	$829	$475	$2,131	$108	$204
Net realized gain (loss)	13,359	(73,933)	(1,678)	(1,355)	625	(3,061)	(143)	(5,807)
Net change in unrealized appreciation (depreciation)	175,718	(10,187)	11,530	(1,547)	9,586	(6,894)	2,095	(1,710)

Net Increase (Decrease) in Net Assets Resulting from Operations	196,396	(69,848)	10,271	(2,073)	10,686	(7,824)	2,060	(7,313)

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(11,407)	(13,291)	(643)	(1,302)	(605)	(2,511)	(184)	(138)

Total Distributions(b)	(11,407)	(13,291)	(643)	(1,302)	(605)	(2,511)	(184)	(138)

Fund Share Transactions:

Receipts for shares sold	5,453	305,403	38,943	14,949	42,237	56,341	1,279	28,240
Cost of shares redeemed	(17,969)	(80,883)	0	(30,231)	(9,600)	(117,461)	0	(11,801)
Net increase (decrease) resulting from Fund share transactions	(12,516)	224,520	38,943	(15,282)	32,637	(61,120)	1,279	16,439

Total Increase (Decrease) in Net Assets	172,473	141,381	48,571	(18,657)	42,718	(71,455)	3,155	8,988

Net Assets:

Beginning of period	619,324	477,943	24,231	42,888	25,525	96,980	8,988	0
End of period	$791,797	$619,324	$72,802	$24,231	$68,243	$25,525	$12,143	$8,988

Shares of Beneficial Interest:

Shares sold	200	14,000	1,600	600	1,400	1,900	50	1,120
Shares redeemed	(800)	(4,000)	0	(1,260)	(300)	(4,300)	0	(700)
Net increase (decrease) in shares outstanding	(600)	10,000	1,600	(660)	1,100	(2,400)	50	420

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of the Fund was December 18, 2019.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

22	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	December 31, 2020	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.3%

COMMON STOCKS 91.4%

AUSTRALIA 0.0%

MATERIALS 0.0%

MMG Ltd. (a)	196,000	$85

Total Australia		85

BRAZIL 5.9%

COMMUNICATION SERVICES 0.1%

Telefonica Brasil S.A.	92,500	832

CONSUMER DISCRETIONARY 0.2%

Lojas Renner S.A.	54,180	456

Petrobras Distribuidora S.A.	189,000	806

		1,262

CONSUMER STAPLES 0.7%

Ambev S.A.	698,900	2,113

BRF S.A. (a)	33,700	143

JBS S.A.	455,400	2,076

Raia Drogasil S.A.	278,500	1,339

		5,671

ENERGY 0.3%

Cosan Ltd. ‘A’	3,048	56

Cosan S.A.	20,800	304

Ultrapar Participacoes S.A.	316,400	1,448

		1,808

FINANCIALS 0.7%

B3 S.A. - Brasil Bolsa Balcao	311,200	3,726

Banco BTG Pactual S.A.	35,300	638

Banco do Brasil S.A.	115,300	867

BB Seguridade Participacoes S.A.	41,200	236

IRB Brasil Resseguros S/A	33,305	52

Porto Seguro S.A.	16,600	157

		5,676

HEALTH CARE 0.0%

Hypera S.A.	20,800	137

INDUSTRIALS 0.5%

CCR S.A.	60,200	157

Embraer S.A. (a)	28,400	48

WEG S.A.	258,830	3,780

		3,985

MATERIALS 3.3%

Cia Siderurgica Nacional S.A.	174,000	1,072

Klabin S.A.	286,700	1,457

Suzano S.A.	150,100	1,686

Vale S.A.	1,310,200	22,052

		26,267

UTILITIES 0.1%

Cia de Saneamento Basico do Estado de Sao Paulo	23,700	204

Energisa S.A.	15,900	161

	SHARES	MARKET VALUE (000S)

Engie Brasil Energia S.A.	44,825	$381

		746

Total Brazil		46,384

CHILE 1.0%

COMMUNICATION SERVICES 0.0%

Empresa Nacional de Telecomunicaciones S.A.	7,748	48

CONSUMER DISCRETIONARY 0.2%

Falabella S.A.	276,706	1,024

CONSUMER STAPLES 0.2%

Cencosud S.A.	685,299	1,221

Cia Cervecerias Unidas S.A.	49,575	366

		1,587

ENERGY 0.1%

Empresas COPEC S.A.	71,748	727

FINANCIALS 0.1%

Banco de Chile	6,678,952	682

Banco de Credito e Inversiones	3,461	136

Banco Santander Chile	1,428,580	68

Itau CorpBanca Chile S.A.	21,199,622	71

		957

MATERIALS 0.1%

CAP S.A.	19,647	264

Empresas CMPC S.A.	216,256	569

		833

UTILITIES 0.3%

AES Gener S.A.	1,443,549	239

Aguas Andinas S.A. ‘A’	837,349	270

Colbun S.A.	1,899,028	335

Enel Americas S.A.	6,143,860	1,002

Enel Chile S.A.	5,016,592	391

Engie Energia Chile S.A.	113,088	139

		2,376

Total Chile		7,552

CHINA 16.7%

COMMUNICATION SERVICES 3.6%

China Telecom Corp. Ltd. ‘H’	3,952,000	1,090

JOYY, Inc. ADR	11,177	894

NetEase, Inc. ADR	95,114	9,109

Tencent Holdings Ltd.	185,000	13,312

Tencent Music Entertainment Group ADR (a)	223,236	4,295

		28,700

CONSUMER DISCRETIONARY 6.6%

ANTA Sports Products Ltd.	200,000	3,173

BAIC Motor Corp. Ltd. ‘H’	158,500	59

BYD Co. Ltd. ‘H’	82,000	2,159

China Yongda Automobiles Services Holdings Ltd.	114,000	189

Dongfeng Motor Group Co. Ltd. ‘H’	392,000	458

GOME Retail Holdings Ltd. (a)(c)	4,129,000	496

	SHARES	MARKET VALUE (000S)

Great Wall Motor Co. Ltd. ‘H’	1,187,500	$4,086

JD.com, Inc. ADR (a)	159,231	13,996

Meituan (a)	308,700	11,620

Minth Group Ltd.	72,000	381

New Oriental Education & Technology Group, Inc. SP - ADR (a)	24,370	4,528

Shenzhou International Group Holdings Ltd.	154,700	3,032

Vipshop Holdings Ltd. ADR (a)	97,285	2,735

Yum China Holdings, Inc.	75,616	4,317

Zhongsheng Group Holdings Ltd.	100,500	718

		51,947

CONSUMER STAPLES 0.6%

Dali Foods Group Co. Ltd.	557,000	319

Hengan International Group Co. Ltd.	219,500	1,554

Tingyi Cayman Islands Holding Corp.	480,000	821

Tsingtao Brewery Co. Ltd. ‘H’	100,000	1,048

Uni-President China Holdings Ltd.	238,000	242

Want Want China Holdings Ltd.	1,353,000	978

		4,962

ENERGY 0.6%

China Petroleum & Chemical Corp. ‘H’	5,798,000	2,582

China Shenhua Energy Co. Ltd. ‘H’	800,500	1,509

CNOOC Ltd.	923,000	847

Yanzhou Coal Mining Co. Ltd. ‘H’	66,000	53

		4,991

FINANCIALS 0.7%

China Galaxy Securities Co. Ltd. ‘H’	475,500	298

China International Capital Corp. Ltd. ‘H’	530,000	1,437

China Merchants Bank Co. Ltd. ‘H’	519,000	3,283

China Reinsurance Group Corp. ‘H’	1,389,000	143

GF Securities Co. Ltd. ‘H’	215,434	305

Postal Savings Bank of China Co. Ltd. ‘H’	534,000	302

		5,768

HEALTH CARE 0.2%

China Resources Pharmaceutical Group Ltd.	317,500	163

CSPC Pharmaceutical Group Ltd.	107,680	110

Shandong Weigao Group Medical Polymer Co. Ltd. ‘H’	312,000	706

Shanghai Fosun Pharmaceutical Group Co. Ltd.	92,500	442

Sinopharm Group Co. Ltd. ‘H’	65,200	158

		1,579

INDUSTRIALS 1.0%

AviChina Industry & Technology Co. Ltd. ‘H’	255,000	178

Beijing Capital International Airport Co. Ltd. ‘H’	60,000	50

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	23

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	(Cont.)

	SHARES	MARKET VALUE (000S)

China Communications Services Corp. Ltd. ‘H’	368,000	$163

China Lesso Group Holdings Ltd. ‘L’	165,000	259

COSCO SHIPPING Holdings Co. Ltd. ‘H’ (a)	379,500	455

Haitian International Holdings Ltd.	27,000	93

Jiangsu Expressway Co. Ltd. ‘H’	358,000	400

Sinopec Engineering Group Co. Ltd. ‘H’	117,500	51

Sinotrans Ltd. ‘H’	594,000	216

Sinotruk Hong Kong Ltd.	68,500	176

Weichai Power Co. Ltd. ‘H’	321,000	645

Yangzijiang Shipbuilding Holdings Ltd.	918,900	664

Zhejiang Expressway Co. Ltd. ‘H’	304,000	257

Zhuzhou CRRC Times Electric Co. Ltd. ‘H’	131,500	575

ZTO Express Cayman, Inc. ADR	111,809	3,260

		7,442

INFORMATION TECHNOLOGY 1.7%

AAC Technologies Holdings, Inc.	73,500	408

Baidu, Inc. SP - ADR (a)	36,497	7,892

BYD Electronic International Co. Ltd. (c)	84,500	443

FIH Mobile Ltd. (a)	1,117,000	137

Lenovo Group Ltd.	886,000	838

Xiaomi Corp. (a)	863,800	3,671

		13,389

MATERIALS 0.7%

Anhui Conch Cement Co. Ltd. ‘H’	164,000	1,028

China BlueChemical Ltd. ‘H’	848,000	135

China Hongqiao Group Ltd.	134,000	123

China Molybdenum Co. Ltd. ‘H’	141,000	92

China National Building Material Co. Ltd. ‘H’	1,426,000	1,716

China Oriental Group Co. Ltd.	570,000	152

Jiangxi Copper Co. Ltd. ‘H’	435,000	685

Sinopec Shanghai Petrochemical Co. Ltd. ‘H’	1,400,000	298

Zijin Mining Group Co. Ltd. ‘H’	820,000	929

		5,158

REAL ESTATE 0.5%

Agile Group Holdings Ltd.	196,000	261

China Evergrande Group (c)	233,000	448

Greentown China Holdings Ltd.	272,500	398

Guangzhou R&F Properties Co. Ltd. ‘H’	182,400	235

Kaisa Group Holdings Ltd.	568,000	281

KWG Property Holding Ltd.	193,500	264

Logan Group Co. Ltd.	177,000	290

Longfor Group Holdings Ltd.	227,000	1,328

Powerlong Real Estate Holdings Ltd.	81,000	56

Shui On Land Ltd.	1,861,000	259

Sino-Ocean Group Holding Ltd.	691,000	138

SOHO China Ltd.	730,000	217

		4,175

	SHARES	MARKET VALUE (000S)
UTILITIES 0.5%

Beijing Jingneng Clean Energy Co. Ltd. ‘H’	154,000	$50

CGN Power Co. Ltd. ‘H’	1,712,000	369

China Longyuan Power Group Corp. Ltd. ‘H’	269,000	270

Datang International Power Generation Co. Ltd. ‘H’	874,000	113

ENN Energy Holdings Ltd.	177,300	2,603

Huadian Power International Corp. Ltd. ‘H’	752,000	189

Huaneng Power International, Inc. ‘H’	1,596,000	583

		4,177

Total China		132,288

GREECE 0.5%

COMMUNICATION SERVICES 0.1%

Hellenic Telecommunications Organization S.A.	38,172	614

CONSUMER DISCRETIONARY 0.1%

OPAP S.A.	32,392	433

ENERGY 0.0%

Motor Oil Hellas Corinth Refineries S.A.	17,692	254

FINANCIALS 0.2%

Alpha Bank AE (a)	333,621	386

Eurobank Ergasias S.A. (a)	635,534	447

National Bank of Greece S.A. (a)	252,042	690

Piraeus Bank S.A. (a)	122,173	192

		1,715

UTILITIES 0.1%

Public Power Corp. S.A. (a)(c)	53,851	489

Total Greece		3,505

HONG KONG 2.8%

COMMUNICATION SERVICES 0.5%

China Mobile Ltd.	698,500	3,982

China Unicom Hong Kong Ltd.	208,000	119

		4,101

CONSUMER DISCRETIONARY 0.3%

Geely Automobile Holdings Ltd.	712,000	2,438

CONSUMER STAPLES 1.1%

China Mengniu Dairy Co. Ltd.	329,000	1,984

China Resources Beer Holdings Co. Ltd.	726,000	6,676

		8,660

FINANCIALS 0.1%

China Everbright Ltd.	242,000	324

Far East Horizon Ltd.	519,000	535

		859

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.1%

COSCO SHIPPING Ports Ltd.	364,000	$253

Shanghai Industrial Holdings Ltd.	68,000	93

Shenzhen International Holdings Ltd.	70,500	114

		460

REAL ESTATE 0.3%

China Overseas Land & Investment Ltd.	894,000	1,942

Poly Property Group Co. Ltd.	705,000	206

Yuexiu Property Co. Ltd.	2,052,000	413

		2,561

UTILITIES 0.4%

China Power International Development Ltd.	1,876,000	402

China Resources Gas Group Ltd.	146,000	776

China Resources Power Holdings Co. Ltd.	586,000	631

Guangdong Investment Ltd.	478,000	862

Kunlun Energy Co. Ltd.	858,000	743

		3,414

Total Hong Kong		22,493

INDIA 7.6%

CONSUMER DISCRETIONARY 0.3%

Tata Motors Ltd. ADR (a)	199,387	2,512

ENERGY 1.7%

Reliance Industries Ltd.	190,161	10,367

Reliance Industries Ltd. GDR	50,800	2,779

		13,146

FINANCIALS 1.0%

HDFC Bank Ltd. ADR (a)	111,525	8,059

HEALTH CARE 0.7%

Dr Reddy’s Laboratories Ltd. ADR	78,128	5,570

INFORMATION TECHNOLOGY 3.6%

Infosys Ltd. SP - ADR	1,425,500	24,162

Wipro Ltd. ADR	848,013	4,792

		28,954

MATERIALS 0.3%

Vedanta Ltd. ADR	244,998	2,151

Total India		60,392

INDONESIA 1.0%

COMMUNICATION SERVICES 0.2%

Telkom Indonesia Persero Tbk PT	6,902,800	1,628

CONSUMER DISCRETIONARY 0.2%

Astra International Tbk PT	3,089,500	1,328

CONSUMER STAPLES 0.3%

Charoen Pokphand Indonesia Tbk PT	796,700	370

Gudang Garam Tbk PT (a)	117,800	344

24	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2020	(Unaudited)

	SHARES	MARKET VALUE (000S)

Hanjaya Mandala Sampoerna Tbk PT	1,760,300	$189

Indofood CBP Sukses Makmur Tbk PT	387,200	264

Indofood Sukses Makmur Tbk PT	784,900	383

Unilever Indonesia Tbk PT	835,200	437

		1,987

ENERGY 0.1%

Adaro Energy Tbk PT	2,997,900	305

Bukit Asam Tbk PT	818,100	164

Indo Tambangraya Megah Tbk PT	183,300	181

		650

FINANCIALS 0.1%

Bank Central Asia Tbk PT	462,200	1,114

HEALTH CARE 0.0%

Kalbe Farma Tbk PT	692,800	73

INDUSTRIALS 0.0%

United Tractors Tbk PT	206,700	392

MATERIALS 0.1%

Indah Kiat Pulp & Paper Corp. Tbk PT	390,500	290

Indocement Tunggal Prakarsa Tbk PT	291,500	300

Semen Indonesia Persero Tbk PT	424,300	376

		966

UTILITIES 0.0%

Perusahaan Gas Negara Tbk PT	805,200	95

Total Indonesia		8,233

MALAYSIA 1.4%

COMMUNICATION SERVICES 0.2%

Axiata Group Bhd.	328,800	306

DiGi.Com Bhd.	394,900	406

Maxis Bhd.	248,300	312

Telekom Malaysia Bhd.	308,800	416

		1,440

CONSUMER DISCRETIONARY 0.2%

Genting Bhd.	774,400	860

Genting Malaysia Bhd.	940,700	631

		1,491

CONSUMER STAPLES 0.1%

IOI Corp. Bhd.	313,900	341

Kuala Lumpur Kepong Bhd.	63,700	375

PPB Group Bhd.	89,280	411

Sime Darby Plantation Bhd.	166,000	207

		1,334

ENERGY 0.0%

Petronas Dagangan Bhd.	31,000	165

FINANCIALS 0.5%

AMMB Holdings Bhd.	291,500	265

	SHARES	MARKET VALUE (000S)

CIMB Group Holdings Bhd.	682,900	$731

Hong Leong Bank Bhd.	27,300	124

Hong Leong Financial Group Bhd.	15,300	69

Malayan Banking Bhd.	464,200	977

Public Bank Bhd.	296,300	1,519

RHB Bank Bhd.	52,600	71

		3,756

HEALTH CARE 0.0%

IHH Healthcare Bhd.	98,500	135

INDUSTRIALS 0.1%

IJM Corp. Bhd.	549,500	237

MISC Bhd.	256,400	439

Sime Darby Bhd.	735,400	423

		1,099

MATERIALS 0.1%

Petronas Chemicals Group Bhd.	319,600	592

UTILITIES 0.2%

Petronas Gas Bhd.	73,300	314

Tenaga Nasional Bhd.	384,400	997

YTL Corp. Bhd.	252,451	48

YTL Power International Bhd.	227,906	42

		1,401

Total Malaysia		11,413

MEXICO 2.2%

COMMUNICATION SERVICES 0.6%

America Movil S.A.B. de C.V.	5,495,800	4,002

Grupo Televisa S.A.B.	162,100	266

		4,268

CONSUMER STAPLES 0.9%

Arca Continental S.A.B. de C.V.	65,500	315

Becle S.A.B. de C.V.	46,300	116

Coca-Cola Femsa S.A.B. de C.V.	43,655	201

Gruma S.A.B. de C.V. ‘B’	69,550	828

Grupo Bimbo S.A.B. de C.V. ‘A’	141,800	308

Grupo Lala S.A.B. de C.V.	108,900	85

Industrias Bachoco S.A.B. de C.V.	41,700	157

Kimberly-Clark de Mexico S.A.B. de C.V. ‘A’	624,700	1,067

Wal-Mart de Mexico S.A.B. de C.V.	1,425,000	4,009

		7,086

FINANCIALS 0.0%

Grupo Elektra S.A.B. de C.V.	4,435	294

INDUSTRIALS 0.1%

Alfa S.A.B. de C.V. ‘A’	513,000	371

Grupo Aeroportuario del Pacifico S.A.B. de C.V.	14,700	164

		535

MATERIALS 0.6%

Alpek S.A.B. de C.V.	156,000	137

	SHARES	MARKET VALUE (000S)

Cemex S.A.B. de C.V.	1,827,600	$943

Grupo Mexico S.A.B. de C.V. ‘B’	721,400	3,049

Industrias Penoles S.A.B. de C.V. (a)	21,510	364

Orbia Advance Corp. S.A.B. de C.V.	216,500	509

		5,002

UTILITIES 0.0%

Infraestructura Energetica Nova S.A.B. de C.V.	58,900	230

Total Mexico		17,415

PHILIPPINES 0.6%

COMMUNICATION SERVICES 0.1%

Globe Telecom, Inc.	7,905	335

PLDT, Inc.	26,245	733

		1,068

CONSUMER STAPLES 0.1%

Universal Robina Corp.	112,490	357

FINANCIALS 0.1%

Bank of the Philippine Islands	198,521	336

BDO Unibank, Inc.	100,330	223

Metro Pacific Investments Corp.	2,809,000	251

Metropolitan Bank & Trust Co.	214,542	219

		1,029

INDUSTRIALS 0.2%

Alliance Global Group, Inc.	983,700	217

Ayala Corp.	32,460	559

DMCI Holdings, Inc.	1,123,100	132

GT Capital Holdings, Inc.	6,230	76

International Container Terminal Services, Inc.	131,500	338

SM Investments Corp.	23,930	523

		1,845

UTILITIES 0.1%

Aboitiz Power Corp.	157,600	87

First Gen Corp.	154,800	91

Manila Electric Co.	50,660	308

		486

Total Philippines		4,785

POLAND 0.7%

COMMUNICATION SERVICES 0.1%

Cyfrowy Polsat S.A.	44,341	362

Orange Polska S.A. (a)	159,834	283

		645

ENERGY 0.2%

Grupa Lotos S.A.	35,294	392

Polski Koncern Naftowy ORLEN S.A.	51,598	799

Polskie Gornictwo Naftowe i Gazownictwo S.A.	78,390	117

		1,308

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	25

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	(Cont.)

	SHARES	MARKET VALUE (000S)
FINANCIALS 0.1%

Bank Polska Kasa Opieki S.A.	3,701	$60

Powszechny Zaklad Ubezpieczen S.A.	72,838	633

		693

INFORMATION TECHNOLOGY 0.0%

Asseco Poland S.A.	7,535	137

MATERIALS 0.2%

Grupa Azoty S.A. (a)	6,795	50

KGHM Polska Miedz S.A. (a)	32,357	1,594

		1,644

UTILITIES 0.1%

Enea S.A.	45,926	81

PGE Polska Grupa Energetyczna S.A. (a)	254,983	446

Tauron Polska Energia S.A.	446,371	326

		853

Total Poland		5,280

ROMANIA 0.0%

REAL ESTATE 0.0%

NEPI Rockcastle PLC	17,146	109

Total Romania		109

RUSSIA 7.0%

COMMUNICATION SERVICES 1.2%

Mobile TeleSystems PJSC (c)	922,370	4,139

Rostelecom PJSC	315,670	414

Sistema PJSC FC	4,274,400	1,662

Yandex NV (a)	41,670	2,899

		9,114

CONSUMER STAPLES 0.4%

Magnit PJSC	23,739	1,823

X5 Retail Group NV GDR	32,317	1,167

		2,990

ENERGY 1.6%

Gazprom Neft PJSC	109,450	472

Gazprom PJSC	1,382,570	3,970

LUKOIL PJSC	48,525	3,379

Novatek PJSC	40,025	687

Rosneft Oil Co. PJSC	102,030	601

Surgutneftegas PJSC	6,010,700	2,953

Tatneft PJSC	86,831	605

		12,667

FINANCIALS 0.6%

Credit Bank of Moscow PJSC (a)	751,800	63

Moscow Exchange MICEX-RTS PJSC	370,540	801

Sberbank of Russia PJSC	510,990	1,874

VTB Bank PJSC	3,711,730,000	1,905

		4,643

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.0%

Aeroflot PJSC (c)	186,940	$181

Globaltrans Investment PLC GDR	27,334	163

		344

MATERIALS 2.7%

Alrosa PJSC	1,769,070	2,363

Magnitogorsk Iron & Steel Works PJSC	1,261,350	954

MMC Norilsk Nickel PJSC	32,443	10,398

Novolipetskiy Metallurgicheskiy Kombinat PAO	654,700	1,853

PhosAgro PJSC	19,549	831

Polyus PJSC	13,542	2,779

Severstal PAO	137,318	2,452

		21,630

REAL ESTATE 0.0%

LSR Group PJSC	7,197	84

UTILITIES 0.5%

Federal Grid Co. Unified Energy System PJSC	96,430,000	291

Inter RAO UES PJSC	21,766,000	1,570

Mosenergo PJSC (c)	4,103,000	115

OGK-2 PJSC	7,101,000	70

Rosseti PJSC	20,141,000	480

RusHydro PJSC	72,857,000	774

Unipro PJSC (c)	9,114,000	344

		3,644

Total Russia		55,116

SINGAPORE 0.0%

INDUSTRIALS 0.0%

BOC Aviation Ltd.	36,200	313

Total Singapore		313

SOUTH AFRICA 4.6%

COMMUNICATION SERVICES 0.4%

MTN Group Ltd.	624,764	2,579

Telkom S.A. SOC Ltd.	96,798	202

Vodacom Group Ltd.	65,387	553

		3,334

CONSUMER DISCRETIONARY 1.6%

Foschini Group Ltd.	46,162	323

Motus Holdings Ltd.	25,218	96

Mr Price Group Ltd.	35,399	411

Naspers Ltd. ‘N’	55,205	11,304

Truworths International Ltd.	88,144	221

Woolworths Holdings Ltd.	71,744	193

		12,548

CONSUMER STAPLES 0.4%

Bid Corp. Ltd.	46,255	831

Shoprite Holdings Ltd.	131,248	1,251

SPAR Group Ltd.	31,977	412

Tiger Brands Ltd.	33,247	471

		2,965

	SHARES	MARKET VALUE (000S)
ENERGY 0.1%

Exxaro Resources Ltd.	55,562	$525

FINANCIALS 0.2%

Absa Group Ltd.	33,301	272

Discovery Ltd.	39,860	417

FirstRand Ltd.	102,763	358

Liberty Holdings Ltd.	11,252	48

Standard Bank Group Ltd.	113,808	986

		2,081

HEALTH CARE 0.1%

Aspen Pharmacare Holdings Ltd.	45,138	386

Netcare Ltd.	268,448	228

		614

INDUSTRIALS 0.1%

Barloworld Ltd.	73,421	455

MATERIALS 1.7%

AngloGold Ashanti Ltd.	149,262	3,440

Gold Fields Ltd.	541,029	5,023

Impala Platinum Holdings Ltd.	266,942	3,674

Kumba Iron Ore Ltd.	28,478	1,207

Sappi Ltd.	138,818	310

Sasol Ltd. (a)	22,264	203

		13,857

Total South Africa		36,379

SOUTH KOREA 19.8%

COMMUNICATION SERVICES 2.3%

Kakao Corp.	6,047	2,170

KT Corp. SP - ADR	204,461	2,251

LG Uplus Corp.	88,498	958

NAVER Corp.	23,888	6,440

NCSoft Corp.	3,447	2,959

Netmarble Corp. (a)	3,567	432

SK Telecom Co. Ltd.	13,512	2,970

		18,180

CONSUMER DISCRETIONARY 7.2%

Coway Co. Ltd.	14,295	958

Hankook Tire & Technology Co. Ltd.	36,699	1,333

Hanon Systems	53,319	798

Hyundai Department Store Co. Ltd.	4,878	322

Hyundai Mobis Co. Ltd.	34,942	8,224

Hyundai Motor Co.	134,278	23,801

Hyundai Wia Corp.	8,388	414

Kangwon Land, Inc.	39,609	858

Kia Motors Corp.	247,270	14,247

LG Electronics, Inc.	33,693	4,196

LOTTE Himart Co. Ltd.	4,406	127

Lotte Shopping Co. Ltd.	9,824	929

Mando Corp.	8,203	445

Shinsegae, Inc.	960	212

		56,864

CONSUMER STAPLES 1.4%

Amorepacific Corp.	10,378	1,096

26	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2020	(Unaudited)

	SHARES	MARKET VALUE (000S)

BGF retail Co. Ltd.	441	$55

CJ CheilJedang Corp.	3,061	1,075

E-MART, Inc.	14,758	2,061

GS Retail Co. Ltd.	7,393	235

KT&G Corp. (c)	35,756	2,738

LG Household & Health Care Ltd.	2,478	3,698

NongShim Co. Ltd.	1,079	298

		11,256

ENERGY 0.8%

GS Holdings Corp.	24,243	839

SK Gas Ltd.	3,148	303

SK Innovation Co. Ltd.	29,491	5,173

		6,315

FINANCIALS 1.6%

BNK Financial Group, Inc.	71,700	376

DB Insurance Co. Ltd.	15,905	641

DGB Financial Group, Inc.	46,301	290

Hanwha Life Insurance Co. Ltd.	143,903	324

Hyundai Marine & Fire Insurance Co. Ltd.	25,921	543

Industrial Bank of Korea	79,486	648

KB Financial Group, Inc.	28,332	1,125

Meritz Financial Group, Inc.	4,890	44

Meritz Fire & Marine Insurance Co. Ltd.	22,128	298

Mirae Asset Daewoo Co. Ltd.	22,697	198

Samsung Card Co. Ltd.	12,469	373

Samsung Fire & Marine Insurance Co. Ltd.	13,236	2,287

Samsung Life Insurance Co. Ltd.	26,270	1,917

Shinhan Financial Group Co. Ltd.	134,502	3,991

		13,055

INDUSTRIALS 2.0%

CJ Corp.	7,518	638

CJ Logistics Corp. (a)	2,914	445

Daelim Industrial Co. Ltd.	5,431	415

Daewoo Shipbuilding & Marine Engineering Co. Ltd. (a)	8,633	218

Doosan Bobcat, Inc.	11,057	303

Doosan Co. Ltd.	1,270	61

Doosan Heavy Industries & Construction Co. Ltd. (a)	64,383	804

Doosan Infracore Co. Ltd. (a)	32,902	240

GS Engineering & Construction Corp.	5,966	208

Hanwha Corp.	32,216	841

Hyundai Engineering & Construction Co. Ltd.	14,990	518

Hyundai Glovis Co. Ltd.	8,301	1,409

Hyundai Heavy Industries Holdings Co. Ltd.	851	223

Korea Shipbuilding & Offshore Engineering Co. Ltd. (a)	2,070	207

Korean Air Lines Co. Ltd.	20,156	506

LG Corp.	22,085	1,782

LG International Corp.	15,448	352

LS Corp.	5,787	381

Posco International Corp.	27,679	371

S-1 Corp.	2,763	216

Samsung C&T Corp.	21,864	2,783

Samsung Heavy Industries Co. Ltd. (a)	27,991	182

SK Holdings Co. Ltd.	8,707	1,932

	SHARES	MARKET VALUE (000S)

SK Networks Co. Ltd.	92,036	$412

		15,447

INFORMATION TECHNOLOGY 1.8%

LG Display Co. Ltd.	88,682	1,516

Samsung Electro-Mechanics Co. Ltd.	13,860	2,276

Samsung SDI Co. Ltd.	6,226	3,608

SK Hynix, Inc.	63,375	6,923

		14,323

MATERIALS 1.7%

Dongkuk Steel Mill Co. Ltd.	42,970	322

Hanwha Chemical Corp.	14,068	622

Hyundai Steel Co.	28,224	1,031

Kolon Industries, Inc.	6,108	231

Korea Petrochemical Ind Co. Ltd.	1,359	288

Korea Zinc Co. Ltd.	1,903	705

Kumho Petrochemical Co. Ltd.	2,898	388

LG Chem Ltd.	5,986	4,552

Lotte Chemical Corp.	1,759	448

OCI Co. Ltd.	957	82

POSCO	19,990	4,995

Seah Besteel Corp.	4,330	42

Taekwang Industrial Co. Ltd.	123	91

Young Poong Corp.	101	50

		13,847

UTILITIES 1.0%

Korea Electric Power Corp.	269,362	6,799

Korea Gas Corp.	32,241	918

		7,717

Total South Korea		157,004

TAIWAN 14.5%

COMMUNICATION SERVICES 0.6%

Chunghwa Telecom Co. Ltd.	713,000	2,766

Far EasTone Telecommunications Co. Ltd.	354,000	772

Taiwan Mobile Co. Ltd.	330,000	1,161

		4,699

CONSUMER DISCRETIONARY 0.4%

Cheng Shin Rubber Industry Co. Ltd.	514,000	807

Formosa Taffeta Co. Ltd.	254,000	281

Hotai Motor Co. Ltd.	36,000	826

Pou Chen Corp.	604,000	676

Yulon Motor Co. Ltd.	328,509	550

		3,140

CONSUMER STAPLES 0.4%

President Chain Store Corp.	105,000	997

Uni-President Enterprises Corp.	783,000	1,883

		2,880

ENERGY 0.1%

Formosa Petrochemical Corp.	244,000	868

FINANCIALS 2.0%

Cathay Financial Holding Co. Ltd.	444,000	669

	SHARES	MARKET VALUE (000S)

Chailease Holding Co. Ltd.	108,000	$646

Chang Hwa Commercial Bank Ltd.	987,732	631

China Development Financial Holding Corp.	327,000	108

CTBC Financial Holding Co. Ltd.	2,907,000	2,040

E.Sun Financial Holding Co. Ltd.	2,101,244	1,913

First Financial Holding Co. Ltd.	1,628,010	1,239

Fubon Financial Holding Co. Ltd.	931,000	1,550

Hua Nan Financial Holdings Co. Ltd. ‘C’	1,429,407	929

Mega Financial Holding Co. Ltd.	2,236,000	2,373

Shanghai Commercial & Savings Bank Ltd.	333,605	489

Shin Kong Financial Holding Co. Ltd.	1,143,965	360

SinoPac Financial Holdings Co. Ltd.	2,292,528	935

Taishin Financial Holding Co. Ltd.	1,491,542	705

Taiwan Cooperative Financial Holding Co. Ltd.	1,424,510	1,033

		15,620

INDUSTRIALS 0.3%

China Airlines Ltd.	603,000	259

Eva Airways Corp.	664,400	312

Evergreen Marine Corp. Taiwan Ltd. (a)	328,000	476

Far Eastern New Century Corp.	759,000	784

Taiwan High Speed Rail Corp.	239,000	270

Walsin Lihwa Corp.	834,000	574

		2,675

INFORMATION TECHNOLOGY 9.5%

Acer, Inc.	1,006,000	849

Advantech Co. Ltd.	69,291	865

Asustek Computer, Inc.	246,000	2,197

AU Optronics Corp.	3,503,000	1,753

Catcher Technology Co. Ltd.	101,000	743

Compal Electronics, Inc.	1,413,000	1,043

Delta Electronics, Inc.	390,000	3,657

Foxconn Technology Co. Ltd.	31,000	59

Hon Hai Precision Industry Co. Ltd.	490,600	1,609

Innolux Corp.	6,354,000	3,198

Inventec Corp.	899,000	769

Largan Precision Co. Ltd.	5,950	678

Lite-On Technology Corp.	640,000	1,135

MediaTek, Inc.	377,000	10,054

Micro-Star International Co. Ltd.	344,000	1,626

Novatek Microelectronics Corp.	173,000	2,276

Pegatron Corp.	824,000	1,978

Powertech Technology, Inc.	339,000	1,148

Quanta Computer, Inc.	1,004,000	2,897

Synnex Technology International Corp.	499,000	836

Taiwan Semiconductor Manufacturing Co. Ltd.	1,484,000	28,073

TPK Holding Co. Ltd.	59,000	98

United Microelectronics Corp.	3,344,000	5,624

Wistron Corp.	1,187,347	1,314

WPG Holdings Ltd.	436,560	667

Zhen Ding Technology Holding Ltd.	69,000	281

		75,427

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	27

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	(Cont.)

	SHARES	MARKET VALUE (000S)
MATERIALS 1.2%

Asia Cement Corp.	801,000	$1,234

China Steel Corp.	1,467,000	1,293

Formosa Chemicals & Fibre Corp.	564,000	1,702

Formosa Plastics Corp.	527,000	1,810

Nan Ya Plastics Corp.	488,000	1,250

Taiwan Cement Corp.	1,518,422	2,338

		9,627

Total Taiwan		114,936

THAILAND 3.9%

COMMUNICATION SERVICES 0.3%

Advanced Info Service PCL	253,200	1,488

Digital Telecommunications Infrastructure Fund	706,100	304

Total Access Communication PCL	282,500	314

		2,106

CONSUMER STAPLES 0.6%

Berli Jucker PCL (c)	117,700	136

Charoen Pokphand Foods PCL	1,885,600	1,684

CP ALL PCL	753,000	1,463

Thai Beverage PCL	1,134,900	632

Thai Union Group PCL ‘F’	1,841,600	837

		4,752

ENERGY 0.8%

Bangchak Corp. PCL	442,600	305

Esso Thailand PCL (a)(c)	231,900	57

IRPC PCL (c)	3,721,500	462

PTT PCL	3,362,500	4,774

Star Petroleum Refining PCL	1,835,500	493

		6,091

FINANCIALS 0.3%

Bangkok Bank PCL	217,000	858

Kasikornbank PCL	145,200	547

Krung Thai Bank PCL	1,035,100	383

Thanachart Capital PCL	575,600	664

TMB Bank PCL	2,016,100	73

		2,525

HEALTH CARE 0.1%

Bangkok Dusit Medical Services PCL ‘F’	863,500	598

INDUSTRIALS 0.8%

Airports of Thailand PCL	286,300	594

Delta Electronics Thailand PCL	348,100	5,647

		6,241

MATERIALS 0.8%

PTT Global Chemical PCL	878,500	1,716

Siam Cement PCL	398,300	5,025

		6,741

REAL ESTATE 0.1%

Central Pattana PCL	68,500	109

Land & Houses PCL NVDR	2,543,000	675

		784

	SHARES	MARKET VALUE (000S)
UTILITIES 0.1%

Electricity Generating PCL	34,800	$223

Ratch Group PCL	218,600	386

		609

Total Thailand		30,447

TURKEY 1.2%

COMMUNICATION SERVICES 0.2%

Turk Telekomunikasyon A/S	371,903	427

Turkcell Iletisim Hizmetleri A/S	593,258	1,282

		1,709

CONSUMER DISCRETIONARY 0.2%

Arcelik A/S (a)	105,554	432

Ford Otomotiv Sanayi A/S	43,842	744

Tofas Turk Otomobil Fabrikasi A/S	62,692	286

		1,462

CONSUMER STAPLES 0.3%

Anadolu Efes Biracilik Ve Malt Sanayii A/S	50,160	156

BIM Birlesik Magazalar A/S	212,304	2,147

		2,303

ENERGY 0.1%

Turkiye Petrol Rafinerileri A/S (c)	49,718	722

FINANCIALS 0.2%

Haci Omer Sabanci Holding A/S	388,556	599

Turkiye Halk Bankasi A/S (c)	120,619	90

Turkiye Is Bankasi ‘C’	479,333	451

Turkiye Vakiflar Bankasi TAO ‘D’ (c)	208,901	132

Yapi ve Kredi Bankasi A/S (a)	113,207	47

		1,319

INDUSTRIALS 0.1%

Enka Insaat ve Sanayi A/S	513,275	510

KOC Holding A/S	83,832	238

TAV Havalimanlari Holding A/S	17,953	51

Turk Hava Yollari AO (a)(c)	223,995	389

Turkiye Sise ve Cam Fabrikalari A/S	113,120	111

		1,299

MATERIALS 0.1%

Eregli Demir ve Celik Fabrikalari TAS	352,192	707

Total Turkey		9,521

UNITED STATES 0.0%

CONSUMER DISCRETIONARY 0.0%

Nexteer Automotive Group Ltd.	94,000	101

Total United States		101

Total Common Stocks (Cost $561,643)		723,751

	UNITS	MARKET VALUE (000S)
EQUITY-LINKED SECURITIES 4.3%

IRELAND 4.3%

COMMUNICATION SERVICES 0.5%

Citigroup Global Markets Holdings, Inc., Bharti Airtel Ltd. - Exp. 02/19/2021	534,085	$3,726

Citigroup Global Markets Holdings, Inc., Idea Cellular Ltd. - Exp. 02/19/2021	3,303,536	482

		4,208

CONSUMER STAPLES 0.6%

Citigroup Global Markets Holdings, Inc., Hindustan Unilever Ltd. - Exp. 02/19/2021	51,727	1,696

Citigroup Global Markets Holdings, Inc., ITC Ltd. - Exp. 02/19/2021	1,063,336	3,042

		4,738

ENERGY 0.7%

Citigroup Global Markets Holdings, Inc., Bharat Petroleum Corp. Ltd. - Exp. 02/19/2021	257,780	1,345

Citigroup Global Markets Holdings, Inc., Coal India Ltd. - Exp. 02/19/2021	452,055	838

Citigroup Global Markets Holdings, Inc., Hindustan Petroleum Corp. Ltd. - Exp. 02/19/2021	339,160	1,012

Citigroup Global Markets Holdings, Inc., Indian Oil Corp. Ltd. - Exp. 02/19/2021	533,805	665

Citigroup Global Markets Holdings, Inc., Jindal Steel & Power Ltd. - Exp. 02/19/2021	239,955	875

Citigroup Global Markets Holdings, Inc., Petronet LNG Ltd. - Exp. 02/19/2021	258,915	877

		5,612

FINANCIALS 0.0%

Citigroup Global Markets Holdings, Inc., Oracle Finance Ltd. - Exp. 02/19/2021	1,218	54

HEALTH CARE 0.5%

Citigroup Global Markets Holdings, Inc., Lupin Ltd. - Exp. 02/19/2021	75,832	1,014

Citigroup Global Markets Holdings, Inc., Sun Pharmaceutical Industries Ltd. - Exp. 02/19/2021	312,033	2,530

		3,544

INDUSTRIALS 0.2%

Citigroup Global Markets Holdings, Inc., Hero MotoCorp Ltd. - Exp. 02/19/2021	25,392	1,081

INFORMATION TECHNOLOGY 1.5%

Citigroup Global Markets Holdings, Inc., HCL Technologies Ltd. - Exp. 02/19/2021	424,215	5,494

28	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2020	(Unaudited)

	UNITS	MARKET VALUE (000S)

Citigroup Global Markets Holdings, Inc., Tata Consultancy Services Ltd. - Exp. 02/19/2021	124,607	$4,883

Citigroup Global Markets Holdings, Inc., Tech Mahindra Ltd. - Exp. 02/19/2021	124,854	1,663

		12,040

MATERIALS 0.2%

Citigroup Global Markets Holdings, Inc., Asian Paints Ltd. - Exp. 02/19/2021	36,821	1,393

Citigroup Global Markets Holdings, Inc., NMDC Ltd. - Exp. 02/19/2021	231,950	364

		1,757

UTILITIES 0.1%

Citigroup Global Markets Holdings, Inc., NTPC Ltd. - Exp. 02/19/2021	790,833	1,075

Total Equity-Linked Securities (Cost $27,692)		34,109

	SHARES
PREFERRED STOCKS 1.3%

BRAZIL 1.0%

BANKING & FINANCE 0.1%

Banco do Estado do Rio Grande do Sul S.A.	15,100	43

Itau Unibanco Holding S.A.	179,950	1,101

		1,144

INDUSTRIALS 0.5%

Braskem S.A.	59,300	270

Gerdau S.A.	341,200	1,610

Metalurgica Gerdau S.A.	670,000	1,448

Usinas Siderurgicas de Minas Gerais S.A.	76,900	217

		3,545

UTILITIES 0.4%

Cia de Transmissao de Energia Eletrica Paulista	101,200	543

Cia Energetica de Minas Gerais	234,796	662

Cia Energetica de Sao Paulo	151,900	850

Cia Paranaense de Energia	68,700	999

		3,054

Total Brazil		7,743

	SHARES	MARKET VALUE (000S)
CHILE 0.2%

INDUSTRIALS 0.2%

Embotelladora Andina S.A.	126,320	$325

Sociedad Quimica y Minera de Chile S.A.	24,155	1,177

		1,502

Total Chile		1,502

RUSSIA 0.1%

UTILITIES 0.1%

Bashneft PJSC (c)	9,601	152

Transneft PJSC	355	676

		828

Total Russia		828

Total Preferred Stocks (Cost $8,363)		10,073

REAL ESTATE INVESTMENT TRUSTS 0.1%

MEXICO 0.1%

REAL ESTATE 0.1%

Fibra Uno Administracion S.A. de C.V.	311,400	352

Total Mexico		352

SOUTH AFRICA 0.0%

REAL ESTATE 0.0%

Growthpoint Properties Ltd.	203,738	175

Total South Africa		175

TURKEY 0.0%

REAL ESTATE 0.0%

Emlak Konut Gayrimenkul Yatirim Ortakligi A/S (c)	285,710	82

Total Turkey		82

Total Real Estate Investment Trusts (Cost $701)		609

RIGHTS 0.0%

CHILE 0.0%

UTILITIES 0.0%

AES Gener S.A.	341,261	4

Total Rights (Cost $0)		4

	SHARES	MARKET VALUE (000S)
WARRANTS 2.3%

UNITED KINGDOM 2.3%

FINANCIALS 2.3%

HSBC Bank PLC - Exp. 01/19/2022	443,424	$9,106

HSBC Bank PLC - Exp. 01/28/2021	30,352	344

HSBC Bank PLC - Exp. 03/24/2021	11,460	75

HSBC Bank PLC - Exp. 04/05/2021	91,397	2,126

HSBC Bank PLC - Exp. 07/20/2021	148,306	2,537

HSBC Bank PLC - Exp. 10/04/2021	11,800	105

HSBC Bank PLC - Exp. 11/09/2021	11,330	86

HSBC Bank PLC - Exp. 12/06/2021	439,127	3,977

		18,356

Total Warrants (Cost $18,252)		18,356

SHORT-TERM INSTRUMENTS 0.9%

REPURCHASE AGREEMENTS (e) 0.9%
		7,336

Total Short-Term Instruments (Cost $7,336)		7,336

Total Investments in Securities (Cost $623,987)		794,238

INVESTMENTS IN AFFILIATES 1.3%

SHORT-TERM INSTRUMENTS 1.3%

MUTUAL FUNDS 1.3%

PIMCO Government Money Market Fund
0.150% (b)(c)(d)	10,082,772	10,083

Total Short-Term Instruments (Cost $10,083)		10,083

Total Investments in Affiliates (Cost $10,083)		10,083

Total Investments 101.6% (Cost $634,070)		$804,321

Other Assets and Liabilities, net (1.6)%		(12,524)

Net Assets 100.0%		$791,797

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.
(b)	Institutional Class Shares of each Fund.
(c)

Securities with an aggregate market value of $9,311 were out on loan in exchange for $10,084 of cash collateral as of December 31, 2020. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 5 in the Notes to Financial Statements.

(d)	Coupon represents a 7-Day Yield.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	29

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2020	01/04/2021	$7,336	U.S. Treasury Bills 0.000% due 12/30/2021	$(7,483)	$7,336	$7,336

Total Repurchase Agreements						$(7,483)	$7,336	$7,336

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$7,336	$0	$0	$0	$7,336	$(7,483)	$(147)

Master Securities Lending Agreement
BMO	0	0	0	281	281	(311)	(30)
FOB	0	0	0	411	411	(491)	(80)
GSC	0	0	0	4,926	4,926	(5,183)	(257)
MSC	0	0	0	74	74	(82)	(8)
SAL	0	0	0	3,298	3,298	(3,677)	(379)
UBS	0	0	0	321	321	(340)	(19)

Total Borrowings and Other Financing Transactions	$7,336	$0	$0	$9,311

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(2)
Preferred Securities	$34	$0	$0	$0	$34
Common Stocks	9,970	0	0	0	9,970
Real Estate Investment Trusts	80	0	0	0	80

Total Borrowings	$10,084	$0	$0	$0	$10,084

Payable for securities on loan - cash collateral					$10,084

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(2)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(30)	$0	$(30)

30	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2020	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Securities, at Value
Common Stocks
Australia
Materials	$0	$85	$0	$85
Brazil
Communication Services	0	832	0	832
Consumer Discretionary	0	1,262	0	1,262
Consumer Staples	0	5,671	0	5,671
Energy	56	1,752	0	1,808
Financials	0	5,676	0	5,676
Health Care	0	137	0	137
Industrials	0	3,985	0	3,985
Materials	0	26,267	0	26,267
Utilities	0	746	0	746
Chile
Communication Services	48	0	0	48
Consumer Discretionary	0	1,024	0	1,024
Consumer Staples	366	1,221	0	1,587
Energy	0	727	0	727
Financials	207	750	0	957
Materials	833	0	0	833
Utilities	844	1,532	0	2,376
China
Communication Services	14,298	14,402	0	28,700
Consumer Discretionary	25,576	26,371	0	51,947
Consumer Staples	0	4,962	0	4,962
Energy	0	4,991	0	4,991
Financials	0	5,768	0	5,768
Health Care	0	1,579	0	1,579
Industrials	3,260	4,182	0	7,442
Information Technology	7,892	5,497	0	13,389
Materials	0	5,158	0	5,158
Real Estate	0	4,175	0	4,175
Utilities	0	4,177	0	4,177
Greece
Communication Services	0	614	0	614
Consumer Discretionary	0	433	0	433
Energy	0	254	0	254
Financials	447	1,268	0	1,715
Utilities	0	489	0	489
Hong Kong
Communication Services	0	4,101	0	4,101
Consumer Discretionary	0	2,438	0	2,438
Consumer Staples	0	8,660	0	8,660
Financials	0	859	0	859
Industrials	0	460	0	460
Real Estate	0	2,561	0	2,561
Utilities	0	3,414	0	3,414
India
Consumer Discretionary	2,512	0	0	2,512
Energy	2,779	10,367	0	13,146
Financials	8,059	0	0	8,059
Health Care	5,570	0	0	5,570
Information Technology	28,954	0	0	28,954
Materials	2,151	0	0	2,151
Indonesia
Communication Services	0	1,628	0	1,628
Consumer Discretionary	0	1,328	0	1,328
Consumer Staples	0	1,987	0	1,987
Energy	0	650	0	650
Financials	0	1,114	0	1,114
Health Care	0	73	0	73
Industrials	0	392	0	392
Materials	0	966	0	966
Utilities	0	95	0	95

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Malaysia
Communication Services	$0	$1,440	$0	$1,440
Consumer Discretionary	0	1,491	0	1,491
Consumer Staples	0	1,334	0	1,334
Energy	0	165	0	165
Financials	0	3,756	0	3,756
Health Care	0	135	0	135
Industrials	0	1,099	0	1,099
Materials	0	592	0	592
Utilities	0	1,401	0	1,401
Mexico
Communication Services	4,268	0	0	4,268
Consumer Staples	7,086	0	0	7,086
Financials	294	0	0	294
Industrials	535	0	0	535
Materials	5,002	0	0	5,002
Utilities	230	0	0	230
Philippines
Communication Services	0	1,068	0	1,068
Consumer Staples	0	357	0	357
Financials	0	1,029	0	1,029
Industrials	0	1,845	0	1,845
Utilities	0	486	0	486
Poland
Communication Services	0	645	0	645
Energy	0	1,308	0	1,308
Financials	0	693	0	693
Information Technology	0	137	0	137
Materials	0	1,644	0	1,644
Utilities	0	853	0	853
Romania
Real Estate	109	0	0	109
Russia
Communication Services	2,899	6,215	0	9,114
Consumer Staples	0	2,990	0	2,990
Energy	0	12,667	0	12,667
Financials	0	4,643	0	4,643
Industrials	0	344	0	344
Materials	0	21,630	0	21,630
Real Estate	0	84	0	84
Utilities	0	3,644	0	3,644
Singapore
Industrials	0	313	0	313
South Africa
Communication Services	755	2,579	0	3,334
Consumer Discretionary	317	12,231	0	12,548
Consumer Staples	1,722	1,243	0	2,965
Energy	525	0	0	525
Financials	0	2,081	0	2,081
Health Care	228	386	0	614
Industrials	455	0	0	455
Materials	1,517	12,340	0	13,857
South Korea
Communication Services	2,251	15,929	0	18,180
Consumer Discretionary	0	56,864	0	56,864
Consumer Staples	0	11,256	0	11,256
Energy	0	6,315	0	6,315
Financials	0	13,055	0	13,055
Industrials	0	15,447	0	15,447
Information Technology	0	14,323	0	14,323
Materials	0	13,847	0	13,847
Utilities	0	7,717	0	7,717
Taiwan
Communication Services	0	4,699	0	4,699
Consumer Discretionary	0	3,140	0	3,140
Consumer Staples	0	2,880	0	2,880

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	31

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	(Cont.)	December 31, 2020	(Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Energy	$0	$868	$0	$868
Financials	0	15,620	0	15,620
Industrials	0	2,675	0	2,675
Information Technology	0	75,427	0	75,427
Materials	0	9,627	0	9,627
Thailand
Communication Services	0	2,106	0	2,106
Consumer Staples	0	4,752	0	4,752
Energy	0	6,091	0	6,091
Financials	0	2,525	0	2,525
Health Care	0	598	0	598
Industrials	5,647	594	0	6,241
Materials	0	6,741	0	6,741
Real Estate	0	784	0	784
Utilities	0	609	0	609
Turkey
Communication Services	427	1,282	0	1,709
Consumer Discretionary	0	1,462	0	1,462
Consumer Staples	0	2,303	0	2,303
Energy	0	722	0	722
Financials	47	1,272	0	1,319
Industrials	0	1,299	0	1,299
Materials	0	707	0	707
United States
Consumer Discretionary	0	101	0	101
Equity-Linked Securities
Ireland
Communication Services	0	4,208	0	4,208
Consumer Staples	0	4,738	0	4,738
Energy	0	5,612	0	5,612
Financials	0	54	0	54
Health Care	0	3,544	0	3,544
Industrials	0	1,081	0	1,081
Information Technology	0	12,040	0	12,040

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Materials	$0	$1,757	$0	$1,757
Utilities	0	1,075	0	1,075
Preferred Stocks
Brazil
Banking & Finance	0	1,144	0	1,144
Industrials	0	3,545	0	3,545
Utilities	0	3,054	0	3,054
Chile
Industrials	325	1,177	0	1,502
Russia
Utilities	0	828	0	828
Real Estate Investment Trusts
Mexico
Real Estate	352	0	0	352
South Africa
Real Estate	0	175	0	175
Turkey
Real Estate	0	82	0	82
Rights
Chile
Utilities	4	0	0	4
Warrants
United Kingdom
Financials	0	18,356	0	18,356
Short-Term Instruments
Repurchase Agreements	0	7,336	0	7,336

	$138,847	$655,391	$0	$794,238

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	10,083	0	0	10,083

Total Investments	$148,930	$655,391	$0	$804,321

There were no significant transfers into or out of Level 3 during the period ended December 31, 2020.

32	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	December 31, 2020	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.3%

COMMON STOCKS 96.6%

AUSTRALIA 5.7%

COMMUNICATION SERVICES 0.4%

carsales.com Ltd.	1,785	$28

Nine Entertainment Co. Holdings Ltd.	5,374	10

REA Group Ltd.	358	41

Southern Cross Media Group Ltd. (a)	8,871	15

Telstra Corp. Ltd.	94,145	216

		310

CONSUMER DISCRETIONARY 0.7%

Breville Group Ltd.	1,094	22

Crown Resorts Ltd.	2,891	22

Domino’s Pizza Enterprises Ltd.	613	41

Harvey Norman Holdings Ltd.w	7,285	26

JB Hi-Fi Ltd.	1,290	49

Super Retail Group Ltd.	3,975	32

Tabcorp Holdings Ltd.	8,064	24

Wesfarmers Ltd.	7,548	293

		509

CONSUMER STAPLES 0.6%

Coca-Cola Amatil Ltd.	4,365	43

Coles Group Ltd.	2,009	28

GrainCorp Ltd. ‘A’	5,592	18

Metcash Ltd.	20,894	54

Woolworths Group Ltd.	9,850	299

		442

ENERGY 0.3%

Ampol Ltd.	3,870	85

Origin Energy Ltd.	9,426	35

Santos Ltd.	4,623	22

Viva Energy Group Ltd.	12,876	19

Woodside Petroleum Ltd.	1,168	20

		181

FINANCIALS 0.6%

AMP Ltd.	18,390	22

ASX Ltd.	358	20

Bank of Queensland Ltd.	4,117	25

Insurance Australia Group Ltd.	3,702	13

Macquarie Group Ltd.	800	85

Magellan Financial Group Ltd.	714	30

Medibank Pvt Ltd.	23,829	55

National Australia Bank Ltd.	3,035	53

NIB Holdings Ltd.	6,032	28

Perpetual Ltd.	848	23

QBE Insurance Group Ltd.	5,733	37

Suncorp Group Ltd.	4,247	32

		423

HEALTH CARE 0.5%

Ansell Ltd.	1,139	30

Cochlear Ltd.	169	25

CSL Ltd.	1,245	272

Ramsay Health Care Ltd.	517	25

		352

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.3%

Aurizon Holdings Ltd.	13,462	$40

Brambles Ltd.	6,954	57

Downer EDI Ltd.	4,269	18

Monadelphous Group Ltd.	2,096	22

Qantas Airways Ltd.	5,426	20

Sydney Airport	4,255	21

Transurban Group	3,852	41

		219

INFORMATION TECHNOLOGY 0.2%

Atlassian Corp. PLC ‘A’ (a)	335	78

Computershare Ltd.	2,086	24

SEEK Ltd.	1,879	41

		143

MATERIALS 2.1%

BHP Group Ltd.	7,925	259

BHP Group PLC	6,494	171

BlueScope Steel Ltd.	2,821	38

Boral Ltd.	6,978	27

CSR Ltd.	9,058	37

Evolution Mining Ltd.	19,331	74

Fortescue Metals Group Ltd.	21,307	385

IGO Ltd.	4,881	24

Iluka Resources Ltd.	2,922	15

Incitec Pivot Ltd.	14,027	25

Mineral Resources Ltd.	1,100	32

Newcrest Mining Ltd.	2,012	40

Northern Star Resources Ltd.	8,473	83

Orica Ltd.	3,010	35

OZ Minerals Ltd.	1,915	28

Rio Tinto Ltd.	2,572	226

Sandfire Resources Ltd.	5,119	21

		1,520

REAL ESTATE 0.0%

Lendlease Corp. Ltd.	1,411	14

UTILITIES 0.0%

AGL Energy Ltd.	1,936	18

APA Group	2,297	17

		35

Total Australia		4,148

AUSTRIA 0.2%

ENERGY 0.0%

OMV AG	625	25

INDUSTRIALS 0.1%

Andritz AG	704	32

Oesterreichische Post AG	464	16

		48

MATERIALS 0.1%

voestalpine AG	856	31

Wienerberger AG	763	24

		55

	SHARES	MARKET VALUE (000S)
REAL ESTATE 0.0%

CA Immobilien Anlagen AG	492	$19

Total Austria		147

BELGIUM 0.5%

COMMUNICATION SERVICES 0.0%

Proximus SADP	918	18

CONSUMER DISCRETIONARY 0.1%

D’ieteren S.A.	300	25

Telenet Group Holding NV	425	18

		43

CONSUMER STAPLES 0.1%

Etablissements Franz Colruyt NV	584	35

ENERGY 0.0%

Euronav NV	2,601	21

FINANCIALS 0.1%

Ageas S.A.	1,015	54

Gimv NV	305	19

		73

HEALTH CARE 0.1%

UCB S.A.	391	40

INDUSTRIALS 0.0%

bpost S.A.	2,131	22

INFORMATION TECHNOLOGY 0.0%

Barco NV	650	14

MATERIALS 0.1%

Bekaert S.A.	842	28

Solvay S.A.	225	26

		54

UTILITIES 0.0%

Elia System Operator S.A.	278	33

Total Belgium		353

CANADA 7.4%

COMMUNICATION SERVICES 0.5%

BCE, Inc.	2,879	123

Cineplex, Inc.	2,373	17

Cogeco Communications, Inc.	308	24

Quebecor, Inc. ‘B’	1,033	27

Rogers Communications, Inc. ‘B’	1,385	64

Shaw Communications, Inc. ‘B’	1,545	27

TELUS Corp.	3,433	68

		350

CONSUMER DISCRETIONARY 1.1%

BRP, Inc.	594	39

Canadian Tire Corp. Ltd. ‘A’	785	103

Cogeco, Inc. (e)	279	18

Dollarama, Inc.	1,513	62

Gildan Activewear, Inc.	1,267	36

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	33

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	(Cont.)

	SHARES	MARKET VALUE (000S)

Lululemon Athletica, Inc. (a)	389	$135

Magna International, Inc.	5,254	372

Martinrea International, Inc. (e)	2,801	33

		798

CONSUMER STAPLES 0.7%

Alimentation Couche-Tard, Inc. ‘B’	4,615	157

Empire Co. Ltd. ‘A’	2,458	67

George Weston Ltd.	997	75

Loblaw Cos. Ltd.	1,015	50

Maple Leaf Foods, Inc.	912	20

Metro, Inc.	2,226	99

North West Co., Inc.	693	18

Premium Brands Holdings Corp.	321	26

Saputo, Inc.	943	26

		538

ENERGY 0.4%

ARC Resources Ltd.	5,976	28

Cameco Corp.	2,144	29

Cenovus Energy, Inc.	5,958	36

Crescent Point Energy Corp.	15,280	36

Gibson Energy, Inc.	1,163	19

Husky Energy, Inc.	5,946	29

Imperial Oil Ltd.	747	14

MEG Energy Corp. (a)	12,050	42

Whitecap Resources, Inc. (c)(e)	10,172	39

		272

FINANCIALS 1.0%

Bank of Montreal	794	61

Brookfield Asset Management, Inc. ‘A’	2,548	105

Canadian Imperial Bank of Commerce (c)	1,256	107

CI Financial Corp.	2,324	29

Fairfax Financial Holdings Ltd.	42	14

Great-West Lifeco, Inc. (e)	1,175	28

Home Capital Group, Inc.	1,257	29

IGM Financial, Inc.	911	25

Intact Financial Corp. (e)	584	69

National Bank of Canada	385	22

Onex Corp.	407	23

Power Corp. of Canada	2,713	62

Royal Bank of Canada	1,159	95

Toronto-Dominion Bank	397	23

		692

HEALTH CARE 0.0%

Chartwell Retirement Residences	1,534	14

INDUSTRIALS 1.3%

Aecon Group, Inc.	2,023	26

Canadian National Railway Co.	2,408	265

Canadian Pacific Railway Ltd.	588	204

Finning International, Inc.	1,279	27

Ritchie Bros Auctioneers, Inc.	1,204	84

Russel Metals, Inc.	1,296	23

TFI International, Inc.	1,140	59

Thomson Reuters Corp.	2,412	197

Toromont Industries Ltd.	465	32

Transcontinental, Inc. ‘A’	1,545	25

	SHARES	MARKET VALUE (000S)

Westshore Terminals Investment Corp.	1,477	$18

		960

INFORMATION TECHNOLOGY 0.5%

Canadian Solar, Inc. (a)	985	51

Celestica, Inc. (a)	2,388	19

CGI, Inc. (a)	1,252	99

Constellation Software, Inc. (e)	61	79

Open Text Corp.	809	37

Shopify, Inc. ‘A’ (a)	71	80

Topicus.com, Inc. (a)	113	1

		366

MATERIALS 1.3%

Agnico Eagle Mines Ltd. (e)	732	52

Alamos Gold, Inc.	3,768	33

B2Gold Corp.	5,363	30

Barrick Gold Corp.	1,469	33

Centerra Gold, Inc.	1,614	19

Eldorado Gold Corp. (a)	7,248	96

First Quantum Minerals Ltd.	2,506	45

Franco-Nevada Corp.	618	78

Hudbay Minerals, Inc.	4,667	33

Interfor Corp. (a)	1,700	32

Intertape Polymer Group, Inc.	1,737	33

Kinross Gold Corp.	1,963	14

Kirkland Lake Gold Ltd. (e)	341	14

Lundin Mining Corp.	3,643	32

Methanex Corp.	1,002	46

New Gold, Inc. (a)	18,956	42

Norbord, Inc.	653	28

Nutrien Ltd.	861	41

Pan American Silver Corp.	1,830	63

Stella-Jones, Inc.	729	27

Teck Resources Ltd. ‘B’	3,649	66

West Fraser Timber Co. Ltd.	409	26

Wheaton Precious Metals Corp.	342	14

Winpak Ltd.	593	20

Yamana Gold, Inc.	10,549	60

		977

REAL ESTATE 0.1%

Colliers International Group, Inc.	304	27

FirstService Corp.	332	46

		73

UTILITIES 0.5%

Algonquin Power & Utilities Corp.	1,293	21

Atco Ltd. ‘I’	1,223	35

Boralex, Inc. (e)	899	33

Emera, Inc.	586	25

Fortis, Inc.	1,748	72

Hydro One Ltd.	1,892	43

Northland Power, Inc.	1,717	62

Superior Plus Corp.	2,128	20

TransAlta Corp.	3,471	26

TransAlta Renewables, Inc.	1,647	28

		365

Total Canada		5,405

	SHARES	MARKET VALUE (000S)
CHILE 0.0%

MATERIALS 0.0%

Antofagasta PLC	1,430	$28

Total Chile		28

DENMARK 2.4%

CONSUMER DISCRETIONARY 0.2%

Pandora A/S	985	110

CONSUMER STAPLES 0.2%

Carlsberg A/S ‘B’	431	69

Royal Unibrew A/S	396	46

Scandinavian Tobacco Group A/S	1,264	21

		136

FINANCIALS 0.1%

Topdanmark A/S	500	21

Tryg A/S	881	28

		49

HEALTH CARE 0.9%

Coloplast A/S ‘B’	307	47

Demant A/S (a)	776	31

GN Store Nord A/S	679	54

H Lundbeck A/S	415	14

Novo Nordisk A/S ‘B’	6,832	477

		623

INDUSTRIALS 0.7%

AP Moller - Maersk A/S ‘B’	54	120

D/S Norden A/S	1,325	24

Dfds A/S (a)	631	28

DSV Panalpina A/S	634	107

ISS A/S (a)	794	14

Vestas Wind Systems A/S	1,074	254

		547

MATERIALS 0.1%

CHR Hansen Holding A/S	525	54

Novozymes A/S ‘B’	821	47

		101

UTILITIES 0.2%

Orsted A/S	733	150

Total Denmark		1,716

FINLAND 1.5%

COMMUNICATION SERVICES 0.1%

Elisa Oyj	1,199	66

CONSUMER STAPLES 0.2%

Kesko Oyj ‘B’	4,513	116

ENERGY 0.3%

Neste Oyj	3,040	221

FINANCIALS 0.1%

Sampo Oyj ‘A’	1,356	58

34	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2020	(Unaudited)

	SHARES	MARKET VALUE (000S)
HEALTH CARE 0.1%

Orion Oyj ‘B’	1,137	$52

INDUSTRIALS 0.3%

Finnair Oyj	32,943	30

Kone Oyj ‘B’	2,349	192

YIT OYJ	3,355	20

		242

INFORMATION TECHNOLOGY 0.1%

Nokia Oyj	10,037	39

TietoEVRY Oyj	705	23

		62

MATERIALS 0.3%

Kemira Oyj	1,555	25

Outokumpu OYJ	8,923	35

Stora Enso Oyj ‘R’	3,465	66

UPM-Kymmene Oyj	2,033	76

		202

UTILITIES 0.0%

Fortum Oyj	1,464	35

Total Finland		1,054

FRANCE 5.8%

COMMUNICATION SERVICES 0.6%

Eutelsat Communications S.A.	2,678	30

Iliad S.A.	101	21

IPSOS	729	24

Lagardere S.C.A.	1,377	34

Orange S.A.	9,294	111

Publicis Groupe S.A.	862	43

Television Francaise (a)	1,849	15

Ubisoft Entertainment SA (a)	225	22

Vivendi S.A.	3,946	127

		427

CONSUMER DISCRETIONARY 1.3%

Cie Generale des Etablissements Michelin S.C.A.	375	48

Elior Group S.A.	4,039	27

Hermes International	109	117

Kering S.A.	207	150

LVMH Moet Hennessy Louis Vuitton SE	666	417

Peugeot S.A. (a)	3,775	104

Renault S.A.	834	37

Sodexo S.A.	474	40

		940

CONSUMER STAPLES 0.7%

Carrefour S.A.	6,614	113

Casino Guichard Perrachon S.A.	737	23

Danone S.A.	1,649	109

L’Oreal S.A.	584	223

Pernod Ricard S.A.	340	65

		533

	SHARES	MARKET VALUE (000S)
ENERGY 0.2%

Total SE	2,428	$105

Vallourec S.A. (a)	577	19

		124

FINANCIALS 0.2%

Coface S.A. (a)	2,697	27

Eurazeo S.A.	349	24

Natixis S.A.	4,425	15

SCOR SE	782	25

Societe Generale S.A. (a)	3,686	77

		168

HEALTH CARE 0.4%

BioMerieux	221	31

Korian S.A. (a)	495	19

Sanofi	1,690	164

Sartorius Stedim Biotech	116	41

		255

INDUSTRIALS 1.3%

Air France-KLM (a)(c)	4,441	28

Airbus SE (a)	540	59

Alstom S.A.	1,080	61

Bouygues S.A.	1,210	50

Bureau Veritas S.A. (a)	1,216	32

Cie de Saint-Gobain (a)	1,054	48

Eiffage S.A. (a)	229	22

Elis S.A. (a)	1,322	22

Legrand S.A.	636	57

Nexans S.A. (a)	591	43

Rexel S.A.	3,825	60

Schneider Electric SE	1,194	173

Societe BIC S.A.	245	14

Teleperformance	156	52

Thales S.A.	242	22

Vinci S.A.	1,936	193

		936

INFORMATION TECHNOLOGY 0.3%

Alten S.A.	209	24

Atos SE (a)	170	15

Capgemini SE	213	33

Dassault Systemes SE	290	59

Quadient S.A.	1,301	25

Worldline S.A. (a)	737	72

		228

MATERIALS 0.3%

Air Liquide S.A.	966	158

Arkema S.A.	187	22

Vicat S.A.	629	26

		206

REAL ESTATE 0.0%

Nexity S.A.	344	15

UTILITIES 0.5%

Electricite de France S.A.	6,753	107

Engie S.A.	7,657	117

Suez S.A.	1,457	29

	SHARES	MARKET VALUE (000S)

Veolia Environnement S.A.	4,293	$106

		359

Total France		4,191

GERMANY 5.5%

COMMUNICATION SERVICES 0.4%

CTS Eventim AG & Co. KGaA (a)	341	23

Deutsche Telekom AG	7,308	133

Freenet AG	1,650	35

ProSiebenSat.1 Media SE (a)	1,477	25

Scout24 AG	597	49

Telefonica Deutschland Holding AG	5,193	14

		279

CONSUMER DISCRETIONARY 1.2%

adidas AG (a)	511	186

Bayerische Motoren Werke AG	1,898	168

Continental AG	694	103

Daimler AG	3,769	267

ElringKlinger AG	2,498	48

Fielmann AG (a)	305	25

Hella GmbH & Co. KGaA	476	31

TUI AG	4,269	27

Zalando SE (a)	425	47

		902

CONSUMER STAPLES 0.1%

Beiersdorf AG	390	45

Metro AG	1,625	18

		63

FINANCIALS 0.8%

Aareal Bank AG (a)	1,100	26

Commerzbank AG (a)	6,095	39

Deutsche Bank AG	9,787	108

Deutsche Boerse AG	792	135

Deutsche Pfandbriefbank AG	3,385	37

Hannover Rueck SE	241	39

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	532	158

Talanx AG	572	22

		564

HEALTH CARE 0.4%

Carl Zeiss Meditec AG	264	35

Fresenius Medical Care AG & Co. KGaA	1,272	106

Fresenius SE & Co. KGaA	516	24

Merck KGaA	412	71

Siemens Healthineers AG	371	19

		255

INDUSTRIALS 0.8%

Brenntag AG	453	35

Deutsche Lufthansa AG	3,513	46

Deutsche Post AG	1,345	67

Deutz AG (a)	2,515	16

Duerr AG	608	25

Hapag-Lloyd AG	209	23

Hochtief AG	152	15

KION Group AG	294	26

Kloeckner & Co. SE	3,268	32

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	35

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	(Cont.)

	SHARES	MARKET VALUE (000S)

Knorr-Bremse AG	162	$22

Nordex SE (a)	1,529	42

OSRAM Licht AG	519	33

Rational AG	36	33

Siemens AG	1,395	201

		616

INFORMATION TECHNOLOGY 0.2%

Infineon Technologies AG	3,285	126

SAP SE	427	55

		181

MATERIALS 0.5%

Aurubis AG	503	39

BASF SE	2,748	217

Covestro AG	777	48

Symrise AG	317	42

		346

REAL ESTATE 0.4%

Deutsche Wohnen SE	996	53

LEG Immobilien AG	305	47

TAG Immobilien AG	979	31

Vonovia SE	2,157	158

		289

UTILITIES 0.7%

E.ON SE	17,798	197

RWE AG	5,431	230

Uniper SE	2,676	92

		519

Total Germany		4,014

HONG KONG 2.2%

COMMUNICATION SERVICES 0.2%

HKBN Ltd.	10,500	16

HKT Trust & HKT Ltd.	39,000	51

PCCW Ltd.	73,295	44

		111

CONSUMER DISCRETIONARY 0.5%

Bosideng International Holdings Ltd.	78,000	40

Cafe de Coral Holdings Ltd.	4,000	9

Chow Tai Fook Jewellery Group Ltd.	22,400	28

Galaxy Entertainment Group Ltd.	8,000	62

Man Wah Holdings Ltd.	27,200	59

Melco Resorts & Entertainment Ltd. ADR	2,185	40

SJM Holdings Ltd.	14,000	16

Skyworth Group Ltd.	53,527	15

Xinyi Glass Holdings Ltd.	10,000	28

Yue Yuen Industrial Holdings Ltd.	14,500	30

		327

CONSUMER STAPLES 0.1%

Vitasoy International Holdings Ltd.	8,000	31

WH Group Ltd.	88,500	74

		105

	SHARES	MARKET VALUE (000S)
FINANCIALS 0.4%

AIA Group Ltd.	11,400	$139

Hong Kong Exchanges and Clearing Ltd.	3,000	165

Hopson Development Holdings Ltd.	8,000	20

		324

INDUSTRIALS 0.4%

Cathay Pacific Airways Ltd.	17,000	16

CK Hutchison Holdings Ltd.	9,000	63

Hutchison Port Holdings Trust	141,400	28

Jardine Matheson Holdings Ltd.	1,300	73

Jardine Strategic Holdings Ltd.	600	15

MTR Corp. Ltd.	8,500	47

SITC International Holdings Co. Ltd.	7,000	15

Techtronic Industries Co. Ltd.	2,500	36

		293

INFORMATION TECHNOLOGY 0.1%

GCL-Poly Energy Holdings Ltd. (a)	202,000	32

Kingboard Holdings Ltd.	6,200	26

Kingboard Laminates Holdings Ltd.	17,500	29

VTech Holdings Ltd.	2,500	19

		106

REAL ESTATE 0.2%

Gemdale Properties & Investment Corp. Ltd.	96,000	14

Hongkong Land Holdings Ltd.	4,700	19

Kerry Properties Ltd.	5,500	14

New World Development Co. Ltd.	7,500	35

Shimao Property Holdings Ltd.	4,400	14

Swire Pacific Ltd. ‘A’	4,000	22

Wharf Holdings Ltd.	13,000	35

		153

UTILITIES 0.3%

China Gas Holdings Ltd.	4,600	18

CLP Holdings Ltd.	10,100	93

HK Electric Investments & HK Electric Investments Ltd.	35,000	34

Hong Kong & China Gas Co. Ltd.	30,450	46

Power Assets Holdings Ltd.	4,000	22

		213

Total Hong Kong		1,632

IRELAND 1.9%

CONSUMER DISCRETIONARY 0.4%

Aptiv PLC	1,335	174

Flutter Entertainment PLC	756	156

		330

CONSUMER STAPLES 0.2%

Glanbia PLC	1,187	15

Kerry Group PLC ‘A’	744	108

		123

HEALTH CARE 0.5%

ICON PLC (a)	382	74

Jazz Pharmaceuticals PLC (a)	173	29

Medtronic PLC	2,262	265

	SHARES	MARKET VALUE (000S)

UDG Healthcare PLC	2,126	$23

		391

INDUSTRIALS 0.5%

Allegion PLC	295	34

DCC PLC	431	30

Experian PLC	3,808	145

Grafton Group PLC	2,415	31

Kingspan Group PLC	503	35

Trane Technologies PLC	488	71

		346

MATERIALS 0.3%

James Hardie Industries PLC ADR	4,302	127

Smurfit Kappa Group PLC	2,014	94

		221

Total Ireland		1,411

ISRAEL 0.7%

COMMUNICATION SERVICES 0.0%

Bezeq The Israeli Telecommunication Corp. Ltd. (a)	26,511	26

CONSUMER STAPLES 0.0%

Shufersal Ltd.	2,534	20

ENERGY 0.1%

Oil Refineries Ltd. (a)	118,839	27

Paz Oil Co. Ltd.	139	15

		42

FINANCIALS 0.2%

Bank Hapoalim BM	3,979	27

Bank Leumi Le-Israel BM	4,304	25

Israel Discount Bank Ltd. ‘A’	6,136	24

Mizrahi Tefahot Bank Ltd.	967	23

Plus500 Ltd.	1,372	27

		126

HEALTH CARE 0.0%

Teva Pharmaceutical Industries Ltd. SP - ADR (a)	2,844	28

INDUSTRIALS 0.1%

Elbit Systems Ltd.	120	16

Shikun & Binui Ltd. (a)	4,864	28

		44

INFORMATION TECHNOLOGY 0.3%

Check Point Software Technologies Ltd. (a)	321	43

Nice Ltd. (a)	266	75

SolarEdge Technologies, Inc. (a)	310	99

		217

MATERIALS 0.0%

ICL Group Ltd.	6,140	31

Total Israel		534

36	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2020	(Unaudited)

	SHARES	MARKET VALUE (000S)
ITALY 2.0%

COMMUNICATION SERVICES 0.2%

Infrastrutture Wireless Italiane SpA	2,186	$27

Telecom Italia SpA	181,082	84

		111

CONSUMER DISCRETIONARY 0.3%

De’ Longhi SpA	680	21

Ferrari NV	465	108

Moncler SpA (a)	468	29

OVS SpA (a)	17,102	22

		180

CONSUMER STAPLES 0.0%

MARR SpA (a)	1,193	25

ENERGY 0.2%

Eni SpA	10,444	109

Saipem SpA	7,596	20

Saras SpA (a)	43,375	32

		161

FINANCIALS 0.3%

Anima Holding SpA	4,727	23

Azimut Holding SpA	1,196	26

Banca Generali SpA (a)	639	21

Banca IFIS SpA (a)	1,921	22

Banca Popolare di Sondrio SCPA	5,959	16

Banco BPM SpA (a)	13,718	30

BPER Banca (a)	11,758	21

FinecoBank Banca Fineco SpA (a)	2,213	37

UniCredit SpA	1,583	15

Unipol Gruppo Finanziario SpA (a)	5,086	24

		235

HEALTH CARE 0.2%

Amplifon SpA (a)	741	31

DiaSorin SpA	268	56

Recordati Industria Chimica e Farmaceutica SpA	529	29

		116

INDUSTRIALS 0.1%

ASTM SpA	704	18

Enav SpA	3,748	16

Prysmian SpA	1,152	41

		75

UTILITIES 0.7%

Enel SpA	30,329	309

ERG SpA	1,104	32

Hera SpA	4,259	15

Iren SpA	7,780	20

Snam SpA	12,170	69

Terna Rete Elettrica Nazionale SpA	9,891	76

		521

Total Italy		1,424

	SHARES	MARKET VALUE (000S)
JAPAN 26.2%

COMMUNICATION SERVICES 2.3%

Avex, Inc.	1,200	$13

Capcom Co. Ltd.	1,100	71

CyberAgent, Inc.	600	42

Fuji Media Holdings, Inc.	1,700	18

Kadokawa Corp.	1,100	40

Kakaku.com, Inc.	1,000	27

KDDI Corp.	14,600	433

Nintendo Co. Ltd.	300	193

Nippon Telegraph & Telephone Corp.	9,900	254

Shochiku Co. Ltd.	100	14

Softbank Corp.	7,800	98

SoftBank Group Corp.	4,100	318

Square Enix Holdings Co. Ltd.	500	30

Yahoo Japan Corp.	21,000	127

		1,678

CONSUMER DISCRETIONARY 5.1%

ABC-Mart, Inc.	200	11

Adastria Co. Ltd.	1,200	24

Aisin Seiki Co. Ltd.	1,200	36

Arata Corp.	100	5

ASKUL Corp.	600	22

Autobacs Seven Co. Ltd.	1,200	17

Bandai Namco Holdings, Inc.	1,100	95

Bridgestone Corp. (c)	5,400	177

Casio Computer Co. Ltd.	1,900	35

DCM Holdings Co. Ltd.	2,000	23

Denso Corp.	2,100	125

EDION Corp.	2,100	21

Fast Retailing Co. Ltd.	200	179

FCC Co. Ltd.	900	16

H2O Retailing Corp.	1,300	9

Haseko Corp.	1,200	14

Honda Motor Co. Ltd.	4,800	135

Iida Group Holdings Co. Ltd.	1,100	22

Isetan Mitsukoshi Holdings Ltd.	4,800	28

Isuzu Motors Ltd.	4,100	39

JVC Kenwood Corp.	14,600	23

K’s Holdings Corp.	3,400	47

Kohnan Shoji Co. Ltd.	900	28

Koito Manufacturing Co. Ltd.	700	48

Komeri Co. Ltd.	1,100	31

Kura Sushi, Inc.	100	6

Mazda Motor Corp.	5,600	37

McDonald’s Holdings Co. Japan Ltd.	200	10

Musashi Seimitsu Industry Co. Ltd.	1,100	18

NHK Spring Co. Ltd.	1,500	10

Nishimatsuya Chain Co. Ltd.	2,100	30

Nissan Motor Co. Ltd.	20,200	110

Nitori Holdings Co. Ltd.	400	84

NOK Corp.	1,700	18

Ohsho Food Service Corp.	100	6

Oriental Land Co. Ltd.	700	116

Paltac Corp.	100	5

Pan Pacific International Holdings Corp.	1,600	37

Panasonic Corp.	21,900	255

Plenus Co. Ltd.	1,200	20

Rinnai Corp.	100	12

Royal Holdings Co. Ltd.	800	14

Saizeriya Co. Ltd.	800	15

Sankyo Co. Ltd.	700	19

	SHARES	MARKET VALUE (000S)

Sega Sammy Holdings, Inc.	1,200	$19

Sekisui Chemical Co. Ltd.	3,700	70

Sekisui House Ltd.	2,400	49

Seria Co. Ltd.	400	15

Shimamura Co. Ltd.	400	42

Shimano, Inc.	500	117

Skylark Co. Ltd.	1,200	19

Sony Corp.	3,500	353

Stanley Electric Co. Ltd.	100	3

Subaru Corp.	1,700	34

Sumitomo Electric Industries Ltd.	3,400	45

Sumitomo Forestry Co. Ltd.	1,100	23

Sumitomo Rubber Industries Ltd.	2,500	22

Sushiro Global Holdings Ltd.	2,400	92

Suzuki Motor Corp.	3,600	167

Tokai Rika Co. Ltd.	1,000	17

Tomy Co. Ltd.	1,200	11

Toyoda Gosei Co. Ltd.	1,000	29

Toyota Boshoku Corp.	1,000	16

Toyota Motor Corp.	3,100	239

TS Tech Co. Ltd.	1,000	31

USS Co. Ltd.	1,700	34

Workman Co. Ltd.	100	9

Yamada Denki Co. Ltd.	11,900	63

Yamaha Corp.	700	41

Yellow Hat Ltd.	1,300	21

Yondoshi Holdings, Inc.	800	15

Yoshinoya Holdings Co. Ltd.	1,100	20

Zensho Holdings Co. Ltd.	800	21

Zojirushi Corp.	1,100	20

ZOZO, Inc.	700	17

		3,706

CONSUMER STAPLES 2.7%

Aeon Co. Ltd.	5,400	177

Ain Holdings, Inc.	100	6

Ajinomoto Co., Inc.	5,400	122

Ariake Japan Co. Ltd.	100	7

Asahi Group Holdings Ltd.	1,300	54

Cosmos Pharmaceutical Corp.	100	16

Earth Corp.	100	6

Fuji Oil Holdings, Inc.	1,000	29

Heiwado Co. Ltd.	1,200	26

Ito En Ltd.	300	19

J-Oil Mills, Inc.	200	7

Japan Tobacco, Inc.	10,500	214

Kagome Co. Ltd.	1,100	39

Kao Corp.	2,200	170

Kewpie Corp.	1,100	24

Kikkoman Corp.	700	49

Kirin Holdings Co. Ltd.	6,900	163

Kobayashi Pharmaceutical Co. Ltd.	200	24

Lion Corp.	1,100	27

Matsumotokiyoshi Holdings Co. Ltd.	200	9

MEIJI Holdings Co. Ltd.	700	49

Mitsui Sugar Co. Ltd.	800	14

Morinaga Milk Industry Co. Ltd.	300	15

NH Foods Ltd.	1,300	57

Nichirei Corp.	1,100	31

Nisshin Oillio Group Ltd.	200	6

Nisshin Seifun Group, Inc.	1,100	17

Nissin Foods Holdings Co. Ltd.	600	51

Pigeon Corp.	400	16

Prima Meat Packers Ltd.	1,000	32

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	37

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	(Cont.)

	SHARES	MARKET VALUE (000S)

Sakata Seed Corp.	200	$7

Seven & i Holdings Co. Ltd.	5,700	202

Sugi Holdings Co. Ltd.	200	13

Sundrug Co. Ltd.	1,000	40

Suntory Beverage & Food Ltd.	1,100	39

Toyo Suisan Kaisha Ltd.	1,100	54

Tsuruha Holdings, Inc.	200	28

Unicharm Corp.	1,600	76

Welcia Holdings Co. Ltd.	500	19

Yakult Honsha Co. Ltd.	300	15

Yamazaki Baking Co. Ltd.	900	15

		1,984

ENERGY 0.3%

Cosmo Energy Holdings Co. Ltd.	2,500	45

Idemitsu Kosan Co. Ltd.	812	18

Inpex Corp.	5,600	30

Iwatani Corp.	1,100	68

JXTG Holdings, Inc.	14,600	52

		213

FINANCIALS 0.4%

Aozora Bank Ltd.	1,000	19

Daiwa Securities Group, Inc.	11,500	52

Jafco Co. Ltd.	200	10

Japan Exchange Group, Inc.	1,500	38

Japan Post Bank Co. Ltd.	6,500	53

Japan Post Holdings Co. Ltd.	10,400	81

Kobe Bussan Co. Ltd.	800	25

North Pacific Bank Ltd.	5,900	13

Okasan Securities Group, Inc.	3,900	14

Zenkoku Hosho Co. Ltd.	200	9

		314

HEALTH CARE 3.0%

Astellas Pharma, Inc.	12,800	198

Chugai Pharmaceutical Co. Ltd.	3,000	160

Daiichi Sankyo Co. Ltd.	7,600	261

Eisai Co. Ltd.	600	43

H.U. Group Holdings, Inc.	900	24

Hogy Medical Co. Ltd.	200	7

Hoya Corp.	2,600	360

Kyowa Kirin Co. Ltd.	600	16

M3, Inc.	1,500	142

Medipal Holdings Corp.	800	15

Olympus Corp.	9,000	197

Ono Pharmaceutical Co. Ltd.	1,100	33

Otsuka Holdings Co. Ltd.	2,500	107

Paramount Bed Holdings Co. Ltd.	200	9

Rohto Pharmaceutical Co. Ltd.	500	15

Santen Pharmaceutical Co. Ltd.	900	15

Sawai Pharmaceutical Co. Ltd.	200	9

Shionogi & Co. Ltd.	1,100	60

Suzuken Co. Ltd.	800	29

Sysmex Corp.	400	48

Takeda Pharmaceutical Co. Ltd.	5,941	215

Terumo Corp.	4,500	188

Tsumura & Co.	1,000	30

		2,181

INDUSTRIALS 5.1%

Amada Co. Ltd.	1,400	15

ANA Holdings, Inc.	1,000	22

	SHARES	MARKET VALUE (000S)

Asahi Glass Co. Ltd.	1,000	$35

Central Glass Co. Ltd.	1,000	22

COMSYS Holdings Corp.	200	6

Dai Nippon Printing Co. Ltd.	3,000	54

Daifuku Co. Ltd.	200	25

Daikin Industries Ltd.	1,600	356

DMG Mori Co. Ltd.	1,200	18

East Japan Railway Co.	300	20

FANUC Corp.	700	173

Fuji Electric Co. Ltd.	100	4

Fujikura Ltd.	3,700	17

Fujitec Co. Ltd.	1,200	26

Hankyu Hanshin Holdings, Inc.	1,100	37

Hanwa Co. Ltd.	1,000	27

Hazama Ando Corp.	1,500	10

Hino Motors Ltd.	5,500	47

Hitachi Zosen Corp.	6,600	36

Hoshizaki Corp.	100	9

ITOCHU Corp.	4,900	141

Japan Airlines Co. Ltd.	3,500	67

JTEKT Corp.	3,300	26

Kajima Corp.	2,000	27

Kanematsu Corp.	1,900	24

Kawasaki Heavy Industries Ltd.	1,700	38

Keihan Holdings Co. Ltd.	200	10

Keikyu Corp.	1,100	19

Keio Corp.	500	39

Kinden Corp.	1,200	20

Kintetsu Group Holdings Co. Ltd.	400	18

Kubota Corp.	2,700	59

Kurita Water Industries Ltd.	1,000	38

Kyowa Exeo Corp.	1,000	28

Kyushu Railway Co.	800	17

LIXIL Group Corp.	1,900	41

Maeda Road Construction Co. Ltd.	1,000	17

Makita Corp.	1,500	75

Marubeni Corp.	9,500	63

Meitec Corp.	300	16

Minebea Mitsumi, Inc.	2,300	46

Mirait Holdings Corp.	1,300	22

MISUMI Group, Inc.	700	23

Mitsubishi Heavy Industries Ltd.	1,000	31

Mitsui & Co. Ltd.	5,600	103

Mitsui OSK Lines Ltd.	1,100	34

Miura Co. Ltd.	200	11

Nagase & Co. Ltd.	1,200	18

Nagoya Railroad Co. Ltd.	1,000	26

Nankai Electric Railway Co. Ltd.	1,200	30

Nidec Corp.	1,400	177

Nippo Corp.	1,000	27

Nippon Express Co. Ltd.	300	20

Nippon Sheet Glass Co. Ltd.	8,500	39

Nippon Yusen KK	1,800	42

NSK Ltd.	4,200	37

NTN Corp.	4,600	12

Obayashi Corp.	8,000	69

Odakyu Electric Railway Co. Ltd.	1,200	38

OSG Corp.	1,100	21

Park24 Co. Ltd.	800	14

Penta-Ocean Construction Co. Ltd.	2,500	22

Recruit Holdings Co. Ltd.	5,300	223

Sakai Moving Service Co. Ltd.	100	5

Sanwa Holdings Corp.	1,200	14

Secom Co. Ltd.	600	55

Seibu Holdings, Inc.	1,200	12

	SHARES	MARKET VALUE (000S)

Seino Holdings Co. Ltd.	2,000	$28

SG Holdings Co. Ltd.	2,200	60

Shibaura Machine Co. Ltd.	800	18

Shimizu Corp.	3,000	22

Shinmaywa Industries Ltd.	1,700	15

SHO-BOND Holdings Co. Ltd.	200	10

SMC Corp.	200	122

Sohgo Security Services Co. Ltd.	300	16

Sojitz Corp.	5,500	12

Sotetsu Holdings, Inc.	1,000	24

Sumitomo Mitsui Construction Co. Ltd.	2,520	10

Taikisha Ltd.	800	21

Taisei Corp.	1,600	55

Takeuchi Manufacturing Co. Ltd.	1,200	28

Tobu Railway Co. Ltd.	1,100	33

TOKAI Holdings Corp.	2,200	22

Tokyu Corp.	1,700	21

Toppan Printing Co. Ltd.	1,700	24

TOTO Ltd.	1,100	66

Toyota Tsusho Corp.	2,400	97

West Japan Railway Co.	400	21

Yamato Holdings Co. Ltd.	1,100	28

Yuasa Trading Co. Ltd.	1,000	32

		3,698

INFORMATION TECHNOLOGY 4.6%

Advantest Corp.	700	52

Amano Corp.	1,100	26

Azbil Corp.	1,100	60

Brother Industries Ltd.	1,200	25

Canon Marketing Japan, Inc.	1,100	25

Canon, Inc.	2,700	52

Daiwabo Holdings Co. Ltd.	300	27

DTS Corp.	1,100	23

FUJIFILM Holdings Corp.	1,000	53

Fujitsu Ltd.	1,000	145

Hamamatsu Photonics KK	300	17

Hitachi Ltd.	9,900	391

Horiba Ltd.	100	6

Hosiden Corp.	1,200	12

Ibiden Co. Ltd.	1,200	56

Internet Initiative Japan, Inc.	800	16

Itochu Techno-Solutions Corp.	1,100	39

Keyence Corp.	500	281

Koei Tecmo Holdings Co. Ltd.	400	24

Konica Minolta, Inc.	7,000	27

Macnica Fuji Electronics Holdings, Inc.	1,100	22

Maxell Holdings Ltd.	1,800	23

Mixi, Inc.	800	20

Murata Manufacturing Co. Ltd.	3,700	335

NEC Corp.	4,700	252

NET One Systems Co. Ltd.	1,100	39

Nexon Co. Ltd.	1,700	52

Nihon Unisys Ltd.	1,200	47

Nomura Research Institute Ltd.	2,600	93

NSD Co. Ltd.	1,200	26

Obic Co. Ltd.	300	60

Omron Corp.	2,500	223

Oracle Corp. Japan	200	26

Otsuka Corp.	500	26

Renesas Electronics Corp. (a)	1,400	15

Ricoh Co. Ltd.	4,800	32

Ryoyo Electro Corp.	900	28

38	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2020	(Unaudited)

	SHARES	MARKET VALUE (000S)

SCREEN Holdings Co. Ltd.	200	$15

SCSK Corp.	200	11

Seiko Epson Corp.	2,000	30

Shinko Electric Industries Co. Ltd.	2,200	50

SUMCO Corp.	1,300	29

Taiyo Yuden Co. Ltd.	200	9

TDK Corp.	300	45

TIS, Inc.	2,500	51

Toho Co. Ltd.	900	38

Tokyo Electron Ltd.	800	299

Tokyo Seimitsu Co. Ltd.	200	9

Toshiba TEC Corp.	200	7

Trend Micro, Inc.	200	12

Ulvac, Inc.	500	21

Yaskawa Electric Corp.	1,300	65

		3,367

MATERIALS 1.9%

Asahi Holdings, Inc.	700	25

Daicel Corp.	2,500	18

DIC Corp.	1,000	25

Dowa Holdings Co. Ltd.	200	7

FP Corp.	200	8

Hitachi Metals Ltd.	3,400	52

JFE Holdings, Inc.	5,300	51

JSR Corp.	1,100	31

Kobe Steel Ltd. (a)	8,800	47

Mitsubishi Chemical Holdings Corp.	3,300	20

Mitsubishi Materials Corp.	800	17

Mitsui Chemicals, Inc.	2,000	59

Nippon Paint Holdings Co. Ltd.	1,300	143

Nippon Paper Industries Co. Ltd. ‘L’	1,600	19

Nippon Steel Corp.	5,600	72

Nissan Chemical Corp.	600	38

Nitto Denko Corp.	1,300	117

Oji Holdings Corp.	9,300	53

Osaka Soda Co. Ltd.	1,000	26

Rengo Co. Ltd.	3,200	27

Shin-Etsu Chemical Co. Ltd.	1,300	228

Sumitomo Chemical Co. Ltd.	13,200	53

Sumitomo Osaka Cement Co. Ltd.	800	23

Tokuyama Corp.	1,100	25

Tokyo Ohka Kogyo Co. Ltd.	300	21

Tokyo Steel Manufacturing Co. Ltd.	2,500	16

Topy Industries Ltd. (a)	2,300	26

Toray Industries, Inc.	7,200	43

Tosoh Corp.	2,100	33

Toyo Seikan Group Holdings Ltd.	1,200	13

UACJ Corp.	1,200	22

Ube Industries Ltd.	900	16

		1,374

REAL ESTATE 0.1%

Daito Trust Construction Co. Ltd.	200	19

Daiwa House Industry Co. Ltd.	1,400	41

		60

UTILITIES 0.7%

Chubu Electric Power Co., Inc.	8,100	98

Chugoku Electric Power Co., Inc.	3,300	39

Electric Power Development Co. Ltd. ‘C’	1,400	19

Hokuriku Electric Power Co.	2,800	18

	SHARES	MARKET VALUE (000S)

Kansai Electric Power Co., Inc.	1,700	$16

Kyushu Electric Power Co., Inc.	6,100	53

Osaka Gas Co. Ltd.	3,800	78

Shizuoka Gas Co. Ltd.	2,400	24

Toho Gas Co. Ltd.	600	40

Tokyo Electric Power Co. Holdings, Inc. (a)	11,500	30

Tokyo Gas Co. Ltd.	4,400	102

		517

Total Japan		19,092

JORDAN 0.0%

HEALTH CARE 0.0%

Hikma Pharmaceuticals PLC	773	26

Total Jordan		26

LUXEMBOURG 0.4%

COMMUNICATION SERVICES 0.0%

SES S.A.	1,634	15

HEALTH CARE 0.1%

Eurofins Scientific SE (a)	380	32

MATERIALS 0.2%

APERAM S.A.	648	27

ArcelorMittal S.A. (a)	5,653	129

		156

REAL ESTATE 0.1%

Aroundtown S.A.	3,677	28

Grand City Properties S.A.	856	22

		50

Total Luxembourg		253

MACAU 0.1%

CONSUMER DISCRETIONARY 0.1%

Sands China Ltd.	8,600	38

Wynn Macau Ltd.	8,000	13

		51

Total Macau		51

MONACO 0.1%

MATERIALS 0.1%

Endeavour Mining Corp. (a)	1,841	43

Total Monaco		43

NETHERLANDS 3.7%

COMMUNICATION SERVICES 0.1%

Koninklijke KPN NV	26,061	79

VEON Ltd. ADR	9,081	14

		93

CONSUMER DISCRETIONARY 0.1%

GrandVision NV (a)	690	22

Prosus NV	659	71

		93

	SHARES	MARKET VALUE (000S)
CONSUMER STAPLES 0.6%

Heineken Holding NV	699	$66

Heineken NV	519	58

Koninklijke Ahold Delhaize NV	11,011	310

		434

ENERGY 0.2%

Fugro NV (a)	2,481	23

Koninklijke Vopak NV	676	36

Royal Dutch Shell PLC ‘A’	5,156	90

		149

FINANCIALS 0.3%

Aegon NV	9,688	39

ASR Nederland NV	598	24

Euronext NV	354	39

ING Groep NV	9,311	86

NN Group NV	1,395	60

		248

HEALTH CARE 0.1%

Qiagen NV (a)	730	39

INDUSTRIALS 0.5%

Arcadis NV (a)	1,032	34

IMCD NV	176	22

Koninklijke BAM Groep NV (a)	6,685	14

PostNL NV	9,322	32

Signify NV (a)	2,518	106

TKH Group NV	405	19

Wolters Kluwer NV	1,596	135

		362

INFORMATION TECHNOLOGY 1.3%

ASM International NV	403	88

ASML Holding NV	1,343	650

BE Semiconductor Industries NV	543	32

NXP Semiconductors NV	1,080	172

		942

MATERIALS 0.5%

Akzo Nobel NV	1,268	136

Corbion NV	555	31

Koninklijke DSM NV	1,041	179

		346

Total Netherlands		2,706

NEW ZEALAND 0.5%

COMMUNICATION SERVICES 0.1%

Chorus Ltd.	3,417	20

Spark New Zealand Ltd.	17,215	58

		78

ENERGY 0.1%

Z Energy Ltd. (a)	15,429	35

HEALTH CARE 0.1%

Fisher & Paykel Healthcare Corp. Ltd. ‘C’	2,301	55

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	39

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	(Cont.)

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.0%

Air New Zealand Ltd.	21,618	$28

MATERIALS 0.1%

Fletcher Building Ltd.	8,752	37

UTILITIES 0.1%

Contact Energy Ltd.	4,255	27

Genesis Energy Ltd.	10,565	28

Meridian Energy Ltd.	6,741	36

		91

Total New Zealand		324

NORWAY 0.9%

COMMUNICATION SERVICES 0.2%

Adevinta ASA (a)	1,115	18

Schibsted ASA ‘A’ (a)	440	19

Telenor ASA	7,709	131

		168

CONSUMER STAPLES 0.3%

Austevoll Seafood ASA	1,770	18

Leroy Seafood Group ASA	3,215	23

Mowi ASA	2,693	60

Orkla ASA	5,289	54

Salmar ASA	631	37

		192

ENERGY 0.1%

BW Offshore Ltd.	3,335	15

Equinor ASA	4,617	78

		93

FINANCIALS 0.1%

Gjensidige Forsikring ASA	1,510	34

SpareBank 1 SR-Bank ASA (a)	2,201	23

		57

INDUSTRIALS 0.1%

Tomra Systems ASA	1,183	58

MATERIALS 0.1%

Yara International ASA	1,984	82

REAL ESTATE 0.0%

Entra ASA	1,445	33

Total Norway		683

PORTUGAL 0.5%

CONSUMER STAPLES 0.1%

Jeronimo Martins SGPS S.A.	2,854	48

Sonae SGPS S.A.	19,051	15

		63

MATERIALS 0.0%

Semapa-Sociedade de Investimento e Gestao	1,989	22

	SHARES	MARKET VALUE (000S)
UTILITIES 0.4%

EDP - Energias de Portugal S.A.	45,087	$283

REN - Redes Energeticas Nacionais SGPS S.A.	6,510	19

		302

Total Portugal		387

SINGAPORE 0.9%

COMMUNICATION SERVICES 0.2%

NetLink NBN Trust	26,300	19

Singapore Press Holdings Ltd.	16,200	14

Singapore Telecommunications Ltd.	47,100	82

		115

CONSUMER STAPLES 0.2%

Golden Agri-Resources Ltd.	308,500	37

Wilmar International Ltd.	38,700	137

		174

ENERGY 0.0%

BW LPG Ltd.	4,501	31

FINANCIALS 0.2%

DBS Group Holdings Ltd.	3,600	68

Oversea-Chinese Banking Corp. Ltd.	3,700	28

Singapore Exchange Ltd.	3,600	25

United Overseas Bank Ltd.	2,500	43

		164

INDUSTRIALS 0.2%

ComfortDelGro Corp. Ltd.	13,500	17

Keppel Corp. Ltd.	9,600	39

SATS Ltd.	2,000	6

Sembcorp Industries Ltd.	12,500	17

Singapore Airlines Ltd.	8,600	28

Singapore Post Ltd.	29,900	16

Singapore Technologies Engineering Ltd.	12,800	37

		160

INFORMATION TECHNOLOGY 0.1%

Venture Corp. Ltd.	2,400	35

Total Singapore		679

SOUTH AFRICA 0.0%

HEALTH CARE 0.0%

Mediclinic International PLC	3,789	15

Total South Africa		15

SPAIN 2.7%

COMMUNICATION SERVICES 0.2%

Mediaset Espana Comunicacion S.A. (a)	5,851	30

Telefonica S.A. (c)	26,867	107

		137

CONSUMER DISCRETIONARY 0.1%

Industria de Diseno Textil S.A.	3,296	105

	SHARES	MARKET VALUE (000S)
CONSUMER STAPLES 0.1%

Ebro Foods S.A.	875	$20

Viscofan S.A.	527	38

		58

ENERGY 0.2%

Repsol S.A.	13,103	132

FINANCIALS 0.4%

Banco Bilbao Vizcaya Argentaria S.A.	8,096	40

Banco de Sabadell S.A.	53,147	23

Banco Santander S.A.	55,707	174

Bankia S.A.	14,087	25

Liberbank S.A. (a)	60,269	19

Mapfre S.A.	6,845	13

		294

HEALTH CARE 0.1%

Grifols S.A.	1,224	36

INDUSTRIALS 0.3%

ACS Actividades de Construccion Y Servicios S.A.	1,418	47

Aena SME S.A. (a)	304	53

Cia de Distribucion Integral Logista Holdings S.A.	930	18

Ferrovial S.A.	2,196	61

Sacyr S.A.	5,769	14

		193

INFORMATION TECHNOLOGY 0.1%

Amadeus IT Group S.A.	1,037	76

MATERIALS 0.0%

Acerinox S.A.	2,750	30

UTILITIES 1.2%

Acciona S.A.	251	36

Endesa S.A.	7,194	197

Iberdrola S.A.	33,197	477

Naturgy Energy Group S.A.	6,175	144

Red Electrica Corp. S.A.	2,696	55

		909

Total Spain		1,970

SWEDEN 3.3%

COMMUNICATION SERVICES 0.4%

Spotify Technology S.A. (a)	355	112

Tele2 AB ‘B’	3,631	48

Telia Co. AB	29,467	121

		281

CONSUMER DISCRETIONARY 0.6%

Autoliv, Inc.	700	64

Bilia AB ‘A’ (a)	1,980	24

Electrolux AB ‘B’	3,085	72

Hennes & Mauritz AB ‘B’ (a)	9,434	198

JM AB	1,716	61

Nobia AB (a)	3,812	31

		450

40	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2020	(Unaudited)

	SHARES	MARKET VALUE (000S)
CONSUMER STAPLES 0.3%

AAK AB	1,136	$23

Axfood AB	1,573	37

Essity AB ‘B’	930	30

ICA Gruppen AB	457	23

Swedish Match AB	1,292	100

		213

FINANCIALS 0.2%

Ratos AB ‘B’	6,279	29

Svenska Handelsbanken AB ‘A’ (a)	5,678	57

Swedbank AB ‘A’ (a)	3,404	60

		146

HEALTH CARE 0.0%

Getinge AB ‘B’	1,222	29

INDUSTRIALS 1.4%

Assa Abloy AB ‘B’	2,676	66

Atlas Copco AB ‘A’	4,458	229

Epiroc AB	6,696	122

Indutrade AB (a)	1,809	39

Intrum AB	616	16

Loomis AB	708	19

NCC AB ‘B’	1,737	31

Nibe Industrier AB ‘B’	1,251	41

Peab AB (a)	2,137	23

Sandvik AB (a)	5,780	143

SKF AB ‘B’	3,697	96

Volvo AB ‘B’ (a)	8,605	204

		1,029

INFORMATION TECHNOLOGY 0.2%

Hexagon AB ‘B’	384	35

Telefonaktiebolaget LM Ericsson ‘B’	8,309	99

		134

MATERIALS 0.2%

BillerudKorsnas AB	2,059	36

Boliden AB	652	23

Hexpol AB	2,402	26

Svenska Cellulosa AB S.C.A. ‘B’ (a)	2,099	37

		122

REAL ESTATE 0.0%

Annehem Fastigheter AB (a)	427	2

Castellum AB	1,066	27

		29

Total Sweden		2,433

SWITZERLAND 7.3%

COMMUNICATION SERVICES 0.2%

Swisscom AG	205	110

CONSUMER DISCRETIONARY 0.4%

Cie Financiere Richemont S.A.	1,902	172

Forbo Holding AG	13	22

Garmin Ltd.	807	97

Valora Holding AG	107	21

		312

	SHARES	MARKET VALUE (000S)
CONSUMER STAPLES 1.0%

Aryzta AG (a)	22,078	$17

Barry Callebaut AG	4	10

Chocoladefabriken Lindt & Spruengli AG	6	58

Coca-Cola HBC AG	767	25

Emmi AG	24	25

Nestle S.A.	4,896	579

		714

FINANCIALS 1.3%

Baloise Holding AG	268	48

Banque Cantonale Vaudoise	363	40

Cembra Money Bank AG	334	41

St Galler Kantonalbank AG	39	18

Swiss Life Holding AG	148	69

Swiss Re AG	2,000	188

UBS Group AG	5,682	80

Valiant Holding AG	230	22

Zurich Insurance Group AG	1,042	439

		945

HEALTH CARE 1.3%

Galenica AG	324	22

Lonza Group AG	144	93

Roche Holding AG	2,161	753

Sonova Holding AG	186	48

Straumann Holding AG	28	33

Vifor Pharma AG	194	30

		979

INDUSTRIALS 1.4%

ABB Ltd.	12,455	349

Adecco Group AG	1,631	109

Belimo Holding AG	2	17

Bucher Industries AG	62	28

Conzzeta AG	18	22

DKSH Holding AG	278	21

Flughafen Zurich AG (a)	122	22

Geberit AG	131	82

Georg Fischer AG	26	34

Huber + Suhner AG	289	23

Kuehne + Nagel International AG	557	126

Schindler Holding AG	248	67

SGS S.A.	25	75

Sulzer AG	200	21

Wizz Air Holdings PLC (a)	415	26

		1,022

INFORMATION TECHNOLOGY 0.5%

ALSO Holding AG	85	24

Landis + Gyr Group AG	185	14

Logitech International S.A.	1,048	102

STMicroelectronics NV	1,365	51

TE Connectivity Ltd.	1,453	176

		367

MATERIALS 1.0%

EMS-Chemie Holding AG	37	36

Ferrexpo PLC	7,898	30

Givaudan S.A.	50	212

Glencore PLC (a)	75,366	239

	SHARES	MARKET VALUE (000S)

Sika AG	642	$175

		692

REAL ESTATE 0.2%

Allreal Holding AG	100	23

PSP Swiss Property AG	339	45

Swiss Prime Site AG	602	59

		127

UTILITIES 0.0%

BKW AG	226	26

Total Switzerland		5,294

UNITED KINGDOM 14.1%

COMMUNICATION SERVICES 0.7%

BT Group PLC	15,595	28

Daily Mail & General Trust PLC	2,216	23

Euromoney Institutional Investor PLC	721	11

Pearson PLC	12,578	115

Vodafone Group PLC	176,046	289

		466

CONSUMER DISCRETIONARY 1.8%

ASOS PLC (a)	284	18

B&M European Value Retail S.A.	6,994	49

Barratt Developments PLC	3,187	29

Bellway PLC	1,098	44

Berkeley Group Holdings PLC	787	51

Burberry Group PLC	1,012	25

Compass Group PLC	7,112	133

Crest Nicholson Holdings PLC	4,447	20

Dixons Carphone PLC	12,055	19

Dunelm Group PLC	1,387	23

Fiat Chrysler Automobiles NV (a)	5,013	91

Frasers Group PLC	3,663	23

Greggs PLC	1,613	39

Halfords Group PLC	8,093	30

Inchcape PLC	3,439	30

J D Wetherspoon PLC	1,578	24

JD Sports Fashion PLC	2,663	31

Kingfisher PLC	42,972	159

Marks & Spencer Group PLC	17,050	32

Marston’s PLC	25,641	26

McCarthy & Stone PLC (a)	20,061	33

Mitchells & Butlers PLC (a)	7,578	25

Moneysupermarket.com Group PLC	4,788	17

Next PLC	1,158	112

Ocado Group PLC (a)	1,570	49

Persimmon PLC	1,966	74

Pets at Home Group PLC	5,890	34

Taylor Wimpey PLC	14,066	32

WH Smith PLC	887	18

William Hill PLC (a)	7,619	28

		1,318

CONSUMER STAPLES 3.7%

Associated British Foods PLC	3,254	101

Britvic PLC	2,022	23

Cranswick PLC	443	21

Diageo PLC	12,175	482

Imperial Brands PLC	9,409	197

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	41

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	(Cont.)

	SHARES	MARKET VALUE (000S)

J Sainsbury PLC	43,210	$133

Reckitt Benckiser Group PLC	4,675	417

Tate & Lyle PLC	6,343	58

Tesco PLC	81,354	257

Unilever PLC	14,772	888

WM Morrison Supermarkets PLC	42,249	102

		2,679

ENERGY 0.3%

BP PLC	45,386	157

John Wood Group PLC	11,029	46

Subsea 7 S.A.	3,425	35

		238

FINANCIALS 1.3%

3i Group PLC	3,731	59

Admiral Group PLC	2,162	86

Ashmore Group PLC	5,456	32

Barclays PLC	57,650	116

Direct Line Insurance Group PLC	22,901	100

Hargreaves Lansdown PLC	704	15

IG Group Holdings PLC	4,033	47

Jupiter Fund Management PLC	3,811	15

Lancashire Holdings Ltd.	2,229	22

London Stock Exchange Group PLC	1,066	132

Man Group PLC	11,028	21

Phoenix Group Holdings PLC	2,191	21

Provident Financial PLC (a)	7,477	31

Prudential PLC	4,883	90

RSA Insurance Group PLC	4,458	41

Schroders PLC	597	27

Standard Chartered PLC	9,083	58

Standard Life Aberdeen PLC	9,249	35

		948

HEALTH CARE 1.5%

AstraZeneca PLC	4,880	487

ConvaTec Group PLC	8,560	23

GlaxoSmithKline PLC	27,073	495

Smith & Nephew PLC	4,912	102

		1,107

INDUSTRIALS 2.1%

Aggreko PLC	2,780	24

Ashtead Group PLC	2,059	97

Babcock International Group PLC	3,622	14

BAE Systems PLC	20,927	140

Balfour Beatty PLC	7,723	29

Bunzl PLC	1,497	50

CNH Industrial NV (a)	3,722	47

Diploma PLC	852	25

easyJet PLC	3,029	34

Ferguson PLC	787	96

Go-Ahead Group PLC	757	10

Hays PLC	10,151	20

HomeServe PLC	1,754	25

Howden Joinery Group PLC	5,822	55

IMI PLC	2,326	37

International Consolidated Airlines Group S.A.	6,583	14

Intertek Group PLC	456	35

Morgan Sindall Group PLC	1,116	23

National Express Group PLC	7,351	24

	SHARES	MARKET VALUE (000S)

Pagegroup PLC (a)	4,330	$26

QinetiQ Group PLC	4,688	21

RELX PLC	8,766	214

Rentokil Initial PLC (a)	17,370	121

Royal Mail PLC	23,021	106

Smiths Group PLC	1,898	39

Spirax-Sarco Engineering PLC	520	80

Travis Perkins PLC	2,750	51

Ultra Electronics Holdings PLC	681	19

Vesuvius PLC	3,294	24

		1,500

INFORMATION TECHNOLOGY 0.2%

AVEVA Group PLC	332	15

Computacenter PLC	932	31

Dialog Semiconductor PLC (a)	477	26

Electrocomponents PLC	2,869	34

Halma PLC	850	29

Renishaw PLC	272	21

		156

MATERIALS 1.2%

Anglo American PLC	6,748	223

Croda International PLC	918	82

Essentra PLC	3,785	16

Johnson Matthey PLC	1,429	47

KAZ Minerals PLC	2,785	25

Mondi PLC	1,621	38

Rio Tinto PLC	5,270	397

Synthomer PLC	5,070	31

Victrex PLC	654	21

		880

REAL ESTATE 0.1%

Grainger PLC	5,073	20

Savills PLC	1,515	20

		40

UTILITIES 1.2%

Centrica PLC	82,135	52

Drax Group PLC	5,610	29

National Grid PLC	32,546	384

Pennon Group PLC	4,100	53

Severn Trent PLC	866	27

SSE PLC	13,714	281

United Utilities Group PLC	6,040	74

		900

Total United Kingdom		10,232

UNITED STATES 0.1%

CONSUMER DISCRETIONARY 0.0%

Carnival PLC	1,490	28

MATERIALS 0.1%

Sims Metal Management Ltd.	3,820	40

Total United States		68

Total Common Stocks (Cost $60,539)		70,313

	SHARES	MARKET VALUE (000S)
PREFERRED STOCKS 0.6%

GERMANY 0.6%

INDUSTRIALS 0.6%

Fuchs Petrolub SE	609	$34

Henkel AG & Co. KGaA	1,304	147

Sartorius AG	122	52

Schaeffler AG	1,793	15

Volkswagen AG	1,023	191

		439

Total Preferred Stocks (Cost $393)		439

REAL ESTATE INVESTMENT TRUSTS 2.1%

AUSTRALIA 0.2%

REAL ESTATE 0.2%

Charter Hall Group	2,148	25

Goodman Group	2,870	42

GPT Group	5,221	18

Scentre Group	7,953	17

Stockland	12,815	41

Vicinity Centres	11,219	14

		157

Total Australia		157

BELGIUM 0.1%

REAL ESTATE 0.1%

Befimmo S.A.	597	27

Cofinimmo S.A.	162	24

Warehouses De Pauw CVA	645	22

		73

Total Belgium		73

CANADA 0.1%

REAL ESTATE 0.1%

Allied Properties Real Estate Investment Trust (e)	710	21

Canadian Apartment Properties REIT	550	22

Dream Office Real Estate Investment Trust	992	15

Granite Real Estate Investment Trust	593	36

		94

Total Canada		94

FRANCE 0.1%

REAL ESTATE 0.1%

Covivio	265	24

Gecina S.A.	148	23

Klepierre S.A.	893	20

		67

Total France		67

GERMANY 0.1%

REAL ESTATE 0.1%

Alstria Office REIT-AG	1,572	29

Total Germany		29

HONG KONG 0.1%

REAL ESTATE 0.1%

Fortune Real Estate Investment Trust	17,000	16

42	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2020	(Unaudited)

	SHARES	MARKET VALUE (000S)

Link REIT	5,600	$51

		67

Total Hong Kong		67

JAPAN 0.8%

REAL ESTATE 0.8%

Activia Properties, Inc.	2	8

Advance Residence Investment Corp.	9	27

AEON REIT Investment Corp.	18	23

Daiwa House REIT Investment Corp.	11	27

Daiwa Office Investment Corp.	2	13

Daiwa Securities Living Investments Corp.	26	24

Frontier Real Estate Investment Corp.	2	8

Fukuoka REIT Corp.	11	16

GLP J-Reit	25	39

Hulic Reit, Inc.	11	16

Industrial & Infrastructure Fund Investment Corp.	20	37

Japan Excellent, Inc.	17	21

Japan Hotel REIT Investment Corp.	16	8

Japan Logistics Fund, Inc.	11	32

Japan Prime Realty Investment Corp.	2	7

Japan Real Estate Investment Corp.	2	12

Kenedix Office Investment Corp.	2	14

MCUBS MidCity Investment Corp.	27	25

Mori Hills REIT Investment Corp.	12	17

Mori Trust Sogo Reit, Inc.	15	19

Nippon Accommodations Fund, Inc.	3	17

Nippon Building Fund, Inc.	2	12

Nippon Prologis REIT, Inc.	15	47

Nomura Real Estate Master Fund, Inc.	16	23

Orix JREIT, Inc.	18	30

Premier Investment Corp.	18	22

Tokyu REIT, Inc.	10	16

		560

Total Japan		560

	SHARES	MARKET VALUE (000S)
NETHERLANDS 0.0%

REAL ESTATE 0.0%

Wereldhave NV	2,057	$27

Total Netherlands		27

SINGAPORE 0.3%

REAL ESTATE 0.3%

Ascendas Real Estate Investment Trust	14,300	32

CapitaLand Mall Trust	11,400	19

Keppel DC REIT	12,500	27

Mapletree Commercial Trust	17,227	28

Mapletree Industrial Trust	15,700	34

Mapletree Logistics Trust	40,100	61

Mapletree North Asia Commercial Trust	28,800	21

		222

Total Singapore		222

SPAIN 0.0%

REAL ESTATE 0.0%

Inmobiliaria Colonial Socimi S.A.	1,681	16

Total Spain		16

UNITED KINGDOM 0.3%

REAL ESTATE 0.3%

Assura PLC	16,691	17

Big Yellow Group PLC	1,512	23

Great Portland Estates PLC	1,967	18

Land Securities Group PLC	4,236	39

LondonMetric Property PLC	7,218	23

Segro PLC	5,166	67

Tritax Big Box REIT PLC	11,371	26

UNITE Group PLC (a)	1,956	28

		241

Total United Kingdom		241

Total Real Estate Investment Trusts (Cost $1,408)		1,553

	SHARES	MARKET VALUE (000S)
RIGHTS 0.0%

AUSTRALIA 0.0%

MATERIALS 0.0%

IGO Ltd.	574	$1

Total Australia		1

SPAIN 0.0%

ENERGY 0.0%

Repsol S.A.	8,352	3

Total Spain		3

Total Rights (Cost $3)		4

SHORT-TERM INSTRUMENTS 1.0%

MUTUAL FUNDS 0.0%

REPURCHASE AGREEMENTS (f) 1.0%
		695

Total Short-Term Instruments (Cost $695)		695

Total Investments in Securities (Cost $63,038)		73,004

INVESTMENTS IN AFFILIATES 0.5%

SHORT-TERM INSTRUMENTS 0.5%

MUTUAL FUNDS 0.5%

PIMCO Government Money Market Fund
0.150% (b)(c)(d)	349,249	349

Total Short-Term Instruments (Cost $349)		349

Total Investments in Affiliates (Cost $349)		349

Total Investments 100.8% (Cost $63,387)		$73,353

Other Assets and Liabilities, net (0.8)%		(551)

Net Assets 100.0%		$72,802

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.
(b)	Institutional Class Shares of each Fund.
(c)

Securities with an aggregate market value of $337 were out on loan in exchange for $357 of cash collateral as of December 31, 2020. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 5 in the Notes to Financial Statements.

(d)	Coupon represents a 7-Day Yield.

(e)   RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Agnico Eagle Mines Ltd.	03/31/2020 - 12/18/2020	$50	$52	0.07%
Allied Properties Real Estate Investment Trust	01/25/2019 - 09/30/2020	21	21	0.03
Boralex, Inc.	03/31/2020 - 09/30/2020	20	33	0.05
Cogeco, Inc.	03/31/2020 - 09/30/2020	18	18	0.02
Constellation Software, Inc.	06/27/2018 - 09/30/2020	60	79	0.11
Great-West Lifeco, Inc.	06/27/2018 - 09/30/2020	25	28	0.04
Intact Financial Corp.	08/31/2017 - 09/30/2020	59	69	0.09
Kirkland Lake Gold Ltd.	06/30/2020 - 09/30/2020	16	14	0.02
Martinrea International, Inc.	08/31/2017 - 09/30/2020	24	33	0.05
Whitecap Resources, Inc.	09/30/2020	18	39	0.05

		$311	$386	0.53%

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	43

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2020	01/04/2021	$695	U.S. Treasury Bills 0.000% due 12/30/2021	$(709)	$695	$695

Total Repurchase Agreements						$(709)	$695	$695

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$695	$0	$0	$0	$695	$(709)	$(14)

Master Securities Lending Agreement
BSN	0	0	0	28	28	(29)	(1)
FOB	0	0	0	8	8	(11)	(3)
GSC	0	0	0	85	85	(90)	(5)
SAL	0	0	0	177	177	(186)	(9)
SSB	0	0	0	39	39	(41)	(2)

Total Borrowings and Other Financing Transactions	$695	$0	$0	$337

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(2)
Common Stocks	$357	$0	$0	$0	$357

Total Borrowings	$357	$0	$0	$0	$357

Payable for securities on loan - cash collateral					$357

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(2)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Securities, at Value
Common Stocks
Australia
Communication Services	$0	$310	$0	$310
Consumer Discretionary	0	509	0	509
Consumer Staples	0	442	0	442
Energy	0	181	0	181
Financials	0	423	0	423
Health Care	0	352	0	352
Industrials	0	219	0	219
Information Technology	78	65	0	143
Materials	0	1,520	0	1,520
Real Estate	0	14	0	14
Utilities	0	35	0	35

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Austria
Energy	$0	$25	$0	$25
Industrials	0	48	0	48
Materials	24	31	0	55
Real Estate	0	19	0	19
Belgium
Communication Services	0	18	0	18
Consumer Discretionary	0	43	0	43
Consumer Staples	35	0	0	35
Energy	0	21	0	21
Financials	0	73	0	73
Health Care	0	40	0	40
Industrials	0	22	0	22
Information Technology	0	14	0	14
Materials	0	54	0	54
Utilities	0	33	0	33

44	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2020	(Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Canada
Communication Services	$350	$0	$0	$350
Consumer Discretionary	798	0	0	798
Consumer Staples	538	0	0	538
Energy	272	0	0	272
Financials	692	0	0	692
Health Care	14	0	0	14
Industrials	960	0	0	960
Information Technology	365	1	0	366
Materials	977	0	0	977
Real Estate	73	0	0	73
Utilities	365	0	0	365
Chile
Materials	0	28	0	28
Denmark
Consumer Discretionary	0	110	0	110
Consumer Staples	0	136	0	136
Financials	0	49	0	49
Health Care	0	623	0	623
Industrials	28	519	0	547
Materials	0	101	0	101
Utilities	0	150	0	150
Finland
Communication Services	0	66	0	66
Consumer Staples	0	116	0	116
Energy	0	221	0	221
Financials	0	58	0	58
Health Care	0	52	0	52
Industrials	0	242	0	242
Information Technology	0	62	0	62
Materials	0	202	0	202
Utilities	0	35	0	35
France
Communication Services	15	412	0	427
Consumer Discretionary	0	940	0	940
Consumer Staples	0	533	0	533
Energy	0	124	0	124
Financials	0	168	0	168
Health Care	41	214	0	255
Industrials	0	936	0	936
Information Technology	0	228	0	228
Materials	26	180	0	206
Real Estate	0	15	0	15
Utilities	0	359	0	359
Germany
Communication Services	35	244	0	279
Consumer Discretionary	104	798	0	902
Consumer Staples	0	63	0	63
Financials	26	538	0	564
Health Care	0	255	0	255
Industrials	111	505	0	616
Information Technology	0	181	0	181
Materials	0	346	0	346
Real Estate	0	289	0	289
Utilities	0	519	0	519
Hong Kong
Communication Services	0	111	0	111
Consumer Discretionary	40	287	0	327
Consumer Staples	0	105	0	105
Financials	0	324	0	324
Industrials	15	278	0	293
Information Technology	0	106	0	106
Real Estate	0	153	0	153
Utilities	0	213	0	213
Ireland
Consumer Discretionary	174	156	0	330
Consumer Staples	15	108	0	123
Health Care	368	23	0	391
Industrials	140	206	0	346
Materials	94	127	0	221
Israel
Communication Services	0	26	0	26
Consumer Staples	0	20	0	20
Energy	0	42	0	42

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Financials	$0	$126	$0	$126
Health Care	28	0	0	28
Industrials	0	44	0	44
Information Technology	142	75	0	217
Materials	0	31	0	31
Italy
Communication Services	0	111	0	111
Consumer Discretionary	0	180	0	180
Consumer Staples	0	25	0	25
Energy	0	161	0	161
Financials	0	235	0	235
Health Care	0	116	0	116
Industrials	0	75	0	75
Utilities	0	521	0	521
Japan
Communication Services	0	1,678	0	1,678
Consumer Discretionary	0	3,706	0	3,706
Consumer Staples	0	1,984	0	1,984
Energy	0	213	0	213
Financials	0	314	0	314
Health Care	0	2,181	0	2,181
Industrials	0	3,698	0	3,698
Information Technology	0	3,367	0	3,367
Materials	0	1,374	0	1,374
Real Estate	0	60	0	60
Utilities	0	517	0	517
Jordan
Health Care	0	26	0	26
Luxembourg
Communication Services	0	15	0	15
Health Care	32	0	0	32
Materials	0	156	0	156
Real Estate	0	50	0	50
Macau
Consumer Discretionary	0	51	0	51
Monaco
Materials	43	0	0	43
Netherlands
Communication Services	14	79	0	93
Consumer Discretionary	22	71	0	93
Consumer Staples	124	310	0	434
Energy	36	113	0	149
Financials	0	248	0	248
Health Care	39	0	0	39
Industrials	135	227	0	362
Information Technology	172	770	0	942
Materials	0	346	0	346
New Zealand
Communication Services	0	78	0	78
Energy	0	35	0	35
Health Care	0	55	0	55
Industrials	0	28	0	28
Materials	0	37	0	37
Utilities	0	91	0	91
Norway
Communication Services	0	168	0	168
Consumer Staples	60	132	0	192
Energy	0	93	0	93
Financials	0	57	0	57
Industrials	0	58	0	58
Materials	0	82	0	82
Real Estate	0	33	0	33
Portugal
Consumer Staples	0	63	0	63
Materials	0	22	0	22
Utilities	0	302	0	302
Singapore
Communication Services	0	115	0	115
Consumer Staples	0	174	0	174
Energy	0	31	0	31
Financials	0	164	0	164
Industrials	0	160	0	160
Information Technology	0	35	0	35

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	45

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	(Cont.)	December 31, 2020	(Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
South Africa
Health Care	$0	$15	$0	$15
Spain
Communication Services	0	137	0	137
Consumer Discretionary	0	105	0	105
Consumer Staples	58	0	0	58
Energy	0	132	0	132
Financials	19	275	0	294
Health Care	0	36	0	36
Industrials	0	193	0	193
Information Technology	0	76	0	76
Materials	0	30	0	30
Utilities	0	909	0	909
Sweden
Communication Services	112	169	0	281
Consumer Discretionary	64	386	0	450
Consumer Staples	0	213	0	213
Financials	0	146	0	146
Health Care	0	29	0	29
Industrials	19	1,010	0	1,029
Information Technology	0	134	0	134
Materials	0	122	0	122
Real Estate	2	27	0	29
Switzerland
Communication Services	0	110	0	110
Consumer Discretionary	97	215	0	312
Consumer Staples	0	714	0	714
Financials	0	945	0	945
Health Care	0	979	0	979
Industrials	0	1,022	0	1,022
Information Technology	176	191	0	367
Materials	0	692	0	692
Real Estate	0	127	0	127
Utilities	0	26	0	26
United Kingdom
Communication Services	23	443	0	466
Consumer Discretionary	87	1,231	0	1,318
Consumer Staples	224	2,455	0	2,679
Energy	0	238	0	238
Financials	15	933	0	948
Health Care	23	1,084	0	1,107
Industrials	10	1,490	0	1,500
Information Technology	0	156	0	156
Materials	0	880	0	880
Real Estate	0	40	0	40

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Utilities	$0	$900	$0	$900
United States
Consumer Discretionary	0	28	0	28
Materials	0	40	0	40
Preferred Stocks
Germany
Industrials	15	424	0	439
Real Estate Investment Trusts
Australia
Real Estate	0	157	0	157
Belgium
Real Estate	0	73	0	73
Canada
Real Estate	94	0	0	94
France
Real Estate	0	67	0	67
Germany
Real Estate	0	29	0	29
Hong Kong
Real Estate	0	67	0	67
Japan
Real Estate	0	560	0	560
Netherlands
Real Estate	0	27	0	27
Singapore
Real Estate	0	222	0	222
Spain
Real Estate	0	16	0	16
United Kingdom
Real Estate	0	241	0	241
Rights
Australia
Materials	0	1	0	1
Spain
Energy	3	0	0	3
Short-Term Instruments
Repurchase Agreements	0	695	0	695

	$8,661	$64,343	$0	$73,004

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	349	0	0	349

Total Investments	$9,010	$64,343	$0	$73,353

There were no significant transfers into or out of Level 3 during the period ended December 31, 2020.

46	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	December 31, 2020	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.5%

COMMON STOCKS 95.2%

IRELAND 0.3%

INFORMATION TECHNOLOGY 0.3%

Accenture PLC ‘A’	807	$211

Total Ireland		211

SWITZERLAND 0.2%

FINANCIALS 0.2%

Chubb Ltd.	905	139

Total Switzerland		139

UNITED KINGDOM 0.4%

CONSUMER STAPLES 0.1%

Coca-Cola European Partners PLC	338	17

Nomad Foods Ltd. (a)	1,170	29

		46

FINANCIALS 0.0%

Willis Towers Watson PLC	160	34

INDUSTRIALS 0.2%

IHS Markit Ltd.	924	83

Pentair PLC	1,223	65

		148

MATERIALS 0.1%

Amcor PLC	2,894	34

Total United Kingdom		262

UNITED STATES 94.3%

COMMUNICATION SERVICES 8.3%

Alphabet, Inc. ‘A’ (a)	425	745

AMC Networks, Inc. ‘A’ (a)	641	23

AT&T, Inc.	12,077	347

Cable One, Inc.	39	87

CenturyLink, Inc.	9,743	95

Charter Communications, Inc. ‘A’ (a)	417	276

Cinemark Holdings, Inc.	1,130	20

Comcast Corp. ‘A’	7,112	373

Facebook, Inc. ‘A’ (a)	2,734	747

Interpublic Group of Cos., Inc.	2,792	66

John Wiley & Sons, Inc. ‘A’	274	12

Liberty Broadband Corp. ‘C’ (a)	834	132

Liberty Media Corp-Liberty SiriusXM ‘C’ (a)	1,455	63

Madison Square Garden Sports Corp. (a)	85	16

Netflix, Inc. (a)	562	304

New York Times Co. ‘A’	704	36

News Corp. ‘A’	3,059	55

Omnicom Group, Inc.	1,089	68

Sinclair Broadcast Group, Inc. ‘A’	653	21

Sirius XM Holdings, Inc.	3,009	19

Snap, Inc. (a)	3,015	151

T-Mobile US, Inc.	1,023	138

Take-Two Interactive Software, Inc. (a)	372	77

TEGNA, Inc.	1,464	20

Telephone & Data Systems, Inc.	925	17

	SHARES	MARKET VALUE (000S)

Twitter, Inc. (a)	2,217	$120

Verizon Communications, Inc.	9,970	586

ViacomCBS, Inc. ‘B’	3,223	120

Walt Disney Co.	4,562	827

Zillow Group, Inc. ‘C’ (a)	538	70

Zynga, Inc. ‘A’ (a)	4,392	43

		5,674

CONSUMER DISCRETIONARY 17.0%

Abercrombie & Fitch Co. ‘A’	2,254	46

Adient PLC (a)	1,101	38

Adtalem Global Education, Inc. (a)	402	14

Advance Auto Parts, Inc.	102	16

Amazon.com, Inc. (a)	237	772

American Axle & Manufacturing Holdings, Inc. (a)	1,972	16

American Eagle Outfitters, Inc.	6,253	125

Aramark	171	7

Asbury Automotive Group, Inc. (a)	192	28

AutoNation, Inc. (a)	434	30

AutoZone, Inc. (a)	77	91

Bed Bath & Beyond, Inc. (c)	3,859	69

Best Buy Co., Inc.	2,628	262

Bloomin’ Brands, Inc.	1,726	34

Booking Holdings, Inc. (a)	52	116

BorgWarner, Inc.	227	9

Bright Horizons Family Solutions, Inc. (a)	165	29

Brinker International, Inc.	1,844	104

Buckle, Inc.	456	13

Burlington Stores, Inc. (a)	120	31

Carter’s, Inc.	639	60

Cheesecake Factory, Inc.	1,559	58

Chipotle Mexican Grill, Inc. (a)	156	216

Churchill Downs, Inc.	248	48

Cooper Tire & Rubber Co.	363	15

Cracker Barrel Old Country Store, Inc.	375	49

Dana, Inc.	1,272	25

Darden Restaurants, Inc.	275	33

Deckers Outdoor Corp. (a)	401	115

Designer Brands, Inc.	1,828	14

Dick’s Sporting Goods, Inc.	554	31

Dillard’s, Inc. ‘A’	155	10

Dollar General Corp.	1,943	409

Dollar Tree, Inc. (a)	313	34

Domino’s Pizza, Inc.	480	184

Dorman Products, Inc. (a)	139	12

DR Horton, Inc.	531	37

eBay, Inc.	4,172	210

Expedia Group, Inc.	210	28

Extended Stay America, Inc.	1,209	18

Foot Locker, Inc.	1,586	64

Ford Motor Co.	26,260	231

G-III Apparel Group Ltd. (a)	798	19

Gap, Inc.	4,710	95

General Motors Co.	10,041	418

Gentex Corp.	1,663	56

Genuine Parts Co.	281	28

Goodyear Tire & Rubber Co.	2,095	23

Graham Holdings Co. ‘B’	28	15

Grand Canyon Education, Inc. (a)	170	16

Group 1 Automotive, Inc.	226	30

Guess?, Inc.	1,167	26

H&R Block, Inc.	2,801	44

	SHARES	MARKET VALUE (000S)

Hanesbrands, Inc.	2,853	$42

Hasbro, Inc.	208	19

Helen of Troy Ltd. (a)	88	20

Hilton Worldwide Holdings, Inc.	293	33

Home Depot, Inc.	3,552	943

International Game Technology PLC	2,039	35

Jack in the Box, Inc.	492	46

KB Home	254	9

Kohl’s Corp.	1,470	60

Kontoor Brands, Inc.	588	24

L Brands, Inc.	2,199	82

La-Z-Boy, Inc.	434	17

Las Vegas Sands Corp.	1,107	66

Lear Corp.	339	54

Leggett & Platt, Inc.	983	44

Lennar Corp. ‘A’	442	34

Lithia Motors, Inc. ‘A’	324	95

Lowe’s Cos., Inc.	3,348	537

Macy’s, Inc.	5,990	67

Marriott International, Inc. ‘A’	374	49

McDonald’s Corp.	2,624	563

MDC Holdings, Inc.	554	27

Meritage Homes Corp. (a)	468	39

Murphy USA, Inc.	266	35

Newell Brands, Inc.	829	18

NIKE, Inc. ‘B’	3,772	534

Nordstrom, Inc.	1,595	50

NVR, Inc. (a)	16	65

O’Reilly Automotive, Inc. (a)	246	111

Ollie’s Bargain Outlet Holdings, Inc. (a)	165	13

Papa John’s International, Inc.	232	20

Penn National Gaming, Inc. (a)	788	68

Penske Automotive Group, Inc.	219	13

Pool Corp.	383	143

PulteGroup, Inc.	757	33

PVH Corp.	95	9

Qurate Retail, Inc.	6,485	71

Ralph Lauren Corp.	207	21

Ross Stores, Inc.	535	66

Sally Beauty Holdings, Inc. (a)	1,695	22

SeaWorld Entertainment, Inc. (a)	919	29

Service Corp. International	499	24

Signet Jewelers Ltd.	1,500	41

Six Flags Entertainment Corp.	1,114	38

Sonic Automotive, Inc. ‘A’	320	12

Starbucks Corp.	3,588	384

Steven Madden Ltd.	681	24

Tapestry, Inc.	430	13

Target Corp.	3,853	680

Taylor Morrison Home Corp. ‘A’ (a)	790	20

Tempur Sealy International, Inc. (a)	810	22

Tenneco, Inc. ‘A’ (a)	946	10

Terminix Global Holdings, Inc. (a)	796	41

Tesla, Inc. (a)	560	395

Texas Roadhouse, Inc.	543	42

Thor Industries, Inc.	819	76

Tiffany & Co.	156	20

TJX Cos., Inc.	3,215	220

Toll Brothers, Inc.	179	8

TopBuild Corp. (a)	95	17

Tractor Supply Co.	688	97

Ulta Beauty, Inc. (a)	165	47

Urban Outfitters, Inc. (a)	1,706	44

Vail Resorts, Inc.	281	78

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	47

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	(Cont.)

	SHARES	MARKET VALUE (000S)

VF Corp.	773	$66

Visteon Corp. (a)	331	42

Wendy’s Co.	3,026	66

Whirlpool Corp.	411	74

Williams-Sonoma, Inc.	1,181	120

Yum! Brands, Inc.	1,367	148

		11,616

CONSUMER STAPLES 11.9%

Altria Group, Inc.	3,375	138

Archer-Daniels-Midland Co.	3,395	171

B&G Foods, Inc.	1,073	30

Boston Beer Co., Inc. ‘A’ (a)	125	124

Brown-Forman Corp. ‘B’	919	73

Bunge Ltd.	1,614	106

Cal-Maine Foods, Inc. (a)	368	14

Campbell Soup Co.	596	29

Casey’s General Stores, Inc.	216	39

Central Garden & Pet Co. ‘A’ (a)	271	10

Church & Dwight Co., Inc.	1,168	102

Clorox Co.	518	105

Coca-Cola Co.	12,815	703

Colgate-Palmolive Co.	3,894	333

Conagra Brands, Inc.	1,760	64

Constellation Brands, Inc. ‘A’	193	42

Costco Wholesale Corp.	1,725	650

Coty, Inc. ‘A’	308	2

Darling Ingredients, Inc. (a)	1,050	60

Edgewell Personal Care Co.	456	16

Estee Lauder Cos., Inc. ‘A’	382	102

Flowers Foods, Inc.	1,005	23

General Mills, Inc.	2,043	120

Hain Celestial Group, Inc. (a)	679	27

Herbalife Nutrition Ltd. (a)	896	43

Hershey Co.	400	61

Hormel Foods Corp.	988	46

Ingredion, Inc.	226	18

J&J Snack Foods Corp.	94	15

JM Smucker Co.	522	60

Kellogg Co.	1,040	65

Keurig Dr Pepper, Inc.	631	20

Kimberly-Clark Corp.	883	119

Kraft Heinz Co.	3,352	116

Kroger Co.	9,366	297

Lamb Weston Holdings, Inc.	430	34

Lancaster Colony Corp.	104	19

McCormick & Co., Inc.	778	74

Mondelez International, Inc. ‘A’	814	48

Monster Beverage Corp. (a)	1,100	102

National Beverage Corp.	116	10

Nu Skin Enterprises, Inc. ‘A’	376	20

PepsiCo, Inc.	4,522	671

Performance Food Group Co. (a)	1,300	62

Philip Morris International, Inc.	5,988	496

Post Holdings, Inc. (a)	243	24

PriceSmart, Inc.	137	12

Procter & Gamble Co.	5,390	750

Rite Aid Corp. (a)	2,785	44

Sanderson Farms, Inc.	356	47

Sprouts Farmers Market, Inc. (a)	2,330	47

Sysco Corp.	2,344	174

TreeHouse Foods, Inc. (a)	566	24

Tyson Foods, Inc. ‘A’	1,243	80

U.S. Foods Holding Corp. (a)	596	20

	SHARES	MARKET VALUE (000S)

Vector Group Ltd.	764	$9

Walgreens Boots Alliance, Inc.	5,047	201

Walmart, Inc.	8,135	1,173

		8,084

ENERGY 2.8%

Apache Corp.	404	6

Archrock, Inc.	1,344	12

Baker Hughes Co.	3,698	77

Cabot Oil & Gas Corp.	2,370	39

Chevron Corp.	4,734	400

CNX Resources Corp. (a)	3,451	37

ConocoPhillips	2,066	83

Dril-Quip, Inc. (a)	283	8

EQT Corp.	790	10

Exxon Mobil Corp.	7,192	296

Helmerich & Payne, Inc.	213	5

Hess Corp.	605	32

HollyFrontier Corp.	2,318	60

Kinder Morgan, Inc.	1,456	20

Marathon Oil Corp.	3,864	26

Marathon Petroleum Corp.	4,412	183

Murphy Oil Corp.	1,071	13

NOV, Inc.	3,498	48

Oceaneering International, Inc. (a)	1,352	11

Patterson-UTI Energy, Inc.	3,216	17

PBF Energy, Inc. ‘A’	885	6

Phillips 66	2,980	208

Range Resources Corp.	4,032	27

Renewable Energy Group, Inc. (a)	755	53

SM Energy Co.	2,653	16

Targa Resources Corp.	313	8

Transocean Ltd. (a)	3,007	7

Valero Energy Corp.	3,341	189

World Fuel Services Corp.	488	15

		1,912

FINANCIALS 6.1%

Affiliated Managers Group, Inc.	353	36

Aflac, Inc.	514	23

Alleghany Corp.	11	7

Allstate Corp.	1,418	156

Ally Financial, Inc.	2,098	75

American Financial Group, Inc.	164	14

American International Group, Inc.	7,713	292

Arthur J Gallagher & Co.	551	68

Artisan Partners Asset Management, Inc. ‘A’	495	25

BlackRock, Inc.	222	160

Blackstone Group, Inc.	859	56

Brighthouse Financial, Inc. (a)	621	22

Brown & Brown, Inc.	901	43

Cannae Holdings, Inc. (a)	426	19

Capital One Financial Corp.	2,200	217

Capitol Federal Financial, Inc.	884	11

Cincinnati Financial Corp.	84	7

CIT Group, Inc.	745	27

CME Group, Inc.	386	70

CNO Financial Group, Inc.	952	21

Discover Financial Services	674	61

Erie Indemnity Co. ‘A’	56	14

Evercore, Inc. ‘A’	321	35

FactSet Research Systems, Inc.	75	25

Federated Investors, Inc. ‘B’	715	21

	SHARES	MARKET VALUE (000S)

Fidelity National Financial, Inc.	591	$23

First American Financial Corp.	915	47

FirstCash, Inc.	236	17

Franklin Resources, Inc.	3,025	76

Genworth Financial, Inc. ‘A’ (a)	4,840	18

Goldman Sachs Group, Inc.	334	88

Hanover Insurance Group, Inc.	234	27

Houlihan Lokey, Inc.	345	23

Interactive Brokers Group, Inc. ‘A’	293	18

Intercontinental Exchange, Inc.	562	65

Invesco Ltd.	2,301	40

Jefferies Financial Group, Inc.	644	16

Kemper Corp.	207	16

Lincoln National Corp.	1,047	53

Loews Corp.	957	43

LPL Financial Holdings, Inc.	595	62

Markel Corp. (a)	22	23

MarketAxess Holdings, Inc.	184	105

Marsh & McLennan Cos., Inc.	1,574	184

Mercury General Corp.	197	10

MetLife, Inc.	1,346	63

Moelis & Co. ‘A’	384	18

Moody’s Corp.	154	45

Morgan Stanley	2,109	145

Morningstar, Inc.	94	22

MSCI, Inc.	487	217

Nasdaq, Inc.	117	16

National General Holdings Corp.	654	22

Navient Corp.	2,024	20

New York Community Bancorp, Inc.	1,901	20

Old Republic International Corp.	950	19

PacWest Bancorp	1,085	28

PRA Group, Inc. (a)	294	12

Progressive Corp.	1,776	176

Prudential Financial, Inc.	496	39

RLI Corp.	156	16

S&P Global, Inc.	610	201

Santander Consumer USA Holdings, Inc.	609	13

SEI Investments Co.	560	32

SLM Corp.	1,081	13

Stewart Information Services Corp.	242	12

SVB Financial Group (a)	150	58

T Rowe Price Group, Inc.	643	97

Tradeweb Markets, Inc.	168	10

Travelers Cos., Inc.	1,656	232

Unum Group	805	18

Virtu Financial, Inc.	640	16

Voya Financial, Inc.	741	44

Waddell & Reed Financial, Inc. ‘A’	956	24

White Mountains Insurance Group Ltd.	17	17

WR Berkley Corp.	315	21

		4,145

HEALTH CARE 13.7%

Abbott Laboratories	2,715	297

AbbVie, Inc.	6,052	649

Acadia Healthcare Co., Inc. (a)	205	10

Agilent Technologies, Inc.	478	57

Alexion Pharmaceuticals, Inc. (a)	327	51

Align Technology, Inc. (a)	251	134

Amedisys, Inc. (a)	131	38

AmerisourceBergen Corp.	231	23

48	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2020	(Unaudited)

	SHARES	MARKET VALUE (000S)

Amgen, Inc.	1,113	$256

AMN Healthcare Services, Inc. (a)	201	14

Anthem, Inc.	467	150

Baxter International, Inc.	1,469	118

Becton Dickinson and Co.	171	43

Bio-Rad Laboratories, Inc. ‘A’ (a)	150	87

Bio-Techne Corp.	69	22

Biogen, Inc. (a)	303	74

Bristol-Myers Squibb Co.	1,612	100

Bruker Corp.	303	16

Cardinal Health, Inc.	2,449	131

Catalent, Inc. (a)	725	75

Centene Corp. (a)	885	53

Cerner Corp.	433	34

Charles River Laboratories International, Inc. (a)	142	36

Chemed Corp.	81	43

Cigna Corp.	563	117

Cooper Cos., Inc.	117	43

CVS Health Corp.	10,368	708

Danaher Corp.	1,708	379

DaVita, Inc. (a)	645	76

Dentsply Sirona, Inc.	462	24

Edwards Lifesciences Corp. (a)	406	37

Eli Lilly & Co.	531	90

Encompass Health Corp.	674	56

Gilead Sciences, Inc.	9,069	528

HCA Healthcare, Inc.	778	128

Henry Schein, Inc. (a)	369	25

Hologic, Inc. (a)	739	54

Humana, Inc.	621	255

Intuitive Surgical, Inc. (a)	181	148

Johnson & Johnson	5,079	799

Laboratory Corp. of America Holdings (a)	93	19

LHC Group, Inc. (a)	95	20

Magellan Health, Inc. (a)	144	12

Masimo Corp. (a)	336	90

McKesson Corp.	1,226	213

MEDNAX, Inc. (a)	890	22

Merck & Co., Inc.	7,606	622

Mettler-Toledo International, Inc. (a)	115	131

Molina Healthcare, Inc. (a)	325	69

Myriad Genetics, Inc. (a)	648	13

Patterson Cos., Inc.	855	25

PerkinElmer, Inc.	323	46

Pfizer, Inc.	10,787	397

Premier, Inc. ‘A’	510	18

Quest Diagnostics, Inc.	382	46

Regeneron Pharmaceuticals, Inc. (a)	125	60

ResMed, Inc.	668	142

Select Medical Holdings Corp. (a)	526	15

Steris PLC	174	33

Teleflex, Inc.	105	43

Tenet Healthcare Corp. (a)	1,408	56

Thermo Fisher Scientific, Inc.	617	287

United Therapeutics Corp. (a)	506	77

UnitedHealth Group, Inc.	1,471	516

Varian Medical Systems, Inc. (a)	352	62

Waters Corp. (a)	254	63

West Pharmaceutical Services, Inc.	263	75

Zoetis, Inc.	998	165

		9,315

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 11.3%

3M Co.	1,669	$292

ABM Industries, Inc.	359	14

Acuity Brands, Inc.	246	30

AECOM (a)	631	31

AGCO Corp.	393	41

Allegiant Travel Co.	126	24

Allison Transmission Holdings, Inc.	1,091	47

Altra Industrial Motion Corp.	185	10

AMERCO	38	17

American Airlines Group, Inc.	517	8

AO Smith Corp.	990	54

Applied Industrial Technologies, Inc.	179	14

Arcosa, Inc.	272	15

Armstrong World Industries, Inc.	206	15

Atlas Air Worldwide Holdings, Inc. (a)	535	29

Avis Budget Group, Inc. (a)	2,178	81

BMC Stock Holdings, Inc. (a)	193	10

Boeing Co.	882	189

Builders FirstSource, Inc. (a)	333	14

BWX Technologies, Inc.	456	27

Caterpillar, Inc.	846	154

CH Robinson Worldwide, Inc.	1,095	103

Cintas Corp.	382	135

Colfax Corp. (a)	306	12

Copart, Inc. (a)	1,300	165

CoreLogic, Inc.	309	24

CoStar Group, Inc. (a)	77	71

Covanta Holding Corp.	816	11

Crane Co.	223	17

CSX Corp.	2,507	228

Cummins, Inc.	705	160

Curtiss-Wright Corp.	190	22

Deere & Co.	487	131

Delta Air Lines, Inc.	476	19

Donaldson Co., Inc.	466	26

Dycom Industries, Inc. (a)	213	16

Eaton Corp. PLC	621	75

Emerson Electric Co.	1,636	131

Equifax, Inc.	352	68

Expeditors International of Washington, Inc.	1,089	104

Fastenal Co.	2,029	99

FedEx Corp.	376	98

Fluor Corp.	1,681	27

Fortune Brands Home & Security, Inc.	216	19

Franklin Electric Co., Inc.	159	11

FTI Consulting, Inc. (a)	449	50

GATX Corp.	220	18

Generac Holdings, Inc. (a)	602	137

General Electric Co.	18,745	202

Graco, Inc.	587	42

Granite Construction, Inc.	348	9

Greenbrier Cos., Inc.	405	15

Hawaiian Holdings, Inc.	1,142	20

Healthcare Services Group, Inc.	534	15

Herman Miller, Inc.	527	18

Hexcel Corp.	486	24

Hillenbrand, Inc.	416	17

Hub Group, Inc. ‘A’ (a)	229	13

Hubbell, Inc.	111	17

Huntington Ingalls Industries, Inc.	37	6

IAA, Inc. (a)	623	40

	SHARES	MARKET VALUE (000S)

IDEX Corp.	364	$73

Illinois Tool Works, Inc.	1,141	233

ITT, Inc.	351	27

Jacobs Engineering Group, Inc.	641	70

JB Hunt Transport Services, Inc.	297	41

JetBlue Airways Corp. (a)	1,569	23

Kansas City Southern	146	30

KAR Auction Services, Inc.	948	18

KBR, Inc.	1,409	44

Knight-Swift Transportation Holdings, Inc.	571	24

L3Harris Technologies, Inc.	340	64

Landstar System, Inc.	319	43

Lennox International, Inc.	285	78

Lincoln Electric Holdings, Inc.	306	36

Lockheed Martin Corp.	745	264

Macquarie Infrastructure Corp.	684	26

ManpowerGroup, Inc.	422	38

Masco Corp.	1,224	67

Masonite International Corp. (a)	167	16

Matson, Inc.	216	12

Meritor, Inc. (a)	529	15

Middleby Corp. (a)	211	27

Moog, Inc. ‘A’	140	11

MSC Industrial Direct Co., Inc. ‘A’	417	35

Neilsen Holdings PLC	407	8

Nordson Corp.	219	44

Norfolk Southern Corp.	395	94

Northrop Grumman Corp.	408	124

Old Dominion Freight Line, Inc.	523	102

Owens Corning	195	15

Parker-Hannifin Corp.	200	54

Quanta Services, Inc.	903	65

Regal Beloit Corp.	109	13

Republic Services, Inc.	359	35

Resideo Technologies, Inc. (a)	700	15

Robert Half International, Inc.	509	32

Rockwell Automation, Inc.	439	110

Rollins, Inc.	1,576	62

Rush Enterprises, Inc. ‘A’	216	9

Ryder System, Inc.	288	18

Saia, Inc. (a)	76	14

SkyWest, Inc.	479	19

Southwest Airlines Co.	277	13

SPX FLOW, Inc. (a)	178	10

Stericycle, Inc. (a)	404	28

Teledyne Technologies, Inc. (a)	90	35

Terex Corp.	701	24

Tetra Tech, Inc.	127	15

Timken Co.	576	45

Toro Co.	471	45

TransDigm Group, Inc.	39	24

Trinity Industries, Inc.	975	26

Uber Technologies, Inc. (a)	3,239	165

UFP Industries, Inc.	303	17

Union Pacific Corp.	1,984	413

United Airlines Holdings, Inc. (a)	74	3

United Parcel Service, Inc. ‘B’	3,171	534

United Rentals, Inc. (a)	112	26

Verisk Analytics, Inc.	645	134

Waste Connections, Inc.	649	67

Waste Management, Inc.	639	75

Watsco, Inc.	189	43

Werner Enterprises, Inc.	784	31

WESCO International, Inc. (a)	623	49

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	49

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	(Cont.)

	SHARES	MARKET VALUE (000S)

WW Grainger, Inc.	214	$87

XPO Logistics, Inc. (a)	263	31

Xylem, Inc.	818	83

		7,702

INFORMATION TECHNOLOGY 19.1%

Activision Blizzard, Inc.	1,192	111

Adobe, Inc. (a)	747	374

Advanced Micro Devices, Inc. (a)	3,238	297

Akamai Technologies, Inc. (a)	463	49

Alliance Data Systems Corp.	165	12

Amdocs Ltd.	411	29

Amkor Technology, Inc.	1,308	20

ANSYS, Inc. (a)	211	77

Apple, Inc.	13,447	1,784

Applied Materials, Inc.	2,090	180

Arista Networks, Inc. (a)	158	46

Arrow Electronics, Inc. (a)	575	56

Aspen Technology, Inc. (a)	89	12

Autodesk, Inc. (a)	631	193

Automatic Data Processing, Inc.	403	71

Avnet, Inc.	806	28

Black Knight, Inc. (a)	681	60

Booz Allen Hamilton Holding Corp.	814	71

Broadcom, Inc.	1,026	449

Broadridge Financial Solutions, Inc.	481	74

CACI International, Inc. ‘A’ (a)	179	45

Cadence Design Systems, Inc. (a)	1,310	179

CDK Global, Inc.	628	32

CDW Corp.	124	16

Cirrus Logic, Inc. (a)	297	24

Citrix Systems, Inc.	549	71

Cognex Corp.	422	34

Cognizant Technology Solutions Corp. ‘A’	831	68

CommScope Holding Co., Inc. (a)	831	11

Concentrix Corp. (a)	171	17

Corning, Inc.	5,099	184

Cree, Inc. (a)	1,118	118

Dell Technologies, Inc. ‘C’ (a)	328	24

Dolby Laboratories, Inc. ‘A’	465	45

DXC Technology Co.	1,094	28

Electronic Arts, Inc.	220	32

Entegris, Inc.	388	37

EPAM Systems, Inc. (a)	117	42

F5 Networks, Inc. (a)	234	41

Fair Isaac Corp. (a)	99	51

Fidelity National Information Services, Inc.	92	13

First Solar, Inc. (a)	216	21

Fiserv, Inc. (a)	617	70

FleetCor Technologies, Inc. (a)	46	13

Flex Ltd. (a)	1,061	19

FLIR Systems, Inc.	513	22

Gartner, Inc. (a)	96	15

Genpact Ltd.	945	39

Hewlett Packard Enterprise Co.	10,617	126

HP, Inc.	4,963	122

II-VI, Inc. (a)	288	22

Insight Enterprises, Inc. (a)	245	19

International Business Machines Corp.	6,550	824

Intuit, Inc.	456	173

IPG Photonics Corp. (a)	128	29

Jabil, Inc.	818	35

	SHARES	MARKET VALUE (000S)

Jack Henry & Associates, Inc.	501	$81

Juniper Networks, Inc.	2,603	59

KLA Corp.	584	151

Lam Research Corp.	467	221

Littelfuse, Inc.	52	13

LiveRamp Holdings, Inc. (a)	185	13

Manhattan Associates, Inc. (a)	215	23

ManTech International Corp. ‘A’	172	15

Marvell Technology Group Ltd.	1,928	92

Mastercard, Inc. ‘A’	583	208

Maxim Integrated Products, Inc.	891	79

MAXIMUS, Inc.	365	27

Microchip Technology, Inc.	398	55

Microsoft Corp.	3,506	780

Motorola Solutions, Inc.	1,048	178

NCR Corp. (a)	841	32

NetScout Systems, Inc. (a)	371	10

NortonLifeLock, Inc.	2,342	49

Nuance Communications, Inc. (a)	811	36

NVIDIA Corp.	1,018	532

Oracle Corp.	5,125	331

Paychex, Inc.	665	62

PayPal Holdings, Inc. (a)	1,827	428

Pegasystems, Inc.	115	15

Plexus Corp. (a)	156	12

PTC, Inc. (a)	305	36

QUALCOMM, Inc.	4,780	728

Sabre Corp.	925	11

salesforce.com, Inc. (a)	1,366	304

Sanmina Corp. (a)	432	14

Seagate Technology PLC	3,154	196

Skyworks Solutions, Inc.	366	56

Synaptics, Inc. (a)	348	33

SYNNEX Corp.	171	14

Synopsys, Inc. (a)	306	79

Teradata Corp. (a)	1,072	24

Teradyne, Inc.	1,006	121

Texas Instruments, Inc.	3,214	527

Trimble, Inc. (a)	449	30

Tyler Technologies, Inc. (a)	127	55

Ubiquiti, Inc.	54	15

VeriSign, Inc. (a)	132	29

Visa, Inc. ‘A’	931	204

Vishay Intertechnology, Inc.	912	19

Western Digital Corp.	655	36

Western Union Co.	1,804	40

Workday, Inc. (a)	499	120

Xerox Holdings Corp.	869	20

Xilinx, Inc.	787	112

Zebra Technologies Corp. ‘A’ (a)	140	54

		13,033

MATERIALS 3.1%

Albemarle Corp.	308	45

Alcoa Corp. (a)	1,210	28

Allegheny Technologies, Inc. (a)	831	14

AptarGroup, Inc.	214	29

Avery Dennison Corp.	410	64

Avient Corp.	627	25

Axalta Coating Systems Ltd. (a)	751	21

Ball Corp.	1,579	147

Berry Global Group, Inc. (a)	385	22

Boise Cascade Co.	317	15

Carpenter Technology Corp.	597	17

	SHARES	MARKET VALUE (000S)

Celanese Corp.	252	$33

Chemours Co.	1,175	29

Commercial Metals Co.	1,149	24

Compass Minerals International, Inc.	202	12

Corteva, Inc.	1,166	45

Crown Holdings, Inc. (a)	1,031	103

Domtar Corp.	804	25

Eastman Chemical Co.	337	34

Ecolab, Inc.	290	63

Freeport-McMoRan, Inc.	3,077	80

Graphic Packaging Holding Co.	2,000	34

Greif, Inc. ‘A’	187	9

Hecla Mining Co.	3,098	20

Huntsman Corp.	516	13

Innospec, Inc.	114	10

International Flavors & Fragrances, Inc.	126	14

Kaiser Aluminum Corp.	133	13

Louisiana-Pacific Corp.	739	27

LyondellBasell Industries NV ‘A’	2,522	231

Mosaic Co.	2,569	59

NewMarket Corp.	36	14

Newmont Corp.	1,583	95

Nucor Corp.	414	22

O-I Glass, Inc.	1,207	14

Olin Corp.	2,833	70

Packaging Corp. of America	145	20

PPG Industries, Inc.	580	84

Reliance Steel & Aluminum Co.	372	45

RPM International, Inc.	515	47

Scotts Miracle-Gro Co.	352	70

Sensient Technologies Corp.	300	22

Sherwin-Williams Co.	145	107

Silgan Holdings, Inc.	591	22

Sonoco Products Co.	471	28

Steel Dynamics, Inc.	249	9

Trinseo S.A.	541	28

United States Steel Corp.	1,064	18

Warrior Met Coal, Inc.	648	14

WestRock Co.	1,456	63

Worthington Industries, Inc.	286	15

WR Grace & Co.	253	14

		2,126

REAL ESTATE 0.0%

Realogy Holdings Corp. (a)	1,682	22

UTILITIES 1.0%

AES Corp.	4,871	115

American Water Works Co., Inc.	282	43

Avangrid, Inc.	81	4

Avista Corp.	312	13

Clearway Energy, Inc. ‘C’	308	10

Dominion Energy, Inc.	366	28

Entergy Corp.	181	18

Exelon Corp.	2,213	93

Hawaiian Electric Industries, Inc.	391	14

MDU Resources Group, Inc.	467	12

National Fuel Gas Co.	497	20

NextEra Energy, Inc.	3,049	235

NRG Energy, Inc.	517	19

Ormat Technologies, Inc.	127	12

Southern Co.	583	36

50	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2020	(Unaudited)

	SHARES	MARKET VALUE (000S)

Vistra Corp.	1,995	$39

		711

Total United States		64,340

Total Common Stocks (Cost $57,207)		64,952

REAL ESTATE INVESTMENT TRUSTS 4.2%

UNITED STATES 4.2%

FINANCIALS 0.4%

AGNC Investment Corp.	1,334	21

Annaly Capital Management, Inc.	3,920	33

Apollo Commercial Real Estate Finance, Inc.	990	11

Blackstone Mortgage Trust, Inc. ‘A’	874	24

Chimera Investment Corp.	2,805	29

Invesco Mortgage Capital, Inc.	3,631	12

Ladder Capital Corp.	1,068	10

MFA Financial, Inc.	3,334	13

New Residential Investment Corp.	380	4

New York Mortgage Trust, Inc.	3,055	11

PennyMac Mortgage Investment Trust	834	15

Redwood Trust, Inc.	1,647	15

Starwood Property Trust, Inc.	2,529	49

Two Harbors Investment Corp.	3,508	22

		269

REAL ESTATE 3.8%

Acadia Realty Trust	588	8

Alexandria Real Estate Equities, Inc.	406	72

American Campus Communities, Inc.	1,069	46

American Homes 4 Rent ‘A’	1,044	31

American Tower Corp.	235	53

Apartment Income REIT Corp. (a)	881	34

Apartment Investment and Management Co. ‘A’	953	5

Apple Hospitality REIT, Inc.	2,278	29

Brandywine Realty Trust	1,944	23

Brixmor Property Group, Inc.	737	12

Camden Property Trust	466	47

Colony Capital, Inc.	6,087	29

Columbia Property Trust, Inc.	904	13

CoreCivic, Inc.	2,032	13

Corporate Office Properties Trust	824	22

	SHARES	MARKET VALUE (000S)

Cousins Properties, Inc.	511	$17

Crown Castle International Corp.	1,080	172

CubeSmart	788	27

CyrusOne, Inc.	359	26

Digital Realty Trust, Inc.	662	92

Douglas Emmett, Inc.	788	23

Duke Realty Corp.	1,837	73

EastGroup Properties, Inc.	100	14

Equinix, Inc.	201	144

Equity Commonwealth	768	21

Equity LifeStyle Properties, Inc.	407	26

Extra Space Storage, Inc.	391	45

Federal Realty Investment Trust	318	27

First Industrial Realty Trust, Inc.	438	18

Gaming and Leisure Properties, Inc.	914	39

GEO Group, Inc.	2,546	23

Healthcare Realty Trust, Inc.	649	19

Healthcare Trust of America, Inc. ‘A’	1,153	32

Highwoods Properties, Inc.	785	31

Hudson Pacific Properties, Inc.	1,003	24

Invitation Homes, Inc.	2,068	61

Iron Mountain, Inc.	399	12

JBG SMITH Properties	343	11

Kilroy Realty Corp.	568	33

Kimco Realty Corp.	949	14

Lamar Advertising Co. ‘A’	542	45

Lexington Realty Trust	1,663	18

Life Storage, Inc.	233	28

Mack-Cali Realty Corp.	773	10

Medical Properties Trust, Inc.	1,652	36

Mid-America Apartment Communities, Inc.	42	5

National Retail Properties, Inc.	425	17

Omega Healthcare Investors, Inc.	591	22

Outfront Media, Inc.	1,555	30

Paramount Group, Inc.	2,662	24

Park Hotels & Resorts, Inc.	342	6

Physicians Realty Trust	1,018	18

Piedmont Office Realty Trust, Inc. ‘A’	1,047	17

Prologis, Inc.	1,825	182

PS Business Parks, Inc.	123	16

Public Storage	555	128

Rayonier, Inc.	454	13

Regency Centers Corp.	892	41

Retail Properties of America, Inc. ‘A’	1,579	14

	SHARES	MARKET VALUE (000S)

RLJ Lodging Trust	1,203	$17

Ryman Hospitality Properties, Inc.	211	14

SBA Communications Corp.	348	98

Service Properties Trust	1,576	18

Simon Property Group, Inc.	484	41

SITE Centers Corp.	1,458	15

STAG Industrial, Inc.	383	12

STORE Capital Corp.	931	32

Sun Communities, Inc.	264	40

Sunstone Hotel Investors, Inc.	2,537	29

UDR, Inc.	1,116	43

VICI Properties, Inc.	985	25

Washington Real Estate Investment Trust	406	9

Weingarten Realty Investors	985	21

WP Carey, Inc.	703	50

Xenia Hotels & Resorts, Inc.	720	11

		2,606

Total Real Estate Investment Trusts (Cost $2,699)		2,875

SHORT-TERM INSTRUMENTS 1.1%

REPURCHASE AGREEMENTS (e) 1.1%
		735

Total Short-Term Instruments (Cost $735)		735

Total Investments in Securities (Cost $60,641)		68,562

INVESTMENTS IN AFFILIATES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

MUTUAL FUNDS 0.1%

PIMCO Government Money Market Fund
0.150% (b)(c)(d)	73,418	73

Total Short-Term Instruments (Cost $73)		73

Total Investments in Affiliates (Cost $73)		73

Total Investments 100.6% (Cost $60,714)		$68,635

Other Assets and Liabilities, net (0.6)%		(392)

Net Assets 100.0%		$68,243

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.
(b)	Institutional Class Shares of each Fund.
(c)

Securities with an aggregate market value of $72 were out on loan in exchange for $73 of cash collateral as of December 31, 2020. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 5 in the Notes to Financial Statements.

(d)	Coupon represents a 7-Day Yield.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2020	01/04/2021	$735	U.S. Treasury Bills 0.000% due 12/30/2021	$(749)	$735	$735

Total Repurchase Agreements						$(749)	$735	$735

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	51

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	(Cont.)	December 31, 2020	(Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$735	$0	$0	$0	$735	$(749)	$(14)

Master Securities Lending Agreement
GSC	0	0	0	72	72	(73)	(1)

Total Borrowings and Other Financing Transactions	$735	$0	$0	$72

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(2)
Common Stocks	$73	$0	$0	$0	$73

Total Borrowings	$73	$0	$0	$0	$73

Payable for securities on loan - cash collateral					$73

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(2)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Securities, at Value
Common Stocks
Ireland
Information Technology	$211	$0	$0	$211
Switzerland
Financials	139	0	0	139
United Kingdom
Consumer Staples	46	0	0	46
Financials	34	0	0	34
Industrials	148	0	0	148
Materials	34	0	0	34
United States
Communication Services	5,674	0	0	5,674
Consumer Discretionary	11,616	0	0	11,616
Consumer Staples	8,084	0	0	8,084
Energy	1,912	0	0	1,912
Financials	4,145	0	0	4,145
Health Care	9,315	0	0	9,315
Industrials	7,702	0	0	7,702

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Information Technology	$13,033	$0	$0	$13,033
Materials	2,126	0	0	2,126
Real Estate	22	0	0	22
Utilities	711	0	0	711
Real Estate Investment Trusts
United States
Financials	269	0	0	269
Real Estate	2,606	0	0	2,606
Short-Term Instruments
Repurchase Agreements	0	735	0	735

	$67,827	$735	$0	$68,562

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	73	0	0	73

Total Investments	$67,900	$735	$0	$68,635

There were no significant transfers into or out of Level 3 during the period ended December 31, 2020.

52	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments	PIMCO RAFI ESG U.S. Exchange-Traded Fund	December 31, 2020	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.6%

COMMON STOCKS 98.3%

IRELAND 0.8%

INDUSTRIALS 0.1%

Trane Technologies PLC	54	$8

INFORMATION TECHNOLOGY 0.7%

Accenture PLC ‘A’	325	85

Total Ireland		93

SWITZERLAND 0.3%

FINANCIALS 0.3%

Chubb Ltd.	237	36

Total Switzerland		36

UNITED KINGDOM 1.3%

COMMUNICATION SERVICES 0.1%

Liberty Global PLC (a)	668	16

CONSUMER STAPLES 0.2%

Coca-Cola European Partners PLC	337	16

MATERIALS 1.0%

Amcor PLC	1,175	14

Linde PLC	425	112

		126

Total United Kingdom		158

UNITED STATES 95.9%

COMMUNICATION SERVICES 5.8%

CenturyLink, Inc.	4,257	42

News Corp. ‘A’	686	12

Omnicom Group, Inc.	312	20

Verizon Communications, Inc.	4,547	267

ViacomCBS, Inc. ‘B’	434	16

Walt Disney Co.	1,927	349

		706

CONSUMER DISCRETIONARY 12.9%

Advance Auto Parts, Inc.	48	8

Bed Bath & Beyond, Inc.	1,236	22

Best Buy Co., Inc.	419	42

BorgWarner, Inc.	293	11

Carnival Corp.	1,789	39

Darden Restaurants, Inc.	95	11

Dollar General Corp.	169	36

eBay, Inc.	885	44

Foot Locker, Inc.	304	12

Ford Motor Co.	14,322	126

Gap, Inc.	1,544	31

General Motors Co.	4,207	175

Genuine Parts Co.	62	6

Goodyear Tire & Rubber Co.	1,371	15

Hasbro, Inc.	130	12

Hilton Worldwide Holdings, Inc.	137	15

Home Depot, Inc.	545	145

Kohl’s Corp.	1,064	43

L Brands, Inc.	469	17

Lowe’s Cos., Inc.	584	94

	SHARES	MARKET VALUE (000S)

Macy’s, Inc.	3,410	$38

Marriott International, Inc. ‘A’	126	17

McDonald’s Corp.	511	110

Newell Brands, Inc.	505	11

NIKE, Inc. ‘B’	594	84

Nordstrom, Inc.	626	20

O’Reilly Automotive, Inc. (a)	15	7

PVH Corp.	147	14

Ralph Lauren Corp.	120	12

Ross Stores, Inc.	160	20

Starbucks Corp.	555	59

Target Corp.	713	126

Tiffany & Co.	105	14

TJX Cos., Inc.	999	68

Tractor Supply Co.	18	2

VF Corp.	323	28

Whirlpool Corp.	20	4

Yum! Brands, Inc.	244	26

		1,564

CONSUMER STAPLES 9.2%

Archer-Daniels-Midland Co.	959	48

Brown-Forman Corp. ‘B’	97	8

Bunge Ltd.	464	30

Clorox Co.	58	12

Coca-Cola Co.	2,902	159

Colgate-Palmolive Co.	588	50

Estee Lauder Cos., Inc. ‘A’	74	20

General Mills, Inc.	614	36

Hershey Co.	85	13

Ingredion, Inc.	109	9

JM Smucker Co.	87	10

Kellogg Co.	238	15

Kimberly-Clark Corp.	207	28

Kraft Heinz Co.	977	34

Kroger Co.	2,005	64

Molson Coors Brewing Co. ‘B’	318	14

Mondelez International, Inc. ‘A’	1,365	80

PepsiCo, Inc.	1,129	167

Procter & Gamble Co.	1,954	272

Sysco Corp.	80	6

Walgreens Boots Alliance, Inc.	1,087	43

		1,118

FINANCIALS 23.0%

Aflac, Inc.	793	35

Allstate Corp.	547	60

American Express Co.	728	88

American International Group, Inc.	1,693	64

Ameriprise Financial, Inc.	230	45

Aon PLC	31	7

Bank of America Corp.	10,282	312

Bank of New York Mellon Corp.	1,847	79

Capital One Financial Corp.	1,014	100

Charles Schwab Corp.	97	5

Citigroup, Inc.	4,827	298

Comerica, Inc.	292	16

Fifth Third Bancorp	1,500	41

Franklin Resources, Inc.	215	5

Goldman Sachs Group, Inc.	753	199

Hartford Financial Services Group, Inc.	610	30

Huntington Bancshares, Inc.	977	12

JPMorgan Chase & Co.	1,960	249

	SHARES	MARKET VALUE (000S)

KeyCorp.	1,397	$23

Lincoln National Corp.	527	27

Marsh & McLennan Cos., Inc.	217	26

MetLife, Inc.	1,114	52

Moody’s Corp.	53	15

Morgan Stanley	1,563	107

Northern Trust Corp.	184	17

PNC Financial Services Group, Inc.	752	112

Principal Financial Group, Inc.	452	23

Prudential Financial, Inc.	977	76

Regions Financial Corp.	1,436	23

S&P Global, Inc.	74	24

Synchrony Financial	891	31

Travelers Cos., Inc.	444	62

Truist Financial Corp.	279	13

U.S. Bancorp	1,566	73

Unum Group	128	3

Voya Financial, Inc.	344	20

Wells Fargo & Co.	14,072	425

		2,797

HEALTH CARE 16.0%

Abbott Laboratories	745	82

AbbVie, Inc.	1,277	137

Agilent Technologies, Inc.	146	17

Amgen, Inc.	620	142

Anthem, Inc.	277	89

Baxter International, Inc.	373	30

Biogen, Inc. (a)	119	29

Boston Scientific Corp. (a)	294	11

Bristol-Myers Squibb Co.	1,045	65

Cardinal Health, Inc.	660	35

Danaher Corp.	123	27

DaVita, Inc. (a)	105	12

Dentsply Sirona, Inc.	155	8

Eli Lilly & Co.	155	26

Gilead Sciences, Inc.	2,259	132

Humana, Inc.	81	33

IQVIA Holdings, Inc. (a)	21	4

Johnson & Johnson	2,311	364

Laboratory Corp. of America Holdings (a)	38	8

McKesson Corp.	405	70

Merck & Co., Inc.	2,591	212

Pfizer, Inc.	7,055	260

Quest Diagnostics, Inc.	84	10

Regeneron Pharmaceuticals, Inc. (a)	16	8

Thermo Fisher Scientific, Inc.	61	28

UnitedHealth Group, Inc.	216	76

Viatris, Inc. (a)	1,636	31

		1,946

INDUSTRIALS 5.4%

3M Co.	786	137

Alaska Air Group, Inc.	211	11

CH Robinson Worldwide, Inc.	61	6

Delta Air Lines, Inc.	56	2

Dover Corp.	21	3

Emerson Electric Co.	632	51

Fastenal Co.	203	10

FedEx Corp.	288	75

Illinois Tool Works, Inc.	248	50

Ingersoll Rand, Inc. (a)	50	2

JetBlue Airways Corp. (a)	799	12

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	53

Schedule of Investments	PIMCO RAFI ESG U.S. Exchange-Traded Fund	(Cont.)	December 31, 2020	(Unaudited)

	SHARES	MARKET VALUE (000S)

Johnson Controls International PLC	1,287	$60

ManpowerGroup, Inc.	203	18

Neilsen Holdings PLC	1,046	22

Parker-Hannifin Corp.	15	4

Republic Services, Inc.	118	11

Rockwell Automation, Inc.	78	19

Southwest Airlines Co.	178	8

Stanley Black & Decker, Inc.	93	17

United Airlines Holdings, Inc. (a)	168	7

United Parcel Service, Inc. ‘B’	415	70

Waste Management, Inc.	320	38

WW Grainger, Inc.	48	20

		653

INFORMATION TECHNOLOGY 18.3%

Alliance Data Systems Corp.	73	5

Amdocs Ltd.	103	7

Analog Devices, Inc.	122	18

Applied Materials, Inc.	625	54

Arrow Electronics, Inc. (a)	46	4

Automatic Data Processing, Inc.	173	31

Avnet, Inc.	479	17

CDW Corp.	16	2

Cisco Systems, Inc.	5,961	267

Citrix Systems, Inc.	60	8

Cognizant Technology Solutions Corp. ‘A’	514	42

Corning, Inc.	959	35

Electronic Arts, Inc.	28	4

Fidelity National Information Services, Inc.	76	11

Flex Ltd. (a)	877	16

HP, Inc.	2,282	56

Intel Corp.	5,910	294

Juniper Networks, Inc.	667	15

Lam Research Corp.	69	33

Mastercard, Inc. ‘A’	106	38

Maxim Integrated Products, Inc.	135	12

Micron Technology, Inc. (a)	623	47

	SHARES	MARKET VALUE (000S)

Microsoft Corp.	2,414	$537

NetApp, Inc.	96	6

NortonLifeLock, Inc.	909	19

Oracle Corp.	2,684	174

PayPal Holdings, Inc. (a)	78	18

QUALCOMM, Inc.	994	151

Seagate Technology PLC	360	22

Texas Instruments, Inc.	693	114

Visa, Inc. ‘A’	467	102

Western Digital Corp.	543	30

Western Union Co.	486	11

Xerox Holdings Corp.	781	18

Xilinx, Inc.	22	3

		2,221

MATERIALS 3.6%

Air Products & Chemicals, Inc.	125	34

Celanese Corp.	166	22

CF Industries Holdings, Inc.	360	14

DuPont de Nemours, Inc.	1,420	101

Eastman Chemical Co.	244	24

Ecolab, Inc.	137	30

Freeport-McMoRan, Inc.	1,030	27

International Paper Co.	957	48

LyondellBasell Industries NV ‘A’	667	61

Newmont Corp.	384	23

Nucor Corp.	245	13

Sherwin-Williams Co.	26	19

United States Steel Corp.	236	4

Vulcan Materials Co.	57	8

WestRock Co.	269	12

		440

REAL ESTATE 0.2%

CBRE Group, Inc. ‘A’ (a)	223	14

Jones Lang LaSalle, Inc.	68	10

		24

	SHARES	MARKET VALUE (000S)
UTILITIES 1.5%

American Water Works Co., Inc.	96	$15

Consolidated Edison, Inc.	440	32

Edison International	427	27

Eversource Energy	312	27

Exelon Corp.	1,935	81

		182

Total United States		11,651

Total Common Stocks (Cost $11,557)		11,938

REAL ESTATE INVESTMENT TRUSTS 1.3%

UNITED STATES 1.3%

REAL ESTATE 1.3%

Equinix, Inc.	21	15

Equity Residential	161	10

Healthpeak Properties, Inc.	477	14

Host Hotels & Resorts, Inc.	1,695	25

Iron Mountain, Inc.	334	10

Park Hotels & Resorts, Inc.	606	10

Simon Property Group, Inc.	136	12

Ventas, Inc.	531	26

Welltower, Inc.	357	23

Weyerhaeuser Co.	314	10

		155

Total Real Estate Investment Trusts (Cost $151)		155

Total Investments in Securities (Cost $11,708)		12,093

Total Investments 99.6% (Cost $11,708)		$12,093

Other Assets and Liabilities, net 0.4%		50

Net Assets 100.0%		$12,143

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Securities, at Value
Common Stocks
Ireland
Industrials	$8	$0	$0	$8
Information Technology	85	0	0	85
Switzerland
Financials	36	0	0	36
United Kingdom
Communication Services	16	0	0	16
Consumer Staples	16	0	0	16
Materials	126	0	0	126
United States
Communication Services	706	0	0	706
Consumer Discretionary	1,564	0	0	1,564

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Consumer Staples	$1,118	$0	$0	$1,118
Financials	2,797	0	0	2,797
Health Care	1,946	0	0	1,946
Industrials	653	0	0	653
Information Technology	2,221	0	0	2,221
Materials	440	0	0	440
Real Estate	24	0	0	24
Utilities	182	0	0	182
Real Estate Investment Trusts
United States
Real Estate	155	0	0	155

Total Investments	$12,093	$0	$0	$12,093

There were no significant transfers into or out of Level 3 during the period ended December 31, 2020.

54	PIMCO EQUITY SERIES	See Accompanying Notes

Notes to Financial Statements	December 31, 2020	(Unaudited)

1. ORGANIZATION

PIMCO Equity Series (the “Trust”) was established as a Delaware statutory trust on March 30, 2010. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO” or “Manager”) serves as the investment adviser for the Funds. PIMCO has engaged Parametric Portfolio Associates LLC (“Parametric” or “Sub-Adviser”) to serve as the sub-adviser to each Fund.

Each Fund is an exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities and may be designed to track an index or to be actively managed. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of a Fund may be directly purchased from and redeemed by a Fund at NAV solely by certain large institutional investors. Also unlike shares of a mutual fund, shares of each Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day. Each Fund offers and issues shares only in aggregations of a specified number of shares (“Creation Units”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income   Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date.

Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	55

Notes to Financial Statements	(Cont.)

(c) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	Quarterly	Quarterly

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	Quarterly	Quarterly

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	Quarterly	Quarterly

PIMCO RAFI ESG U.S. ETF	Quarterly	Quarterly

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently. The Trust does not provide an automatic dividend and/or distributions reinvestment service.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines that a portion of a distribution may be comprised of amounts from capital gains, paid in capital, or other capital sources in accordance with its policies, accounting records, and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a

Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain

56	PIMCO EQUITY SERIES

December 31, 2020	(Unaudited)

exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule is March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities attributable to that Fund, by the total number of shares outstanding.

On each day that the NYSE Arca is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. Each Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	57

Notes to Financial Statements	(Cont.)

may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Manager the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. The Manager may consult with the Sub-Adviser in providing such recommendations or otherwise with respect to valuation of a Fund’s portfolio securities or other assets. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing

Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

58	PIMCO EQUITY SERIES

December 31, 2020	(Unaudited)

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes

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Notes to Financial Statements	(Cont.)

obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Manager that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund eligible to participate in securities lending may invest the cash collateral received for securities out on loan in the PIMCO Government Money Market Fund under the Securities Lending Agreement. All or a portion of Dividend Income as shown in the table below represents the income earned on the cash collateral invested in PIMCO Government Money Market Fund and is included on the Statements of Operations as a component of Securities Lending Income. PIMCO Government Money Market Fund is considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Funds’ transactions in and earnings from investments in the affiliated Fund for the period ended December 31, 2020 (amounts in thousands†):

Investments in PIMCO Government Money Market Fund

Fund Name	Market Value 06/30/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$6,038	$42,350	$(38,305)	$0	$0	$10,083	$0	$0

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	0	1,485	(1,136)	0	0	349	0	0

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	39	345	(311)	0	0	73	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Equity-Linked Securities  are privately issued securities that have a return component based on the performance of a single stock, a basket of stocks, or a stock index. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate.

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If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at December 31, 2020, as applicable, are disclosed in the Notes to Schedules of Investments.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Securities Lending  The Funds listed below may seek to earn additional income by lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis via a lending agent.

Fund Name

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF

PIMCO RAFI Dynamic Multi-Factor International Equity ETF

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF

PIMCO RAFI ESG U.S. ETF

Securities on loan are required to be secured by cash collateral at least equal to 102% of the domestic, or 105% of the foreign security’s market value. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market

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Notes to Financial Statements	(Cont.)

value of all the loaned securities as of such preceding day. The Funds will then invest the cash collateral received in the PIMCO Government Money Market Fund and record a liability for the return of the collateral during the period the securities are on loan. Each Fund is subject to a lending limit of 33.33% of total assets (including the value of collateral).

The loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail to return loaned securities, the Fund has the right to repurchase the securities using the collateral in the open market.

The borrower pays fees at the Funds’ direction to the lending agent. The lending agent may retain a portion of the fees and interest earned on the cash collateral invested as compensation for its services. Investments made with the cash collateral are disclosed on the Schedules of Investments, if applicable. The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations as securities lending income, if applicable.

(c) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Funds’ investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the funds’ investment restrictions). If a borrowing funds’ total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended December 31, 2020, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

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7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	PIMCO RAFI ESG U.S. ETF

New Fund	—	—	—	X

Small Fund	—	X	X	X

Market Trading	X	X	X	X

Equity	X	X	X	X

Credit	X	X	X	X

Market	X	X	X	X

Liquidity	X	X	X	X

Issuer	X	X	X	X

Derivatives	X	X	X	X

Foreign (Non-U.S.) Investment	X	X	—	—

Emerging Markets	X	—	—	—

Currency	X	X	—	—

Model	X	X	X	X

Leveraging	X	X	X	X

Management and Tracking Error	X	X	X	X

Indexing	X	X	X	X

Environmental, Social and Governance Investing	—	—	—	X

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

New Fund Risk  is the risk that a new fund’s performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new funds may not attract sufficient assets to achieve investment and trading efficiencies.

Small Fund Risk  is the risk that a smaller Fund may not achieve investment or trading efficiencies. Additionally, a smaller Fund may be more adversely affected by large purchases or redemptions of Fund shares.

Market Trading Risk  is the risk that an active secondary trading market for Fund shares does not continue once developed, that a Fund may not continue to meet a listing exchange’s trading or listing requirements, or that Fund shares trade at prices other than a Fund’s net asset value.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Credit Risk  is the risk that a Fund could lose money if the counterparty to a derivative contract is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. The liquidity of a Fund’s shares may be constrained by the liquidity of a Fund’s portfolio holdings.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to a Fund, a reduction in a Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker, or the clearinghouse itself. Changes in regulation relating to a fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/ or adversely affect the value of derivatives and a Fund’s performance.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing

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Notes to Financial Statements	(Cont.)

reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Model Risk  is the risk that a Fund’s investment models used in making investment allocation decisions, including the indexation methodologies used in constructing the Underlying Index, may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in a Fund.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management and Tracking Error Risk  is the risk that the portfolio manager’s investment decisions may not produce the desired results or that a Fund’s portfolio may not closely track the Underlying Index for a number of reasons. A Fund incurs operating expenses, which are not applicable to the Underlying Index, and the costs of buying and selling securities, especially when rebalancing a Fund’s portfolio to reflect changes in the composition of the Underlying Index. Performance of a Fund and the Underlying Index may vary due to asset valuation differences and differences between a Fund’s portfolio and the Underlying Index due to legal restrictions, cost or liquidity restraints. The risk that performance of a Fund and the Underlying Index may vary may be heightened during periods of increased market volatility or other unusual market conditions. In addition, a Fund’s use of a representative sampling approach may cause a Fund to be less correlated to the return of the Underlying Index than if a Fund held all of the securities in the Underlying Index.

Indexing Risk  is the risk that a Fund is negatively affected by general declines in the asset classes represented by the Underlying Index.

Environmental, Social and Governance Investing Risk  is the risk that, because the Underlying Index may select or exclude securities of certain issuers for reasons other than performance, a Fund’s performance will differ from funds that do not utilize an ESG investing strategy. ESG investing is qualitative and subjective by nature, and there is no guarantee that the factors utilized by the Index Provider or any judgment exercised by the Index Provider in constructing the Underlying Index will reflect the opinions of any particular investor.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of the London Interbank Offered Rate) that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Fund’s investments or the Investment Manager’s operations and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the

64	PIMCO EQUITY SERIES

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instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a

Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

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Notes to Financial Statements	(Cont.)

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Management Fee  PIMCO, a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”), serves as the Manager to the Trust, pursuant to an investment management agreement. Each Fund pays PIMCO fees in return for providing investment advisory, supervisory and administrative services under an all-in fee structure. Each Fund will pay monthly management fees to PIMCO at an annual rate based on average daily net assets (the “Management Fee”), at an annual rate as noted in the table below.

Fund Name	Management Fee

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	0.49%

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	0.39%

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	0.29%

PIMCO RAFI ESG U.S. ETF	0.29%

(b) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of each Fund’s Creation Units. The Distributor does not maintain a secondary market in shares of the Funds. During the period ended December 31, 2020 each Fund was permitted to compensate the Distributor at an annual rate of up to 0.25% of a Fund’s average daily net assets (the “12b-1 Plan Fee”). However, the Board of Trustees has determined not to authorize payment of a 12b-1 Plan Fee at this time. The 12b-1 Plan Fee may only be imposed or increased when the Board determines that it is in the best interests of shareholders to do so. Because these fees are paid out of a Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time it will increase the cost of an investment in the Fund. The 12b-1 Plan Fee may cost an investor more than other types of sales charges.

(c) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds bear other expenses which are not covered under the

66	PIMCO EQUITY SERIES

December 31, 2020	(Unaudited)

Management Fee which may vary and affect the total level of expenses paid by shareholders, such as (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) costs of borrowing money, including interest expenses; (iv) securities lending fees and expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; and (vii) organizational expenses. The ratio of expenses to average net assets, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses as disclosed in the prospectus.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Trust from the Manager or its affiliates.

(d) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Management Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the investment management agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the Management Fee and/or other expenses waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO at December 31, 2020, were as follows (amounts in thousands†):

	Expiring within

Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$75	$28	$38	$141

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	119	2	2	123

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	115	6	5	126

PIMCO RAFI ESG U.S. ETF	0	0	78	78

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. RELATED PARTY TRANSACTIONS

The Manager and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	67

Notes to Financial Statements	(Cont.)

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2020, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$0	$0	$161,366	$160,546

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	0	0	9,467	9,616

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	0	0	14,513	14,666

PIMCO RAFI ESG U.S. Exchange-Traded Fund	0	0	1,550	1,579

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by a Fund only in Creation Units. Except when aggregated in Creation Units, shares of a Fund are not redeemable. Transactions in capital shares for a Fund are disclosed in detail on the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of a basket of cash and/or securities that the Fund specifies each business day. Authorized Participants may be charged transaction fees as set forth below. To offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, Authorized Participants are subject to standard creation and redemption transaction fees payable directly to State Street Bank and Trust Company, the sub-administrator of the Funds. PIMCO may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Creations and redemptions for cash (when cash creations and redemptions are available or specified) may be subject to an additional variable charge up to the maximum amount shown in the table below.

Fund Name	Standard Creation/ Redemption Transaction Fee*	Maximum Variable Charge for Cash Creations**	Maximum Variable Charge for Cash Redemptions**

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$2,250	3.00%	2.00%

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	$5,000	3.00%	2.00%

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	$2,250	3.00%	2.00%

PIMCO RAFI ESG U.S. ETF	$500	3.00%	2.00%

*	Applicable to in-kind contributions or redemptions only.
**	As a percentage of the net asset value per Creation Unit purchased or redeemed, inclusive of the standard creation transaction fee (if imposed).

14. INVESTMENT TRANSACTIONS

For the period ended December 31, 2020, certain Funds had in-kind contributions and in-kind redemptions as follows (amounts in thousands†):

Fund Name	Contributions	Redemptions

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$1,558	$8,142

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	38,829	0

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	42,059	9,494

PIMCO RAFI ESG U.S. ETF	1,268	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The in-kind contributions and in-kind redemptions in this table may not agree with the Fund Share Transactions on the Statements of Changes in Net Assets. The table represents the accumulation of each Fund’s daily net shareholder transactions while the Statements of Changes in

Net Assets reflect gross shareholder transactions including any cash component of the transactions.

15. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

68	PIMCO EQUITY SERIES

December 31, 2020	(Unaudited)

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of December 31, 2020, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended June 30, 2020, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$57,600	$39,425

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	3,529	2,781

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	9,257	3,247

PIMCO RAFI ESG U.S. ETF	405	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$655,906	$172,527	$(24,112)	$148,415

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	63,394	10,431	(472)	9,959

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	60,729	8,258	(352)	7,906

PIMCO RAFI ESG U.S. Exchange-Traded Fund	11,742	860	(509)	351

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	69

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BMO	BMO Capital Markets Corp.	FOB	Credit Suisse Securities (USA) LLC	SAL	Citigroup Global Markets, Inc.

BSN	The Bank of Nova Scotia - Toronto	GSC	Goldman Sachs & Co. LLC	SSB	State Street Bank and Trust Co.

FICC	Fixed Income Clearing Corporation	MSC	Morgan Stanley & Co. LLC.	UBS	UBS Securities LLC

Currency Abbreviations:

USD (or $)	United States Dollar

Exchange Abbreviations:

OTC	Over the Counter

Other Abbreviations:

ADR	American Depositary Receipt	NVDR	Non-Voting Depositary Receipt	SP - ADR	Sponsored American Depositary Receipt

GDR	Global Depositary Receipt	REIT	Real Estate Investment Trust	TBA	To-Be-Announced

70	PIMCO EQUITY SERIES

Approval of Investment Advisory Contract and Other Agreements	(Unaudited)

Approval of Renewal of the Investment Management Agreement and Sub-Advisory Agreement for PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF, PIMCO RAFI Dynamic Multi-Factor International Equity ETF PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF and PIMCO RAFI ESG U.S. ETF

At a meeting held on August 18-19, 2020, the Board of Trustees (the “Board”) of PIMCO Equity Series (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Investment Management Agreement (the “Investment Management Agreement”) between the Trust, on behalf of PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF, PIMCO RAFI Dynamic Multi-Factor International Equity ETF, PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF and PIMCO RAFI ESG U.S. ETF (each, a “Fund,” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2021.1 In addition, the Board considered and unanimously approved the renewal of the Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between PIMCO, on behalf of the Funds, each a series of the Trust, and Parametric Portfolio Associates LLC (“Parametric”) for an additional one-year period through August 31, 2021.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Parametric to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Parametric to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Investment Management Agreement and Sub-Advisory Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, management fees, financial information for PIMCO and, where relevant, financial information for Parametric, information regarding the profitability to PIMCO of its relationship with

[1]

The Board, including a majority of the Independent Trustees, determined to rely on the relief granted by a temporary exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 that permits fund boards of trustees to approve advisory contracts at a meeting held by remote communications that allows participating trustees to hear one another simultaneously, rather than in-person, in light of the impact of the novel coronavirus (“COVID-19”) pandemic and restrictions on travel and in-person gatherings. The Board determined that reliance on the exemptive order was necessary and appropriate due to circumstances related to current or potential effects of the COVID-19 pandemic and government-mandated restrictions, and prior to commencing the approval meeting, the Board confirmed that all Board members could hear each other simultaneously during the meeting. The Board noted that it would ratify any actions taken at this meeting pursuant to the SEC relief at its next in-person meeting.

the Funds, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds, and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Investment Management Agreement and Sub-Advisory Agreement.

(b) Review Process:  In connection with considering the renewal of the Investment Management Agreement and Sub-Advisory Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Parametric in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, information from Parametric on matters related to the Investment Management Agreement and Sub-Advisory Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 18-19, 2020 meeting. The Independent Trustees also met telephonically with counsel to the Trust and the Independent Trustees, including telephonic meetings on July 10, 2020 and July 30, 2020, and conducted a telephonic meeting on July 30, 2020 with management and counsel to the Trust and the Independent Trustees, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Investment Management Agreement and the Sub-Advisory Agreement. In connection with its review of the Investment Management Agreement and the Sub-Advisory Agreement, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds. The Independent Trustees also requested and received supplemental information, including information regarding Fund performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the

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Approval of Investment Advisory Contract and Other Agreements	(Cont.)

information presented. Individual Trustees may have given different weight to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Investment Management Agreement and Sub-Advisory Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Investment Management Agreement and Sub-Advisory Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Parametric, their Personnel and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Management Agreement. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Investment Management Agreement. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Funds, and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to: investing in its cybersecurity program and business continuity functions, including the build-out of a new data center; funding projects and initiatives in support of the Funds; improving PIMCO governance and oversight of key fund administration processes;

expanding and engaging a technology consultant to improve certain performance reconciliation processes; enhancing PIMCO’s oversight over certain of the Funds’ service providers; continuing to develop initiatives related to pricing, including, among other items, development of pricing tools and capabilities and continued extensive due diligence regarding pricing vendors; forming a new internal group responsible for the operational aspects of the Liquidity Risk Management Programs; developing compliance and operations processes in connection with regulatory developments, including Rule 6c-11 under the Investment Company Act of 1940, as amended, pertaining to exchange-traded funds; continuing to invest in PIMCO’s technology infrastructure; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; investing in the Fund Treasurer’s Office; enhancing a proprietary application to support new trading strategies and increase data precision and administration control; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; utilizing a service provider’s proprietary software and managed service model to timely meet N-PORT and N-CEN regulatory requirements; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; implementing a contingent NAV process; continuing to advocate in the public policy arena; developing a proprietary tool to monitor and facilitate potential interfund lending; utilizing a third-party software technology to allow portfolio management teams to run pre-trade calculations regarding new exchange-traded and cleared derivatives; and developing technology solutions to leverage artificial intelligence and machine learning.

Similarly, the Board considered the sub-advisory services provided by Parametric to the Funds. The Board considered PIMCO’s oversight of Parametric in connection with Parametric providing sub-advisory services to the Funds. The Board further considered the difference between the sub-advisory services that Parametric provides to the Funds and the portfolio implementation services that Parametric performs for certain other series of the Trust. The Board also reviewed materials regarding the nature, extent and quality of Parametric’s trading, risk management, and compliance capabilities and resources, including Parametric’s policies and procedures regarding trade aggregation and allocation, which are integral parts of its role as sub-adviser.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Investment Management Agreement and provided by Parametric under the Sub-Advisory Agreement are likely to continue to benefit the Funds and their shareholders.

72	PIMCO EQUITY SERIES

(Unaudited)

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Investment Management Agreement. The Board considered the terms of the Investment Management Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, since inception and, for each Fund except the PIMCO RAFI ESG U.S. ETF, over the one-year period-ended March 31, 2020 net-of-fees and other performance data, as available, since inception and, for each Fund except the PIMCO RAFI ESG U.S. ETF, over the one-year period-ended June 30, 2020 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, since inception and through the period-ended March 31, 2020 (the “Broadridge Report”). The Board considered information regarding the investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report, which were provided in advance of the August 18-19, 2020 meeting.

The Board reviewed materials indicating that, according to the Broadridge Report, the Funds underperformed their peer groups during the one-year period-ended March 31, 2020. The Board reviewed materials indicating that the Funds, except the PIMCO RAFI ESG U.S. ETF which did not a full year of performance as of March 31, 2020, had underperformed in comparison to their respective benchmark indexes over the one-year period ended March 31, 2020 net-of-fees. PIMCO reported to the Board about the reasons for the underperformance and actions that have been taken by PIMCO throughout the year to attempt to address such underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Investment Management Agreement, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Investment Management Agreement.

4. MANAGEMENT FEE AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds to scale at the outset. The Board noted that PIMCO generally seeks to price new funds competitively against the median total expense ratio of the respective Broadridge peer group, if available, while acknowledging that a fee premium may be appropriate for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the management fee and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Parametric with respect to the Funds, taking into account that PIMCO compensates Parametric from the management fees paid by such Funds to PIMCO. With respect to the management fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered the expense limitation agreement in place for all of the Funds. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing certain Funds’ management fees to the fee rates PIMCO charges to clients (both advised and sub-advised) with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds and the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and

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Approval of Investment Advisory Contract and Other Agreements	(Cont.)

regulatory risk in sponsoring and managing mutual funds and ETFs as compared to external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures such services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency and printing costs. The Board also considered that the unified fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds to scale at inception and reinvesting in other important areas of the business that support the Funds. The Board concluded that the Funds’ fees were reasonable in relation to the value of the services provided, and that the unified fee represents, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the Funds’ total expenses continued to be generally in line with those of competitor funds. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report, the Board found total expenses of each Fund to be reasonable.

Based on the information presented by PIMCO, Parametric and Broadridge, members of the Board determined, in the exercise of their business judgment, that the management fees charged by PIMCO under the Investment Management Agreement, that the fees charged by Parametric under the Sub-Advisory Agreement, and that the total expenses of each Fund, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits attributable to the

Funds. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s and Parametric’s investment professionals were compensated and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements. The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Funds, PIMCO shares the benefits of economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics, senior management supervision, governance and oversight of those services, and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the management fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

74	PIMCO EQUITY SERIES

(Unaudited)

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board noted that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and Parametric supported the renewal of the Funds’ Investment Management Agreement and Sub-Advisory Agreement. The Independent Trustees and the Board as a whole concluded that the Funds’ Investment Management Agreement and Sub-Advisory Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Investment Management Agreement, the fees paid to Parametric by PIMCO under the Sub-Advisory Agreement, and that the renewal of the Investment Management Agreement and the Sub-Advisory Agreement was in the best interests of the Funds and their shareholders.

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	75

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Parametric Portfolio Associates

1918 Eighth Avenue, Suite 3100

Seattle, WA 98101

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Co.

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Transfer Agent

State Street Bank & Trust Co.

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PES4004SAR_123120

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the semiannual reports to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable for open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Equity Series

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date:	February 25, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date:	February 25, 2021

By:	/s/ Bijal Parikh
Bijal Parikh
Treasurer (Principal Financial & Accounting Officer)

Date:	February 25, 2021